PROSPECTUS

APRIL 30, 2004

FUTURITY III

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. You may choose among a number of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following funds or (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Value Equity Funds
AllianceBernstein VP Growth and Income Portfolio	First Eagle VFT Overseas Variable Series
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund Mid Cap Value Portfolio
Securities Fund - Class 2	SCSM Neuberger Berman Mid Cap Value Fund
Franklin Templeton VIP Trust Templeton Growth	Mid-Cap Blend Equity Funds
Securities Fund - Class 2	Lord Abbett Series Fund International Portfolio
Goldman Sachs VIT CORESM U.S. Equity Fund	SCSM Blue Chip Mid Cap Fund
MFS/Sun Life Total Return - S Class	SCSM Value Mid Cap Fund
SCSM Davis Venture Value Fund	Mid-Cap Growth Equity Funds
SCSM Value Equity Fund	AIM V.I. Capital Appreciation Fund
SCSM Value Managed Fund	INVESCO VIF Dynamics Fund
Large-Cap Blend Equity Funds	SCSM Neuberger Berman Mid Cap Growth Fund
AIM V.I. Core Equity Fund	Small-Cap Blend Equity Funds
AIM V.I. Premier Equity Fund	JPMorgan Small Company Portfolio[2]
Alger American Income & Growth Portfolio[1]	SCSM Value Small Cap Fund
AllianceBernstein VP Worldwide Privatization Portfolio	Small-Cap Growth Equity Funds
Fidelity VIP Contrafund(R) Portfolio, Service Class 2	Alger American Small Capitalization Portfolio[1]
Fidelity VIP Overseas Portfolio, Service Class 2	AllianceBernstein VP Small Cap Growth Portfolio[3]
Goldman Sachs VIT Capital Growth Fund	Goldman Sachs VIT CORESM Small Cap Equity Fund[2]
JPMorgan International Equity Portfolio[2]	INVESCO VIF Small Company Growth Fund
JPMorgan U.S. Large Cap Core Equity Portfolio[2]	MFS/ Sun Life New Discovery - S Class
Lord Abbett Series Fund Growth and Income Portfolio	SCSM Alger Small Capitalization Fund
MFS/ Sun Life Massachusetts Investors Trust - S Class	Large-Cap Blend Sector Equity Funds
Rydex VT Nova Fund	SCSM Davis Financial Fund
SCSM Alger Income & Growth Fund	Large-Cap Growth Sector Equity Funds
SCSM Investors Foundation Fund	AllianceBernstein VP Technology Portfolio
SCSM Select Equity Fund	Mid-Cap Value Sector Equity Funds
Large-Cap Growth Equity Funds	Sun Capital Real Estate Fund(R)
AIM V.I. Growth Fund	Mid-Cap Blend Sector Equity Funds
AIM V.I. International Growth Fund	MFS/ Sun Life Utilities - S Class
Alger American Growth Portfolio[1]	Sun CapitalSM All Cap Fund
AllianceBernstein VP Premier Growth Portfolio	High Quality Intermediate-Term Bond Funds
Fidelity VIP Growth Portfolio, Service Class 2	PIMCO Total Return Portfolio
Goldman Sachs VIT Growth and Income Fund[2]	Sun Capital Investment Grade Bond Fund(R)
Goldman Sachs VIT International Equity Fund[2]	High Quality Long-Term Bond Funds
MFS/ Sun Life Capital Appreciation - S Class	MFS/ Sun Life Government Securities - S Class
MFS/ Sun Life Emerging Growth - S Class	PIMCO Real Return Portfolio
MFS/ Sun Life Massachusetts Investors Growth	Low-Quality Short-Term Bond Fund
Stock - S Class	MFS/ Sun Life High Yield - S Class
Rydex VT OTC Fund	Low-Quality Intermediate-Term Bond Fund
SCSM Alger Growth Fund	PIMCO Emerging Markets Bond Portfolio
PIMCO High Yield Portfolio
Money Market Fund
Sun Capital Money Market Fund(R)
1 Not available for further investment after May 1, 2002

2 Not available to Contracts issued on or after May 1, 2001

3 Formerly known as the AllianceBernstein VP Quasar Portfolio.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds and the INVESCO VIF Funds with INVESCO Funds Group, Inc., serving as sub-investment advisor to the INVESCO VIF Funds. Alliance Capital Management, LP, advises the AllianceBernstein VP Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust. Fidelity(R) Management & Research Company advises the Fidelity VIP Portfolios. Fred Alger Management, Inc., advises the Alger American Funds. Goldman Sachs Asset Management, L.P., advises the Goldman Sachs VIT Funds. J.P. Morgan Investment Management Inc., advises the J.P. Morgan Series Trust II Portfolios. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios. PADCO Advisors II, Inc., advises the Rydex VT Portfolios. Sun Capital Advisers, Inc., advises the Sun Capital Funds; SCSM Davis Funds (sub-advised by Davis Advisors); SCSM Alger Funds (sub-advised by Fred Alger Management, Inc.); SCSM Value Funds (sub-advised by OpCap Advisors); the SCSM Neuberger Berman Funds (sub-advised by Neuberger Berman Management, Inc.); and the SCSM Blue Chip Mid Cap Fund, SCSM Investors Foundation Fund, and SCSM Select Equity Fund (all sub-advised by Wellington Management Company, LLP). Templeton(R) Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton(R) Global Advisors Limited advises Templeton Growth Securities Fund

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated April 30, 2004 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 45 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address:

  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

   P.O. Box 9133

   Wellesley Hills, Massachusetts 02481

Special Terms *

Product Highlights *

Fees and Expenses *

Example *

Condensed Financial Information *

The Annuity Contract *

Communicating to Us About Your Contract *

Sun Life Assurance Company of Canada (U.S.) *

The Variable Account *

Variable Account Options: The Funds *

The Fixed Account *

The Fixed Account Options: The Guarantee Periods *

The Accumulation Phase *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Optional Programs *

Withdrawals, Withdrawal Charge and Market Value Adjustment *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals Not Subject to Withdrawal Charge *

Market Value Adjustment *

Contract Charges *

Account Fee *

Administrative Expense Charge *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

Death Benefit *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

Due Proof of Death *

The Income Phase - Annuity Provisions *

Selection of the Annuitant or Co-Annuitant *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

Other Contract Provisions *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

Tax Considerations *

U.S. Federal Income Tax Considerations *

Deductibility of Purchase Payments *

Pre-Distribution Taxation of Contracts *

Distributions and Withdrawals from Non-Qualified Contracts *

Distributions and Withdrawals from Qualified Contracts *

Withholding *

Investment Diversification and Control *

Tax Treatment of the Company and the Variable Account *

Qualified Retirement Plans *

Pension and Profit-Sharing Plans *

Tax-Sheltered Annuities *

Individual Retirement Accounts *

Roth IRAs *

Status of Optional Death Benefit Riders *

Puerto Rico Tax Considerations *

Administration of the Contract *

Distribution of the Contract *

Performance Information *

Available Information *

Incorporation of Certain Documents by Reference *

State Regulation *

Legal Proceedings *

Financial Statements *

Table of Contents of Statement of Additional Information *

Appendix A -- Glossary *

Appendix B -- Withdrawals, Withdrawal Charges and the Market Value Adjustment *

Appendix C -- Calculation of Basic Death Benefit *

Appendix D -- Calculation of EEB Optional Death Benefit Rider *

Appendix E -- Calculation of Death Benefit When the EEB and MAV and 5% Roll-Up

Riders are Selected *

Appendix F -- Calculation of EEB Plus Optional Death Benefit *

Appendix G -- Calculation of EEB Plus with MAV Optional Death Benefit *

Appendix H -- Calculation of EEB Plus with 5% Roll-Up Optional Death Benefit *

Appendix I -- Condensed Financial Information - Accumulation Unit Values *

Appendix J -- Investment Options and Expenses for Initial Class Shares *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity III Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing one or more optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments of at least $1,000 at any time during the Accumulation Phase. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers, or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, if your Account Value is less than $75,000 on your Account Anniversary, we deduct a $35 Annual Account Fee. After the fifth Account Year, we may increase the fee, but it will never exceed $50. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.00% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account. If you annuitize before your eighth Account Anniversary, we will deduct, during the Income Phase, an additional charge equal to 0.25% of your daily Account Value.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 7% in the first Contract year and declines to 0% after seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge of from the assets of the Variable Account ranging from 0.15% to 0.40% of the average daily value of your Contract, depending upon which optional death benefit rider(s) you have elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. Subject to the Maximum Annuity Commencement Date, you can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. You decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, one or more of the optional death benefit rider. If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the optional death benefit riders. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. This "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made in the first Account Year. For all other Account Years, the "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings, minus any free withdrawals taken during the life of your Contract or (2) 15% of the amount of all Purchase Payments made during the last 7 Account Years (including the current year) minus any free withdrawals taken during the current Account Year. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it, we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

___________

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)

     P.O. Box 9133

     Wellesley Hills, Massachusetts 02481

     Toll Free (888) 786-2435

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	7%*

Maximum Transfer Fee (currently $0):	$15**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Number of Complete Account Years Since Purchase Payment has been in the Account	Surrender Charge
	0-1	7%
	1-2	7%
	2-3	6%
	3-4	6%
	4-5	5%
	5-6	4%
	6-7	3%
	7 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**	Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. (See "Transfer Privilege.")

***

The premium tax rate and base vary by state and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.00%**

Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.15%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.55%
*

The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed, but it will never be greater than $50. The fee is waived on Contracts greater than $75,000 in value on your Account Anniversary. (See "Account Fee.")

**

If your initial Purchase Payment is $100,000 or more, the mortality and expense risks charge will be 0.85% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.15% of average daily net Variable Account assets, regardless of the amount of your initial Purchase Payment. If you annuitize prior to your eighth Account Anniversary, however, we will deduct an additional charge equal to 0.25% of you daily Account Value. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:
Rider(s) Elected	% of Average Daily Value

"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum

(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior to any fee waiver or expense reimbursement)

Prior to any fee waiver or expense reimbursement*	0.65%	5.47%
After reimbursement of contractual expenses**	0.65%	2.60%
* **

The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2005. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.65% and 2.41%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,1027	$2,320	$3,564	$6,314
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 427	$1,831	$3,177	$6,314

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (888) 786-2435 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
o	written notice electing a different Guarantee Period from among those we then offer, or

o	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the Money Market Sub-Account.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation to a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
o	You may not make more than 12 transfers in any Account Year;

o	The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

o	At least 30 days must elapse between transfers to and from Guarantee Periods;

o	Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds;

o	We impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfer Privilege" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to delay or refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse or delay requests involving transfers to or from the Fixed Account.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Optional Programs

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options, as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

     Systematic Withdrawal Program

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.

Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option.

You may change or stop this program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting A Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
o	When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

o	When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

o	When an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

     Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:
o	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

o	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:
o	your Account Value, minus

o	all Purchase Payments made plus

o	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payment

If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you take a withdrawal, we liquidate your Contract in the following order:

         (1) the free withdrawal amount, and

         (2) unliquidated payments on a first-in, first-out basis.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

Number of
Account Years
Payment Has Been	Withdrawal
In Your Contract	Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
o	at least one year has passed since we issued your Contract,

o	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and.

o	your confinement to an eligible nursing home began after your Open Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
o	your Account has been allocated only to the Fixed Account during the applicable Account Year; or

o	your Account Value is $75,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.
% of Average
Rider(S) You Elect*	Daily Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus with MAV"	0.40%
"EEB Plus with 5% Roll-Up"	0.40%

                                          *As defined below

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:
(1)	Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D -- H.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit above, or

o

your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit above, or

o	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
o	the first day of the month following your 80th birthday, or

o	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:
o

If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:
o

If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider plus the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:
o

If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider plus the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:
o

If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:
o	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

o

MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

o

EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

o

MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of -any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	An original certified copy of an official death certificate;

o	An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

o	Any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
o	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

o

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

o	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:
o	We must receive your notice at least 30 days before the current Annuity Commencement Date.

o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year period certain options are not available if your Account has been issued within the past 7 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value.

If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract Contract Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
o	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

o	Any required minimum distribution, or

o	Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Accounts

Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

     Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. We will provide the necessary information for Contracts issued in connection with Roth IRAs.

     Status of Optional Death Benefit Riders

Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").

Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, we give no assurance that the IRS will approve the use of the Contract with the New Riders in IRAs. Denial of our request by the IRS could result in taxation of the entire balance of your IRA and penalty taxes. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2001, 2002 and 2003, approximately $51,438,377, $1,908,576.79 and $130,261 respectively, in commissions was paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Fitch. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2003 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data

Advertising and Sales Literature

Calculations

   Example of Variable Accumulation Unit Value Calculation

   Example of Variable Annuity Unit Calculation

   Example of Variable Annuity Payment Calculation

Distribution of the Contracts

Designation and Change of Beneficiary

Custodian

Accountants

Financial Statements

Appendix A

Appendix B

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2004, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

Please send me a Statement of Additional Information for
Futurity III Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                     State               Zip

Telephone

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal Charge Calculation

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
					Payment
	Hypothetical		Cumulative	Free	Subject To	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
1a	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	7.00%	$2,737
3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	6.00%	$2,400
4b	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
8c	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a) The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b) In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c) In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.
					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	7.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	6.00%	$ 0	$49,600
4a	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
4b	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
4c	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
4d	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900
(a)

In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)

Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)

Since $11,500 of the 3 prior Account Years' 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

Note that if the $6,900 hypothetical Account Value after withdrawal were withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example of a full withdrawal on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:
o	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

o	The date of surrender is 2 years from the Expiration Date (N = 24).

o	The value of the Guarantee Amount on the date of surrender is $11,910.16.

o	The interest earned in the current Account Year is $674.16.

o	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

o	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C

CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 76,100.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $ 60,000.00
Cash Surrender Value*	= $ 56,400.00
Adjusted Purchase Payments**	= $ 75,000.00
The Basic Death Benefit would therefore be:	$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals".

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D

CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

~ plus ~

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	= $115,000
Cash Surrender Value*	= $112,000
Total of Adjusted Purchase Payments**	= $ 85,185
The Death Benefit Amount would therefore	= $115,000

~ plus ~

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 29,815
40% of the above amount	= $ 11,926
Cap of 40% of Adjusted Purchase Payments	= $ 34,074
The lesser of the above two amounts = the EEB amount	= $ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals".

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX E

CALCULATION OF DEATH BENEFIT WHEN THE EEB AND MAV AND 5% ROLL-UP RIDERS ARE SELECTED

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

~ plus ~

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F

CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

~ plus ~

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G

CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
Maximum Anniversary Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

~ plus ~

The EEB Plus MAV amount, calculated as follows:
Death Benefit Amount before EEB minus
Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus MAV amount	= $ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H

CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

~ plus ~

The EEB Plus 5% Roll-Up amount, calculated as follows:
Death Benefit Amount before EEB minus
Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-Up amount	= $ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I

CONDENSED FINANCIAL INFORMATION - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information.

		Accumulation	Accumulation	Number of
		Unit Value	Unit Value	Accumulation
		Beginning	End	Units End
	Year	of Year	of Year	of Year

AIM V.I. Capital Appreciation Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	7.6219	0	0
	2000	10.0000	7.6219	0

AIM V.I. Capital Appreciation Fund - Level 6
	2003	4.2758	5.4522	244,676
	2002	5.7416	4.2758	264,343
	2001	7.6026	5.7416	241,464
	2000	10.0000	7.6026	77,754

AIM V.I. Growth Fund - Level 1
	2003	3.1322	4.0696	21,694
	2002	4.5834	3.1322	21,694
	2001	7.0030	4.5834	21,694
	2000	10.0000	7.0030	3,421

AIM V.I. Growth Fund - Level 6
	2003	3.0894	3.9918	462,995
	2002	4.5462	3.0894	446,957
	2001	6.9853	4.5462	193,714
	2000	10.0000	6.9853	80,277

AIM V. I. Core Equity Fund - Level 1
	2003	5.0215	6.1854	4,321
	2002	6.0086	5.0215	4,321
	2001	7.8657	6.0086	4,321
	2000	10.0000	7.8657	0

AIM V. I. Core Equity Fund - Level 6
	2003	4.9530	6.0671	367,491
	2002	5.9598	4.9530	384,463
	2001	7.8458	5.9598	420,993
	2000	10.0000	7.8458	69,526

AIM V. I. International Growth Fund - Level 1
	2003	4.9599	6.3374	29,884
	2002	5.9413	4.9599	29,884
	2001	7.8488	5.9413	29,884
	2000	10.0000	7.8488	5,182

AIM V. I. International Growth Fund - Level 6
	2003	4.8923	6.2163	275,433
	2002	5.8932	4.8923	299,011
	2001	7.8290	5.8932	453,866
	2000	10.0000	7.8290	87,945

AIM V. I. Premier Equity Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

AIM V. I. Premier Equity Fund - Level 6
2003	6.0697	7.4744	181,132
2002	8.8405	6.0697	179,205
2001	10.0000	8.8405	89,762

Alger American Growth Portfolio - Level 1
2003	4.4960	0	0
2002	6.7774	4.4960	21,406
2001	7.7636	6.7774	25,344
2000	10.0000	7.7636	0

Alger American Growth Portfolio - Level 6
2003	4.4347	5.9012	899,755
2002	6.7225	4.4347	959,618
2001	7.7441	6.7225	1,224,616
2000	10.0000	7.7441	134,394

Alger American Income and Growth Portfolio - Level 1
2003	5.1493	6.6191	11,908
2002	7.5493	5.1493	11,908
2001	8.9008	7.5493	11,908
2000	10.0000	8.9008	2,786

Alger American Income and Growth Portfolio - Level 6
2003	5.0792	6.4927	267,998
2002	7.4881	5.0792	309,350
2001	8.8784	7.4881	314,307
2000	10.0000	8.8784	61,918

Alger American Small Capitalization Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	6.9821	0	0
2000	10.0000	6.9821	0

Alger American Small Capitalization Portfolio - Level 6
2003	3.5098	4.9186	59,975
2002	4.8324	3.5098	64,241
2001		4.8324	67,320
2000	10.0000	6.9645	15,209

AllianceBernstein VP Premier Growth Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

AllianceBernstein VP Premier Growth Portfolio - Level 6
2003	5.8167	7.0647	160,070
2002	8.5432	5.8167	186,718
2001	10.0000	8.5432	109,465

AllianceBernstein VP Technology Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

AllianceBernstein VP Technology Portfolio - Level 6
2003	4.6194	6.5394	36,418
2002	8.0635	4.6194	45,339
2001	10.0000	8.0635	22,464

AllianceBernstein VP Growth and Income Portfolio - Level 1
2003	7.1444	9.3494	528,442
2002	0	7.1444	289,777
2001	10.0000	0	0

AllianceBernstein Growth and Income Portfolio - Level 6
2003	7.0782	9.2113	332,661
2002	9.2491	7.0782	341,356
2001	10.0000	9.2491	116,848

AllianceBernstein VP Worldwide Privatization Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

AllianceBernstein VP Worldwide Privatization Portfolio - Level 6
2003	8.0454	11.3323	20,026
2002	8.5359	8.0454	13,481
2001	10.0000	8.5359	6,516

AllianceBernstein VP Quasar Portfolio - Level 1*
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

AllianceBernstein VP Quasar Portfolio - Level 6*
2003	6.2830	9.1965	4,547
2002	9.3944	6.2830	4,357
2001	10.0000	9.3944	64

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	9.3120	0	0
2000	10.0000	9.3120	0

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 6
2003	8.0012	11.5013	12,617
2002	9.5579	8.0012	12,261
2001	9.2886	9.5579	13,565
2000	10.0000	9.2886	2,665

Goldman Sachs VIT CORE U.S. Equity Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	8.7727	0	0
2000	10.0000	8.7727	0

Goldman Sachs VIT CORE U.S. Equity Fund - Level 6
2003	5.7994	7.3925	89,110
2002	7.5422	5.7994	91,519
2001	8.7008	7.5422	44,344
2000	10.0000	8.7008	9,775

Goldman Sachs VIT Growth and Income Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	9.0955	0	0
2000	10.0000	9.0955	0

Goldman Sachs VIT Growth and Income Fund - Level 6
2003	7.0677	8.6533	6,704
2002	8.0972	7.0677	6,870
2001	9.0726	8.0972	6,665
2000	10.0000	9.0726	754

Goldman Sachs VIT International Equity Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	8.6241	0	0
2000	10.0000	8.6241	0

Goldman Sachs VIT International Equity Fund - Level 6
2003	5.2925	7.0598	20,857
2002	6.5830	5.2925	22,553
2001	8.6024	6.5830	28,203
2000	10.0000	8.6024	15,344

Goldman Sachs VIT Capital Growth Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Goldman Sachs VIT Capital Growth Fund - Level 6
2003	6.5608	7.9925	59,443
2002	8.8072	6.5608	61,467
2001	10.0000	8.8072	10,733

INVESCO VIF Dynamics Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

INVESCO VIF Dynamics Fund - Level 6
2003	5.4023	7.3304	55,125
2002	8.0579	5.4023	58,595
2001	10.0000	8.0579	25,642

INVESCO VIF Small Company Growth Fund - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

INVESCO VIF Small Company Growth Fund - Level 6
2003	5.9869	7.8648	34,789
2002	8.8282	5.9869	29,641
2001	10.0000	8.8282	20,911

J.P. Morgan International Opportunities Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	8.5782	0	0
2000	10.0000	8.5782	0

J.P. Morgan International Opportunities Portfolio - Level 6
2003	5.4775	7.1422	9,158
2002	6.8108	5.4775	8,577
2001	8.5566	6.8108	8,742
2000	10.0000	8.5566	1,673

J.P. Morgan Small Company Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	8.5344	0	0
2000	10.0000	8.5344	0

J.P. Morgan Small Company Portfolio - Level 6
2003	5.9448	7.9584	21,707
2002	7.7073	5.9448	21,790
2001	8.5129	7.7073	26,276
2000	10.0000	8.5129	13,957

J.P. Morgan U.S. Large Cap Core Equity Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	8.6137	0	0
2000	10.0000	8.6137	0

J.P. Morgan U.S. Large Cap Core Equity Portfolio - Level 6
2003	5.5289	6.9749	11,544
2002	7.4508	5.5289	12,074
2001	8.5920	7.4508	26,693
2000	10.0000	8.5920	2,420

Lord Abbett Series Fund Growth and Income Portfolio - Level 1
2003	8.5667	11.1114	77,027
2002	10.5572	8.5667	80,285
2001	11.4324	10.5572	8,430
2000	10.0000	11.4324	0

Lord Abbett Series Fund Growth and Income Portfolio - Level 6
2003	8.4501	10.8992	1,271,538
2002	10.4718	8.4501	1,317,778
2001	11.4037	10.4718	826,140
2000	10.0000	11.4037	116,974

Lord Abbett Series Fund Mid Cap Value Portfolio - Level 1
2003	9.2887	11.4723	14,511
2002	0.0000	9.2887	12,184
2001	10.0000	0.0000	0

Lord Abbett Series Fund Mid Cap Value Portfolio - Level 6
2003	9.2026	11.3029	657,077
2002	10.3614	9.2026	605,154
2001	10.0000	10.3614	224,494

Lord Abbett Series Fund International Portfolio - Level 1
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Lord Abbett Series Fund International Portfolio - Level 6
2003	6.3735	8.8634	15,428
2002	7.8665	6.3735	16,561
2001	10.0000	7.8665	4,349

Fidelity VIP Contrafund Portfolio, Service Class 2 - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Fidelity VIP Contrafund Portfolio, Service Class 2 - Level 6
	2003	8.4114	10.6161	174,381
	2002	9.4517	8.4114	148,801
	2001	10.0000	9.4517	39,015

Fidelity VIP Growth Portfolio, Service Class 2 - Level 1
	2003	0	7.8786	4,468
	2002	0	0	0
	2001	10.0000	0	0

Fidelity VIP Growth Portfolio, Service Class 2 - Level 6
	2003	5.9485	7.7622	615,008
	2002	8.6686	5.9485	518,009
	2001	10.0000	8.6686	243,391

Fidelity VIP Overseas Portfolio, Service Class 2 - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Fidelity VIP Overseas Portfolio, Service Class 2 - Level 6
	2003	6.2915	8.8598	100,000
	2002	8.0342	6.2915	85,536
	2001	10.0000	8.0342	205,125

First Eagle Overseas Variable Fund - Level 1
	2003	0	16.6818	4,483
	2002	10.0000	0	0

First Eagle Overseas Variable Fund -Level 6
	2003	11.1376	16.5659	464,020
	2002	10.0000	11.1376	409,283

MFS/Sun Life Capital Appreciation S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Capital Appreciation S Class - Level 6
	2003	6.4477	8.1474	29,640
	2002	9.7113	6.4477	35,318
	2001	10.0000	9.7113	25,479

MFS/Sun Life Capital Appreciation Series - Level 1
	2003	3.8491	0	0
	2002	5.7504	3.8491	22,443
	2001	7.7778	5.7504	26,572
	2000	10.0000	7.7778	0

MFS/Sun Life Capital Appreciation Series - Level 6
	2003	3.7966	4.8109	194,909
	2002	5.7037	3.7966	207,761
	2001	7.7582	5.7037	250,825
	2000	10.0000	7.7582	91,422

MFS/Sun Life Emerging Growth S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Emerging Growth S Class - Level 6
	2003	6.2714	8.0967	24,725
	2002	9.7038	6.2714	26,522
	2001	10.0000	9.7038	11,204

MFS/Sun Life Emerging Growth Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	7.7719	0	0
	2000	10.0000	7.7719	0

MFS/Sun Life Emerging Growth Series - Level 6
	2003	3.2352	4.1882	200,332
	2002	4.9923	3.2352	225,151
	2001	7.7523	4.9923	284,473
	2000	10.0000	7.7523	142,901

MFS/Sun Life Government Securities S Class - Level 1
	2003	10.9818	11.0752	56,258
	2002	0	10.9818	36,582
	2001	10.0000	0	0

MFS/Sun Life Government Securities S Class - Level 6
	2003	10.8998	10.9314	335,483
	2002	10.1096	10.8998	443,455
	2001	10.0000	10.1096	55,223

MFS/Sun Life Government Securities Series - Level 1
	2003	12.3852	12.5249	44,975
	2002	11.3934	12.3852	46,686
	2001	10.7110	11.3934	14,995
	2000	10.0000	10.7110	0

MFS/Sun Life Government Securities Series - Level 6
	2003	12.2167	12.2858	240,134
	2002	11.3012	12.2167	354,961
	2001	10.6841	11.3012	241,877
	2000	10.0000	10.6841	1,703

MFS/Sun Life High Yield S Class - Level 1
	2003	0	12.0281	11,464
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life High Yield S Class - Level 6
	2003	9.9489	11.8720	114,134
	2002	9.8769	9.9489	105,349
	2001	10.0000	9.8769	50,617

MFS/Sun Life High Yield Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	9.9204	0	0
	2000	10.0000	9.9204	0

MFS/Sun Life High Yield Series - Level 6
	2003	9.2977	11.1163	85,103
	2002	9.1958	9.2977	65,178
	2001	9.1804	9.1958	150,241
	2000	10.0000	9.1804	15,842

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 1
	2003	6.9628	8.4680	24,694
	2002	0	6.9628	31,959
	2001	10.0000	0	0

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 6
	2003	6.9107	8.3580	231,831
	2002	9.7653	6.9107	237,736
	2001	10.0000	9.7653	73,389

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 1
	2003	4.5434	5.5499	16,566
	2002	6.3791	4.5434	37,264
	2001	8.5799	6.3791	41,073
	2000	10.0000	8.5799	2,827

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 6
	2003	4.4814	5.4439	347,612
	2002	6.3274	4.4814	371,781
	2001	8.5583	6.3274	430,921
	2000	10.0000	8.5583	181,314

MFS/Sun Life Massachusetts Investors Trust S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Massachusetts Investors Trust S Class - Level 6
	2003	7.4761	9.0127	85,131
	2002	9.6608	7.4761	85,291
	2001	10.0000	9.6608	37,370

MFS/Sun Life Massachusetts Investors Trust Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	9.6015	0	0

MFS/Sun Life Massachusetts Investors Trust Series - Level 6
	2003	6.1613	7.4509	168,084
	2002	7.9448	6.1613	185,100
	2001	9.5773	7.9448	216,653
	2000	10.0000	9.5773	68,760

MFS/Sun Life New Discovery S Class - Level 1
	2003	6.7759	9.0569	15,471
	2002	0	6.7759	8,310
	2001	10.0000	0	0

MFS/Sun Life New Discovery S Class - Level 6
	2003	6.7252	8.9392	483,812
	2002	10.2973	6.7252	415,023
	2001	10.0000	10.2973	60,891

MFS/Sun Life New Discovery Series - Level 1
	2003	5.3206	7.1262	21,066
	2002	8.0769	5.3206	15,576
	2001	8.5985	8.0769	15,576
	2000	10.0000	8.5985	3,013

MFS/Sun Life New Discovery Series - Level 6
	2003	5.2480	6.9901	386,335
	2002	8.0114	5.2480	381,116
	2001	8.5769	8.0114	262,121
	2000	10.0000	8.5769	113,259

MFS/Sun Life Total Return S Class - Level 1
	2003	9.2957	10.7517	41,516
	2002	0	9.2957	39,880
	2001	10.0000	0	0

MFS/Sun Life Total Return S Class - Level 6
	2003	9.2262	10.6121	521,596
	2002	9.9574	9.2262	491,799
	2001	10.0000	9.9574	121,906

MFS/Sun Life Total Return Series - Level 1
	2003	10.3818	12.0408	24,121
	2002	11.1223	10.3818	40,252
	2001	11.1781	11.1223	26,038
	2000	10.0000	11.1781	0

MFS/Sun Life Total Return Series - Level 6
	2003	10.2406	11.8110	185,847
	2002	11.0324	10.2406	193,757
	2001	11.1500	11.0324	156,762
	2000	10.0000	11.1500	4,270

MFS/Sun Life Utilities S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Utilities S Class - Level 6
	2003	6.6611	8.9208	159,495
	2002	8.9204	6.6611	118,281
	2001	10.0000	8.9204	59,417

MFS/Sun Life Utilities Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	9.6985	0	0
	2000	10.0000	9.6985	0

MFS/Sun Life Utilities Series - Level 6
	2003	5.4035	7.2487	206,340
	2002	7.2080	5.4035	206,403
	2001	9.6741	7.2080	225,695
	2000	10.0000	9.6741	23,830

PIMCO Real Return Portfolio - Level 1
	2003	0	0	0
	2002	10.0000	0	0

PIMCO Real Return Portfolio - Level 6
	2003	10.0787	10.8011	79,405
	2002	10.0000	10.0787	556

PIMCO Total Return Portfolio - Level 1
	2003	0	10.6347	23,337
	2002	10.0000	0	0

PIMCO Total Return Portfolio - Level 6
	2003	10.2118	10.5607	516,637
	2002	10.0000	10.2118	377,785

PIMCO Emerging Markets Bond Portfolio - Level 1
	2003	0	15.1763	2,574
	2002	10.0000	0	0

PIMCO Emerging Markets Bond Portfolio - Level 6
	2003	11.6243	15.0708	237,897
	2002	10.0000	11.6243	270,125

PIMCO High Yield Portfolio - Level 1
	2003	0	13.1967	3,597
	2002	10.0000	0	0

PIMCO High Yield Portfolio - Level 6
	2003	10.8301	13.1050	363,196
	2002	10.0000	10.8301	271,007

Rydex VT Nova Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Rydex VT Nova Fund - Level 6
	2003	5.2213	7.1551	4,695
	2002	0	5.2213	5,521
	2001	10.0000	0	0

Rydex VT OTC Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Rydex VT OTC Fund - Level 6
	2003	4.7733	6.8338	23,222
	2002	7.9294	4.7733	26,765
	2001	10.0000	7.9294	17,937

SC Blue Chip Mid Cap Fund - Level 1
	2003	7.7439	10.4338	17,032
	2002	9.1920	7.7439	28,554
	2001	9.5985	9.1920	14,095
	2000	10.0000	9.5985	2,643

SC Blue Chip Mid Cap Fund - Level 6
	2003	7.6385	10.2346	482,661
	2002	9.1175	7.6385	501,520
	2001	9.5744	9.1175	274,202
	2000	10.0000	9.5744	32,311

SC Davis Financial Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	11.2864	0	0
	2000	10.0000	11.2864	0

SC Davis Financial Fund - Level 6
	2003	8.3097	10.9972	63,356
	2002	10.3520	8.3097	67,353
	2001	11.2580	10.3520	52,939
	2000	10.0000	11.2580	6,827

SC Davis Venture Value Fund - Level 1
	2003	7.1979	9.2995	32,686
	2002	8.6823	7.1979	56,937
	2001	9.8112	8.6823	10,218
	2000	10.0000	9.8112	0

SC Davis Venture Value Fund - Level 6
	2003	7.0998	9.1220	637,190
	2002	8.6120	7.0998	653,691
	2001	9.7865	8.6120	488,789
	2000	10.0000	9.7865	87,552

Sun Capital Investment Grade Bond Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.5833	0	0
	2000	10.0000	10.5833	0

Sun Capital Investment Grade Bond Fund - Level 6
	2003	11.5422	12.4600	372,349
	2002	11.1445	11.5422	390,315
	2001	10.5567	11.1445	441,906
	2000	10.0000	10.5567	18,259

SC Investors Foundation Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	8.8717	0	0
	2000	10.0000	8.8717	356

SC Investors Foundation Fund - Level 6
	2003	5.9350	7.5493	33,881
	2002	8.0207	5.9350	32,320
	2001	8.8494	8.0207	13,545
	2000	10.0000	8.8494	0

Sun Capital Money Market Fund - Level 1
	2003	10.5038	10.4559	26,472
	2002	10.4918	10.5038	29,610
	2001	10.2310	10.4918	16,107
	2000	10.0000	10.2310	0

Sun Capital Money Market Fund - Level 6
	2003	10.3609	10.2563	528,825
	2002	10.4069	10.3609	768,414
	2001	10.2052	10.4069	354,369
	2000	10.0000	10.2052	15,319

Sun Capital Real Estate Fund - Level 1
	2003	0	16.6007	1,575
	2002	0.0000	0	0
	2001	10.7410	0.0000	0
	2000	10.0000	10.7410	0

Sun Capital Real Estate Fund - Level 6
	2003	12.1666	16.2839	281,743
	2002	11.8719	12.1666	299,271
	2001	10.7140	11.8719	78,541
	2000	10.0000	10.7140	6,825

SC Select Equity Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	8.0851	0	0
	2000	10.0000	8.0851	0

SC Select Equity Fund - Level 6
	2003	4.7427	6.1156	53,191
	2002	6.6491	4.7427	54,117
	2001	8.0647	6.6491	43,345
	2000	10.0000	8.0647	16,622

SC Value Equity Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	11.2841	0	0
	2000	10.0000	11.2841	0

SC Value Equity Fund - Level 6
	2003	7.7070	10.0730	23,649
	2002	10.7975	7.7070	28,150
	2001	11.2558	10.7975	22,837
	2000	10.0000	11.2558	61

SC Value Managed Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	11.3305	0	0
	2000	10.0000	11.3305	0

SC Value Managed Fund - Level 6
	2003	8.0892	10.2793	19,126
	2002	10.4515	8.0892	20,694
	2001	11.3020	10.4515	9,400
	2000	10.0000	11.3020	0

SC Value Mid Cap Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.2926	0	0
	2000	10.0000	10.2926	0

SC Value Mid Cap Fund - Level 6
	2003	9.9914	12.9881	126,975
	2002	10.7976	9.9914	133,336
	2001	10.2667	10.7976	147,928
	2000	10.0000	10.2667	28,275

SC Value Small Cap Fund - Level 1
	2003	0	14.4157	2,731
	2002	0	0	0
	2001	12.1343	0	0
	2000	10.0000	12.1343	0

SC Value Small Cap Fund - Level 6
	2003	10.1419	14.1406	369,576
	2002	12.9779	10.1419	409,778
	2001	12.1038	12.9779	94,796
	2000	10.0000	12.1038	7,205

SC Neuberger Berman Mid Cap Value Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

SC Neuberger Berman Mid Cap Value Fund - Level 6
	2003	8.7218	11.7082	47,897
	2002	9.7925	8.7218	48,364
	2001	10.0000	9.7925	20,692

SC Neuberger Berman Mid Cap Growth Fund - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

SC Neuberger Berman Mid Cap Growth Fund - Level 6
	2003	6.0269	7.6591	74,587
	2002	8.6575	6.0269	50,850
	2001	10.0000	8.6575	21,044

SC Alger Growth Fund - Level 1
	2003	0	0	0
	2002	10.0000	0	0

SC Alger Growth Fund - Level 6
	2003	7.4937	9.9061	54,259
	2002	10.0000	7.4937	71,177

SC Alger Income & Growth Fund - Level 1
	2003	0	0	0
	2002	10.0000	0	0

SC Alger Income & Growth Fund - Level 6
	2003	7.7777	9.9804	26,968
	2002	10.0000	7.7777	36,087

SC Alger Small Capitalization Fund - Level 1
	2003	0	0	0
	2002	10.0000	0	0

SC Alger Small Capitalization Fund - Level 6
	2003	7.6606	10.8226	17,105
	2002	10.0000	7.6606	15,581

Sun Capital All Cap Fund - Level 1
	2003	0	0	0
	2002	10.0000	0	0

Sun Capital All Cap Fund - Level 6
	2003	0	11.2566	1,420
	2002	10.0000	0	0

Templeton Growth Securities Fund, Class 2 - Level 1
	2003	0	0	0
	2002	10.0000	0	0

Templeton Growth Securities Fund, Class 2 - Level 6
	2003	0	13.7747	844
	2002	10.0000	0	0

Templeton Foreign Securities Fund, Class 2 - Level 1
	2003	0	13.6958	10,289
	2002	10.0000	0	0

Templeton Foreign Securities Fund, Class 2 - Level 6
	2003	0	13.6007	10,909
	2002	10.0000	0	0

* AllianceBernstein Quasar fund will be changing its name to AllianceBernstein Small Cap Growth effective 5/1/2004.

APPENDIX J

INVESTMENT OPTIONS AND EXPENSES FOR INITIAL CLASS SHARES

The MFS/Sun Life Series Trust Fund options shown in this prospectus are the "Service Class" shares of the Trust. The Service Class was first offered for sale on August 27, 2001. All Contracts purchased on or after that date are invested in the Service Class.

Each MFS/Sun Life Series Trust Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class." The following Initial Class Funds are available to owners of such Contracts:
Large-Cap Value Equity Funds	Small-Cap Growth Equity Funds
MFS/Sun Life Total Return Series	MFS/ Sun Life New Discovery Series
Large-Cap Blend Equity Funds	Large-Cap Value Sector Equity Funds
MFS/ Sun Life Massachusetts Investors Trust Series	MFS/ Sun Life Utilities Series
Large-Cap Growth Equity Funds	High Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation Series	MFS/ Sun Life Government Securities Series
MFS/ Sun Life Emerging Growth Series	Low-Quality Intermediate-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield Series
Stock Series

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ratios, which are 0.25% lower for the Initial Class shares. The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" associated with the Initial Class expenses are shown below. The EXAMPLE is the same as shown on page 10.
Total Annual Fund Operating Expenses	Minimum	Maximum

(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior to any fee waiver or expense reimbursement)

Prior to any fee waiver or expense reimbursement*	0.62%	5.47%
After reimbursement of contractual expenses**	0.62%	2.60%
* **

The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2005. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.62% and 2.41%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Telephone:
Toll Free (888) 786-2435

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

FT3-08 5-04

PROSPECTUS

APRIL 30, 2004

MFS REGATTA CHOICE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following series of the MFS/Sun Life Series Trust (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Value Equity Funds
MFS/Sun Life Global Total Return - S Class	MFS/ Sun Life Mid Cap Value - S Class
MFS/ Sun Life International Value - S Class	Mid-Cap Growth Equity Funds
MFS/ Sun Life Strategic Value - S Class	MFS/ Sun Life Mid Cap Growth - S Class
MFS/Sun Life Total Return - S Class	Small-Cap Growth Equity Funds
MFS/ Sun Life Value - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Large-Cap Growth Sector Equity Funds
MFS/ Sun Life Capital Opportunities - S Class	MFS/ Sun Life Technology - S Class
MFS/ Sun Life Massachusetts Investors Trust	Large-Cap Value Sector Equity Funds
- S Class	MFS/ Sun Life Utilities - S Class
MFS/ Sun Life Research - S Class	High Quality Intermediate-Term Bond Funds
MFS/ Sun Life Core Equity - S Class*	MFS/ Sun Life Bond - S Class
Large-Cap Growth Equity Funds	MFS/ Sun Life Government Securities - S Class
MFS/ Sun Life Capital Appreciation - S Class	High Quality Long-Term Bond Funds
MFS/ Sun Life Emerging Growth - S Class	MFS/ Sun Life Global Governments - S Class
MFS/ Sun Life Emerging Markets Equity - S Class	Low-Quality Intermediate-Term Bond Fund
MFS/ Sun Life Global Growth - S Class	MFS/ Sun Life High Yield - S Class
MFS/ Sun Life International Growth - S Class	MFS/ Sun Life Strategic Income - S Class
MFS/ Sun Life Managed Sectors - S Class	Money Market Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life Money Market - S Class
Stock - S Class
MFS/ Sun Life Research International - S Class
MFS/ Sun Life Strategic Growth - S Class

*Formerly known as MFS/Sun Life Research Growth & Income Series.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS/Sun Life Series Trust.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

This Prospectus must be accompanied by a current prospectus for the Series Fund. Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated April 30, 2004 (the "SAI") with the Securities and Exchange

Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 46 of

this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Special Terms *

Product Highlights *

Fees and Expenses *

Example *

Condensed Financial Information *

The Annuity Contract *

Communicating to Us About Your Contract *

Sun Life Assurance Company of Canada (U.S.) *

The Variable Account *

Variable Account Options: The Funds *

The Fixed Account *

The Fixed Account Options: The Guarantee Periods *

The Accumulation Phase *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Optional Programs *

Withdrawals, Withdrawal Charge and Market Value Adjustment *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals Not Subject to Withdrawal Charge *

Market Value Adjustment *

Contract Charges *

Account Fee *

Administrative Expense Charge *

Mortality and Expense Risk Charge *

Charges for Optional Death Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

Death Benefit *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

Due Proof of Death *

The Income Phase -- Annuity Provisions *

Selection of the Annuitant or Co-Annuitant *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

Other Contract Provisions *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

Tax Considerations *

U.S. Federal Income Tax Considerations *

Deductibility of Purchase Payments *

Pre-Distribution Taxation of Contracts *

Distributions and Withdrawals from Non-Qualified Contracts *

Distributions and Withdrawals from Qualified Contracts *

Withholding *

Investment Diversification and Control *

Tax Treatment of the Company and the Variable Account *

Qualified Retirement Plans *

Pension and Profit-Sharing Plans *

Tax-Sheltered Annuities *

Individual Retirement Accounts *

Roth IRAs *

Status of Optional Death Benefit Riders *

Puerto Rico Tax Considerations *

Administration of the Contract *

Distribution of the Contract *

Performance Information *

Available Information *

Incorporation of Certain Documents by Reference *

State Regulation *

Legal Proceedings *

Financial Statements *

Table of Contents of Statement of Additional Information *

Appendix A -- Glossary *

Appendix B -- Withdrawals, Withdrawal Charges and the Market Value Adjustment *

Appendix C -- Calculation of Basic Death Benefit *

Appendix D -- Caluculation of EEB Optional Death Benefit Rider *

Appendix E -- Calculation of Death Benefit When EEB and MAV and 5% Roll-Up Riders are Selected *

Appendix F -- Calculation of EEB Plus Optional Death Benefit *

Appendix G -- Calculation of EEB Plus with MAV Optional Death Benefit *

Appendix H -- Calculation of EEB Plus with 5% Roll-up Optional Death Benefit *

Appendix I -- Condensed Financial Information -- Accumulation Unit Values *

Appendix J -- Investment Options and Expenses for Initial Class Shares *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which se discuss these topics in more detail.

The Annuity Contract

The MFS Regatta Choice Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing one or more of the optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments of at least $1,000 at any time during the Accumulation Phase. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is a separate series of the MFS/Sun Life Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, if your Account Value is less than $75,000 on your Account Anniversary, we deduct a $35 Annual Account Fee. After the fifth Account Year, we may increase the fee, but it will never exceed $50. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.00% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. We also deduct an administrative charge of 0.15% of the average daily value of the Contract invested in the Variable Account. If you annuitize before your eighth Account Anniversary, we will deduct, during the Income Phase, an additional charge equal to 0.25% of your daily Account Value.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 7% in the first Contract year and declines to 0% after seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.15% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider(s) you elect.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. Subject to the Maximum Annuity Commencement Date, you can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. You decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, one or more of the optional death benefit rider. If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the optional death benefit riders. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. This "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made in the first Account Year. For all other Account Years, the "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings, minus any free withdrawals taken during the life of your Contract or (2) 15% of the amount of all Purchase Payments made during the last 7 Account Years (including the current year) minus any free withdrawals taken during the current Account Year. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it, we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

_________

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P.O. Box 9133

          Wellesley Hills, MA 02481

          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	7%*

Maximum Transfer Fee (currently $0):	$15**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Number of Complete Account Years Since Purchase Payment has been in the Account	Surrender Charge
	0-1	7%
	1-2	7%
	2-3	6%
	3-4	6%
	4-5	5%
	5-6	4%
	6-7	3%
	7 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**	Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. (See "Transfer Privilege.")
***

The premium tax rate and base vary by state and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.00%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.15%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.55%
*

The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed, but it will never be greater than $50. The fee is waived on Contracts greater than $75,000 in value on your Account Anniversary. (See "Account Fee.")

**

If your initial Purchase Payment is $100,000 or more, the mortality and expense risks charge will be 0.85% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.15% of average daily net Variable Account assets, regardless of the amount of your initial Purchase Payment. If you annuitize prior to your eighth Account Anniversary, however, we will deduct an additional charge equal to 0.25% of you daily Account Value. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:
Rider(s) Elected	% of Average Daily Value

"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.82%	2.07%
After reimbursement of contractual expenses**	0.82%	1.70%
*	The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waiver or expense reimbursement.

**

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2005. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses of 0.82% and 1.70%, respectively, are for all Funds taking account of the above-mentioned contractual expense reimbursement arrangements, where applicable.

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THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.


Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 944	$1,639	$2,349	$3,965
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$ 338	$1,104	$1,889	$3,965

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The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix I.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Effective December 31, 2003, Keyport Life Insurance Company ("Keyport") merged with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving entity. Keyport was an affiliate of Sun Life (U.S.). Keyport was a stock life insurance company organized under the laws of the State of Rhode Island in 1957. Keyport was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series (each, a "Fund"), each corresponding to one of the portfolios. The Contract provides for investment by the Sub-Accounts in shares of the Funds. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for services rendered pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Series Fund and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current series fund prospectus. You should read the Series Fund prospectus carefully before investing. The statement of additional information of the Series Fund is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available investment options.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus any applicable charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
o	written notice electing a different Guarantee Period from among those we then offer, or

o	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically renew your Guarantee Amount into the Money Market Sub-Account.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation to a Guarantee Period 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
o	You may not make more than 12 transfers in any Account Year;

o	The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

o	At least 30 days must elapse between transfers to and from Guarantee Periods;

o	Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds;

o	We impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests For Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process or delay processing certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf), and we also reserve the right to reject or delay such transfer request and take other action. Such other actions include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfer Privilege" and refusing any and all transfer instructions. We will provide you written notification of any restrictions imposed. Transfers that are delayed will be delayed one Business Day. Both the purchase and redemption sides of the transfer will be processed on the second Business Day. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to delay or refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse or delay requests involving transfers to or from the Fixed Account.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, mortality and expense risk charges, the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Optional Programs

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. By electing an asset allocation program, you thereby authorize us to automatically reallocate your investment options, as determined by the terms of the asset allocation program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

     Systematic Withdrawal Program

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.

Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option.

You may change or stop this program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting A Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
o	When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

o	When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

o	When an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:
o	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

o	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:
o	your Account Value, minus

o	all Purchase Payments made plus

o	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payment

If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you take a withdrawal, we liquidate your Contract in the following order:
(1)	the free withdrawal amount, and

(2)	unliquidated payments on a first-in, first-out basis.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

Number of
Account Years
Payment Has Been	Withdrawal
In Your Contract	Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
o	at least one year has passed since we issued your Contract,

o	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

o	your confinement to an eligible nursing home began after your Open Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
o	your Account has been allocated only to the Fixed Account during the applicable Account Year; or

o	your Account Value is $75,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.
% of Average
Rider(s) You Elect*	Daily Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

                             _____________________________________

                             * As defined below

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If your Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:
(1)	Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit above, or

o

your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit above, or

o	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
o	the first day of the month following your 80th birthday, or

o	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:
o

If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

o

If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:
o

If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:
o

If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

o

If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:
o	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

o

MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

o

EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

o

MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of -any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:
o	An original certified copy of an official death certificate;

o	An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

o	Any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
o	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

o

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

o	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:
o	We must receive your notice at least 30 days before the current Annuity Commencement Date.

o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, & 9-year period certain options are not available if your Account has been issued within the past 7 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value.

If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the Owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Contract Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the Owner's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
o	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

o	Any required minimum distribution, or

o	Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Accounts

Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

     Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. We will provide the necessary information for Contracts issued in connection with Roth IRAs.

     Status of Optional Death Benefit Riders

Under the Code, IRAs may not invest in life insurance policies. Regulations issued by the Treasury Department provide that death benefits under IRAs do not violate this rule, provided that the death benefit is no more than the greater of the total premiums paid (net of prior withdrawals) or the cash value of the IRA.

In certain circumstances, the death benefit payable under the Contract's Optional Death Benefit Riders may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. We have filed the Contract and the EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Optional Death Benefit Riders ("New Riders") with the Internal Revenue Service ("IRS") requesting a ruling approving the use of the Contract with the New Riders as an IRA. We have already received a favorable determination letter with respect to the following Optional Death Benefit Riders: EEB; MAV; 5% Roll-Up; EEB and MAV; EEB and 5% Roll-Up; MAV and 5% Roll-Up; and EEB and MAV and 5% Roll-Up ("Old Riders").

Although we regard the New Riders as an investment protection feature that should not result in adverse tax treatment, we give no assurance that the IRS will approve the use of the Contract with the New Riders in IRAs. Denial of our request by the IRS could result in taxation of the entire balance of your IRA and penalty taxes. You should consult a qualified tax adviser before adding any of the New Riders to your Contract if it is an IRA.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2001, 2002 and 2003,approximately $4,885,880, $54,432 and $194,182 respectively, in commissions was paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Fitch. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2003 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Calculation of Performance Data
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Accountants
Financial Statements
Appendix A
Appendix B

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2004 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Choice Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                     State               Zip

Telephone

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERIES FUND: MFS/Sun Life Series Trust.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
1a	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	7.00%	$2,737
3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	6.00%	$2,400
4b	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
8c	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)

In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)

In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal Calculation

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.
					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	7.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	6.00%	$ 0	$49,600
4a	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
4b	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
4c	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
4d	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900
(a)

In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $21,000 has been from deposits.

(c)

Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)

Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:
o	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

o	The date of surrender is 2 years from the Expiration Date (N = 24).

o	The value of the Guarantee Amount on the date of surrender is $11,910.16.

o	The interest earned in the current Account Year is $674.16.

o	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

o	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C

CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:
The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 76,100.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.
The Basic Death Benefit is the greatest of:
Account Value	= $ 60,000.00
Cash Surrender Value*	= $ 56,400.00
Adjusted Purchase Payments**	= $ 75,000.00
The Basic Death Benefit would therefore be:	= $ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal Divided By Account Value before withdrawal) = $100,000.00 x ($60,000.00 Divided By $80,000.00)

APPENDIX D

CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

- plus -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	= $115,000
Cash Surrender Value*	= $112,000
Total of Adjusted Purchase Payments**	= $ 85,185
The Death Benefit Amount would therefore be	$115,000

- plus -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 29,815
40% of the above amount	= $ 11,926
Cap of 40% of Adjusted Purchase Payments	= $ 34,074
The lesser of the above two amount = the EEB amount	= $ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX E

CALCULATION OF DEATH BENEFIT WHEN EEB AND MAV
AND 5% ROLL-UP RIDERS ARE SELECTED

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

 *Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F

CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

- plus -
The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G

CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
Maximum Anniversary Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -
The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted
Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus MAV
amount	= $ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H

CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -
The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-up amount	= $ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I

CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information.

		Accumulation	Accumulation	Number of
		Unit Value	Unit Value	Accumulation
		Beginning	End	Units End
	Year	of Year	of Year	of Year
Bond S Class - Level 1
	2003	10.9115	11.8211	25,478
	2002	0	10.9115	28,207
	2001	10.0000	0	0

Bond S Class - Level 6
	2003	10.8300	11.6676	497,052
	2002	10.0669	10.8300	476,404
	2001	10.0000	10.0669	92,588

Bond Series - Level 1
	2003	12.2046	0	0
	2002	11.2490	12.2046	28,714
	2001	10.5347	11.2490	53,054
	2000	10.0000	10.5347	77,459

Bond Series - Level 6
	2003	12.0396	13.0051	400,141
	2002	11.1588	12.0396	411,300
	2001	10.5160	11.1588	319,640
	2000	10.0000	10.5160	49,564

Capital Appreciation S Class - Level 1
	2003	6.4963	8.2547	2,941
	2002	0	6.4963	2,975
	2001	10.0000	0	0

Capital Appreciation S Class - Level 6
	2003	6.4477	8.1474	641,017
	2002	9.7113	6.4477	618,000
	2001	10.0000	9.7113	322,594

Capital Appreciation Series - Level 1
	2003	4.0037	5.1017	96,565
	2002	5.9814	4.0037	105,939
	2001	8.0903	5.9814	136,567
	2000	10.0000	8.0903	9,289

Capital Appreciation Series - Level 6
	2003	3.9494	5.0046	1,554,820
	2002	5.9333	3.9494	1,684,186
	2001	8.0705	5.9333	1,606,016
	2000	10.0000	8.0705	410,764

Capital Opportunities S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Capital Opportunities S Class - Level 6
	2003	6.5007	8.1922	338,080
	2002	9.5067	6.5007	343,746
	2001	10.0000	9.5067	143,895

Capital Opportunities Series - Level 1
	2003	4.2111	5.3491	82,496
	2002	5.9814	4.2111	97,755
	2001	8.2259	5.9814	136,567
	2000	10.0000	8.2259	0

Capital Opportunities Series - Level 6
	2003	4.1538	5.2469	1,096,122
	2002	5.9333	4.1538	1,256,913
	2001	8.2053	5.9333	1,606,016
	2000	10.0000	8.2053	530,318

Emerging Growth S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Emerging Growth S Class - Level 6
	2003	6.2714	8.0967	218,597
	2002	9.7038	6.2714	234,953
	2001	10.0000	9.7038	86,683

Emerging Growth Series - Level 1
	2003	3.2800	4.2700	46,887
	2002	5.0333	3.2800	57,582
	2001	7.7721	5.0333	37,403
	2000	10.0000	7.7721	9,525

Emerging Growth Series - Level 6
	2003	3.2353	4.1884	1,495,727
	2002	4.9926	3.2353	1,594,087
	2001	7.7526	4.9926	1,877,767
	2000	10.0000	7.7526	578,558

Emerging Markets Equity S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Emerging Markets Equity S Class - Level 6
	2003	9.9371	14.8830	50,257
	2002	10.3121	9.9371	33,666
	2001	10.0000	10.3121	8,851

Emerging Markets Equity Series - Level 1
	2003	7.7657	11.7324	12,269
	2002	7.9991	7.7657	12,239
	2001	8.1649	7.9991	30,597
	2000	10.0000	8.1649	0

Emerging Markets Equity Series - Level 6
	2003	7.6605	11.5092	92,724
	2002	7.9349	7.6605	92,559
	2001	8.1450	7.9349	110,619
	2000	10.0000	8.1450	54,411

Global Asset Allocation S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Global Asset Allocation S Class - Level 6
	2003	8.9124	0	0
	2002	9.7484	8.9124	6,404
	2001	10.0000	9.7484	2,340

Global Asset Allocation Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	9.5774	0	0
	2000	10.0000	9.5774	0

Global Asset Allocation Series - Level 6
	2003	7.8527	0	0
	2002	8.5688	7.8527	30,112
	2001	9.5568	8.5688	50,328
	2000	10.0000	9.5568	3,760

Global Governments S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Global Governments S Class - Level 6
	2003	11.4949	13.0484	47,112
	2002	9.7064	11.4949	28,979
	2001	10.0000	9.7064	3,857

Global Governments Series - Level 1
	2003	0	13.6104	25
	2002	0	0	0
	2001	10.2804	0	0
	2000	10.0000	10.2804	0

Global Governments Series - Level 6
	2003	11.7320	13.3517	66,538
	2002	9.8795	11.7320	71,947
	2001	10.2553	9.8795	63,953
	2000	10.0000	10.2553	33,261

Global Growth S Class - Level 1
	2003	7.7044	10.3068	8,587
	2002	0	7.7044	11,270
	2001	10.0000	0	0

Global Growth S Class - Level 6
	2003	7.6467	10.1729	39,088
	2002	9.6687	7.6467	36,154
	2001	10.0000	9.6687	3,913

Global Growth Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	8.9173	0	0
	2000	10.0000	8.9173	0

Global Growth Series - Level 6
	2003	5.5830	7.4446	222,639
	2002	7.0332	5.5830	226,144
	2001	8.8963	7.0332	276,586
	2000	10.0000	8.8963	88,602

Global Telecommunications S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Global Telecommunications S Class- Level 6
	2003	5.6039	0	0
	2002	9.4199	5.6039	12,256
	2001	10.0000	9.4199	5,487

Global Telecommunications Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	7.2919	0	0
	2000	10.0000	7.2919	0

Global Telecommunications Series - Level 6
	2003	2.4962	0	0
	2002	4.1904	2.4962	38,886
	2001	7.2799	4.1904	43,044
	2000	10.0000	7.2799	2,093

Global Total Return S Class- Level 1
	2003	9.6983	0	0
	2002	0	9.6983	7,980
	2001	10.0000	0	0

Global Total Return S Class - Level 6
	2003	9.6258	11.6122	83,797
	2002	9.7381	9.6258	62,520
	2001	10.0000	9.7381	25,351

Global Total Return Series - Level 1
	2003	0	0	0
	2002	4.1904	0	0
	2001	9.9739	4.1904	43,044
	2000	10.0000	9.9739	0

Global Total Return Series - Level 6
	2003	9.1043	11.0225	119,039
	2002	9.1924	9.1043	72,194
	2001	9.9538	9.1924	56,565
	2000	10.0000	9.9538	5,255

Government Securities S Class- Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Government Securities S Class - Level 6
	2003	10.8998	10.9314	903,438
	2002	10.1096	10.8998	1,121,337
	2001	10.0000	10.1096	242,126

Government Securities Series - Level 1
	2003	12.2948	12.4334	56,819
	2002	11.3102	12.2948	79,311
	2001	10.6328	11.3102	82,692
	2000	10.0000	10.6328	0

Government Securities Series - Level 6
	2003	12.1285	12.1971	1,193,587
	2002	11.2196	12.1285	1,486,063
	2001	10.6069	11.2196	1,153,701
	2000	10.0000	10.6069	120,982

High Yield S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

High Yield S Class - Level 6
	2003	9.9489	11.8720	418,695
	2002	9.8769	9.9489	340,346
	2001	10.0000	9.8769	91,947

High Yield Series - Level 1
	2003	9.4127	11.3166	28,183
	2002	9.2578	9.4127	60,006
	2001	9.1906	9.2578	83,541
	2000	10.0000	9.1906	0

High Yield Series - Level 6
	2003	9.2854	11.1015	520,155
	2002	9.1836	9.2854	483,805
	2001	9.1682	9.1836	512,884
	2000	10.0000	9.1682	104,240

International Growth S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

International Growth S Class - Level 6
	2003	8.2245	11.2028	183,749
	2002	9.4953	8.2245	177,116
	2001	10.0000	9.4953	46,282

International Growth Series - Level 1
	2003	6.6143	9.0801	35,186
	2002	0	6.6143	44,467
	2001	9.6014	0	0
	2000	10.0000	9.6014	0

International Growth Series - Level 6
	2003	6.5247	8.9074	423,226
	2002	9.4953	6.5247	470,467
	2001	9.5796	9.4953	46,282
	2000	10.0000	9.5796	26,179

International Investors Trust S Class- Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

International Investors Trust S Class- Level 6
2003	8.6705	11.3700	21,760
2002	9.3653	8.6705	19,213
2001	10.0000	9.3653	2,236

International Investors Trust Series - Level 1
2003	0	0	0
2002	0	0	0
2001	9.1063	0	0
2000	10.0000	9.1063	9,690

International Investors Trust Series - Level 6
2003	7.4590	9.8127	89,945
2002	8.0551	7.4590	75,784
2001	9.0840	8.0551	88,193
2000	10.0000	9.0840	116,665

Managed Sectors S Class - Level 1
2003	7.0500	8.7179	10,078
2002	0	7.0500	12,139
2001	10.0000	0	0

Managed Sectors S Class - Level 6
2003	6.9972	8.6046	34,192
2002	9.6242	6.9972	35,520
2001	10.0000	9.6242	4,108

Managed Sectors Series - Level 1
2003	0	0	0
2002	0	0	0
2001	8.8725	0	0
2000	10.0000	8.8725	0

Managed Sectors Series - Level 6
2003	4.0940	5.0498	270,190
2002	5.6190	4.0940	252,549
2001	8.8522	5.6190	283,968
2000	10.0000	8.8522	64,615

Massachusetts Investors Growth Stock S Class - Level 1
2003	6.9628	8.4680	32,727
2002	0	6.9628	25,611
2001	10.0000	0	0

Massachusetts Investors Growth Stock S Class - Level 6
2003	6.9107	8.3580	722,103
2002	9.7653	6.9107	587,666
2001	10.0000	9.7653	180,721

Massachusetts Investors Growth Stock Series - Level 1
2003	4.6151	5.6375	56,958
2002	6.4797	4.6151	100,115
2001	8.7153	6.4797	106,297
2000	10.0000	8.7153	41,788

Massachusetts Investors Growth Stock Series - Level 6
2003	4.5524	5.5301	2,129,544
2002	6.4276	4.5524	2,217,097
2001	8.6939	6.4276	2,735,366
2000	10.0000	8.6939	835,704
Massachusetts Investors Trust S Class - Level 1
	2003	7.5325	9.1313	1,351
	2002	0	7.5325	1,382
	2001	10.0000	0	0

Massachusetts Investors Trust S Class - Level 6
	2003	7.4761	9.0127	928,278
	2002	9.6608	7.4761	879,362
	2001	10.0000	9.6608	283,244

Massachusetts Investors Trust Series - Level 1
	2003	6.3299	7.6975	133,694
	2002	8.1168	6.3299	143,884
	2001	9.7299	8.1168	169,670
	2000	10.0000	9.7299	0

Massachusetts Investors Trust Series - Level 6
	2003	6.2441	7.5510	2,342,417
	2002	8.0516	6.2441	2,414,055
	2001	9.7060	8.0516	2,739,234
	2000	10.0000	9.7060	623,357

Mid Cap Growth S Class - Level 1
	2003	5.0501	6.8661	12,870
	2002	0	5.0501	23,576
	2001	10.0000	0	0

Mid Cap Growth S Class - Level 6
	2003	5.0123	6.7768	413,368
	2002	9.6369	5.0123	375,433
	2001	10.0000	9.6369	97,210

Mid Cap Growth Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	9.2544	0	0
	2000	10.0000	9.2544	0

Mid Cap Growth Series - Level 6
	2003	3.6343	4.9332	465,926
	2002	6.9864	3.6343	394,997
	2001	9.2393	6.9864	430,208
	2000	10.0000	9.2393	44,338

Mid Cap Value S Class - Level 1
	2003	0	0	0
	2002	0.0000	0	0

Mid Cap Value S Class - Level 6
	2003	7.8471	10.1903	28,832
	2002	0.0000	7.8471	3,925

Money Market S Class - Level 1
	2003	10.0406	9.9778	17,847
	2002	0	10.0406	24,443
	2001	10.0000	0	0

Money Market S Class - Level 6
	2003	9.9656	9.8482	289,189
	2002	10.0200	9.9656	617,199
	2001	10.0000	10.0200	130,910
Money Market Series - Level 1
	2003	10.5390	10.4993	95,047
	2002	10.5115	10.5390	155,667
	2001	10.2312	10.5115	79,558
	2000	10.0000	10.2312	16,332

Money Market Series - Level 6
	2003	10.3961	10.2994	672,274
	2002	10.4269	10.3961	1,078,039
	2001	10.2059	10.4269	1,066,254
	2000	10.0000	10.2059	204,046

New Discovery S Class - Level 1
	2003	6.7759	9.0569	2,714
	2002	0	6.7759	8,241
	2001	10.0000	0	0

New Discovery S Class - Level 6
	2003	6.7252	8.9392	354,101
	2002	10.2973	6.7252	322,637
	2001	10.0000	10.2973	90,757

New Discovery Series - Level 1
	2003	5.3207	7.1264	40,137
	2002	8.0771	5.3207	43,608
	2001	8.5988	8.0771	50,623
	2000	10.0000	8.5988	0

New Discovery Series - Level 6
	2003	5.2482	6.9904	772,875
	2002	8.0117	5.2482	858,897
	2001	8.5772	8.0117	862,727
	2000	10.0000	8.5772	274,903

Research S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Research S Class - Level 6
	2003	7.0845	8.7194	129,238
	2002	9.6402	7.0845	132,203
	2001	10.0000	9.6402	35,256

Research Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	8.8897	0	0
	2000	10.0000	8.8897	0

Research Series - Level 6
	2003	5.0575	6.2398	744,066
	2002	6.8626	5.0575	783,525
	2001	8.8684	6.8626	967,476
	2000	10.0000	8.8684	377,470

Research Growth and Income S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Research Growth and Income S Class - Level 6
	2003	7.6518	9.6046	84,063
	2002	9.9161	7.6518	86,195
	2001	10.0000	9.9161	14,297

Research Growth and Income Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0679	0	0
	2000	10.0000	10.0679	0

Research Growth and Income Series - Level 6
	2003	6.8174	8.5820	237,295
	2002	8.8107	6.8174	182,198
	2001	10.0449	8.8107	185,276
	2000	10.0000	10.0449	40,111

Research International S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Research International S Class - Level 6
	2003	8.1872	10.7529	101,340
	2002	9.4108	8.1872	100,325
	2001	10.0000	9.4108	33,371

Research International Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	8.9251	0	0
	2000	10.0000	8.9251	0

Research International Series - Level 6
	2003	6.2814	8.2779	228,023
	2002	7.2078	6.2814	240,894
	2001	8.9028	7.2078	270,557
	2000	10.0000	8.9028	113,049

Strategic Growth S Class - Level 1
	2003	6.7447	8.4834	5,955
	2002	0	6.7447	5,955
	2001	10.0000	0	0

Strategic Growth S Class - Level 6
	2003	6.6942	8.3731	125,281
	2002	9.7341	6.6942	109,601
	2001	10.0000	9.7341	29,775

Strategic Growth Series - Level 1
	2003	4.3789	5.5287	82,417
	2002	6.3278	4.3789	83,029
	2001	8.4812	6.3278	82,700
	2000	10.0000	8.4812	0

Strategic Growth Series - Level 6
	2003	4.3198	5.4238	300,915
	2002	6.2774	4.3198	304,685
	2001	8.4612	6.2774	367,868
	2000	10.0000	8.4612	136,093

Strategic Income S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Strategic Income S Class - Level 6
	2003	10.6377	11.7795	126,816
	2002	10.0749	10.6377	109,164
	2001	10.0000	10.0749	28,762

Strategic Income Series - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0495	0	24,506
	2000	10.0000	10.0495	0

Strategic Income Series - Level 6
	2003	10.7940	11.9963	156,597
	2002	10.2003	10.7940	139,701
	2001	10.0259	10.2003	94,467
	2000	10.0000	10.0259	22,010

Strategic Value S Class - Level 1
	2003	0	0	0
	2002	0.0000	0	0

Strategic Value S Class - Level 6
	2003	7.8174	9.7754	2,266
	2002	0.0000	7.8174	485

Strategic Value Series - Level 1
	2003	0.0000	0	0
	2002	0.0000	0.0000	0

Strategic Value Series - Level 6
	2003	0.0000	9.8127	89,945
	2002	0.0000	0.0000	0

Technology S Class - Level 1
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Technology S Class - Level 6
	2003	5.1346	7.3480	60,487
	2002	9.7265	5.1346	46,358
	2001	10.0000	9.7265	15,967

Technology Series - Level 1
	2003	2.5067	0	0
	2002	4.6876	2.5067	15,458
	2001	7.7449	4.6876	18,196
	2000	10.0000	7.7449	21,540

Technology Series - Level 6
	2003	2.4727	3.5395	384,036
	2002	4.6500	2.4727	388,336
	2001	7.7263	4.6500	475,894
	2000	10.0000	7.7263	156,214

Total Return S Class - Level 1
	2003	9.2957	10.7517	52,090
	2002	0	9.2957	40,484
	2001	10.0000	0	0

Total Return S Class - Level 6
	2003	9.2262	10.6121	1,592,618
	2002	9.9574	9.2262	1,520,723
	2001	10.0000	9.9574	331,868

Total Return Series - Level 1
	2003	10.4115	12.0753	61,447
	2002	0	10.4115	57,959
	2001	11.2101	0	15,206
	2000	10.0000	11.2101	0

Total Return Series - Level 6
	2003	10.2715	11.8466	1,567,035
	2002	11.0656	10.2715	1,613,058
	2001	11.1836	11.0656	1,345,337
	2000	10.0000	11.1836	188,022

Utilities S Class - Level 1
	2003	6.7114	9.0382	6,329
	2002	0	6.7114	6,402
	2001	10.0000	0	0

Utilities S Class - Level 6
	2003	6.6611	8.9208	274,500
	2002	8.9204	6.6611	275,249
	2001	10.0000	8.9204	104,577

Utilities Series - Level 1
	2003	0	0	0
	2002	11.1280	0	0
	2001	9.6988	11.1280	24,071
	2000	10.0000	9.6988	0

Utilities Series - Level 6
	2003	5.4038	7.2490	779,709
	2002	11.0393	5.4038	819,074
	2001	9.6745	11.0393	653,989
	2000	10.0000	9.6745	245,771

Value S Class - Level 1
	2003	8.3681	10.3627	22,153
	2002	0	8.3681	41,706
	2001	10.0000	0	0

Value S Class - Level 6
	2003	8.3055	10.2281	691,789
	2002	9.7861	8.3055	711,008
	2001	10.0000	9.7861	200,083

Value Series - Level 1
	2003	9.5211	0	0
	2002	11.1280	9.5211	23,527
	2001	12.1507	11.1280	24,071
	2000	10.0000	12.1507	0

Value Series - Level 6
	2003	9.3926	11.5880	802,336
	2002	11.0393	9.3926	772,980
	2001	12.1217	11.0393	653,989
	2000	10.0000	12.1217	40,111

APPENDIX J

INVESTMENT OPTIONS AND EXPENSES FOR INITIAL CLASS SHARES

The variable Fund options shown in this prospectus are the "Service Class" shares of the MFS/Sun Life Series Trust. The Service Class was first offered for sale on August 27, 2001. All Contracts purchased on or after that date are invested in the Service Class.

Each Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class." The following Initial Class Funds are available to Owners of such Contracts:
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
MFS/Sun Life Global Total Return Series	MFS/ Sun Life Mid Cap Growth Series
MFS/ Sun Life International Value Series	Small-Cap Growth Equity Funds
MFS/ Sun Life Strategic Value Series	MFS/ Sun Life New Discovery Series
MFS/Sun Life Total Return Series	Large-Cap Growth Sector Equity Funds
MFS/ Sun Life Value Series	MFS/ Sun Life Technology Series
Large-Cap Blend Equity Funds	Large-Cap Value Sector Equity Funds
MFS/ Sun Life Capital Opportunities Series	MFS/ Sun Life Utilities Series
MFS/ Sun Life Massachusetts Investors Trust Series	High Quality Intermediate-Term Bond Funds
MFS/ Sun Life Research Series	MFS/ Sun Life Bond Series
MFS/ Sun Life Core Equity Series*	MFS/ Sun Life Government Securities Series
Large-Cap Growth Equity Funds	High Quality Long-Term Bond Funds
MFS/ Sun Life Capital Appreciation Series	MFS/ Sun Life Global Governments Series
MFS/ Sun Life Emerging Growth Series	Low-Quality Intermediate-Term Bond Fund
MFS/ Sun Life Emerging Markets Equity Series	MFS/ Sun Life High Yield Series
MFS/ Sun Life Global Growth Series	MFS/ Sun Life Strategic Income Series
MFS/ Sun Life International Growth Series	Money Market Fund
MFS/ Sun Life Managed Sectors Series	MFS/ Sun Life Money Market Series
MFS/ Sun Life Massachusetts Investors Growth
Stock Series
MFS/ Sun Life Research International Series
MFS/ Sun Life Strategic Growth Series

*Formerly known as MFS/Sun Life Research Growth & Income Series.

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense rations. The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" and accompanying "EXAMPLE" associated with Initial Class expenses are shown below:
Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.57%	1.59%
*	The expenses shown are for the year ended December 31, 2003, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2005. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses of 0.57% and 1.45%, respectively, are for all Funds taking account of the above-mentioned contractual expense reimbursement arrangements, where applicable.

EXAMPLE

*  *  *  *  *
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$934	$1,583	$2,249	$3,754
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$327	$1,044	$1,783	$3,754

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

CHO-07 5-04

APRIL 30, 2004

FUTURITY III

AND

REGATTA CHOICE

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Calculation of Performance Data
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Accountants
Financial Statements
Appendix A
Appendix B

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Futurity III Variable and Fixed Annuity Contract and the Regatta Choice Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated April 30, 2004. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888)-786-2435 for the Futurity Contracts or (800) 752-7215 for the Regatta Contracts.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the date the sub-account was first offered by the separate account.

The tables below show, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the table), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the SEC formula. The calculation assumes that your initial Purchase Payment was less than $1,000,000 and that you have selected the EEB Plus MAV optional death benefit rider for total maximum insurance charges of 1.55% of the average daily net assets in your Variable Account. If your initial Purchase Payment was $1,000,000 or more or, if you select the Basic Death Benefit or a less expensive optional death benefit rider, your insurance charges would be less than 1.55% and the Average Annual Total Return would be more favorable. For purposes of determining these investment results, the actual investment performance of each Sub-Account is reflected from the date the Sub-Account commenced investment operations in the Variable Account (the "Variable Account Inception Date"). No information is shown for Sub-Accounts that had not commenced operations as of December 31, 2003.

FUTURITY III

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2003
Fund name	Inception Date	1 YR	5 YR	10 YR	LOF
AIM V.I. Capital Appreciation Fund	2/18/1998	20.32	-3.19		-0.65
AIM V.I. Core Equity Fund	3/26/1998	15.30	-3.99		-1.31
AIM V.I. Growth Fund	2/17/1998	22.01	-10.77		-5.65
AIM V.I. International Growth Fund	2/17/1998	19.87	-3.58		-1.39
AIM V.I. Premier Equity Fund	5/1/2001	15.95			-12.24
Alger American Growth Portfolio	3/26/1998	25.87	-4.39		0.29
Alger American Income and Growth Portfolio	3/26/1998	20.63	-1.09		2.12
Alger American Small Capitalization Portfolio	3/26/1998	32.95	-7.47		-5.82
Alliance Bernstein VP Growth and Income Fund B Class	5/1/2001	22.94			-5.12
Alliance Bernstein VP Premier Growth Fund B Class	5/1/2001	14.26			-14.06
Alliance Bernstein VP Small Cap Growth Fund B Class	5/1/2001	39.18			-5.19
Alliance Bernstein VP Technology Fund B Class	5/1/2001	34.37			-16.51
Alliance Bernstein VP Worldwide Privatization Fund B Class	5/1/2001	33.66			2.49
Fidelity VIP Contrafund Portfolio	5/1/2001	19.02			0.03
Fidelity VIP Growth Portfolio	5/1/2001	23.29			-11.00
Fidelity VIP Overseas Portfolio	5/1/2001	33.63			-6.51
First Eagle VFT Overseas Variable Series	9/30/2002	41.54			44.28
Goldman Sachs VIT Capital Growth Fund	5/1/2001	14.63			-10.02
Goldman Sachs VIT CORE Small Cap Equity Fund	2/18/1998	36.55	6.56		3.55
Goldman Sachs VIT CORE U.S. Equity Fund	2/17/1998	20.28	-2.58		-0.04
Goldman Sachs VIT Growth and Income Fund	2/18/1998	15.24	-2.51		-3.37
Goldman Sachs VIT International Equity Fund	3/16/1998	26.2	-2.89		-1.59
INVESCO VIF Dynamics Fund	5/1/2001	28.49			-12.88
INVESCO VIF Small Company Growth Fund	5/1/2001	24.17			-10.56
J.P. Morgan International Opportunities Portfolio	3/26/1998	23.2	-2.46		-3.4
J.P. Morgan Small Company Portfolio	3/26/1998	26.68	1.94		-1.37
J.P. Morgan U.S. Large Cap Core Equity Portfolio	3/26/1998	18.96	-4.66		-2.63
Lord Abbett Series Fund Growth and Income	3/26/1998	21.79	3.58		3.32
Lord Abbett Series Fund International	5/1/2001	31.87			-6.49
Lord Abbett Series Fund Mid Cap Value	5/1/2001	15.63			2.41
MFS/Sun Life Capital Appreciation Series S class	11/30/1989	19.17	-7.93	4.61	6.62
MFS/Sun Life Emerging Growth Series S class	5/1/1995	21.91	-6.93		5.96
MFS/Sun Life Government Securities Series S class	11/30/1989	-5.86	2.83	4.17	5.19
MFS/Sun Life High Yield Series S class	11/30/1989	12.14	1.80	4.25	6.33
MFS/Sun Life Massachusetts Investors Growth Stock Series S class	5/6/1998	13.75	-5.92		-2.13
MFS/Sun Life Massachusetts Investors Trust Series S class	10/31/1991	13.36	-5.40	7.23	7.40
MFS/Sun Life New Discovery Series S class	5/6/1998	25.73	3.63		4.24
MFS/Sun Life Total Return Series S class	11/30/1989	7.84	2.97	7.78	8.2
MFS/Sun Life Utilities Series S class	11/16/1993	26.73	-0.93	7.93	7.82
PIMCO Emerging Markets Bond Portfolio	9/30/2002	22.46			33.3
PIMCO High Yield Portfolio	9/30/2002	13.81			18.48
PIMCO Real Return Portfolio	8/5/2002	0.53			4.91
PIMCO Total Return Portfolio	8/5/2002	-2.95			0.84
Rydex VT Nova Fund	5/1/2001	29.84			-13.66
Rydex VT OTC Fund	5/1/2001	35.97			-15.14
SC Alger Growth Fund	3/28/2002	25			-7.48
SC Alger Income & Growth Fund	3/28/2002	21.13			-7.2
SC Alger Small Capitalization Fund	3/28/2002	34.08			-0.34
SC Blue Chip Mid Cap Fund	9/13/1999	26.79			11.13
SC Davis Financial Fund	7/17/2000	25.15			0.99
SC Davis Venture Value Fund	7/17/2000	21.29			-4.32
SC Investors Foundation Fund	9/13/1999	20			-4.45
SC Neuberger Berman Mid Cap Growth Fund	5/1/2001	19.89			-11.43
SC Neuberger Berman Mid Cap Value Fund	5/1/2001	27.05			3.79
SC Select Equity Fund	9/13/1999	21.75			-5.28
SC Value Equity Fund	7/17/2000	23.51			-1.53
SC Value Managed Fund	7/17/2000	19.88			-0.95
SC Value Mid Cap Fund	7/17/2000	22.8			6.16
SC Value Small Cap Fund	7/17/2000	32.23			8.96
Sun Capital All Cap	4/30/2002	43.33			3.14
Sun Capital Investment Grade Bond Fund	12/14/1998	1.26	3.53		3.45
Sun Capital Money Market Fund	12/14/1998	-7.07	0.48		0.5
Sun Capital Real Estate Fund	12/14/1998	26.65	12.4		12.48
Templeton Foreign Securities Fund	8/5/2002	22.97			7.91
Templeton Growth Securities	9/30/2002	22.89			23.56

* The Life of Fund calculation for any Fund under a year old is not annualized.

FUTURITY III

INITIAL CLASS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2003
Fund name	Inception Date	1 YR	5 YR	10 YR	LOF
MFS/Sun Life Capital Appreciation Series	11/30/1989	19.52	-7.68	4.89	6.91
MFS/Sun Life Emerging Growth Series	5/1/1995	22.26	-6.68		6.25
MFS/Sun Life Government Securities Series	11/30/1989	-5.60	3.12	4.44	5.47
MFS/Sun Life High Yield Series	11/30/1989	12.36	2.09	4.53	6.62
MFS/Sun Life Massachusetts Investors Growth Stock Series	5/6/1998	14.28	-5.68		-1.88
MFS/Sun Life Massachusetts Investors Trust Series	10/31/1991	13.74	-5.15	7.51	7.69
MFS/Sun Life New Discovery Series	5/6/1998	26.00	3.91		4.52
MFS/Sun Life Total Return Series	11/30/1989	8.14	3.24	8.07	8.49
MFS/Sun Life Utilities Series	11/16/1993	26.95	-0.65	8.24	8.12

* The Life of Fund calculation for any Fund under a year old is not annualized.

REGATTA CHOICE

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2003
Fund name	Inception Date	1 YR	5 YR	10 YR	LOF
Bond S Class	5/5/1998	1.06	4.06		4.75
Capital Appreciation S Class	11/30/1989	19.17	-7.92	4.63	6.61
Capital Opportunities S Class	6/3/1996	18.83	-3.98		5.03
Emerging Growth S Class	5/1/1995	21.91	-6.93		5.97
Emerging Markets Equity S Class	6/5/1996	42.58	8.89		1.95
Global Governments S Class	11/30/1989	6.44	2.55	3.60	5.45
Global Growth S Class	11/16/1993	25.84	1.97	6.46	7.01
Global Total Return S Class	11/7/1994	13.44	2.19		7.64
Government Securities S Class	11/30/1989	-5.86	2.83	4.19	5.20
High Yield S Class	11/30/1989	12.14	1.80	4.26	6.36
International Growth S Class	6/3/1996	29.02	2.13		1.09
International Value S Class	10/2/1995	23.94	1.29		4.52
Managed Sectors S Class	11/30/1989	15.78	-5.29	4.55	6.08
Mass Investors Growth Stock S Class	5/5/1998	13.75	-5.92		-2.06
Mass Investors Trust S Class	10/31/1991	13.36	-5.40	7.24	7.42
Mid Cap Growth S Class	8/31/2000	28.01			-21.21
Mid Cap Value S Class	4/30/2002	22.67			-2.77
Money Market S Class	11/30/1989	-7.23	0.32	2.00	2.27
New Discovery S Class	5/5/1998	25.73	3.63		4.24
Research S Class	11/7/1994	15.88	-5.34		6.95
Research Core Equity S Class	5/12/1997	18.33	-2.88		2.11
Research International S Class	5/5/1998	24.14	3.86		2.16
Strategic Growth S Class	11/1/1999	17.88			-9.81
Strategic Income S Class	5/6/1998	3.85	3.18		2.79
Strategic Value S Class	4/30/2002	17.85			-5.14
Technology S Class	6/16/2000	35.91			-24.92
Total Return S Class	11/30/1989	7.84	2.96	7.80	8.21
Utilities S Class	11/16/1993	26.73	-0.93	7.96	7.84
Value S Class	5/5/1998	15.95	3.98		4.33

* The Life of Fund calculation for any Fund under a year old is not annualized.

REGATTA CHOICE

INITIAL CLASS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2003
Fund name	Inception Date	1 YR	5 YR	10 YR	LOF
Bond	5/5/1998	1.33	4.36		5.04
Capital Appreciation	11/30/1989	19.52	-7.68	4.89	6.89
Capital Opportunities	6/3/1996	19.12	-3.74		5.29
Emerging Growth	5/1/1995	22.26	-6.68		6.25
Emerging Markets Equity	6/5/1996	43.05	9.18		2.22
Global Governments	11/30/1989	6.71	2.84	3.87	5.72
Global Growth	11/16/1993	26.15	2.28	6.75	7.30
Global Total Return	11/7/1994	13.87	2.47		7.92
Government Securities	11/30/1989	-5.60	3.10	4.45	5.47
High Yield	11/30/1989	12.36	2.07	4.53	6.63
International Growth	6/3/1996	29.32	2.39		1.33
International Value	10/2/1995	24.36	1.50		4.76
Managed Sectors	11/30/1989	16.15	-5.05	4.81	6.35
Mass Investors Growth Stock	5/5/1998	14.28	-5.69		-1.82
Mass Investors Trust	10/31/1991	13.74	-5.15	7.52	7.69
Mid Cap Growth	8/31/2000	28.55			-21.05
Money Market	11/30/1989	-7.00	0.57	2.26	2.53
New Discovery	5/5/1998	26.00	3.90		4.51
Research	11/7/1994	16.18	-5.08		7.23
Research Core Equity	5/12/1997	18.69	-2.62		2.39
Research International	5/5/1998	24.59	4.15		2.43
Strategic Growth	11/1/1999	18.36			-9.60
Strategic Income	5/6/1998	4.23	3.48		3.07
Technology	6/16/2000	35.95			-24.68
Total Return	11/30/1989	8.14	3.23	8.07	8.48
Utilities	11/16/1993	26.95	-0.66	8.24	8.12
Value	5/5/1998	16.18	4.25		4.59

* The Life of Fund calculation for any Fund under a year old is not annualized.

The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                          P (l + T) ^ n = ERV

Where:
P =	a hypothetical initial Purchase Payment of $1,000
T =	average annual total return for the period
n =	number of years
ERV =	redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been deducted from the Participant's Account; (2) all applicable non-recurring Contract charges are deducted at the end of the period, and (3) there will be a full surrender at the end of the period.

The $50 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of the Account Fee on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a ""cumulative"" and/or ""annualized"" basis.

""Cumulative"" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

""Annualized"" quotations (described in the following table as ""Compound Growth Rate"") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and ""style box"" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:
-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go ""ex-dividend"" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004280 (the daily equivalent of the current maximum charge of 1.55% on an annual basis) gives a net investment factor of 1.00323231. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116444 (14.5645672 X 1.00323231).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 X 1.00323648 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.40% on an annual basis) X 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846325).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (""Clarendon""), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading ""Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.""

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

ACCOUNTANTS

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report, dated March 29, 2004, accompanying such financial statements expresses an unqualified opinion and includes explanatory paragraphs relating to the Company's adoption of provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, effective January 1, 2001, Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002, and the provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51, effective October 1, 2003, described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life Company of Canada (U.S.) Variable Account F that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Revenues
Premiums and annuity considerations	$ 60,518	$ 43,574	$ 41,009
Net investment income	1,208,750	1,185,210	555,054
Net derivative loss	(203,200)	(159,285)	(10,056)
Net realized investment gains (losses)	134,085	(38,966)	14,630
Fee and other income	319,596	390,691	295,064

Total revenues	1,519,749	1,421,224	895,701

Benefits and expenses
Interest credited	783,999	704,690	276,295
Interest expense	120,905	106,043	94,422
Policyowner benefits	201,248	221,162	134,900
Other operating expenses	184,472	237,797	162,556
Amortization of deferred acquisition costs and value of business acquired	98,398	251,513	139,034

Total benefits and expenses	1,389,022	1,521,205	807,207

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principles	130,727	(99,981)	88,494

Income tax expense (benefit):
Federal	27,366	(59,449)	20,713
State	823	1,265	(1,313)
Income tax expense (benefit)	28,189	(58,184)	19,400

Net income (loss) before cumulative
effect of change in accounting principles	102,538	(41,797)	69,094

Cumulative effect of change in accounting principles, net of tax benefit (expense) of $4,064 and $(2,799) in 2003 and 2001, respectively	(7,547)	-	5,198

Net income (loss)	$ 94,991	$ (41,797)	$ 74,292

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2003	2002 Restated
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $16,338,241 and $15,954,813 in 2003 and 2002, respectively)	$ 16,858,414	$ 16,423,020
Trading fixed maturities at fair value (amortized cost of $1,434,654 and $1,354,969 in 2003 and 2002, respectively)	1,527,619	1,404,825
Subordinated note from affiliate held-to-maturity (fair value of $699,069 and $616,520 in 2003 and 2002, respectively)	600,000	600,000
Short-term investments	24,662	178,017
Mortgage loans	972,102	948,529
Derivative instruments - receivable	400,037	408,832
Limited partnerships	330,562	481,557
Equity securities	1,452	1,127
Real estate	84,421	79,783
Policy loans	692,887	682,029
Other invested assets	46,996	40,026
Cash and cash equivalents	513,454	725,550
Total investments	22,052,606	21,973,295

Accrued investment income	285,224	256,569
Deferred policy acquisition costs	889,601	795,648
Value of business acquired	22,391	57,692
Goodwill	705,202	705,202
Deferred federal income taxes	-	20,507
Receivable for investments sold	37,049	110,621
Reinsurance receivable from affiliate	1,741,962	-
Other assets	371,474	208,329
Separate account assets	17,521,009	15,718,113

Total assets	$ 43,626,518	$ 39,845,976

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,317,422	$ 17,952,084
Future contract and policy benefits	716,819	717,673
Payable for investments purchased	261,673	365,446
Accrued expenses and taxes	73,111	117,519
Deferred federal income taxes	18,897	-
Long-term debt	40,500	-
Long-term debt payable to affiliates	1,025,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,741,962	-
Derivative instruments - payable	248,272	399,906
Other liabilities	196,401	163,973
Separate account liabilities	17,509,294	15,700,969

Total liabilities	40,757,177	37,050,396

Commitments and contingencies - Note 18

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2003 and 2002	$ 6,437	$ 6,437
Additional paid-in capital	2,071,888	2,071,888
Accumulated other comprehensive income	227,681	248,911
Retained earnings	563,335	468,344

Total stockholder's equity	2,869,341	2,795,580

Total liabilities and stockholder's equity	$ 43,626,518	$ 39,845,976

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Net income (loss)	$ 94,991	$ (41,797)	$ 74,292
Other comprehensive income
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax and policyholder amounts	158,442	208,297	(24,383)
Reclassification adjustments of realized investment (gains) losses into net income (loss)	(179,672)	34,767	(8,319)

Other comprehensive (loss) income	(21,230)	243,064	(32,702)

Comprehensive income	$ 73,761	$ 201,267	$ 41,590

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2000	$ 6,437	$ 265,411	$ 38,549	$ 450,849	$ 761,246

Acquisition of Keyport Life (note 2)		1,706,477			1,706,477
Net income - Restated				74,292	74,292
Dividends declared - Restated				(15,000)	(15,000)
Other comprehensive loss - Restated			(32,702)		(32,702)
Balance at December 31, 2001 -Restated	$ 6,437	$ 1,971,888	$ 5,847	$ 510,141	$ 2,494,313

Net loss - Restated				(41,797)	(41,797)
Additional paid-in-capital - Restated		100,000			100,000
Other comprehensive income - Restated			243,064		243,064

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income				94,991	94,991
Other comprehensive loss			(21,230)		(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Cash Flows From Operating Activities:
Net income (loss) from operations	$ 94,991	$ (41,797)	$ 74,292
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization (accretion) of discount and premiums	112,761	58,246	(7,185)
Amortization of DAC and VOBA	98,398	251,513	139,034
Depreciation and amortization	1,730	1,876	1,602
Non cash derivative activity	144,091	231,131	(36,010)
Net realized (gains) losses on investments	(134,085)	38,966	(14,630)
Net unrealized gains on trading investments	(63,573)	(111,740)	(112,802)
Net change in unrealized and undistributed losses in private equity limited partnerships	15,789	17,186	5,413
Interest credited to contractholder deposits	781,834	701,505	283,231
Deferred federal income taxes (benefits)	43,029	(44,316)	104,324
Cumulative effect of change in accounting principles, net of tax	7,547	-	(5,198)
Changes in assets and liabilities:
Deferred acquisition costs	(263,762)	(288,463)	(155,263)
Accrued investment income	(28,655)	(5,038)	1,481
Other assets	(11,709)	(59,560)	(46,425)
Future contract and policy benefits	(854)	25,584	(23,255)
Other, net	138,765	28,055	75,227
Net purchases of trading fixed maturities	(60,321)	(369,794)	(372,352)
Net cash provided by (used in) operating activities	875,976	433,354	(88,516)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	13,004,400	11,137,476	2,905,931
Net cash from sale of subsidiary	1,500	3,331	-
Other invested assets	127,944	152,512	3,131
Mortgage loans	339,735	234,191	112,767
Real estate	14,275	6,036	10,009
Purchases of:
Available-for-sale fixed maturities	(13,414,490)	(12,867,827)
(2,322,734)

Subsidiaries	-	-	(4,965)
Other invested assets	(4,926)	(233,255)	(29,776)
Mortgage loans	(338,627)	(249,867)	(184,787)
Real estate	(16,153)	(3,634)	(16,284)
Changes in other investing activities, net	5,100	(8,109)	1,285
Net change in policy loans	(10,858)	(3,406)	(3,894)
Net change in short-term investments	153,355	(81,713)	8,782

Net cash (used in) provided by investing activities	$ (138,745)	$ (1,914,265)	$ 479,465

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2003	2002 Restated	2001 Restated

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,461,677	$ 3,627,924	$ 2,010,861
Withdrawals from contractholder deposit funds	(3,411,004)	(3,116,836)	(2,366,475)
Issuance of long-term debt	-	460,000	-
Net change in securities lending	-	(1,152,861)	30,900
Dividends paid to stockholder	-	-	(15,000)
Additional capital contributed	-	100,000	-
Net cash used in financing activities	(949,327)	(81,773)	(339,714)

Net change in cash and cash equivalents	(212,096)	(1,562,684)	51,235

Cash and cash equivalents, beginning of year	725,550	2,288,234	390,056

Cash acquired from acquisition through merger of Keyport Life Insurance Company	-	-	1,846,943

Cash and cash equivalents, end of year	$ 513,454	$ 725,550	$ 2,288,234

Supplemental Cash Flow Information
Interest paid	$ 118,302	$ 107,358	$ 94,422

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) ("SLUS") was incorporated in 1970 as a life insurance company domiciled in the State of Delaware. On April 3, 2003, SLUS and its affiliate Keyport Life Insurance Company ("Keyport"), filed a Form D (Prior notice of Transaction) with the Division of Insurance Department of Business Regulation of the State of Rhode Island and filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for the merger of Keyport with and into SLUS. On December 31, 2003 at 5:00 p.m., SLUS and Keyport completed the merger. Pursuant to the Merger Agreement, Keyport merged with and into SLUS with SLUS as the surviving company ("the Company"). The Company is licensed and authorized to write all business that was previously written by Keyport and SLUS. The merger has no effect on the existing rights and benefits of policyholders or contractholders from either company. Both Keyport and SLUS were direct wholly-owned subsidiaries of Sun Life of Canada (U.S.) Holdings, Inc. ("SLC U.S. Holdings"), and indirect wholly-owned subsidiaries of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003:
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pretax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,084,746	$ 22,541,772	$ 43,626,518

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the companies came under common control.

The impact of the merger with Keyport (decreased) increased net income by $(22.6) million and $87.7 million for the years ended December 31, 2002 and 2001, respectively.

As of December 31, 2003, the Company was licensed in 49 states and certain other territories. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability and stop loss insurance, and other asset management services.

The Company is a wholly-owned subsidiary of SLC (U.S.) Holdings, which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company domiciled in Canada, which reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, SLF, is now the ultimate parent of SLOC and the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2003, the Company owned all of the outstanding shares of SLNY, Sun Benefit Services Company, Inc. ("SBSC"), Sun Capital Advisers, Inc. ("SCA"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1), Sun Life of Canada (U.S.) Holdings General Partner LLC ("the General Partner"), Clarendon Insurance Agency, Inc. ("Clarendon"), and Independence Life and Annuity Company ("Independence Life"). The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I ('the Partnership") and as a result, the Partnership is consolidated with the results of the Company.

SLNY is engaged in the sale of individual fixed and variable annuity contracts, variable universal life insurance, and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SBSC became an inactive subsidiary 2002. SCA is a registered investment adviser. SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC U.S. Holdings, and to issue Partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I"). Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. Independence Life is a life insurance company that sold variable and whole life insurance products.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), the liabilities for future contract and policyholder benefits and other than temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the excess of the net cash surrender value of such policy.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

DAC for each product is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC adjustments were $(79.2) million and $(39.9) million at December 31, 2003 and 2002, respectively.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits. Interest is accrued on the unamortized balance at the average interest crediting rate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUE OF BUSINESS ACQUIRED (CONTINUED)

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA adjustments were $(27.5) million and $(32.9) million at December 31, 2003 and 2002, respectively.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on October 31, 2001 by SLC (U.S.) Holdings. Goodwill is accounted for in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets." Effective January 1, 2002, goodwill is no longer amortized and is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2003 and concluded that these assets are not impaired. The Company used the actuarial appraisal method, with assumptions and discount rates reflective of current market conditions and determined that the fair value of the Company was at least equal to the carrying value. The Company also compared the results of that valuation to a range of values based on historical multiples, and found them to be consistent with the results of the actuarial appraisal method. Goodwill is allocated to the Company's Wealth Management Segment.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets and reinsurance receivables from reinsurance ceded are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies and GICS. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the 2003 tax year, as in prior years, SLUS will participate in the consolidated federal income tax return with Sun Life of Canada - US Operations Holdings, Inc. ("SLOC U.S. Operations Holdings") and other affiliates. For 2003, Keyport will continue to file a separate consolidated return with its affiliate, Independence Life. Effective for the tax year 2004, the combined entity will participate in the consolidated federal income tax return with SLOC U.S. Operations Holdings. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders; and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2003 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2003, the Company adopted the disclosure requirements of Emerging Issues Task Force ("EITF") Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". Under the consensus, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. The consensus also requires certain qualitative disclosures about the unrealized holdings in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In June 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to SFAS No. 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 requires certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity to be classified as liabilities. SFAS No. 150 was effective July 1, 2003 for the Company. The adoption of SFAS No. 150 did not have a material effect on the Company's financial position or results of operations.

In April 2003, the FASB issued guidance in Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36"), that addresses the instances in which bifurcation of an instrument into a debt host contract and an embedded derivative is required. The effective date of DIG B36 was October 1, 2003. The adoption of DIG B36 did not have a material effect on the Company's financial position or results of operations.

On March 14, 2003, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements other than those specifically described in FASB Statement No. 97." This proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in FASB Statement No. 97. This proposed SOP is effective for fiscal years beginning after December 15, 2004. The Company is in the process of evaluating the provision of this proposed SOP and its impact to the Company's financial position and results of operations.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporates a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIE's. Early adoption is permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two variable interest entities ("VIE's") and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIE's resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company is not the primary beneficiary in any VIEs other than the two entities that were discussed above. The Company does have a greater than or equal to 21% involvement in 11 VIEs at December 31, 2003. The Company is a creditor in 8 trusts, 2 limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $42.1 million at December 31, 2003. The notes mature between June 2004 and December 2035. See Note 4 for additional information with respect to leveraged leases.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others" ("FIN No. 45"). FIN No. 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN No. 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN No. 45. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Adoption of FIN No. 45 did not have a material impact on the Company.

In July 2002, the AICPA issued Statement of Position 03-1 ("SOP 03-1"), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003. The Company is in the process of evaluating the provisions of SOP 03-1 and its impact on the Company's financial position or results of operations.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements changed the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method is prohibited. Second, SFAS No. 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, ceased upon the Company's adoption of SFAS No. 142, which was January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value are recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 2, 2003, the Company and its affiliate, Keyport, filed a Form D (Prior Notice of a Transaction) with the Division of Insurance, Department of Business Regulation of Rhode Island. On April 3, 2003, the Company and Keyport filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for a contemplated merger of Keyport with and into the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

The Company is, and Keyport was, a direct wholly-owned subsidiary of SLC (U.S.) Holdings and indirect wholly-owned subsidiaries of SLF. The boards of directors of both the Company and Keyport voted to approve the merger at their meetings on April 24, 2003. Regulatory approval from the States of Rhode Island and Delaware was received on June 11, 2003 and July 21, 2003, respectively. The merger occurred as planned on December 31, 2003, with the Company as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp. ("KFSC"), with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its' wholly-owned subsidiary, Vision Financial Corporation ("Vision"), for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and SLFSL was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate.

On October 31, 2001, SLC (U.S.) Holdings acquired Keyport and its subsidiaries for approximately $1.7 billion in cash. As part of the acquisition, Sun Life Financial (U.S.) Holdings, Inc. ("SLF (U.S.) Holdings"), another indirect subsidiary of SLOC, acquired Independent Financial Marketing Group, Inc. ("IFMG"). The acquisition of Keyport and IFMG complemented SLF's product array and distribution capabilities and advanced SLF toward its strategic goal of reaching a top ten position in certain target product markets in North America.

This acquisition was accounted for using the purchase method under SFAS No. 141, "Business Combinations." Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value on the date of acquisition. The following summarizes the estimated fair values of the assets acquired and the liabilities assumed as of November 1, 2001:

Assets:
Fixed-maturity securities	$ 10,609,150
Equity securities	35,313
Mortgage loans	7,216
Policy loans	631,916
Value of business acquired	105,400
Goodwill	714,755
Intangible assets	12,100
Deferred taxes	217,633
Other invested assets	363,586
Cash and cash equivalents	1,846,887
Other assets acquired	465,152
Separate account assets	3,941,527
Total assets acquired	$ 18,950,635
Liabilities:
Policy liabilities	$ 12,052,071
Other liabilities	1,262,045
Separate accounts	3,930,042
Total liabilities assumed	$ 17,244,158
Net assets acquired	$ 1,706,477

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

In 2002, the Company completed its valuation of certain assets acquired and liabilities assumed. The revisions decreased goodwill by $9.6 million, increased the deferred tax assets by $54.9 million, increased policy liabilities by $13.0 million, increased other liabilities by $13.7 million and reduced investments and other assets by $12.8 million and $5.8 million, respectively.

On December 18, 2002, the Company sold its interest in its wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, SLF (U.S.) Holdings, for $10.5 million. No gain or loss was realized on this transaction. Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF. Total net income of SLD for the years ended December 31, 2002 and 2001 was $4.9 million and $10.2 million, respectively.

On October 9, 2002, SLNY, a wholly-owned subsidiary of the Company, and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department. On December 31, 2002 at 5:00 p.m., SLNY and KBL completed the merger. Pursuant to the Merger Agreement, KBL merged with and into SLNY, with SLNY as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company. Keyport, KBL, the Company, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of SLOC.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

In 2003, the Company sold a $100 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was included in fixed maturities available-for-sale at December 31, 2002. The note was sold at a gain of $9.1 million.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $73.3 million in 2003, $64.4 million in 2002, and $42.9 million in 2001.

The Company has an administrative services agreement with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $21.3 million, $24.0 million and $13.8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2005 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $11.8 million, $11.7 million, and $8.8 million in 2003, 2002 and 2001, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with SLOC.

The Company did not make any dividend payments in 2003 or 2002. In 2001, the Company declared and paid dividends in the amount of $15 million to its parent, SLC (U.S.) Holdings.

On September 24, 2002, the Company received a $100 million capital contribution from its parent, SLC (U.S.) Holdings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LTD. The Company pays interest semi-annually to Sun Life (Hungary) LTD. Total interest paid was $26.5 million and $11.5 million for the years ended December 31, 2003 and 2002, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

Effective January 2002, essentially all United States employees of SLOC became employees of the Company. As a result, the Company has assumed most of the salaries and benefits previously incurred by SLOC in the United States. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $152.2 and $135.1 million for the years ended December 31, 2003 and 2002, respectively.

Management believes inter-company revenues and expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

At December 31, 2003 and 2002, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $43.3 million for interest on these surplus notes for each of the years ended December 31, 2003, 2002 and 2001, respectively.

During 2003, the Company purchased $80 million in promissory notes from MFS. These promissory notes are included with fixed maturities available-for-sale in the financial statements. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned as of December 31, 2003 was $0.6 million.

During 2003, the Company paid $14.6 million in commission fees to MFSLF.

During 2003, 2002 and 2001, the Company paid $64.5 million, $79.4 million and $11.8 million, respectively, in commission fees to IFMG.

The following table lists the details of notes due to affiliates at December 31, 2003 (in 000's):

Type	Principal	Maturity	Rate

Surplus	$ 150,000	12/15/27	6.150%
Surplus	150,000	12/15/15	7.250%
Surplus	7,500	12/15/15	6.125%
Surplus	7,500	12/15/27	6.150%
Promissory	80,000	06/30/12	5.710%
Promissory	380,000	06/30/12	5.760%
Surplus	250,000	11/06/27	8.625%
	$1,025,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities was as follows:

	December 31, 2003
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,251,364	$ 116,712	$ (71,242)	$ 5,296,834
Foreign Government & Agency Securities	82,774	13,696	(47)	96,423
States & Political Subdivisions	1,693	87	-	1,780
U.S. Treasury & Agency Securities	685,075	13,343	(8,316)	690,102
Subordinated notes from affiliate	80,000	-	(934)	79,066
Corporate securities:
Basic Industry	497,699	25,760	(5,877)	517,582
Capital Goods	600,303	45,999	(1,477)	644,825
Communications	1,214,136	54,673	(7,378)	1,261,431
Consumer Cyclical	1,156,471	66,259	(3,973)	1,218,757
Consumer Noncyclical	551,144	39,761	(719)	590,186
Energy	568,786	33,235	(2,573)	599,448
Finance	2,896,392	120,219	(15,662)	3,000,949
Industrial Other	414,828	15,723	(2,768)	427,783
Technology	79,775	3,235	-	83,010
Transportation	579,351	29,589	(15,540)	593,400
Utilities	1,678,450	90,491	(12,103)	1,756,838
Total Corporate	10,237,335	524,944	(68,070)	10,694,209

Total available-for-sale fixed maturities	$ 16,338,241	$ 668,782	$ (148,609)	$ 16,858,414

Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 96,189	$ 5,773	$ (227)	$ 101,735
Foreign Government & Agency Securities	5,227	893	(14)	6,106
Corporate securities:
Basic Industry	67,321	7,696	(7)	75,010
Capital Goods	83,797	8,634	-	92,431
Communications	170,219	15,478	(222)	185,475
Consumer Cyclical	167,633	14,226	(609)	181,250
Consumer Noncyclical	40,623	1,065	(419)	41,269
Energy	80,957	6,478	(276)	87,159
Finance	323,412	27,219	(455)	350,176
Industrial Other	57,925	5,918	(62)	63,781
Technology	3,804	310	-	4,114
Transportation	76,614	6,112	(7,505)	75,221
Utilities	260,933	14,873	(11,914)	263,892
Total Corporate	1,333,238	108,009	(21,469)	1,419,778

Total trading fixed maturities	$ 1,434,654	$ 114,675	$ (21,710)	$ 1,527,619

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 99,069	$ -	$ 699,069
Total held-to-maturity fixed maturities	$ 600,000	$ 99,069	$ -	$ 699,069

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

December 31, 2002 -Restated

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

Losses

Value

Available-for-sale fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 5,515,743

$ 172,928

$ (83,406)

$ 5,605,265

 Foreign Government & Agency Securities

113,149

14,574

(8)

127,715

 States & Political Subdivisions

2,149

111

-

2,260

 U.S. Treasury & Agency Securities

901,574

26,667

(1,237)

927,004

Corporate securities:

 Basic Industry

415,226

27,157

(1,234)

441,149

 Capital Goods

466,926

36,641

(1,614)

501,953

 Communications

872,633

47,640

(13,601)

906,672

 Consumer Cyclical

855,133

48,655

(5,013)

898,775

 Consumer Noncyclical

541,147

36,729

(6,467)

571,409

 Energy

607,540

35,836

(13,810)

629,566

 Finance

3,250,631

135,735

(26,680)

3,359,686

 Industrial Other

206,187

16,459

(337)

222,309

 Technology

71,076

2,089

(702)

72,463

 Transportation

640,459

31,882

(39,044)

633,297

 Utilities

1,495,240

75,145

(46,888)

1,523,497

Total Corporate

9,422,198

493,968

(155,390)

9,760,776

Total available-for-sale fixed maturities

$ 15,954,813

$ 708,248

$ (240,041)

$ 16,423,020

Trading fixed maturities:

 Asset Backed and Mortgage Backed Securities

$ 87,470

$ 8,017

$ -

$ 95,487

 Foreign Government & Agency Securities

4,568

1,012

-

5,580

 U.S. Treasury & Agency Securities

23,491

423

-

23,914

Corporate securities:

 Basic Industry

59,201

6,283

(297)

65,187

 Capital Goods

56,432

5,255

(1,600)

60,087

 Communications

120,120

10,688

(620)

130,188

 Consumer Cyclical

146,174

12,244

(207)

158,211

 Consumer Noncyclical

25,106

675

(2,951)

22,830

 Energy

90,471

7,428

(3,405)

94,494

 Finance

351,478

27,364

(688)

378,154

 Industrial Other

64,185

5,606

(119)

69,672

 Technology

3,805

-

(155)

3,650

 Transportation

80,555

6,481

(10,711)

76,325

 Utilities

241,913

10,081

(30,948)

221,046

Total Corporate

1,239,440

92,105

(51,701)

1,279,844

Total trading fixed maturities

$ 1,354,969

$ 101,557

$ (51,701)

$ 1,404,825

Held-to-maturity fixed maturities:

Sun Life of Canada (U.S.) Holdings, Inc.,

8.526% subordinated debt, due 2027

$ 600,000

$ 16,520

$ -

$ 616,520

Total held-to-maturity fixed maturities

$ 600,000

$ 16,520

$ -

$ 616,520

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

	December 31, 2003
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 601,359	$ 610,303
Due after one year through five years	3,840,803	4,001,500
Due after five years through ten years	4,158,360	4,353,913
Due after ten years	2,486,355	2,595,864
Subtotal - Maturities available-for-sale	11,086,877	11,561,580
Asset-backed securities	5,251,364	5,296,834
Total Available-for-sale	$ 16,338,241	$ 16,858,414

Maturities of trading fixed securities:
Due in one year or less	$ 18,998	$ 19,220
Due after one year through five years	534,603	569,548
Due after five years through ten years	503,320	535,579
Due after ten years	281,544	301,538
Subtotal - Maturities of trading	1,338,465	1,425,885
Asset-backed securities	96,189	101,734
Total Trading	$ 1,434,654	$ 1,527,619

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 699,069

Gross gains of $196.4 million, $163.4 million and $28.2 million and gross losses of $44.9 million, $134.9 million and $16.6 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2003, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $18.6 million and $18.6 million at December 31, 2003 and 2002, respectively, were on deposit with federal and state governmental authorities as required by law.

At December 31, 2003, the Company has unfunded commitments of approximately $126.2 million with respect to the funding of limited partnerships.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

As of December 31, 2003 and 2002, 93.7% and 95.1%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2003, 2002 and 2001, the Company incurred realized losses totaling $58.1 million, $94.4 million and $5.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

During 2003, 2002 and 2001, $6.6 million, $1.6 million and $9.7 million, respectively, of the losses recorded in prior years were recovered through dispositions and are included in realized gains. The Company has stopped accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced income by $10.1 million, $2.5 million and $0.4 million during 2003, 2002 and 2001, respectively.

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2003:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 82,585	$ (5,877)	$ -	$ -	$ 82,585	$ (5,877)
Capital Goods	43,154	(1,283)	8,887	(194)	52,041	(1,477)
Communications	242,224	(6,548)	16,271	(830)	258,495	(7,378)
Consumer Cyclical	131,401	(2,725)	13,538	(1,248)	144,939	(3,973)
Consumer Noncyclical	59,880	(634)	4,775	(85)	64,655	(719)
Energy	66,595	(2,256)	7,746	(317)	74,341	(2,573)
Finance	386,695	(11,054)	209,576	(4,608)	596,271	(15,662)
Industrial Other	103,548	(1,880)	49,210	(888)	152,758	(2,768)
Transportation	83,546	(4,451)	84,352	(11,089)	167,898	(15,540)
Utilities	360,785	(10,218)	33,224	(1,885)	394,009	(12,103)

Total Corporate	1,560,413	(46,926)	427,579	(21,144)	1,987,992	(68,070)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,121,105	(25,516)	287,666	(45,726)	1,408,771	(71,242)
Foreign Government & Agency Securities	3,850	(47)	-	-	3,850	(47)
U.S. Treasury & Agency Securities	222,365	(8,105)	9,735	(211)	232,100	(8,316)
Subordinated note from affiliate	79,066	(934)	-	-	79,066	(934)

Total Non-Corporate	1,426,386	(34,602)	297,401	(45,937)	1,723,787	(80,539)

Grand Total	$2,986,799	$ (81,528)	$ 724,980	$ (67,081)	$3,711,779	$ (148,609)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with a market value below 80% of amortized cost for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been trading below 80% of amortized cost, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from the Investment, Finance and Actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2003 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	22	-	22
Capital Goods	10	4	14
Communications	58	3	61
Consumer Cyclical	21	4	25
Consumer Noncyclical	23	1	24
Energy	20	1	21
Finance	84	31	115
Industrial Other	13	3	16
Transportation	28	36	64
Utilities	72	11	83

Total Corporate	351	94	445

Non-Corporate
Asset Backed and Mortgage Backed Securities	279	100	379
Foreign Government & Agency Securities	7	-	7
U.S. Treasury & Agency Securities	19	3	22
Subordinated note from affiliate	1	-	1

Total Non-Corporate	306	103	409

Grand Total	657	197	854

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2003	2002 -Restated

Total mortgage loans	$ 972,102	$ 948,529

Real estate:
Held-for-sale	628	-
Held for production of income	83,793	79,783
Total real estate	$ 84,421	$ 79,783

Real estate held for the production of income primarily consists of the Company's office park located in Wellesley Hills, Massachusetts. Accumulated depreciation on real estate was $16.3 million and $17.9 million at December 31, 2003 and 2002, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $19.5 million and $9.0 million at December 31, 2003 and 2002, respectively, against which there are allowances for losses of $6.4 million and $7.1 million, respectively. The investment valuation allowances were as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2003
Mortgage loans	$ 7,098	$ 200	$ (933)	$ 6,365
2002 - Restated
Mortgage loans	$ 7,140	$ 484	$ (526)	$ 7,098

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2003	2002 Restated
Property Type:
Office building	$ 428,312	$ 389,125
Residential	27,427	35,467
Retail	356,080	358,939
Industrial/warehouse	181,195	219,467
Other	69,874	32,412
Valuation allowances	(6,365)	(7,098)
Total	$ 1,056,523	$ 1,028,312

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

	2003	2002 Restated
Geographic region:

Arizona	$ 32,083	$ 20,433
California	77,832	81,351
Colorado	15,015	7,324
Connecticut	34,177	26,418
Delaware	13,025	15,266
Florida	86,922	39,958
Georgia	39,681	68,686
Indiana	17,962	15,131
Kentucky	7,224	17,555
Louisiana	23,578	18,652
Maryland	42,934	19,318
Massachusetts	135,722	123,436
Michigan	21,614	41,537
Minnesota	6,539	8,578
Missouri	11,250	5,676
Nevada	6,980	4,581
New Jersey	21,482	16,333
New York	121,069	119,251
North Carolina	30,362	36,318
Ohio	46,478	50,884
Oregon	5,225	5,415
Pennsylvania	85,474	116,826
Tennessee	19,388	12,414
Texas	34,342	24,698
Utah	20,921	18,561
Virginia	17,466	25,593
Washington	59,441	60,844
All other	28,702	34,373
Valuation allowances	(6,365)	(7,098)
Total	$ 1,056,523	$ 1,028,312

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

At December 31, 2003, scheduled mortgage loan maturities were as follows:

2003	$ 26,169
2004	40,226
2005	18,320
2006	93,852
2007	53,604
Thereafter	739,931
Total	$ 972,102

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amounted to $126.8 million and $92.2 million at December 31, 2003 and 2002, respectively.

During 2003 and 2002, the Company sold commercial mortgage loans in securitization transactions. The Company did not sell any commercial mortgage loans in securitization transactions during 2001. The mortgages were sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches as well as servicing rights, which are considered available for sale securities. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit and interest rate risk on the transferred financial assets. The Company recognized pretax gains of $24.6 million and $4.5 million for its 2003 and 2002 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interest at the date of securitization resulting from securitizations completed during the year ended December 31, 2003 were as follows:

	Class C	Class D	Class E

Prepayment speed	0	0	0
Weighted average life in years	14.123	14.63	14.84
Expected credit losses	0	0	0
Residual cash flows discount rate	5.65	5.77	5.92
Treasury rate interpolated for average life	4.37	4.39	4.40
Spread over treasuries	1.28%	1.38%	1.52%
Duration in years	20.46	20.55	20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions were as follows:

	Commercial Mortgages
	Class C	Class D	Class E
Amortized cost of retained
Interests	$ 10,640	$ 2,399	$ 2,437
Fair value of retained interests	12,049	2,717	2,761
Weighted average life in years	20.55	20.55	20.66

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	12,038	2,713	2,757
Fair value of retained interest as a result of a .30% of adverse change	12,030	2,711	2,754

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	11,563	2,605	2,648
Fair value of retained interest as a result of a 20% of adverse change	11,102	2,499	2,540

The outstanding principal amount of the securitized commercial mortgage loans was $435.3 million at December 31, 2003, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization and at December 31, 2003.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2002 were as follows:

	Class AA	Class A	Class BBB
Prepayment speed	0	0	0
Weighted average life in years	6.532	6.843	8.417
Expected credit losses	0	0	0
Residual cash flows discount rate	6.06%	6.51%	7.56%
Treasury rate interpolated for average life	4.57%	4.60%	4.68%
Spread over treasuries	1.49%	1.91%	2.88%
Duration in years	5.22	5.263	6.013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2002 were as follows:

	Commercial Mortgages
	Class AA	Class A	Class BBB
Amortized cost of retained
Interests	$ 2,702	$ 1,291	$ 1,841
Fair value of retained interests	3,009	1,437	2,044
Weighted average life in years	5.49	5.78	7.31

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	2,892	1,415	1,955
Fair value of retained interest as a result of a .30% of adverse change	2,891	1,414	1,846

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	2,838	1,389	1,973
Fair value of retained interest as a result of a 20% of adverse change	2,783	1,362	1,932

The outstanding principal amount of the securitized commercial mortgage loans was $270.0 million at December 31, 2003, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization and at December 31, 2003.

Securities Lending

The Company has a securities lending program operated on its behalf by the Company's two primary custodians, JP Morgan Chase and Citibank, N.A., both located in New York. The custodians have indemnified the Company against losses arising from these programs. At December 31, 2003, the Company had securities out on loan of approximately $80.0 million. There were no securities on loan at December 31, 2002. The income resulting from these programs was $1.4 million, $1.7 million, and $0.1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

Leveraged Leases

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. Leveraged leases are included as a part of other invested assets. The Company's net investment in leveraged leases is composed of the following elements:

	Year ended December 31,
	2003	2002
Lease contract receivable	$ 44,149	$ 56,760
Less: non-recourse debt	(10,874)	(23,485)
Net Receivable	33,275	33,275
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(14,790)	(17,323)
Investment in leveraged leases	39,905	37,372
Less: fees	(162)	(187)
Net investment in leveraged leases	$ 39,743	$ 37,185

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The fair value of swap agreements are included with derivative instruments (positive position) or other liabilities (negative position) in the accompanying balance sheet.

The Company utilizes put options on the S&P 500 Index to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company also purchases call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with other invested assets in the accompanying balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

The Company issues annuity contracts and GICS that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC contract) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICS to unrelated third parties. Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) consisted of the following:
	Year Ended December 31
	2003	2002 Restated	2001 Restated
Net expense on swap agreements	$ (87,721)	$ (74,699)	$ (23,493)
Change in fair value of swap agreements (interest rate, currency, and equity)	197,506	(159,093)	5,869
Change in fair value of options, futures and embedded derivatives	(312,985)	74,507	7,568
Total derivative losses	$ (203,200)	$ (159,285)	$ (10,056)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2003 and 2002, $59.5 million and $114.8 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

 Outstanding at
December 31, 2003

Notional

Fair Value

Principal

Asset (Liability)

Amounts

Interest rate swaps

$

5,892,626

$ (229,925)

Currency swaps

805,211

238,212

Equity swaps

1,544,152

20,265

S&P 500 index call options

1,668,813

57,573

S&P 500 index put options

1,313,855

65,640

Total

$

11,224,657

$ 151,765

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

4. INVESTMENTS (CONTINUED)

 Outstanding at
December 31, 2002 -Restated

Notional Principal Amounts

 Fair Value
Asset (Liability)

Interest rate swaps

$

4,481,776

$ (387,773)

Currency swaps

761,424

97,398

Equity swaps

1,396,116

61,374

S&P 500 index call options

976,759

24,753

S&P 500 index put options

1,153,168

213,174

Total

$

8,769,243

$ 8,926

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31:

2003

 2002
Restated

 2001
Restated

Fixed maturities

$ 159,474

$ 38,814

$ 21,891

Equity securities

(1,465)

2,378

-

Mortgage and other loans

25,528

4,648

(2,557)

Real estate

3,862

514

1,150

Short term investments

-

2

196

Other invested assets

4,800

8,815

-

Other than temporary declines

(58,114)

(94,137)

(6,050)

Total

$ 134,085

$ (38,966)

$ 14,630

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

2003

 2002
Restated

 2001
Restated

Fixed maturities

$ 1,114,949

$ 1,080,965

$ 476,990

Equity securities

-

484

796

Mortgage and other loans

76,259

75,024

73,160

Real estate

6,952

7,855

5,961

Policy loans

43,335

39,269

8,719

Other

(20,364)

(4,848)

(3,563)

Gross investment income

1,221,131

1,198,749

562,063

Less: Investment expenses

12,381

13,539

7,009

Net investment income

$ 1,208,750

$ 1,185,210

$ 555,054

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments:

December 31, 2003

December 31, 2002 -Restated

Carrying

Estimated

Carrying

Estimated

Amount

Fair Value

Amount

Fair Value

Financial assets:

Cash and cash equivalents

$ 513,454

$ 513,454

$ 725,550

$ 725,550

Fixed maturities

18,986,033

19,085,102

18,427,845

18,444,365

Equity Securities

1,452

1,452

1,127

1,127

Short-term investments

24,662

24,662

178,017

178,017

Mortgages

972,102

1,059,145

948,529

1,083,530

Derivatives instruments - receivables

400,037

400,037

408,832

408,832

Policy loans

692,887

692,887

682,029

682,029

Separate accounts

17,521,009

17,521,009

15,718,113

15,718,113

Financial liabilities:

Policy Liabilities

18,317,422

15,325,216

17,952,084

17,763,772

Derivative instruments - payables

248,272

248,272

399,906

399,906

Long-term debt

40,500

32,953

-

-

Long-term debt to affiliates

1,025,000

1,123,194

1,025,000

1,068,647

Partnership Capital Securities

607,826

699,069

607,826

616,520

Separate accounts

17,509,294

17,509,294

15,700,969

15,700,969

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost.  The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics.  The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives:  Fair value of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  A brief discussion of the Company's reinsurance agreements by segment (see Note 14) follows.

Wealth Management Segment

While the Wealth Management Segment currently does not offer traditional life insurance products, it manages a closed block of single premium whole life insurance policies ("SPWL"), a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.7 billion as of December 31, 2003.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reimburses SLNY for benefits, expenses and interest credits for Focus V and Galaxy V fixed annuities issued in 2000 if the asset pool backing the liability is insufficient.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.

The Company also acts as the reinsurer of risk under the lapse protection benefit under certain universal life contracts issued by SLOC.  One hundred percent of such risk is retroceded to Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.  The agreement provides that SLOC will reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.  The block was closed for new business effective December 31, 2003.

The Company, through its affiliate SLNY, has an agreement with SLOC whereby SLOC reinsures morbidity risks of a block of SLNY's group long-term disability contracts.  The block is closed for new business.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.   The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

For the Years Ended December 31,

2003

2002 - Restated

2001 - Restated

Insurance premiums:

Direct

$ 65,479

$ 49,190

$ 43,980

Assumed

-

-

-

Ceded

4,961

5,616

2,971

Net premiums

$ 60,518

$ 43,574

$ 41,009

 Insurance and other individual policy benefits and
Claims:

Direct

$ 207,979

$ 225,287

$ 139,963

Assumed

-

-

-

Ceded

6,731

4,125

5,063

Net policy benefits and claims

$ 201,248

$ 221,162

$ 134,900

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9.  RETIREMENT PLANS

Through December 31, 2001, the Company was a participant in a non-contributory defined benefit pension plans for employees sponsored by SLOC.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plans sponsorship for the employee retirement plan and the agent pension plan was transferred to the Company.  Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully-funded.  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The following table sets forth the change in the pension plans' projected benefit obligations and assets, as well as the plans' funded status at December 31:

2003

2002

Change in projected benefit obligation:

Projected benefit obligation at beginning of year

$ 159,650

$ 149,595

Service cost

8,954

8,436

Interest cost

10,494

10,673

Actuarial loss (gain)

16,876

(8,075)

Benefits paid

(5,333)

(4,925)

Plan amendments

-

3,946

Acquisitions

1,048

-

Projected benefit obligation at end of year

$ 191,689

$ 159,650

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ 179,470

$ 212,965

Other

(888)

(888)

Actual return on plan assets

32,059

(27,682)

Benefits paid

(5,333)

(4,925)

Acquisitions

429

-

Fair value of plan assets at end of year

$ 205,737

$ 179,470

Information on the funded status of the plan:

Funded status

$ 14,048

$ 19,820

Unrecognized net actuarial loss

34,480

38,632

Unrecognized transition obligation

(16,494)

(19,545)

Unrecognized prior service cost

8,276

9,132

4rth quarter contribution

(1,050)

-

Prepaid benefit cost

$ 39,260

$ 48,039

The accumulated benefit obligation at the end of 2003 and 2002 was $169.0 million and $140.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9.  RETIREMENT PLANS (CONTINUED)

The funded status of the employee retirement plan was as follows:

2003

2002

Plan assets

$ 171,978

$ 150,331

Projected benefit obligations

(183,227)

(150,885)

Funded status

$ (11,249)

$ (554)

Accumulated benefit obligation

$ 160,227

$ 131,199

The following table sets forth the components of the net periodic pension cost for the year ended December 31:

2003

2002

Components of net periodic benefit cost:

Service cost

$ 8,954

$ 8,437

Interest cost

10,494

10,674

Expected return on plan assets

(14,358)

(18,395)

Amortization of transition obligation asset

(3,051)

(3,051)

Amortization of prior service cost

855

216

Recognized net actuarial loss (gain)

4,215

120

Net periodic benefit cost

$ 7,109

$ (1,999)

The Company's share of net periodic benefit cost

$ 5,522

$ 3,834

The Company's share of the net periodic benefit costs for the year ended December 31, 2001 was $1.0 million.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Pension Benefits

2003

2002

Discount rate

6.1%

6.75%

Rate of compensation increase

4.0%

4.0%

The assumed weighted average discount rate was 7.00% for the year ended December 31, 2001. The expected return on plan assets was 8.75% and the assumed rate of compensation increase was 4.5% for 2001.

Weighted average assumptions used to determine net benefit cost were as follows:

Pension Benefits

2003

2002

Discount rate

6.75%

7.0%

Expected long term return on plan assets

8.75%

8.75%

Rate of compensation increase

4.0%

4.5%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

Assumptions (continued)

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption.  Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2003 and 2002 measurement, and the target allocation for 2004, by asset category, are as follows:

Target Allocation

Percentage of Plan Assets

Asset Category

2004

2003

2002

Equity Securities

30%-60%

55%

50%

Debt Securities

10%-40%

26%

34%

Commercial Mortgages

10%-25%

15%

15%

Other

5%

4%

1%

Total

-

100%

100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

  exceeds the assumed actuarial rate;

  exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

  generates a real rate of return of at least 3% after inflation (CPI), and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $3.0 million and $2.4 million for 2003 and 2002, respectively.

Cash Flow

Due to the over funded status of the defined benefit plan, the Company will not be making contributions to the plan in 2004.

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

The amount of the 2003 employer contributions under plan sponsorship for the Company and its affiliates was $4.4 million.  Amounts are allocated to affiliates based on employees' contributions.  The Company's portion of the expense was $885,000, $956,000 and $462,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

Other Post-Retirement Benefit Plans

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents.  Consistent with the transfer of all employees to the Company on January 1, 2002, the plan's sponsorship was transferred to the Company.  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, (in 000's):

Change in benefit obligation:

2003

2002

Benefit obligation at beginning of year

$ 35,981

$ 45,515

Service cost

872

1,195

Interest cost

2,369

2,488

Actuarial (gain)

14,330

(7,586)

Benefits paid

(2,368)

(2,202)

Plan Amendments

-

(3,429)

Acquisitions

94

-

Benefit obligation at end of year

$ 51,278

$ 35,981

Change in fair value of plan assets:

Fair value of plan assets at beginning of year

$ -

$ -

Employer contributions

2,368

2,202

Benefits paid

(2,368)

(2,202)

Fair value of plan assets at end of year

$ -

$ -

Information on the funded status of the plan:

Funded Status

$ (51,278)

$ (35,981)

Unrecognized net actuarial loss

25,523

12,477

4TH quarter contribution

639

-

Unrecognized prior service cost

(2,898)

(3,138)

Accrued benefit cost

$ (28,014)

$ (26,642)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31 (in 000's):

2003

2002

Components of net periodic benefit cost

Service cost

$ 872

$ 1,195

Interest cost

2,369

2,488

Amortization of prior service cost

(241)

(241)

Recognized net actuarial loss

832

933

Net periodic benefit cost

$ 3,832

$ 4,375

The Company's share of net periodic benefit cost

$ 2,917

$ 380

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

Other Benefits

2003

2002

Discount Rate

6.1%

6.75%

Rate of Compensation increase

4.0%

4.0%

Weighted average assumptions used to determine net cost for year-end December 31, 2003 and December 31, 2002 were as follows:

Other Benefits

2003

2002

Discount rate

6.75%

7.0%

Rate of compensation increase

4.0%

4.5%

In order to measure the post-retirement benefit obligation for 2003, the Company assumed a 11% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 10% in 2004 and assumed to decrease gradually to 5.5% for 2009 and remain at that level thereafter.  Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

1- Percentage-Point

1- Percentage-Point

Increase

Decrease

Effect on Post retirement benefit obligation

$6,205

($5,487)

Effect on total of service and interest cost

515

(413)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

10. FEDERAL INCOME TAXES

SLUS will continue to file a consolidated federal income tax return with SLOC U.S. Operations Holdings for the year ended December 31, 2003.  Keyport will file a return with its subsidiary, Independence Life, for the year ended December 31, 2003.  (See Note 1 for an explanation of merger).  In 2004 and periods thereafter, the Company will file as part of SLOC U.S. Operations Holding's consolidated return.  A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

Restated

2003

2002

2001

Federal income tax expense (benefit):

Current

$

(29,240)

$

(80,155)

$

(83,679)

Deferred

56,606

20,706

107,190

Total

$

27,366

$

(59,449)

$

23,511

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows:

Restated

2003

2002

2001

Expected federal income tax expense (benefit)

$

44,251

$

(34,994)

$

33,398

Low income housing credit

(6,026)

(6,138)

(6,138)

Non-taxable investment income

-

(1,622)

(195)

Additional tax benefit

(12,118)

(16,700)

(4,200)

Other

1,259

5

646

Federal income tax expense (benefit)

$

27,366

$

(59,449)

$

23,511

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

Restated

2003

2002

Deferred tax assets:

Actuarial liabilities

$ 283,479

$ 88,032

Net operating loss

51,355

46,431

Other

(1,912)

53,755

Total deferred tax assets

332,922

188,218

Deferred tax liabilities:

Deferred policy acquisition costs

(107,075)

(50,880)

Investments, net

(244,744)

(116,831)

Total deferred tax liabilities

(351,819)

(167,711)

Net deferred tax (liability) asset

$ (18,897)

$ 20,507

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $17.1 million in 2003, SLUS received refunds of $14.9 million in 2002 and Keyport made income tax payments of $9.9 million in 2002.  Additionally, the Company made income tax payments of $10.9 million in 2001.  At December 31, 2003, the Company had $146.7 million of net operating loss carry forwards available.  These amounts were incurred in 2001, 2002 and 2003 and will expire, if unused, beginning in 2016 and ending in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  SLUS and Keyport are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively.  In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

2003

2002 - Restated

Balance at January 1

$ 24,294

$ 23,615

Less reinsurance recoverable

(6,621)

(6,078)

Net balance at January 1

17,673

17,537

Incurred related to:

Current year

15,538

12,062

Prior years

(160)

(1,946)

Total incurred

15,378

10,116

Paid losses related to:

Current year

(5,867)

(6,660)

Prior years

(4,257)

(3,320)

Total paid

(10,124)

(9,980)

Balance at December 31

32,410

24,294

Less reinsurance recoverable

(9,483)

(6,621)

Net balance at December 31

$ 22,927

$ 17,673

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

12. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

2003

 2002
Restated

Balance at January 1

$ 795,648

$ 794,015

Acquisition costs deferred

263,762

288,463

Amortized to expense during the year

(90,608)

(246,973)

Adjustment for unrealized investment gains (losses) during the year

(79,201)

(39,858)

Balance at December 31

$ 889,601

$ 795,648

13. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

2003

2002 - Restated

Balance at January 1

$ 57,692

$ 95,155

Amortized to expense during the year

(7,790)

(4,540)

Adjustment for unrealized investment gains (losses) during the year

(27,511)

(32,923)

Balance at December 31

$ 22,391

$ 57,692

14. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, GICS, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Net investment income is allocated based on segmented assets by line of business.

Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management Segment markets and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection Segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

14. SEGMENT INFORMATION (CONTINUED)

The Group Protection Segment markets and administers group life, long-term disability and stop loss insurance to small and mid-size employers in the State of New York.

The Corporate Segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments. Prior years segmented results have been restated to include the results of the Company's investment advisor subsidiary, SCA, with the Wealth Management Segment instead of the Corporate Segment:

Year ended December 31, 2003

Wealth

Individual

Group

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 1,409,642

$ 49,357

$ 26,609

$ 34,141

$ 1,519,749

Total Expenditures

1,247,670

53,848

25,712

61,792

1,389,022

Pretax Income (Loss)

161,972

(4,491)

897

(27,651)

130,727

Net Income (Loss)

106,655

(2,331)

608

(9,941)

94,991

Total Assets

$ 39,766,404

$ 2,973,014

$ 46,535

$ 840,565

$ 43,626,518

Year ended December 31, 2002 (Restated)

Total Revenues

$ 1,273,384

$ 62,030

$ 20,181

$ 65,629

$ 1,421,224

Total Expenditures

1,406,024

61,445

15,630

38,106

1,521,205

Pretax Income (Loss)

(132,640)

585

4,551

27,523

(99,981)

Net Income (Loss)

(84,004)

464

3,195

38,548

(41,797)

Total Assets

$ 36,551,209

$ 2,705,917

$ 34,946

$ 553,904

$ 39,845,976

Year ended December 31, 2001 (Restated)

Total Revenues

$ 765,387

$ 32,345

$ 19,407

$ 78,562

$ 895,701

Total Expenditures

661,257

28,383

15,930

101,637

807,207

Pretax Income (Loss)

104,130

3,962

3,477

(23,075)

88,494

Net Income (Loss)

81,081

3,443

2,641

(12,873)

74,292

Total Assets

$ 39,323,297

$ 1,677,937

$ 37,728

$ 313,801

$ 41,352,763

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2002 and 2001

15.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company's combined statutory surplus and net income (loss) were as follows (in 000's):

Unaudited for the Years ended December 31,

2003

 2002
Restated

 2001
Restated

Statutory surplus and capital

$        1,654,147

$        1,335,391

$ 1,509,987

Statutory net income (loss)

226,136

(286,911)

(284,761)

16. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends are subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  On March 19, 2004, the Company's Board of Directors approved $50.0 million of dividends to its parent, SLC (U.S.) Holdings.  The Company did not pay any dividends in 2003 or 2002 and paid $15.0 million of dividends to its parent, SLC (U.S.) Holdings, during 2001.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  No dividends were paid by SLNY during 2003, 2002 or 2001.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve (12) month period would exceed the lesser of (i) 10% of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities.  No dividends were paid by Independence Life during 2003, 2002 or 2001

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2003 and 2001

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

2003

2002

Unrealized gains (losses) on available-for-sale securities

$ 520,173

$ 468,207

DAC amortization

(132,323)

(53,123)

VOBA amortization

(54,766)

(27,255)

Tax effect

(105,403)

(138,918)

Accumulated Other Comprehensive Income

$ 227,681

$ 248,911

18. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be partially recovered through a reduction in future premium taxes in some states.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws.  On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts.  The Company responded to this request and an additional related request.  On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects.  The Company is cooperating in the examination.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws.  Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2003, 2003 and 2001

18. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2003, minimum future lease payments under such leases were as follows:

2004

$ 6,206

2005

5,797

2006

5,695

2007

4,403

2008

1,052

Thereafter

-

Total

$ 23,153

Total rental expense for the years ended December 31, 2003, 2002 and 2001 was $23.6 million, $13.8 million and $6.9 million, respectively.

The Company has two noncancelable sublease agreements that expire on December 31, 2007 and March 31, 2008.  As of December 31, 2003, the minimum future lease payments under the two sublease agreements were as follows:

2004

$ 224

2005

224

2006

224

2007

224

2008

56

Thereafter

-

Total

$ 952

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.)

Wellesley Hills, Massachusetts

We have audited the consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2003.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We previously audited and reported on the consolidated statements of income, comprehensive income, stockholder's equity, and cash flows of Sun Life Assurance Company of Canada (U.S.) and subsidiaries for the year ended December 31, 2001, prior to the restatement for the 2003 merger of Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company, which was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations"  for transfers of assets among affiliates (the "2003 Merger").  The contribution of Sun Life Assurance Company of Canada (U.S.) to revenues and net income represented $631.3 million and $(12.7) million of the respective restated totals. Separate financial statements of Keyport Life Insurance Company included in the 2001 restated consolidated statements of income, comprehensive income, stockholder's equity, and cash flows were audited and reported on separately by other auditors. We also audited the combination of the accompanying consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for the year ended December 31, 2001, after restatement for the 2003 Merger; in our opinion, such consolidated statements have been properly combined on the basis described in Note 1 of the notes to consolidated financial statements.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".  As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets".   As discussed in Note 1 to the consolidated financial statements, effective October 1, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51."

Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2004

Independent Auditors' Report

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Growth Series 2 Sub-Account, AIM V.I. Core Equity Series 2 Sub-Account, AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, AIM V.I Value Sub-Account, AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Arnhold and S. Bleichroader First Eagle SoGen Overseas Variable Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Alliance VP Quasar Sub-Account, Credit Suisse Institutional Emerging Markets Sub-Account, Credit Suisse Institutional International Equity Sub-Account, Credit Suisse Institutional Global Post-Venture Capital Sub-Account, Credit Suisse Institutional Small Company Growth Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton VIP Growth Securities Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Class 2 Sub-Account, Goldman Sachs VIT CORE Large Cap Growth Sub-Account, Goldman Sachs VIT CORE Small Cap Equity Sub-Account, Goldman Sachs VIT CORE U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, Goldman Sachs VIT Internet Tollkeeper Sub-Account, Goldman Sachs VIT Capital Growth Sub-Account, INVESCO VIF Dynamics Sub-Account, INVESCO VIF Small Company Growth Sub-Account, J.P. Morgan Trust II U.S. Disciplined Equity Sub-Account, J.P. Morgan Trust II International Opportunities Sub-Account, J.P. Morgan Trust II Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett Mid Cap Value Sub-Account, Lord Abbett International Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, PIMCO VIT High Yield Sub-Account, PIMCO VIT Emerging Markets Bond Sub-Account, PIMCO VIT Real Return Sub-Account, PIMCO VIT Total Return Sub-Account, Rydex VT Nova Sub-Account, Rydex VT OTC Sub-Account, Salomon Brothers VS Capital Sub-Account, Salomon Brothers VS Investors Sub-Account, Salomon Brothers VS Strategic Bond Sub-Account, Salomon Brothers VS Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, SC Select Equity Sub-Account, SC Blue Chip Mid Cap Sub-Account, SC Investors Foundation Sub-Account, SC Davis Venture Value Sub-Account, SC Davis Financial Sub-Account, SC Value Equity Sub-Account, SC Value Mid Cap Sub-Account, SC Value Small Cap Sub-Account, SC Value Managed Sub-Account, SC INVESCO Technology Sub-Account, SC INVESCO Telecommunications Sub-Account, SC INVESCO Health Sciences Sub-Account, SC  INVESCO Energy Sub-Account, SC Neuberger Berman Mid Cap Value Sub-Account, SC Neuberger Berman Mid Cap Growth Sub-Account, SC Alger Growth Sub-Account, SC Alger Income & Growth Sub-Account, SC Alger Small Capitalization Sub-Account, Sun Capital All Cap Sub-Account, of Sun Life of Canada (U.S.) Variable Account F, (the ''Sub-Accounts'') as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.   These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2003 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 22, 2004

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003

Assets:

Investments in:

 AIM Variable Insurance Fund, Inc.

Shares

Cost

Value

 V.I. Growth Fund Series 2 (AG2)

37,908

$

460,769

$

559,137

 V.I. Core Equity Fund Series 2 (AG3)

20,171

359,119

420,573

 V.I. Capital Appreciation Fund (AI1)

1,514,384

35,524,669

32,226,095

 V.I. Growth Fund (AI2)

2,479,602

38,107,146

36,772,500

 V.I. Growth and Income Fund (AI3)

1,819,544

43,427,903

38,101,249

 V.I. International Equity Fund (AI4)

1,854,259

27,133,414

29,742,312

 V.I. Value Fund (AI5)

309,371

5,880,883

6,258,571

 V.I. Capital Appreciation Fund Series 2 (AI7)

38,599

681,176

816,745

 V.I. International Growth Fund Series 2 (AI8)

44,579

585,780

711,484

 V.I. Premier Equity Fund Series 2 (AI9)

6,356

117,563

128,016

 Arnhold and S. Bleichroader Advisers, Inc.

 First Eagle SoGen Overseas Variable Fund (SGI)

4,444,362

70,854,466

100,398,130

 The Alger American Fund

 Growth Portfolio (AL1)

1,533,998

66,489,835

51,066,785

 Income and Growth Portfolio (AL2)

3,479,395

40,608,900

32,601,929

 Small Capitalization Portfolio (AL3)

470,609

8,756,462

8,179,191

 Alliance Variable Products Series Fund, Inc.

 Premier Growth Fund (AN1)

562,639

11,520,177

12,001,089

 Technology Fund (AN2)

196,360

2,467,799

2,817,763

 Growth and Income Fund (AN3)

2,130,930

39,848,982

46,070,702

 Worldwide Privatization Fund (AN4)

253,117

3,050,555

4,110,617

 Quasar Fund (AN5)

110,066

881,304

1,109,464

 Credit Suisse Institutional Fund, Inc.

 Emerging Markets Portfolio (CS1)

98,356

1,022,950

1,045,524

 International Equity Portfolio (CS2)

64,597

741,975

571,686

 Global Post-Venture Capital Portfolio (CS3)

40,652

598,962

384,161

 Small Company Growth Portfolio (CS4)

94,364

1,034,816

1,302,229

 Fidelity Variable Insurance Products Funds

 VIP Contrafund (FL1)

1,063,817

20,305,432

24,393,327

 VIP Overseas Fund (FL2)

570,538

6,660,149

8,843,340

 VIP Growth Fund (FL3)

1,909,506

51,372,440

58,660,029

 Franklin Templeton Variable Insurance Products Trust

 Growth Securities Fund Class 2 (FTG)

123,220

1,173,748

1,378,832

 Foreign Securities Fund Class 2 (FTI)

232,088

2,408,950

2,840,756

 Goldman Sachs Variable Insurance Trust

 VIT CORE Large Cap Growth Fund (GS1)

-

-

-

 VIT CORE Small Cap Equity Fund (GS2)

578,644

6,303,452

7,516,588

 VIT CORE US Equity Fund (GS3)

1,401,388

15,763,467

15,303,157

 VIT Growth and Income Fund (GS4)

599,511

5,998,130

5,995,114

 VIT International Equity Fund (GS5)

881,922

9,031,122

8,351,799

 VIT Internet Tollkeeper Fund (GS6)

-

-

-

 VIT Capital Growth Fund (GS7)

323,226

2,835,347

3,099,739

 INVESCO Variable Investment Funds, Inc.

 Dynamics Fund (IV1)

174,140

1,661,398

2,049,623

 Small Company Growth Fund (IV2)

232,248

2,847,295

3,142,310

 J.P. Morgan Series Trust II

 U.S. Disciplined Equity Portfolio (JP1)

964,893

14,191,550

12,070,808

 International Opportunities Portfolio (JP2)

515,198

5,159,371

4,868,619

 Small Company Portfolio (JP3)

389,794

5,291,608

5,480,503

 Lord Abbett Series Fund, Inc.

 Growth and Income Portfolio (LA1)

6,770,138

148,590,811

166,003,794

 Mid Cap Value (LA2)

4,608,980

67,930,008

78,537,027

 International Portfolio (LA3)

276,627

1,642,219

1,964,050

 MFS/Sun Life Series Trust

 Capital Appreciation Series (CAS)

801,491

17,421,559

13,905,864

 Emerging Growth Series (EGS)

1,961,797

32,086,869

27,112,038

 Government Securities Series (GSS)

4,082,638

55,095,348

54,870,658

 High Yield Series (HYS)

4,006,011

26,875,040

29,123,698

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003 - continued

 MFS/Sun Life Series Trust - continued

Shares

Cost

Value

 New Discovery S Class (M1A)

3,251,006

$

34,181,754

$

40,995,192

 Massachusetts Investors Growth Stock S Class (M1B)

1,323,438

11,019,003

11,315,398

 High Yield S Class (MFC)

2,313,972

15,054,938

16,730,020

 Capital Appreciation S Class (MFD)

98,865

1,646,084

1,705,423

 Utilities S Class (MFE)

534,742

5,461,522

6,513,158

 Emerging Growth S Class (MFF)

207,828

2,677,068

2,853,477

 Total Return S Class (MFJ)

3,498,042

58,413,580

62,684,920

 Government Securities S Class (MFK)

2,741,093

37,317,851

36,675,826

 Massachusetts Investors Trust S Class (MFL)

265,833

6,458,027

6,749,487

 Massachusetts Investors Growth Stock Series (MIS)

3,780,326

39,507,186

32,510,799

 Massachusetts Investors Trust Series (MIT)

1,074,283

31,510,411

27,404,957

 Money Market Series (MMS)

3,372,148

3,372,148

3,372,148

 New Discovery Series (NWD)

3,118,200

32,945,636

39,569,960

 Total Return Series (TRS)

2,980,818

50,513,061

53,654,724

 Utilities Series (UTS)

2,310,030

31,600,506

28,251,666

 OCC Accumulation Trust

 Equity Portfolio (OP1)

184,577

6,203,754

5,991,378

 Mid Cap Portfolio (OP2)

648,215

8,570,446

9,250,034

 Small Cap Portfolio (OP3)

120,275

3,387,483

3,690,020

 Managed Portfolio (OP4)

48,520

1,920,339

1,898,568

 PIMCO Variable Insurance Trust

 High Yield Portfolio (PHY)

8,061,089

59,944,524

66,020,322

 Emerging Markets Bond Portfolio (PMB)

3,907,618

47,563,074

50,681,802

 Real Return Portfolio (PRR)

1,199,206

14,646,908

14,822,187

 Total Return Portfolio (PTR)

8,207,404

84,693,860

85,028,709

 Rydex Variable Trust

 Nova Fund (RX1)

175,080

1,011,644

1,262,326

 OTC Fund (RX2)

323,515

3,611,505

4,257,452

 Salomon Brothers Variable Series Funds, Inc.

 Capital Fund (SB1)

45,602

652,455

712,300

 Investors Fund (SB2)

43,295

541,186

549,419

 Strategic Bond Fund (SB3)

293,648

3,023,699

3,197,822

 Total Return Fund (SB4)

313,107

3,219,366

3,365,897

 Sun Capital Advisers Trust

 Sun Capital Money Market Fund (SC1)

97,987,943

97,987,943

97,987,943

 Sun Capital Investment Grade Bond Fund (SC2)

5,886,512

56,535,381

58,982,849

 Sun Capital Real Estate Fund (SC3)

4,101,794

50,480,189

61,896,067

 SC Select Equity Fund (SC4)

875,391

7,050,723

7,554,625

 SC Blue Chip Mid Cap Fund (SC5)

4,584,962

58,088,760

71,571,261

 SC Investors Foundation Fund (SC6)

519,533

4,230,128

4,447,200

 SC Davis Venture Value Fund (SC7)

4,524,710

37,391,595

42,984,750

 SC Davis Financial Fund (SC8)

568,150

5,417,083

6,493,956

 SC Value Equity Fund (SC9)

444,604

4,126,584

4,406,026

 SC Value Mid Cap Fund (SCA)

1,278,698

13,544,029

16,482,420

 SC Value Small Cap Fund (SCB)

4,880,669

50,743,096

68,671,008

 SC Value Managed Fund ( SCC)

305,244

2,874,621

3,195,908

 SC INVESCO Technology Fund (SCD)

-

-

-

 SC INVESCO Telecommunications Fund (SCE)

2

5

-

 SC INVESCO Health Sciences Fund (SCF)

-

2

-

 SC INVESCO Energy Fund (SCG)

-

4

-

 SC Neuberger Berman Mid Cap Value Fund (SCH)

526,037

5,024,004

6,386,094

 SC Neuberger Berman Mid Cap Growth Fund (SCI)

607,996

4,408,824

4,857,890

 SC Alger Growth Fund (SCJ)

909,217

7,092,548

8,692,114

 SC Alger Income & Growth Fund (SCK)

651,146

5,117,811

6,218,443

 SC Alger Small Capitalization Fund (SCL)

396,029

3,528,714

4,324,641

 Sun Capital All Cap Fund (SCM)

207,175

2,094,562

2,372,153

$

1,917,206,542

2,042,148,364

Liability:

 Payable to sponsor

(203,244

)

 Net assets

$

2,041,945,120

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003 - continued

Applicable to Owners of

Reserve for

Net Assets Applicable to Contract Owners:

Deferred Variable Annuity Contracts

Variable

 Consolidated Futurity Contracts:

Units

Value

Annuities

Total

 AIM Variable Insurance Fund, Inc.

 AG2

47,672

$

543,606

$

15,689

$

559,295

 AG3

37,791

420,573

-

420,573

 AI1

4,349,721

32,193,963

25,584

32,219,547

 AI2

6,855,680

36,686,583

79,408

36,765,991

 AI3

4,977,326

38,002,204

97,096

38,099,300

 AI4

3,910,999

29,677,314

59,587

29,736,901

 AI5

836,085

6,258,571

-

6,258,571

 AI7

72,162

798,345

18,587

816,932

 AI8

60,796

711,484

-

711,484

 AI9

11,352

128,016

-

128,016

 Arnhold and S. Bleichroader Advisers, Inc.

 SG1

6,087,549

100,325,342

72,649

100,397,991

 The Alger American Fund

 AL1

6,967,886

50,969,834

97,360

51,067,194

 AL2

3,733,810

32,434,560

150,303

32,584,863

 AL3

1,243,757

8,147,224

30,028

8,177,252

 Alliance Variable Products Series Fund, Inc.

 AN1

1,617,322

12,001,089

-

12,001,089

 AN2

396,141

2,817,763

-

2,817,763

 AN3

4,877,794

46,061,707

-

46,061,707

 AN4

351,603

4,095,678

14,784

4,110,462

 AN5

116,800

1,109,464

-

1,109,464

 Credit Suisse Institutional Fund, Inc.

 CS1

82,222

1,025,837

18,374

1,044,211

 CS2

65,412

570,977

659

571,636

 CS3

41,071

369,599

12,394

381,993

 CS4

117,857

1,299,180

2,796

1,301,976

 Fidelity Variable Insurance Products Funds

 FL1

2,230,010

24,357,896

34,667

24,392,563

 FL2

975,952

8,843,340

-

8,843,340

 FL3

6,986,042

58,589,463

70,311

58,659,774

 Franklin Templeton Variable Insurance Products Trust

 FTG

100,517

1,378,832

-

1,378,832

 FTI

209,950

2,840,756

-

2,840,756

 Goldman Sachs Variable Insurance Trust

 GS1

-

-

-

-

 GS2

537,797

7,489,553

22,733

7,512,286

 GS3

1,694,905

15,211,545

86,972

15,298,517

 GS4

642,298

5,995,111

-

5,995,111

 GS5

965,025

8,315,978

33,999

8,349,977

 GS6

-

-

-

-

 GS7

351,482

3,099,739

-

3,099,739

 INVESCO Variable Investment Funds, Inc.

 IV1

265,834

2,049,623

-

2,049,623

 IV2

367,540

3,142,310

-

3,142,310

 J.P. Morgan Series Trust II

 JP1

1,418,266

11,981,136

86,062

12,067,198

 JP2

573,871

4,852,107

14,931

4,867,038

 JP3

526,385

5,478,424

860

5,479,284

 Lord Abbett Series Fund, Inc.

 LA1

14,220,415

165,807,167

192,652

165,999,819

 LA2

6,889,740

78,438,509

97,683

78,536,192

 LA3

213,445

1,964,050

-

1,964,050

 MFS/Sun Life Series Trust

 CAS

2,125,014

13,863,088

39,582

13,902,670

 EGS

4,195,519

26,999,431

104,217

27,103,648

 GSS

4,388,719

54,787,028

76,825

54,863,853

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003 - continued

Applicable to Owners of

Reserve for

Deferred Variable Annuity Contracts

Variable

Units

Value

Annuities

Total

 MFS/Sun Life Series Trust - continued

 HYS

2,531,621

$

29,008,973

$

108,169

$

29,117,142

 M1A

4,285,431

40,960,666

34,487

40,995,153

 M1B

1,302,763

11,315,398

-

11,315,398

 MFC

1,401,637

16,730,020

-

16,730,020

 MFD

203,868

1,705,423

-

1,705,423

 MFE

711,851

6,512,976

178

6,513,154

 MFF

334,738

2,853,477

-

2,853,477

 MFJ

5,722,681

62,532,178

148,195

62,680,373

 MFK

3,381,658

36,672,158

3,646

36,675,804

 MFL

716,658

6,749,487

-

6,749,487

 MIS

5,040,025

32,425,010

85,959

32,510,969

 MIT

3,429,237

27,304,040

84,430

27,388,470

 MMS

298,820

3,372,148

-

3,372,148

 NWD

4,304,375

39,540,847

28,279

39,569,126

 TRS

4,431,211

53,567,501

81,643

53,649,144

 UTS

3,072,250

28,049,824

189,443

28,239,267

 OCC Accumulation Trust

 OP1

572,983

5,973,855

16,662

5,990,517

 OP2

476,073

9,195,447

49,842

9,245,289

 OP3

237,694

3,651,663

35,173

3,686,836

 OP4

175,394

1,898,569

-

1,898,569

 PIMCO Variable Insurance Trust

 PHY

5,046,425

65,958,837

61,422

66,020,259

 PMB

3,397,699

50,621,850

59,903

50,681,753

 PRR

1,364,548

14,809,125

12,993

14,822,118

 PTR

8,040,150

84,982,279

46,310

85,028,589

 Rydex Variable Trust

 RX1

170,733

1,262,326

-

1,262,326

 RX2

552,205

4,257,452

-

4,257,452

 Salomon Brothers Variable Series Funds, Inc.

 SB1

45,933

712,300

-

712,300

 SB2

45,865

549,419

-

549,419

 SB3

227,701

3,162,295

32,625

3,194,920

 SB4

303,978

3,351,191

13,644

3,364,835

 Sun Capital Advisers Trust

 SC1

9,408,598

97,809,779

168,378

97,978,157

 SC2

4,713,218

58,775,633

188,380

58,964,013

 SC3

3,686,003

61,840,315

53,732

61,894,047

 SC4

999,284

7,553,259

1,027

7,554,286

 SC5

5,764,598

71,440,982

119,406

71,560,388

 SC6

536,479

4,437,972

8,584

4,446,556

 SC7

4,594,007

42,900,049

70,483

42,970,532

 SC8

589,710

6,493,100

167

6,493,267

 SC9

442,892

4,406,020

-

4,406,020

 SCA

1,282,731

16,440,371

48,242

16,488,613

 SCB

5,188,084

68,578,075

92,717

68,670,792

 SCC

313,840

3,195,908

-

3,195,908

 SCD

-

-

-

-

 SCE

-

-

-

-

 SCF

-

-

-

-

 SCG

-

-

-

-

 SCH

538,958

6,345,840

40,890

6,386,730

 SCI

587,800

4,830,989

28,158

4,859,147

 SCJ

869,770

8,643,020

49,157

8,692,177

 SCK

610,539

6,189,028

29,251

6,218,279

 SCL

383,273

4,278,717

45,203

4,323,920

 SCM

201,242

2,323,214

48,546

2,371,760

2,038,303,004

3,642,116

2,041,945,120

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003

 AG2
 Sub-
Account

 AG3
 Sub-
Account

 AI1
 Sub-
Account

 AI2
 Sub-
Account

 AI3
 Sub-
Account

 AI4
 Sub-
Account

Income and expenses:

 Dividend income

$

-

$

3,466

$

-

$

-

$

352,584

$

143,803

 Mortality and expense risk charges

(6,026

)

(4,246

)

(367,973

)

(438,496

)

(460,726

)

(335,316

)

 Distribution expense charges

(723

)

(510

)

(44,157

)

(52,620

)

(55,287

)

(40,238

)

 Net investment income (loss)

$

(6,749

)

$

(1,290

)

$

(412,130

)

$

(491,116

)

$

(163,429

)

$

(231,751

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

9,107

$

2,342

$

(4,858,744

)

$

(8,006,836

)

$

(5,262,268

)

$

(1,813,568

)

 Realized gain distribution

-

-

-

-

-

-

 Net realized gains (losses)

$

9,107

$

2,342

$

(4,858,744

)

$

(8,006,836

)

$

(5,262,268

)

$

(1,813,568

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

98,368

$

61,454

$

(3,298,574

)

$

(1,334,646

)

$

(5,326,654

)

$

2,608,898

 Beginning of year

(3,711

)

(2,956

)

(15,457,429

)

(18,410,491

)

(18,016,297

)

(5,981,647

)

 Change in unrealized appreciation (depreciation)

$

102,079

$

64,410

$

12,158,855

$

17,075,845

$

12,689,643

$

8,590,545

 Realized and unrealized gains (losses)

$

111,186

$

66,752

$

7,300,111

$

9,069,009

$

7,427,375

$

6,776,977

Increase (Decrease) in net assets from operations

$

104,437

$

65,462

$

6,887,981

$

8,577,893

$

7,263,946

$

6,545,226

 AI5
 Sub-
Account

 AI7
 Sub-
Account

 AI8
 Sub-
Account

 AI9
 Sub-
Account

 SGI
 Sub-
Account

 AL1
 Sub-
Account

Income and expenses:

 Dividend income

$

17,128

$

 -

$

2,087

$

240

$

29,954

$

-

 Mortality and expense risk charges

(78,391

)

(8,763

)

(6,494

)

(906

)

(919,504

)

(614,098

)

 Distribution expense charges

(9,407

)

(1,052

)

(779

)

(109

)

(110,340

)

(73,692

)

 Net investment income (loss)

$

(70,670

)

$

(9,815

)

$

(5,186

)

$

(775

)

$

(999,890

)

$

(687,790

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(565,983

)

$

12,103

$

45,978

$

2,539

$

3,888,144

$

(7,922,623

)

 Realized gain distribution

-

-

-

-

18,608

-

 Net realized gains (losses)

$

(565,983

)

$

12,103

$

45,978

$

2,539

$

3,906,752

$

(7,922,623

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

377,688

$

135,569

$

125,704

$

10,453

$

29,543,664

$

(15,423,050

)

 Beginning of year

(1,479,989

)

(4,408

)

1,210

(853

)

3,875,048

(37,676,653

)

 Change in unrealized appreciation (depreciation)

$

1,857,677

$

139,977

$

124,494

$

11,306

$

25,668,616

$

22,253,603

 Realized and unrealized gains (losses)

$

1,291,694

$

152,080

$

170,472

$

13,845

$

29,575,368

$

14,330,980

Increase (Decrease) in net assets from operations

$

1,221,024

$

142,265

$

165,286

$

13,070

$

28,575,478

$

13,643,190

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 AL2
 Sub-
Account

 AL3
 Sub-
Account

 AN1
 Sub-
Account

 AN2
 Sub-
Account

 AN3
 Sub-
Account

 AN4
 Sub-
Account

Income and expenses:

 Dividend income

$

98,294

$

 -

$

-

$

-

$

301,704

$

32,212

 Mortality and expense risk charges

(393,282

)

(98,327

)

(113,692

)

(28,296

)

(472,445

)

(42,362

)

 Distribution expense charges

(47,194

)

(11,799

)

(13,643

)

(3,396

)

(56,693

)

(5,083

)

 Net investment income (loss)

$

(342,182

)

$

(110,126

)

$

(127,335

)

$

(31,692

)

$

(227,434

)

$

(15,233

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(4,513,553

)

$

(1,331,706

)

$

(377,642

)

$

(270,318

)

$

(1,486,674

)

$

51,211

 Realized gain distribution

-

-

-

-

-

-

 Net realized gains (losses)

$

(4,513,553

)

$

(1,331,706

)

$

(377,642

)

$

(270,318

)

$

(1,486,674

)

$

51,211

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

(8,006,971

)

$

(577,271

)

$

480,912

$

349,964

$

6,221,720

$

1,060,062

 Beginning of year

(20,298,237

)

(4,572,686

)

(1,709,778

)

(586,902

)

(5,509,302

)

(76,366

)

 Change in unrealized appreciation (depreciation)

$

12,291,266

$

3,995,415

$

2,190,690

$

936,866

$

11,731,022

$

1,136,428

 Realized and unrealized gains (losses)

$

7,777,713

$

2,663,709

$

1,813,048

$

666,548

$

10,244,348

$

1,187,639

Increase (Decrease) in net assets from operations

$

7,435,531

$

2,553,583

$

1,685,713

$

634,856

$

10,016,914

$

1,172,406

 AN5
 Sub-
Account

 CS1
 Sub-
Account

 CS2
 Sub-
Account

 CS3
 Sub-
Account

 CS4
 Sub-
Account

 FL1
 Sub-
Account

Income and expenses:

 Dividend income

$

-

$

 -

$

2,346

$

-

$

-

$

44,262

 Mortality and expense risk charges

(10,181

)

(11,620

)

(6,407

)

(3,812

)

(14,134

)

(247,539

)

 Distribution expense charges

(1,222

)

(1,394

)

(769

)

(457

)

(1,696

)

(29,705

)

 Net investment income (loss)

$

(11,403

)

$

(13,014

)

$

(4,830

)

$

(4,269

)

$

(15,830

)

$

(232,982

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(8,226

)

$

(167,291

)

$

(113,388

)

$

(70,169

)

$

(76,816

)

$

(15,617

)

 Realized gain distribution

-

-

-

-

-

-

 Net realized gains (losses)

$

(8,226

)

$

(167,291

)

$

(113,388

)

$

(70,169

)

$

(76,816

)

$

(15,617

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

228,160

$

22,574

$

(170,289

)

$

(214,801

)

$

267,413

$

4,087,895

 Beginning of year

(83,240

)

(486,795

)

(431,091

)

(410,401

)

(257,744

)

(677,793

)

 Change in unrealized appreciation (depreciation)

$

311,400

$

509,369

$

260,802

$

195,600

$

525,157

$

4,765,688

 Realized and unrealized gains (losses)

$

303,174

$

342,078

$

147,414

$

125,431

$

448,341

$

4,750,071

Increase (Decrease) in net assets from operations

$

291,771

$

329,064

$

142,584

$

121,162

$

432,511

$

4,517,089

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 FL2
 Sub-
Account

 FL3
 Sub-
Account

 FTG
 Sub-
Account

 FTI
 Sub-
Account

 GS1
 Sub-
Account

 GS2
 Sub-
Account

Income and expenses:

 Dividend income

$

32,988

$

 40,403

$

18,238

$

20,530

$

-

$

14,598

 Mortality and expense risk charges

(92,274

)

(583,337

)

(11,610

)

(23,183

)

-

(69,545

)

 Distribution expense charges

(11,073

)

(70,000

)

(1,393

)

(2,782

)

-

(8,345

)

 Net investment income (loss)

$

(70,359

)

$

(612,934

)

$

5,235

$

(5,435

)

$

-

$

(63,292

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

145,998

$

(1,566,504

)

$

96,423

$

251,924

$

-

$

(95,122

)

 Realized gain distribution

-

-

-

-

-

215,086

 Net realized gains (losses)

$

145,998

$

(1,566,504

)

$

96,423

$

251,924

$

-

$

119,964

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

2,183,191

$

7,287,589

$

205,084

$

431,806

$

-

$

1,213,136

 Beginning of year

(285,341

)

(6,603,188

)

(429

)

(13,529

)

-

(702,682

)

 Change in unrealized appreciation (depreciation)

$

2,468,532

$

13,890,777

$

205,513

$

445,335

$

-

$

1,915,818

 Realized and unrealized gains (losses)

$

2,614,530

$

12,324,273

$

301,936

$

697,259

$

-

$

2,035,782

Increase (Decrease) in net assets from operations

$

2,544,171

$

11,711,339

$

307,171

$

691,824

$

-

$

1,972,490

 GS3
 Sub-
Account

 GS4
 Sub-
Account

 GS5
 Sub-
Account

 GS6
 Sub-
Account

 GS7
 Sub-
Account

 IV1
 Sub-
Account

Income and expenses:

 Dividend income

$

96,965

$

 71,576

$

290,080

$

-

$

7,917

$

-

 Mortality and expense risk charges

(177,868

)

(69,275

)

(88,453

)

-

(34,096

)

(24,017

)

 Distribution expense charges

(21,344

)

(8,313

)

(10,614

)

-

(4,092

)

(2,882

)

 Net investment income (loss)

$

(102,247

)

$

(6,012

)

$

191,013

$

-

$

(30,271

)

$

(26,899

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(1,575,330

)

$

(219,783

)

$

(832,788

)

$

-

$

(63,681

)

$

(310,795

)

 Realized gain distribution

-

-

-

-

-

-

 Net realized gains (losses)

$

(1,575,330

)

$

(219,783

)

$

(832,788

)

$

-

$

(63,681

)

$

(310,795

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

(460,310

)

$

(3,016

)

$

(679,323

)

$

-

$

264,392

$

388,225

 Beginning of year

(5,475,013

)

(1,344,275

)

(3,403,544

)

-

(349,980

)

(436,965

)

 Change in unrealized appreciation (depreciation)

$

5,014,703

$

1,341,259

$

2,724,221

$

-

$

614,372

$

825,190

 Realized and unrealized gains (losses)

$

3,439,373

$

1,121,476

$

1,891,433

$

-

$

550,691

$

514,395

Increase (Decrease) in net assets from operations

$

3,337,126

$

1,115,464

$

2,082,446

$

-

$

520,420

$

487,496

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 IV2
 Sub-
Account

 JP1
 Sub-
Account

 JP2
 Sub-
Account

 JP3
 Sub-
Account

 LA1
 Sub-
Account

 LA2
 Sub-
Account

Income and expenses:

 Dividend income

$

-

$

 83,399

$

35,269

$

-

$

987,621

$

363,593

 Mortality and expense risk charges

(28,670

)

(144,909

)

(54,143

)

(61,882

)

(1,804,534

)

(773,072

)

 Distribution expense charges

(3,440

)

(17,389

)

(6,497

)

(7,426

)

(216,544

)

(92,769

)

 Net investment income (loss)

$

(32,110

)

$

(78,899

)

$

(25,371

)

$

(69,308

)

$

(1,033,457

)

$

(502,248

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(42,925

)

$

(1,181,612

)

$

(714,000

)

$

(211,153

)

$

(2,852,988

)

$

(231,241

)

 Realized gain distribution

-

-

-

-

-

751,697

 Net realized gains (losses)

$

(42,925

)

$

(1,181,612

)

$

(714,000

)

$

(211,153

)

$

(2,852,988

)

$

520,456

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

295,015

$

(2,120,742

)

$

(290,752

)

$

188,895

$

17,412,983

$

10,607,019

 Beginning of year

(325,724

)

(5,959,221

)

(2,163,625

)

(1,494,328

)

(22,612,580

)

(3,059,257

)

 Change in unrealized appreciation (depreciation)

$

620,739

$

3,838,479

$

1,872,873

$

1,683,223

$

40,025,563

$

13,666,276

 Realized and unrealized gains (losses)

$

577,814

$

2,656,867

$

1,158,873

$

1,472,070

$

37,172,575

$

14,186,732

Increase (Decrease) in net assets from operations

$

545,704

$

2,577,968

$

1,133,502

$

1,402,762

$

36,139,118

$

13,684,484

 LA3
 Sub-
Account

 CAS
 Sub-
Account

 EGS
 Sub-
Account

 GSS
 Sub-
Account

 HYS
 Sub-
Account

 M1A
 Sub-
Account

Income and expenses:

 Dividend income

$

28,332

$

-

$

-

$

3,147,196

$

2,396,967

$

-

 Mortality and expense risk charges

(16,863

)

(165,282

)

(321,604

)

(894,889

)

(342,290

)

(381,648

)

 Distribution expense charges

(2,024

)

(19,834

)

(38,593

)

(107,387

)

(41,075

)

(45,798

)

 Net investment income (loss)

$

9,445

$

(185,116

)

$

(360,197

)

$

2,144,920

$

2,013,602

$

(427,446

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

4,579

$

(4,035,247

)

$

(7,153,290

)

$

855,072

$

(447,202

)

$

(435,944

)

 Realized gain distribution

-

-

-

611,155

-

-

 Net realized gains (losses)

$

4,579

$

(4,035,247

)

$

(7,153,290

)

$

1,466,227

$

(447,202

)

$

(435,944

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

321,831

$

(3,515,695

)

$

(4,974,831

)

$

(224,690

)

$

2,248,658

$

6,813,438

 Beginning of year

(140,098

)

(10,743,997

)

(18,852,055

)

3,007,420

(991,450

)

(1,824,619

)

 Change in unrealized appreciation (depreciation)

$

461,929

$

7,228,302

$

13,877,224

$

(3,232,110

)

$

3,240,108

$

8,638,057

 Realized and unrealized gains (losses)

$

466,508

$

3,193,055

$

6,723,934

$

(1,765,883

)

$

2,792,906

$

8,202,113

Increase (Decrease) in net assets from operations

$

475,953

$

3,007,939

$

6,363,737

$

379,037

$

4,806,508

$

7,774,667

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 MIB
 Sub-
Account

 MFC
 Sub-
Account

 MFD
 Sub-
Account

 MFE
 Sub-
Account

 MFF
 Sub-
Account

 MFJ
 Sub-
Account

Income and expenses:

 Dividend income

$

-

$

1,271,212

$

-

$

119,726

$

-

$

1,147,077

 Mortality and expense risk charges

(126,431

)

(196,372

)

(18,481

)

(64,347

)

(24,631

)

(586,384

)

 Distribution expense charges

(15,172

)

(23,565

)

(2,218

)

(7,722

)

(2,956

)

(70,366

)

 Net investment income (loss)

$

(141,603

)

$

1,051,275

$

(20,699

)

$

47,657

$

(27,587

)

$

490,327

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(273,407

)

$

220,672

$

(33,924

)

$

(208,528

)

$

(13,231

)

$

(554,135

)

 Realized gain distribution

-

-

-

-

-

-

 Net realized gains (losses)

$

(273,407

)

$

220,672

$

(33,924

)

$

(208,528

)

$

(13,231

)

$

(554,135

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

296,395

$

1,675,082

$

59,339

$

1,051,636

$

176,409

$

4,271,340

 Beginning of year

(1,880,821

)

376,780

(322,012

)

(585,361

)

(330,670

)

(2,159,864

)

 Change in unrealized appreciation (depreciation)

$

2,177,216

$

1,298,302

$

381,351

$

1,636,997

$

507,079

$

6,431,204

 Realized and unrealized gains (losses)

$

1,903,809

$

1,518,974

$

347,427

$

1,428,469

$

493,848

$

5,877,069

Increase (Decrease) in net assets from operations

$

1,762,206

$

2,570,249

$

326,728

$

1,476,126

$

466,261

$

6,367,396

 MFK
 Sub-
Account

 MFL
 Sub-
Account

 MIS
 Sub-
Account

 MIT
 Sub-
Account

 MMS
 Sub-
Account

 NWD
 Sub-
Account

Income and expenses:

 Dividend income

$

1,797,877

$

 49,910

$

-

$

282,430

$

30,085

$

-

 Mortality and expense risk charges

(551,456

)

(72,851

)

(399,052

)

(323,686

)

(58,574

)

(443,798

)

 Distribution expense charges

(66,175

)

(8,742

)

(47,886

)

(38,842

)

(7,029

)

(53,256

)

 Net investment income (loss)

$

1,180,246

$

(31,683

)

$

(446,938

)

$

(80,098

)

$

(35,518

)

$

(497,054

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

264,534

$

(131,603

)

$

(7,429,634

)

$

(2,032,906

)

$

-

$

(3,313,601

)

 Realized gain distribution

360,028

-

-

-

-

-

 Net realized gains (losses)

$

624,562

$

(131,603

)

$

(7,429,634

)

$

(2,032,906

)

$

-

$

(3,313,601

)

 Net unrealized appreciation (depreciation) on
investments:

 End of year

$

(642,025

)

$

291,460

$

(6,996,387

)

$

(4,105,454

)

$

-

$

6,624,324

 Beginning of year

1,088,833

(927,044

)

(20,762,571

)

(11,034,387

)

-

(7,227,845

)

 Change in unrealized appreciation (depreciation)

$

(1,730,858

)

$

1,218,504

$

13,766,184

$

6,928,933

$

-

$

13,852,169

 Realized and unrealized gains (losses)

$

(1,106,296

)

$

1,086,901

$

6,336,550

$

4,896,027

$

-

$

10,538,568

Increase (Decrease) in net assets from operations

$

73,950

$

1,055,218

$

5,889,612

$

4,815,929

$

(35,518

)

$

10,041,514

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 TRS
 Sub-
Account

 UTS
 Sub-
Account

 OP1
 Sub-
Account

 OP2
 Sub-
Account

 OP3
 Sub-
Account

 OP4
 Sub-
Account

Income and expenses:

 Dividend income

$

1,611,418

$

797,263

$

78,511

$

-

$

1,975

$

34,470

 Mortality and expense risk charges

(639,341

)

(321,809

)

(69,555

)

(109,175

)

(44,612

)

(22,913

)

 Distribution expense charges

(76,721

)

(38,617

)

(8,347

)

(13,101

)

(5,353

)

(2,750

)

 Net investment income (loss)

$

895,356

$

436,837

$

609

$

(122,276

)

$

(47,990

)

$

8,807

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(1,636,566

)

$

(5,721,475

)

$

(231,485

)

$

(109,029

)

$

(285,573

)

$

(36,498

)

 Realized gain distributions

-

-

-

1,019,202

-

-

 Net realized gains (losses)

$

(1,636,566

)

$

(5,721,475

)

$

(231,485

)

$

910,173

$

(285,573

)

$

(36,498

)

 Net unrealized appreciation (depreciation) on investments:

 End of year

$

3,141,663

$

(3,348,840

)

$

(212,376

)

$

679,588

$

302,537

$

(21,771

)

 Beginning of year

(4,753,421

)

(16,119,142

)

(1,761,074

)

(780,433

)

(1,239,205

)

(374,096

)

 Change in unrealized appreciation (depreciation)

$

7,895,084

$

12,770,302

$

1,548,698

$

1,460,021

$

1,541,742

$

352,325

 Realized and unrealized gains (losses)

$

6,258,518

$

7,048,827

$

1,317,213

$

2,370,194

$

1,256,169

$

315,827

Increase (Decrease) in net assets from operations

$

7,153,874

$

7,485,664

$

1,317,822

$

2,247,918

$

1,208,179

$

324,634

 PHY
 Sub-
Account

 PMB
Sub-
Account

 PRR
Sub-
Account

 PTR
 Sub-
Account

 RX1
 Sub-
Account

 RX2
 Sub-
Account

Income and expenses:

 Dividend income

$

3,297,511

$

2,062,285

$

279,443

$

1,875,136

$

-

$

-

 Mortality and expense risk charges

(629,871

)

(577,267

)

(152,427

)

(932,265

)

(15,923

)

(32,830

)

 Distribution expense charges

(75,585

)

(69,272

)

(18,291

)

(111,872

)

(1,911

)

(3,940

)

 Net investment income (loss)

$

2,592,055

$

1,415,746

$

108,725

$

830,999

$

(17,834

)

$

(36,770

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

1,693,442

$

3,942,454

$

114,739

$

469,468

$

140,785

$

89,152

 Realized gain distributions

-

4,724,331

307,284

637,375

-

-

 Net realized gains (losses)

$

1,693,442

$

8,666,785

$

422,023

$

1,106,843

$

140,785

$

89,152

 Net unrealized appreciation (depreciation) on investments:

 End of year

$

6,075,798

$

3,118,728

$

175,279

$

334,849

$

250,682

$

645,947

 Beginning of year

1,869,376

2,819,791

39,115

343,769

(50,068

)

(129,573

)

 Change in unrealized appreciation (depreciation)

$

4,206,422

$

298,937

$

136,164

$

(8,920

)

$

300,750

$

775,520

 Realized and unrealized gains (losses)

$

5,899,864

$

8,965,722

$

558,187

$

1,097,923

$

441,535

$

864,672

Increase (Decrease) in net assets from operations

$

8,491,919

$

10,381,468

$

666,912

$

1,928,922

$

423,701

$

827,902

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 SB1
 Sub-
Account

 SB2
 Sub-
Account

 SB3
 Sub-
Account

 SB4
 Sub-
Account

 SC1
 Sub-
Account

 SC2
 Sub-
Account

Income and expenses:

 Dividend income

$

1,561

$

 6,771

$

167,574

$

51,072

$

705,142

$

3,250,275

 Mortality and expense risk charges

(7,516

)

(5,847

)

(41,196

)

(35,813

)

(1,653,925

)

(825,122

)

 Distribution expense charges

(902

)

(702

)

(4,944

)

(4,298

)

(198,471

)

(99,015

)

 Net investment income (loss)

$

(6,857

)

$

222

$

121,434

$

10,961

$

(1,147,254

)

$

2,326,138

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(36,039

)

$

(15,075

)

$

89,311

$

(56,029

)

$

-

$

486,248

 Realized gain distributions

-

-

70,218

38,956

-

-

 Net realized gains (losses)

$

(36,039

)

$

(15,075

)

$

159,529

$

(17,073

)

$

-

$

486,248

 Net unrealized appreciation (depreciation) on investments:

 End of year

$

59,845

$

8,233

$

174,123

$

146,531

$

-

$

2,447,468

 Beginning of year

(173,120

)

(137,143

)

90,148

(264,646

)

-

540,289

 Change in unrealized appreciation (depreciation)

$

232,965

$

145,376

$

83,975

$

411,177

$

-

$

1,907,179

 Realized and unrealized gains (losses)

$

196,926

$

130,301

$

243,504

$

394,104

$

-

$

2,393,427

Increase (Decrease) in net assets from operations

$

190,069

$

130,523

$

364,938

$

405,065

$

(1,147,254

)

$

4,719,565

 SC3
 Sub-
Account

 SC4
Sub-
Account

 SC5
Sub-
Account

 SC6
 Sub-
Account

 SC7
 Sub-
Account

 SC8
 Sub-
Account

Income and expenses:

 Dividend income

$

-

$

 23,852

$

-

$

29,447

$

207,378

$

25,715

 Mortality and expense risk charges

(653,548

)

(85,736

)

(804,335

)

(48,549

)

(467,980

)

(77,206

)

 Distribution expense charges

(78,426

)

(10,288

)

(96,520

)

(5,826

)

(56,158

)

(9,265

)

 Net investment income (loss)

$

(731,974

)

$

(72,172

)

$

(900,855

)

$

(24,928

)

$

(316,760

)

$

(60,756

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

141,200

$

(347,783

)

$

115,723

$

(304,107

)

$

(695,643

)

$

(365,571

)

 Realized gain distributions

-

-

-

-

-

-

 Net realized gains (losses)

$

141,200

$

(347,783

)

$

115,723

$

(304,107

)

$

(695,643

)

$

(365,571

)

 Net unrealized appreciation (depreciation) on investments:

 End of year

$

11,415,878

$

503,902

$

13,482,501

$

217,072

$

5,593,155

$

1,076,873

 Beginning of year

(3,536,547

)

(1,593,405

)

(5,357,898

)

(1,020,385

)

(4,792,321

)

(908,747

)

 Change in unrealized appreciation (depreciation)

$

14,952,425

$

2,097,307

$

18,840,399

$

1,237,457

$

10,385,476

$

1,985,620

 Realized and unrealized gains (losses)

$

15,093,625

$

1,749,524

$

18,956,122

$

933,350

$

9,689,833

$

1,620,049

Increase (Decrease) in net assets from operations

$

14,361,651

$

1,677,352

$

18,055,267

$

908,422

$

9,373,073

$

1,559,293

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

 SC9
 Sub-
Account

 SCA
 Sub-
Account

 SCB
 Sub-
Account

 SCC
 Sub-
Account

 SCD
 Sub-
Account

 SCE
 Sub-
Account

Income and expenses:

 Dividend income

$

31,874

$

881,154

$

32,696

$

22,473

$

-

$

-

 Mortality and expense risk charges

(47,330

)

(181,917

)

(741,028

)

(35,546

)

-

-

 Distribution expense charges

(5,680

)

(21,830

)

(88,923

)

(4,266

)

-

-

 Net investment income (loss)

$

(21,136

)

$

677,407

$

(797,255

)

$

(17,339

)

$

-

$

-

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

(352,041

)

$

302,174

$

(1,099,020

)

$

(162,631

)

$

1

$

-

 Realized gain distributions

-

-

-

-

-

-

 Net realized gains (losses)

$

(352,041

)

$

302,174

$

(1,099,020

)

$

(162,631

)

$

1

$

-

 Net unrealized appreciation (depreciation) on investments:

 End of year

$

279,442

$

2,938,391

$

17,927,912

$

321,287

$

-

$

(5

)

 Beginning of year

(1,063,997

)

131,439

(3,693,979

)

(523,302

)

-

(5

)

 Change in unrealized appreciation (depreciation)

$

1,343,439

$

2,806,952

$

21,621,891

$

844,589

$

-

$

-

 Realized and unrealized gains (losses)

$

991,398

$

3,109,126

$

20,522,871

$

681,958

$

1

$

-

Increase (Decrease) in net assets from operations

$

970,262

$

3,786,533

$

19,725,616

$

664,619

$

1

$

-

 SCF
 Sub-
Account

 SCG
Sub-
Account

 SCH
Sub-
Account

 SCI
 Sub-
Account

 SCJ
 Sub-
Account

 SCK
 Sub-
Account

Income and expenses:

 Dividend income

$

-

$

-

$

4,608

$

-

$

34

$

27,438

 Mortality and expense risk charges

-

-

(71,136

)

(47,586

)

(91,011

)

(63,994

)

 Distribution expense charges

-

-

(8,536

)

(5,710

)

(10,921

)

(7,679

)

 Net investment income (loss)

$

-

$

-

$

(75,064

)

$

(53,296

)

$

(101,898

)

$

(44,235

)

Realized and unrealized gains (losses):

 Realized gains (losses) on investment transactions:

 Realized gains (losses) on sale of fund shares

$

-

$

(1

)

$

(47,485

)

$

(222,771

)

$

(225,369

)

$

(180,609

)

 Realized gain distributions

-

-

-

-

-

-

 Net realized gains (losses)

$

-

$

(1

)

$

(47,485

)

$

(222,771

)

$

(225,369

)

$

(180,609

)

 Net unrealized appreciation (depreciation) on investments:

 End of year

$

(2

)

$

(4

)

$

1,362,090

$

449,066

$

1,599,566

$

1,100,632

 Beginning of year

(2

)

(4

)

(352,365

)

(638,304

)

(419,656

)

(246,575

)

 Change in unrealized appreciation (depreciation)

$

-

$

-

$

1,714,455

$

1,087,370

$

2,019,222

$

1,347,207

 Realized and unrealized gains (losses)

$

-

$

(1

)

$

1,666,970

$

864,599

$

1,793,853

$

1,166,598

Increase (Decrease) in net assets from operations

$

-

$

(1

)

$

1,591,906

$

811,303

$

1,691,955

$

1,122,363

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued

	SCL Sub- Account	SCM Sub- Account
Income and expenses:
Dividend income	$-	$15,028
Mortality and expense risk charges	(34,756)	(8,856)
Distribution expense charges	(4,171)	(1,063)
Net investment income (loss)	$(38,927)	$5,109

Realized and unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$98,217	$28,296
Realized gain distributions	-	-
Net realized gains (losses)	$98,217	$28,296

Net unrealized appreciation (depreciation) on investments:
End of year	$795,927	$277,591
Beginning of year	(2,739)	4,217
Change in unrealized appreciation (depreciation)	$798,666	$273,374

Realized and unrealized gains (losses)	$896,883	$301,670
Increase (Decrease) in net assets from operations	$857,956	$306,779

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets
	AG2 Sub-Account		AG3 Sub-Account		AI1 Sub-Account		AI2 Sub-Account		AI3 Sub-Account
	Year Ended December 31, 2003	Period Ended December 31, 2002 ( c)	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(6,749)	$(153)	$(1,290)	$(219)	$(412,130)	$(511,835)	$(491,116)	$(553,958)	$(163,429)	$(529,915)
Net realized gains (losses)	9,107	(22)	2,342	(61)	(4,858,744)	(14,113,204)	(8,006,836)	(20,257,517)	(5,262,268)	(10,251,685)
Net unrealized gains (losses)	102,079	(3,711)	64,410	(2,956)	12,158,855	3,832,400	17,075,845	4,846,312	12,689,643	1,947,679
Increase (Decrease) in net assets from operations	$104,437	$(3,886)	$65,462	$(3,236)	$6,887,981	$(10,792,639)	$8,577,893	$(15,965,163)	$7,263,946	$(8,833,921)

Participant transactions:
Accumulation activity:
Purchase payments received	$391,380	$73,547	$247,301	$87,744	$321,705	$1,480,808	$357,304	$1,101,903	$696,349	$1,540,760
Net transfers between Sub-Accounts and Fixed Account	23,501	3,264	41,916	19,380	779,509	(5,476,534)	(2,986,403)	15,360,551	(2,429,952)	(7,148,123)
Withdrawals, surrenders, annuitizations and contract charges	(47,086)	-	(37,994)	-	(2,277,945)	(3,179,164)	(3,264,535)	(3,890,351)	(3,524,764)	(4,893,248)
Net accumulation activity	$367,795	$76,811	$251,223	$107,124	$(1,176,731)	$(7,174,890)	$(5,893,634)	$12,572,103	$(5,258,367)	$(10,500,611)

Annuitization activity:
Annuitizations	$14,185	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(205)	-	-	-	(3,904)	(3,407)	(12,023)	(12,320)	(13,431)	(14,096)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	158	-	-	-	(4,323)	(265)	(2,430)	(2,287)	(1,591)	(6,222)
Net annuitization activity	$14,138	$-	$-	$-	$(8,227)	$(3,672)	$(14,453)	$(14,607)	$(15,022)	$(20,318)
Increase (Decrease) in net assets from participant transactions	$381,933	$76,811	$251,223	$107,124	$(1,184,958)	$(7,178,562)	$(5,908,087)	$12,557,496	$(5,273,389)	$(10,520,929)

Increase (Decrease) in net assets	$486,370	$72,925	$316,685	$103,888	$5,703,023	$(17,971,201)	$2,669,806	$(3,407,667)	$1,990,557	$(19,354,850)

Net assets:
Beginning of year	$72,925	$-	$103,888	$-	$26,516,524	$44,487,725	$34,096,185	$37,503,852	$36,108,743	$55,463,593
End of year	$559,295	$72,925	$420,573	$103,888	$32,219,547	$26,516,524	$36,765,991	$34,096,185	$38,099,300	$36,108,743

Unit Transactions:
Beginning of year	9,933	-	11,314	-	4,517,822	5,563,655	8,105,745	5,978,099	5,737,435	7,175,804
Purchased	38,904	9,490	26,137	9,205	50,859	265,268	76,771	250,799	104,234	246,481
Transferred between Sub-Accounts and Fixed Accumulation Account	2,722	443	3,893	2,109	115,904	(840,386)	(660,546)	2,619,909	(360,030)	(1,016,349)
Withdrawn, surrendered and annuitized	(3,887)	-	(3,553)	-	(334,864)	(470,715)	(666,290)	(743,062)	(504,313)	(668,501)
End of year	47,672	9,933	37,791	11,314	4,349,721	4,517,822	6,855,680	8,105,745	4,977,326	5,737,435

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	A14 Sub-Account		A15 Sub-Account		A17 Sub-Account		A18 Sub-Account		A19 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Period Ended December 31, 2002 (a)	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)
Operations:
Net investment income (loss)	$(231,751)	$(544,292)	$(70,670)	$(57,017)	$(9,815)	$(275)	$(5,186)	$(1,397)	$(775)	$(30)
Net realized gains (losses)	(1,813,568)	(20,227,544)	(565,983)	(535,310)	12,103	(23)	45,978	(50,508)	2,539	(1,933)
Net unrealized gains (losses)	8,590,545	10,306,232	1,857,677	(1,443,113)	139,977	(4,408)	124,494	1,210	11,306	(853)
Increase (Decrease) in net assets from operations	$6,545,226	$(10,465,604)	$1,221,024	$(2,035,440)	$142,265	$(4,706)	$165,286	$(50,695)	$13,070	$(2,816)

Participant transactions:
Accumulation activity:
Purchase payments received	$278,357	$7,896,162	$500,244	$2,090,995	$427,968	$92,294	$309,633	$243,236	$120,747	$39,562
Net transfers between Sub-Accounts and Fixed Account	409,076	(20,609,157)	(134,300)	1,777,256	169,018	29,963	209,284	(145,744)	5,288	(18,728)
Withdrawals, surrenders, annuitizations and contract charges	(2,958,987)	(5,509,207)	(339,530)	(425,226)	(56,519)	-	(7,114)	(12,402)	(29,107)	-
Net accumulation activity	$(2,271,554)	$(18,222,202)	$26,414	$3,443,025	$540,467	$122,257	$511,803	$85,090	$96,928	$20,834

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$16,705	$-	$-	$-	$-	$-
Annuity payments and contract charges	(9,816)	(19,695)	-	-	(242)	-	-	-	-	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(1,912)	(738)	-	-	186	-	-	-	-	-
Net annuitization activity	$(11,728)	$(20,433)	$-	$-	$16,649	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant transactions	$(2,283,282)	$(18,242,635)	$26,414	$3,443,025	$557,116	$122,257	$511,803	$85,090	$96,928	$20,834

Increase (Decrease) in net assets	$4,261,944	$(28,708,239)	$1,247,438	$1,407,585	$699,381	$117,551	$677,089	$34,395	$109,998	$18,018

Net assets:
Beginning of year	$25,474,957	$54,183,196	$5,011,133	$3,603,548	$117,551	$-	$34,395	$-	$18,018	$-
End of year	$29,736,901	$25,474,957	$6,258,571	$5,011,133	$816,932	$117,551	$711,484	$34,395	$128,016	$18,018

Unit Transactions:
Beginning of year	4,224,313	7,454,026	824,629	407,446	14,094	-	4,093	-	2,289	-
Purchased	42,228	1,340,486	78,391	261,724	44,031	10,463	33,768	25,480	11,126	4,554
Transferred between Sub-Accounts and Fixed Accumulation Account	121,876	(3,671,369)	(15,919)	216,206	18,787	3,631	23,639	(19,972)	433	(2,265)
Withdrawn, surrendered and annuitized	(477,418)	(898,830)	(51,016)	(60,747)	(4,750)	-	(704)	(1,415)	(2,496)	-
End of year	3,910,999	4,224,313	836,085	824,629	72,162	14,094	60,796	4,093	11,352	2,289

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SGI Sub-Account		AL1 Sub-Account		AL2 Sub-Account		AL3 Sub-Account		AN1 Sub-Account
	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(999,890)	$(27,101)	$(687,790)	$(924,488)	$(342,182)	$(349,389)	$(110,126)	$(146,422)	$(127,335)	$(91,377)
Net realized gains (losses)	3,906,752	720,388	(7,922,623)	(20,570,282)	(4,513,553)	(11,535,235)	(1,331,706)	(3,099,156)	(377,642)	(577,551)
Net unrealized gains (losses)	25,668,616	3,875,048	22,253,603	(6,932,849)	12,291,266	(6,340,513)	3,995,415	(209,297)	2,190,690	(1,765,914)
Increase (Decrease) in net assets from operations	$28,575,478	$4,568,335	$13,643,190	$(28,427,619)	$7,435,531	$(18,225,137)	$2,553,583	$(3,454,875)	$1,685,713	$(2,434,842)

Participant transactions:
Accumulation activity:
Purchase payments received	$14,650,063	$1,927,941	$146,171	$2,325,030	$268,911	$1,791,595	$77,023	$511,861	$624,935	$2,532,582
Net transfers between Sub-Accounts and Fixed Account	17,039,107	38,786,983	(4,014,291)	(10,058,224)	(3,321,959)	(8,023,993)	(998,517)	(1,619,998)	4,020,745	1,428,205
Withdrawals, surrenders, annuitizations and contract charges	(4,453,920)	(756,462)	(4,185,300)	(5,697,963)	(2,611,651)	(3,956,094)	(801,537)	(1,044,710)	(531,630)	(469,118)
Net accumulation activity	$27,235,250	$39,958,462	$(8,053,420)	$(13,431,157)	$(5,664,699)	$(10,188,492)	$(1,723,031)	$(2,152,847)	$4,114,050	$3,491,669

Annuitization activity:
Annuitizations	$64,086	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,481)	-	(11,109)	(12,553)	(38,533)	(37,187)	(3,979)	(3,828)	-	-
Annuity transfers	-	-	-	-	-	-	-		-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(139)	-	2,613	(7,945)	(5,819)	(666)	(892)	(304)	-	-
Net annuitization activity	$60,466	$-	$(8,496)	$(20,498)	$(44,352)	$(37,853)	$(4,871)	$(4,132)	$-	$-
Increase (Decrease) in net assets from participant transactions	$27,295,716	$39,958,462	$(8,061,916)	$(13,451,655)	$(5,709,051)	$(10,226,345)	$(1,727,902)	$(2,156,979)	$4,114,050	$3,491,669

Increase (Decrease) in net assets	$55,871,194	$44,526,797	$5,581,274	$(41,879,274)	$1,726,480	$(28,451,482)	$825,681	$(5,611,854)	$5,799,763	$1,056,827

Net assets:
Beginning of year	$44,526,797	$-	$45,485,920	$87,365,194	$30,858,383	$59,309,865	$7,351,571	$12,963,425	$6,201,326	$5,144,499
End of year	$100,397,991	$44,526,797	$51,067,194	$45,485,920	$32,584,863	$30,858,383	$8,177,252	$7,351,571	$12,001,089	$6,201,326

Unit Transactions:
Beginning of year	3,996,990	-	8,205,394	10,169,607	4,500,052	5,785,259	1,566,452	1,962,751	1,052,237	601,780
Purchased	1,114,653	181,350	24,896	325,620	34,283	228,461	15,959	97,034	75,099	327,968
Transferred between Sub-Accounts and Fixed Accumulation Account	1,324,432	3,887,316	(630,934)	(1,536,153)	(468,230)	(1,047,586)	(190,868)	(299,952)	570,942	191,456
Withdrawn, surrendered and annuitized	(348,526)	(71,676)	(631,470)	(753,680)	(332,295)	(466,082)	(147,786)	(193,381)	(80,956)	(68,967)
End of year	6,087,549	3,996,990	6,967,886	8,205,394	3,733,810	4,500,052	1,243,757	1,566,452	1,617,322	1,052,237

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AN2 Sub-Account		AN3 Sub-Account		AN4 Sub-Account		AN5 Sub-Account		CS1 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(31,692)	$(21,467)	$(227,434)	$(222,736)	$(15,233)	$9,639	$(11,403)	$(17,424)	$(13,014)	$(14,427)
Net realized gains (losses)	(270,318)	(229,950)	(1,486,674)	(1,006,201)	51,211	(94,121)	(8,226)	(714,116)	(167,291)	(233,550)
Net unrealized gains (losses)	936,866	(603,762)	11,731,022	(5,851,533)	1,136,428	(83,575)	311,400	142,988	509,369	102,634)
Increase (Decrease) in net assets from operations	$634,856	$(855,179)	$10,016,914	$(7,080,470)	$1,172,406	$(168,057)	$291,771	$(588,552)	$329,064	$(145,343)

Participant transactions:
Accumulation activity:
Purchase payments received	$162,477	$522,019	$3,017,537	$9,850,663	$560,559	$959,069	$46,365	$374,627	$(670)	$4,473
Net transfers between Sub-Accounts and Fixed Account	766,839	624,738	7,920,314	10,333,115	736,746	1,320,812	376,580	(1,196,418)	(109,453)	(80,111)
Withdrawals, surrenders, annuitizations and contract charges	(186,647)	(120,596)	(2,427,209)	(1,241,270)	(714,068)	(75,087)	(89,105)	(56,345)	(147,856)	(109,796)
Net accumulation activity	$742,669	$1,026,161	$8,510,642	$18,942,508	$583,237	$2,204,794	$333,840	$(878,136)	$(257,979)	$(185,434)

Annuitization activity:
Annuitizations	$-	$-	$6,863	$-	$-	$199	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(1,305)	(1,473)	(3,703)	(40)	-	-	(1,534)	(1,595)
Annuity transfers	-	-	-	-	-		-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	(7,745)	3,505	(5,232)	5,077	-	-	(541)	(559)
Net annuitization activity	$-	$-	$(2,187)	$2,032	$(8,935)	$5,236	$-	$-	$(2,075)	$(2,154)
Increase (Decrease) in net assets from participant transactions	$742,669	$1,026,161	$8,508,455	$18,944,540	$574,302	$2,210,030	$333,840	$(878,136)	$(260,054)	$(187,588)

Increase (Decrease) in net assets	$1,377,525	$170,982	$18,525,369	$11,864,070	$1,746,708	$2,041,973	$625,611	$(1,466,688)	$69,010	$(332,931)

Net assets:
Beginning of year	$1,440,238	$1,269,256	$27,536,338	$15,672,268	$2,363,754	$321,781	$483,853	$1,950,541	$975,201	$1,308,132
End of year	$2,817,763	$1,440,238	$46,061,707	$27,536,338	$4,110,462	$2,363,754	$1,109,464	$483,853	$1,044,211	$975,201

Unit Transactions:
Beginning of year	304,747	157,358	3,865,669	1,689,129	287,342	37,676	75,132	207,369	107,756	124,190
Purchased	19,686	72,865	332,204	1,138,886	64,447	110,383	4,585	43,930	-	621
Transferred between Sub-Accounts and Fixed Accumulation Account	104,457	97,030	973,862	1,204,818	89,367	148,078	47,267	(169,625)	(12,060)	(6,687)
Withdrawn, surrendered and annuitized	(32,749)	(22,506)	(293,941)	(167,164)	(89,553)	(8,795)	(10,184)	(6,542)	(13,474)	(10,368)
End of year	396,141	304,747	4,877,794	3,865,669	351,603	287,342	116,800	75,132	82,222	107,756

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	CS2 Sub-Account		CS3 Sub-Account		CS4 Sub-Account		FL1 Sub-Account		FL2 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(4,830)	$(9,689)	$(4,269)	$(5,573)	$(15,830)	$(24,059)	$(232,982)	$(81,643)	$(70,359)	$(185,936)
Net realized gains (losses)	(113,388)	(327,627)	(70,169)	(168,636)	(76,816)	(665,130)	(15,617)	(181,390)	145,998	(9,388,850)
Net unrealized gains (losses)	260,802	182,063	195,600	2,734	525,157	(165,721)	4,765,688	(745,740)	2,468,532	(372,777)
Increase (Decrease) in net assets from operations	$142,584	$(155,253)	$121,162	$(171,475)	$432,511	$(854,910)	$4,517,089	$(1,008,773)	$2,544,171	$(9,947,563)

Participant transactions:
Accumulation activity:
Purchase payments received	$10,046	$(1,051)	$4,049	$(546)	$1,414	$927	$4,397,632	$4,000,417	$1,289,713	$8,296,726
Net transfers between Sub-Accounts and Fixed Account	(57,213)	(147,356)	(1,439)	(89,696)	(106,384)	(881,464)	4,563,666	6,567,291	351,226	(14,899,613)
Withdrawals, surrenders, annuitizations and contract charges	(32,300)	(71,202)	(20,861)	(33,915)	(70,291)	(171,472)	(1,099,803)	(394,022)	(1,214,595)	(1,628,489)
Net accumulation activity	$(79,467)	$(219,609)	$(18,251)	$(124,157)	$(175,261)	$(1,052,009)	$7,861,495	$10,173,686	$426,344	$(8,231,376)

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(97)	(108)	(780)	(891)	(179)	(190)	(1,388)	(764)	-	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(20)	(4)	(810)	347	(111)	28	(28,432)	27,668	-	-
Net annuitization activity	$(117)	$(112)	$(1,590)	$(544)	$(290)	$(162)	$(29,820)	$26,904	$-	$-
Increase (Decrease) in net assets from participant transactions	$(79,584)	$(219,721)	$(19,841)	$(124,701)	$(175,551)	$(1,052,171)	$7,831,675	$10,200,590	$426,344	$(8,231,376)

Increase (Decrease) in net assets	$63,000	$(374,974)	$101,321	$(296,176)	$256,960	$(1,907,081)	$12,348,764	$9,191,817	$2,970,515	$(18,178,939)

Net assets:
Beginning of year	$508,636	$883,610	$280,672	$576,848	$1,045,016	$2,952,097	$12,043,799	$2,851,982	$5,872,825	$24,051,764
End of year	$571,636	$508,636	$381,993	$280,672	$1,301,976	$1,045,016	$24,392,563	$12,043,799	$8,843,340	$5,872,825

Unit Transactions:
Beginning of year	76,619	104,918	43,870	58,715	139,231	252,504	1,422,859	301,559	923,348	2,991,637
Purchased	1,415	5	725	240	415	407	437,418	438,471	125,097	1,068,915
Transferred between Sub-Accounts and Fixed Accumulation Account	(8,066)	(19,556)	(217)	(11,179)	(13,873)	(93,148)	491,083	728,340	119,781	(2,912,712)
Withdrawn, surrendered and annuitized	(4,556)	(8,748)	(3,307)	(3,906)	(7,916)	(20,532)	(121,350)	(45,511)	(192,274)	(224,492)
End of year	65,412	76,619	41,071	43,870	117,857	139,231	2,230,010	1,422,859	975,952	923,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FL3 Sub-Account		FTG Sub-Account		FTI Sub-Account		GS1 Sub-Account		GS2 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(612,934)	$(499,849)	$5,235	$(22)	$(5,435)	$(923)	$-	$(100,417)	$(63,292)	$(76,330)
Net realized gains (losses)	(1,566,504)	(9,566,138)	96,423	19	251,924	102	-	(11,680,900)	119,964	(31,644)
Net unrealized gains (losses)	13,890,777	(6,707,548)	205,513	(429)	445,335	(13,529)	-	9,594,975	1,915,818	(1,018,406)
Increase (Decrease) in net assets from operations	$11,711,339	$(16,773,535)	$307,171	$(432)	$691,824	$(14,350)	$-	$(2,186,342)	$1,972,490	$(1,126,380)

Participant transactions:
Accumulation activity:
Purchase payments received	$7,951,532	$10,759,901	$519,683	$5,184	$1,978,234	$84,362	$-	$887,449	$79,608	$19,651
Net transfers between Sub-Accounts and Fixed Account	11,174,410	6,040,715	603,949	20,183	51,723	506,476	-	(19,807,927)	1,014,747	(549,908)
Withdrawals, surrenders, annuitizations and contract charges	(2,629,226)	(2,337,019)	(76,639)	(267)	(453,050)	(4,463)	-	(463,910)	(460,644)	(1,124,905)
Net accumulation activity	$16,496,716	$14,463,597	$1,046,993	$25,100	$1,576,907	$586,375	$-	$(19,384,388)	$633,711	$(1,655,162)

Annuitization activity:
Annuitizations	$34,669	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,480)	-	-	-	-	-	-	(3,048)	(1,316)	(3,079)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(356)	101	-	-	-	-	-	3,399	(1,909)	2,904
Net annuitization activity	$30,833	$101	$-	$-	$-	$-	$-	$351	$(3,225)	$(175)
Increase (Decrease) in net assets from participant transactions	$16,527,549	$14,463,698	$1,046,993	$25,100	$1,576,907	$586,375	$-	$(19,384,037)	$630,486	$(1,655,337)

Increase (Decrease) in net assets	$28,238,888	$(2,309,837)	$1,354,164	$24,668	$2,268,731	$572,025	$-	$(21,570,379)	$2,602,976	$(2,781,717)

Net assets:
Beginning of year	$30,420,886	$32,730,723	$24,668	$-	$572,025	$-	$-	$21,570,379	$4,909,310	$7,691,027
End of year	$58,659,774	$30,420,886	$1,378,832	$24,668	$2,840,756	$572,025	$-	$-	$7,512,286	$4,909,310

Unit Transactions:
Beginning of year	5,065,258	3,773,079	2,357	-	54,719	-	-	2,906,746	505,836	668,766
Purchased	806,066	1,433,360	44,702	522	167,555	7,853	-	142,492	6,028	3,177
Transferred between Sub-Accounts and Fixed Accumulation Account	1,500,981	207,889	59,894	1,859	27,598	47,286	-	(2,984,172)	67,170	(59,395)
Withdrawn, surrendered and annuitized	(386,263)	(349,070)	(6,436)	(24)	(39,922)	(420)	-	(65,066)	(41,237)	(106,712)
End of year	6,986,042	5,065,258	100,517	2,357	209,950	54,719	-	-	537,797	505,836

(d) For the period September 30, 2002 (commencement of operations) through December 31,2002.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GS3 Sub-Account		GS4 Sub-Account		GS5 Sub-Account		GS6 Sub-Account		GS7 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(102,247)	$(146,176)	$(6,012)	$(6,050)	$191,013	$(37,867)	$-	$(1,688)	$(30,271)	$(18,816)
Net realized gains (losses)	(1,575,330)	(2,239,211)	(219,783)	(533,536)	(832,788)	(1,804,739)	-	(68,311)	(63,681)	(86,049)
Net unrealized gains (losses)	5,014,703	(2,162,921)	1,341,259	(376,636)	2,724,221	(35,662)	-	(3,771)	614,372	(346,694)
Increase (Decrease) in net assets from operations	$3,337,126	$(4,548,308)	$1,115,464	$(916,222)	$2,082,446	$(1,878,268)	$-	$(73,770)	$520,420	$(451,559)

Participant transactions:
Accumulation activity:
Purchase payments received	$358,163	$988,189	$(2,343)	$4,995	$6,534	$11,206	$-	$43,087	$287,003	$824,536
Net transfers between Sub-Accounts and Fixed Account	(1,488,180)	(1,122,719)	(8,014)	(447,710)	10,080	(894,054)	-	(296,226)	603,843	826,655
Withdrawals, surrenders, annuitizations and contract charges	(1,036,698)	(1,491,983)	(484,815)	(1,028,321)	(484,040)	(956,529)	-	(8,217)	(262,635)	(47,380)
Net accumulation activity	$(2,166,715)	$(1,626,513)	$(495,172)	$(1,471,036)	$(467,426)	$(1,839,377)	$-	$(261,356)	$628,211	$1,603,811

Annuitization activity:
Annuitizations	$-	$11,226	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(21,085)	(19,712)	(195)	(970)	(2,079)	(2,235)	-	-	-	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(1,726)	1,160	(58)	3,052	(805)	(999)	-	-	-	-
Net annuitization activity	$(22,811)	$(7,326)	$(253)	$2,082	$(2,884)	$(3,234)	$-	$-	$-	$-
Increase (Decrease) in net assets from participant transactions	$(2,189,526)	$(1,633,839)	$(495,425)	$(1,468,954)	$(470,310)	$(1,842,611)	$-	$(261,356)	$628,211	$1,603,811

Increase (Decrease) in net assets	$1,147,600	$(6,182,147)	$620,039	$(2,385,176)	$1,612,136	$(3,720,879)	$-	$(335,126)	$1,148,631	$1,152,252

Net assets:
Beginning of year	$14,150,917	$20,333,064	$5,375,072	$7,760,248	$6,737,841	$10,458,720	$-	$335,126	$1,951,108	$798,856
End of year	$15,298,517	$14,150,917	$5,995,111	$5,375,072	$8,349,977	$6,737,841	$-	$-	$3,099,739	$1,951,108

Unit Transactions:
Beginning of year	1,993,373	2,154,860	703,658	887,554	1,048,203	1,311,340	-	46,526	294,424	90,647
Purchased	43,727	140,525	16	577	1,401	3,032	-	7,008	27,392	106,239
Transferred between Sub-Accounts and Fixed Accumulation Account	(209,790)	(123,551)	(937)	(54,896)	(15,254)	(137,870)	-	(52,153)	64,040	103,859
Withdrawn, surrendered and annuitized	(132,405)	(178,461)	(60,439)	(129,577)	(69,325)	(128,299)	-	(1,381)	(34,374)	(6,321)
End of year	1,694,905	1,993,373	642,298	703,658	965,025	1,048,203	-	-	351,482	294,424

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	IV1 Sub-Account		IV2 Sub-Account		JP1 Sub-Account		JP2 Sub-Account		JP3 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(26,899)	$(25,591)	$(32,110)	$(20,732)	$(78,899)	$(204,993)	$(25,371)	$(56,085)	$(69,308)	$(71,479)
Net realized gains (losses)	(310,795)	(266,168)	(42,925)	(178,760)	(1,181,612)	(2,568,239)	(714,000)	(1,139,542)	(211,153)	(537,148)
Net unrealized gains (losses)	825,190	(480,675)	620,739	(359,499)	3,838,479	(1,754,428)	1,872,873	(95,873)	1,683,223	(880,710)
Increase (Decrease) in net assets from operations	$487,496	$(772,434)	$545,704	$(558,991)	$2,577,968	$(4,527,660)	$1,133,502	$(1,291,500)	$1,402,762	$(1,489,337)

Participant transactions:
Accumulation activity:
Purchase payments received	$184,420	$699,100	$346,126	$681,584	$84,136	$60,587	$20,569	$18,059	$15,632	$29,309
Net transfers between Sub-Accounts and Fixed Account	(632,117)	945,536	953,243	422,791	(632,323)	(1,542,045)	(422,736)	(1,284,362)	(71,717)	(500,407)
Withdrawals, surrenders, annuitizations and contract charges	(125,534)	(108,318)	(77,088)	(104,499)	(1,046,016)	(1,706,551)	(334,216)	(395,083)	(283,270)	(376,276)
Net accumulation activity	$(573,231)	$1,536,318	$1,222,281	$999,876	$(1,594,203)	$(3,188,009)	$(736,383)	$(1,661,386)	$(339,355)	$(847,374)

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(14,811)	(14,066)	(2,051)	(2,255)	(2,452)	(1,591)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	-	-	(1,682)	(3,041)	(530)	(334)	(418)	(669)
Net annuitization activity	$-	$-	$-	$-	$(16,493)	$(17,107)	$(2,581)	$(2,589)	$(2,870)	$(2,260)
Increase (Decrease) in net assets from participant transactions	$(573,231)	$1,536,318	$1,222,281	$999,876	$(1,610,696)	$(3,205,116)	$(738,964)	$(1,663,975)	$(342,225)	$(849,634)

Increase (Decrease) in net assets	$(85,735)	$763,884	$1,767,985	$440,885	$967,272	$(7,732,776)	$394,538	$(2,955,475)	$1,060,537	$(2,338,971)

Net assets:
Beginning of year	$2,135,358	$1,371,474	$1,374,325	$933,440	$11,099,926	$18,832,702	$4,472,500	$7,427,975	$4,418,747	$6,757,718
End of year	$2,049,623	$2,135,358	$3,142,310	$1,374,325	$12,067,198	$11,099,926	$4,867,038	$4,472,500	$5,479,284	$4,418,747

Unit Transactions:
Beginning of year	393,726	170,065	227,469	105,665	1,646,234	2,063,692	691,691	915,732	565,247	664,931
Purchased	19,319	97,256	39,128	91,712	11,527	8,698	3,266	3,239	2,063	4,962
Transferred between Sub-Accounts and Fixed Accumulation Account	(125,739)	143,874	112,549	45,882	(99,786)	(213,710)	(72,314)	(172,930)	(8,928)	(62,447)
Withdrawn, surrendered and annuitized	(21,472)	(17,469)	(11,606)	(15,790)	(139,709)	(212,446)	(48,772)	(54,350)	(31,997)	(42,199)
End of year	265,834	393,726	367,540	227,469	1,418,266	1,646,234	573,871	691,691	526,385	565,247

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	LA1 Sub-Account		LA2 Sub-Account		LA3 Sub-Account		CAS Sub-Account		EGS Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(1,033,457)	$(1,262,449)	$(502,248)	$(285,581)	$9,445	$(1,501)	$(185,116)	$(227,488)	$(360,197)	$(522,839)
Net realized gains (losses)	(2,852,988)	(9,958,332)	520,456	(531,610)	4,579	(36,117)	(4,035,247)	(13,917,750)	(7,153,290)	(26,523,794)
Net unrealized gains (losses)	40,025,563	(21,771,666)	13,666,276	(3,788,264)	461,929	(137,072)	7,228,302	5,967,129	13,877,224	9,570,496
Increase (Decrease) in net assets from operations	$36,139,118	$(32,992,447)	$13,684,484	$(4,605,455)	$475,953	$(174,690)	$3,007,939	$(8,178,109)	$6,363,737	$(17,476,137)

Participant transactions:
Accumulation activity:
Purchase payments received	$12,792,232	$22,669,179	$7,658,023	$10,569,950	$104,685	$418,417	$179,322	$294,912	$183,329	$415,940
Net transfers between Sub-Accounts and Fixed Account	10,860,528	7,153,448	16,233,342	17,450,780	460,326	508,910	(435,789)	(3,154,292)	(833,015)	(7,321,409)
Withdrawals, surrenders, annuitizations and contract charges	(10,254,840)	(10,793,196)	(3,855,890)	(2,316,289)	(98,302)	(64,186)	(1,172,273)	(2,608,516)	(2,288,214)	(4,394,744)
Net accumulation activity	$13,397,920	$19,029,431	$20,035,475	$25,704,441	$466,709	$863,141	$(1,428,740)	$(5,467,896)	$(2,937,900)	$(11,300,213)

Annuitization activity:
Annuitizations	$38,431	$61,569	$29,699	$283	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(23,208)	(16,441)	(9,762)	(2,781)	-	-	(6,346)	(6,283)	(13,936)	(15,385)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(2,867)	2,552	(1,028)	5,077	-	-	(1,148)	(601)	(3,073)	(5,883)
Net annuitization activity	$12,356	$47,680	$18,909	$2,579	$-	$-	$(7,494)	$(6,884)	$(17,009)	$(21,268)
Increase (Decrease) in net assets from participant transactions	$13,410,276	$19,077,111	$20,054,384	$25,707,020	$466,709	$863,141	$(1,436,234)	$(5,474,780)	$(2,954,909)	$(11,321,481)

Increase (Decrease) in net assets	$49,549,394	$(13,915,336)	$33,738,868	$21,101,565	$942,662	$688,451	$1,571,705	$(13,652,889)	$3,408,828	$(28,797,618)

Net assets:
Beginning of year	$116,450,425	$130,365,761	$44,797,324	$23,695,759	$1,021,388	$332,937	$12,330,965	$25,983,854	$23,694,820	$52,492,438
End of year	$165,999,819	$116,450,425	$78,536,192	$44,797,324	$1,964,050	$1,021,388	$13,902,670	$12,330,965	$27,103,648	$23,694,820

Unit Transactions:
Beginning of year	12,899,028	11,399,173	4,868,436	2,281,117	158,181	42,292	2,385,864	3,296,185	4,741,685	6,733,222
Purchased	1,238,808	2,280,712	737,950	1,057,580	9,172	55,457	28,975	51,059	33,929	84,025
Transferred between Sub-Accounts and Fixed Accumulation Account	1,126,460	299,183	1,684,356	1,777,275	58,476	70,324	(95,631)	(552,126)	(195,383)	(1,361,716)
Withdrawn, surrendered and annuitized	(1,043,881)	(1,080,040)	(401,002)	(247,536)	(12,384)	(9,892)	(194,194)	(409,254)	(384,712)	(713,846)
End of year	14,220,415	12,899,028	6,889,740	4,868,436	213,445	158,181	2,125,014	2,385,864	4,195,519	4,741,685

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GSS Sub-Account		HYS Sub-Account		MIA Sub-Account		MIB Sub-Account		MFC Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$2,144,920	$1,680,762	$2,013,602	$3,700,594	$(427,446)	$(120,956)	$(141,603)	$(89,626)	$1,051,275	$991,655
Net realized gains (losses)	1,466,227	1,046,022	(447,202)	(6,315,314)	(435,944)	(231,333)	(273,407)	(253,264)	220,672	(1,502,594)
Net unrealized gains (losses)	(3,232,110)	2,027,851	3,240,108	2,328,715	8,638,057	(2,053,129)	2,177,216	(2,018,276)	1,298,302	328,630
Increase (Decrease) in net assets from operations	$379,037	$4,754,635	$4,806,508	$(286,005)	$7,774,667	$(2,405,418)	$1,762,206	$(2,361,166)	$2,570,249	$(182,309)

Participant transactions:
Accumulation activity:
Purchase payments received	$418,206	$436,934	$220,818	$356,815	$7,399,620	$4,509,906	$1,525,305	$3,713,902	$1,234,299	$9,580,318
Net transfers between Sub-Accounts and Fixed Account	(13,674,402)	24,338,725	2,179,014	(13,047,781)	9,860,472	13,134,435	856,257	3,247,176	2,148,322	(764,035)
Withdrawals, surrenders, annuitizations and contract charges	(7,907,782)	(7,051,300)	(2,199,830)	(4,318,203)	(1,371,891)	(356,929)	(433,823)	(438,360)	(1,057,512)	(502,816)
Net accumulation activity	$(21,163,978)	$17,724,359	$200,002	$(17,009,169)	$15,888,201	$17,287,412	$1,947,739	$6,522,718	$2,325,109	$8,313,467

Annuitization activity:
Annuitizations	$-	$-	$-	$34,270	$34,646	$171	$-	$-	$-	$20,579
Annuity payments and contract charges	(10,767)	(10,571)	(14,013)	(18,237)	(1,603)	(15)	-	-	(23,085)	(857)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(946)	(6,216)	(2,422)	(1,313)	(38)	(1)	-	-	124	(124)
Net annuitization activity	$(11,713)	$(16,787)	$(16,435)	$14,720	$33,005	$155	$-	$-	$(22,961)	$19,598
Increase (Decrease) in net assets from participant transactions	$(21,175,691)	$17,707,572	$183,567	$(16,994,449)	$15,921,206	$17,287,567	$1,947,739	$6,522,718	$2,302,148	$8,333,065

Increase (Decrease) in net assets	$(20,796,654)	$22,462,207	$4,990,075	$(17,280,454)	$23,695,873	$14,882,149	$3,709,945	$4,161,552	$4,872,397	$8,150,756

Net assets:
Beginning of year	$75,660,507	$53,198,300	$24,127,067	$41,407,521	$17,299,280	$2,417,131	$7,605,453	$3,443,901	$11,857,623	$3,706,867
End of year	$54,863,853	$75,660,507	$29,117,142	$24,127,067	$40,995,153	$17,299,280	$11,315,398	$7,605,453	$16,730,020	$11,857,623

Unit Transactions:
Beginning of year	6,101,434	4,640,049	2,506,679	4,366,787	2,563,610	234,663	1,096,685	352,547	1,187,722	375,235
Purchased	33,530	37,469	20,249	38,363	704,108	522,614	156,531	424,069	114,937	979,093
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,110,863)	2,011,804	213,758	(1,438,671)	1,191,359	1,859,659	105,558	380,981	197,762	(110,007)
Withdrawn, surrendered and annuitized	(635,382)	(587,888)	(209,065)	(459,800)	(173,646)	(53,326)	(56,011)	(60,912)	(98,784)	(56,599)
End of year	4,388,719	6,101,434	2,531,621	2,506,679	4,285,431	2,563,610	1,302,763	1,096,685	1,401,637	1,187,722

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFD Sub-Account		MFE Sub-Account		MFF Sub-Account		MFJ Sub-Account		MFK Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(20,699)	$(14,465)	$47,657	$89,571	$(27,587)	$(17,631)	$490,327	$287,735	$1,180,246	$423,716
Net realized gains (losses)	(33,924)	(110,222)	(208,528)	(556,741)	(13,231)	(161,275)	(554,135)	129,488	624,562	107,010
Net unrealized gains (losses)	381,351	(354,644)	1,636,997	(595,715)	507,079	(365,771)	6,431,204	(2,372,752)	(1,730,858)	1,116,001
Increase (Decrease) in net assets from operations	$326,728	$(479,331)	$1,476,126	$(1,062,885)	$466,261	$(544,677)	$6,367,396	$(1,955,529)	$73,950	$1,646,727

Participant transactions:
Accumulation activity:
Purchase payments received	$102,145	$693,571	$262,242	$1,641,976	$249,947	$684,695	$21,246,956	$14,545,950	$7,654,724	$14,328,383
Net transfers between Sub-Accounts and Fixed Account	225,085	253,901	1,727,568	544,925	1,002,959	218,077	7,228,365	11,072,771	(4,290,317)	16,565,121
Withdrawals, surrenders, annuitizations and contract charges	(82,767)	(71,044)	(373,400)	(220,627)	(109,050)	(87,783)	(2,981,207)	(1,585,572)	(4,005,824)	(1,652,087)
Net accumulation activity	$244,463	$876,428	$1,616,410	$1,996,274	$1,143,856	$814,989	$25,494,114	$24,033,149	$(641,417)	$29,241,417

Annuitization activity:
Annuitizations	$-	$-	$-	$179	$-	$-	$2,139	$157,453	$3,980	$-
Annuity payments and contract charges	-	-	(44)	(16)	-	-	(58,667)	(12,650)	(426)	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	(3)	(1)	-	-	(3,166)	(1,380)	(23)	-
Net annuitization activity	$-	$-	$(47)	$162	$-	$-	$(59,694)	$143,423	$3,531	$-
Increase (Decrease) in net assets from participant transactions	$244,463	$876,428	$1,616,363	$1,996,436	$1,143,856	$814,989	$25,434,420	$24,176,572	$(637,886)	$29,241,417

Increase (Decrease) in net assets	$571,191	$397,097	$3,092,489	$903,551	$1,610,117	$270,312	$31,801,816	$22,221,043	$(563,936)	$30,888,144

Net assets:
Beginning of year	$1,134,232	$737,135	$3,420,665	$2,517,114	$1,243,360	$973,048	$30,878,557	$8,657,514	$37,239,740	$6,351,596
End of year	$1,705,423	$1,134,232	$6,513,154	$3,420,665	$2,853,477	$1,243,360	$62,680,373	$30,878,557	$36,675,804	$37,239,740

Unit Transactions:
Beginning of year	175,129	75,869	510,083	282,084	196,254	100,216	3,318,943	869,203	3,416,760	628,219
Purchased	10,395	81,105	25,667	212,394	23,578	82,972	2,032,934	1,516,358	772,780	1,385,370
Transferred between Sub-Accounts and Fixed Accumulation Account	29,611	28,683	224,594	47,276	129,357	26,702	713,025	1,134,906	(389,276)	1,572,349
Withdrawn, surrendered and annuitized	(11,267)	(10,528)	(48,493)	(31,671)	(14,451)	(13,636)	(342,221)	(201,524)	(418,606)	(169,178)
End of year	203,868	175,129	711,851	510,083	334,738	196,254	5,722,681	3,318,943	3,381,658	3,416,760

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFL Sub-Account		MIS Sub-Account		MIT Sub-Account		MMS Sub-Account		NWD Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(31,683)	$(21,426)	$(446,938)	$(555,450)	$(80,098)	$(128,479)	$(35,518)	$(7,749)	$(497,054)	$(414,290)
Net realized gains (losses)	(131,603)	(119,219)	(7,429,634)	(14,895,496)	(2,032,906)	(5,784,582)	-	-	(3,313,601)	(4,769,173)
Net unrealized gains (losses)	1,218,504	(991,481)	13,766,184	(74,811)	6,928,933	(2,634,105)	-	-	13,852,169	(5,804,169)
Increase (Decrease) in net assets from operations	$1,055,218	$(1,132,126)	$5,889,612	$(15,525,757)	$4,815,929	$(8,547,166)	$(35,518)	$(7,749)	$10,041,514	$(10,987,632)

Participant transactions:
Accumulation activity:
Purchase payments received	$1,078,558	$2,018,002	$144,609	$350,556	$231,765	$253,626	$12,651	$15,386	$343,106	$308,192
Net transfers between Sub-Accounts and Fixed Account	(11,269)	1,536,876	(1,840,001)	(5,357,720)	(541,626)	(4,626,213)	(260,431)	874,704	341,629	10,463,018
Withdrawals, surrenders, annuitizations and contract charges	(297,374)	(169,868)	(2,706,194)	(3,724,173)	(1,659,058)	(2,773,352)	(1,994,803)	(2,041,892)	(2,848,774)	(2,234,190)
Net accumulation activity	$769,915	$3,385,010	$(4,401,586)	$(8,731,337)	$(1,968,919)	$(7,145,939)	$(2,242,583)	$(1,151,802)	$(2,164,039)	$8,537,020

Annuitization activity:
Annuitizations	$-	$-	$-	$10,842	$-	$13,059	$-	$-	$4,598	$-
Annuity payments and contract charges	-	-	(7,823)	(9,048)	(18,256)	(17,465)	-	-	(3,490)	(3,890)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	(864)	(7,493)	(4,187)	1,469	-	-	(639)	(5)
Net annuitization activity	$-	$-	$(8,687)	$(5,699)	$(22,443)	$(2,937)	$-	$-	$469	$(3,895)
Increase (Decrease) in net assets from participant transactions	$769,915	$3,385,010	$(4,410,273)	$(8,737,036)	$(1,991,362)	$(7,148,876)	$(2,242,583)	$(1,151,802)	$(2,163,570)	$8,533,125

Increase (Decrease) in net assets	$1,825,133	$2,252,884	$1,479,339	$(24,262,793)	$2,824,567	$(15,696,042)	$(2,278,101)	$(1,159,551)	$7,877,944	$(2,454,507)

Net assets:
Beginning of year	$4,924,354	$2,671,470	$31,031,630	$55,294,423	$24,563,903	$40,259,945	$5,650,249	$6,809,800	$31,691,182	$34,145,689
End of year	$6,749,487	$4,924,354	$32,510,969	$31,031,630	$27,388,470	$24,563,903	$3,372,148	$5,650,249	$39,569,126	$31,691,182

Unit Transactions:
Beginning of year	656,869	276,474	5,812,738	7,310,990	3,718,258	4,731,430	496,876	598,302	4,545,469	3,148,941
Purchased	103,551	224,427	26,910	57,114	34,107	34,783	1,116	1,155	46,619	38,186
Transferred between Sub-Accounts and Fixed Accumulation Account	(5,219)	179,252	(346,339)	(974,795	(84,151)	(666,709)	(22,939)	76,838	70,381	1,617,766
Withdrawn, surrendered and annuitized	(38,543)	(23,284)	(453,284)	(580,571)	(238,977)	(381,246)	(176,233)	(179,419)	(358,094)	(259,424)
End of year	716,658	656,869	5,040,025	5,812,738	3,429,237	3,718,258	298,820	496,876	4,304,375	4,545,469

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	TRS Sub-Account		UTS Sub-Account		OP1 Sub-Account		OP2 Sub-Account		OP3 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$895,356	$844,809	$436,837	$767,293	$609	$(31,748)	$(122,276)	$(168,930)	$(47,990)	$(83,373)
Net realized gains (losses)	(1,636,566)	(1,024,094)	(5,721,475)	(13,644,842)	(231,485)	(589,647)	910,173	176,173	(285,573)	510,679
Net unrealized gains (losses)	7,895,084	(3,649,825)	12,770,302	1,853,233)	1,548,698	(1,543,412)	1,460,021	(1,354,195)	1,541,742	(1,968,895)
Increase (Decrease) in net assets from operations	$7,153,874	$(3,829,110)	$7,485,664	$(11,024,316)	$1,317,822	$(2,164,807)	$2,247,918	$(1,346,952)	$1,208,179	$(1,541,589)

Participant transactions:
Accumulation activity:
Purchase payments received	$383,965	$365,706	$262,269	$182,556	$41,242	$83,524	$2,304	$79,529	$13,690	$61,221
Net transfers between Sub-Accounts and Fixed Account	2,642,642	7,669,107	226,940	(9,158,881)	(422,900)	(2,393,850)	(606,035)	(2,882,285)	(612,138)	(972,102)
Withdrawals, surrenders, annuitizations and contract charges	(4,383,310)	(3,603,915)	(2,857,727)	(3,428,247)	(615,605)	(1,065,673)	(1,006,414)	(1,789,253)	(579,356)	(1,351,347)
Net accumulation activity	$(1,356,703)	$4,430,898	$(2,368,518)	$(12,404,572)	$(997,263)	$(3,375,999)	$(1,610,145)	$(4,592,009)	$(1,177,804)	$(2,262,228)

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(10,929)	(12,550)	(49,195)	(42,968)	(5,390)	(7,121)	(6,389)	(9,120)	(2,552)	(6,110)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(1,807)	3,542	(5,527)	(1,222)	(394)	(521)	(1,701)	(746)	(1,256)	(644)
Net annuitization activity	$(12,736)	$(9,008)	$(54,722)	$(44,190)	$(5,784)	$(7,642)	$(8,090)	$(9,866)	$(3,808)	$(6,754)
Increase (Decrease) in net assets from participant transactions	$(1,369,439)	$4,421,890	$(2,423,240)	$(12,448,762	$(1,003,047)	$(3,383,641)	$(1,618,235)	$(4,601,875)	$(1,181,612)	$(2,268,982)

Increase (Decrease) in net assets	$5,784,435	$592,780	$5,062,424	$(23,473,078)	$314,775	$(5,548,448)	$629,683	$(5,948,827)	$26,567	$(3,810,571)

Net assets:
Beginning of year	$47,864,709	$47,271,929	$23,176,843	$46,649,921	$5,675,742	$11,224,190	$8,615,606	$14,564,433	$3,660,269	$7,470,840
End of year	$53,649,144	$47,864,709	$28,239,267	$23,176,843	$5,990,517	$5,675,742	$9,245,289	$8,615,606	$3,686,836	$3,660,269

Unit Transactions:
Beginning of year	4,565,050	4,188,905	3,365,478	5,070,993	687,993	1,054,691	579,459	900,726	330,269	536,606
Purchased	34,396	32,991	31,692	25,089	3,954	8,445	23	4,826	1,098	3,911
Transferred between Sub-Accounts and Fixed Accumulation Account	227,136	679,031	21,700	(1,279,697)	(49,907)	(260,358)	(39,803)	(202,844)	(49,844)	(94,309)
Withdrawn, surrendered and annuitized	(395,371)	(335,877)	(346,620)	(450,907)	(69,057)	(114,785)	(63,606)	(123,249)	(43,829)	(115,939)
End of year	4,431,211	4,565,050	3,072,250	3,365,478	572,983	687,993	476,073	579,459	237,694	330,269

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OP4 Sub-Account		PHY Sub-Account		PMB Sub-Account		PRR Sub-Account		PTR Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)	Year Ended December 31, 2003	Period Ended December 31, 2002 (d)
Operations:
Net investment income (loss)	$8,807	$20,492	$2,592,055	$443,985	$1,415,746	$339,421	$108,725	$3,707	$830,999	$117,698
Net realized gains (losses)	(36,498)	(215,549)	1,693,442	20,814	8,666,785	78,162	422,023	2,325	1,106,843	192,519
Net unrealized gains (losses)	352,325	(342,834)	4,206,422	1,869,376	298,937	2,819,791	136,164	39,115	(8,920)	343,769
Increase (Decrease) in net assets from operations	$324,634	$(537,891)	$8,491,919	$2,334,175	$10,381,468	$3,237,374	$666,912	$45,147	$1,928,922	$653,986

Participant transactions:
Accumulation activity:
Purchase payments received	$(46)	$39,064	$10,442,275	$1,114,255	$9,481,822	$990,682	$4,064,270	$229,896	$16,777,086	$2,161,967
Net transfers between Sub-Accounts and Fixed Account	(152,642)	(473,426)	21,142,678	27,027,265	2,643,390	27,656,822	11,231,682	1,394,352	29,819,816	40,168,532
Withdrawals, surrenders, annuitizations and contract charges	(133,437)	(514,177)	(4,035,381)	(536,730)	(3,190,668)	(562,820)	(2,801,080)	(9,287)	(6,162,674)	(363,298)
Net accumulation activity	$(286,125)	$(948,539)	$27,549,572	$27,604,790	$8,934,544	$28,084,684	$12,494,872	$1,614,961	$40,434,228	$41,967,201

Annuitization activity:
Annuitizations	$-	$-	$42,993	$-	$46,826	$-	$1,538	$-	$47,798	$-
Annuity payments and contract charges	-	-	(3,127)	-	(3,095)	-	(1,242)	-	(3,426)	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	(63)	-	(48)	-	(243)	173	(234)	114
Net annuitization activity	$-	$-	$39,803	$-	$43,683	$-	$53	$173	$44,138	$114
Increase (Decrease) in net assets from participant transactions	$(286,125)	$(948,539)	$27,589,375	$27,604,790	$8,978,227	$28,084,684	$12,494,925	$1,615,134	$40,478,366	$41,967,315

Increase (Decrease) in net assets	$38,509	$(1,486,430)	$36,081,294	$29,938,965	$19,359,695	$31,322,058	$13,161,837	$1,660,281	$42,407,288	$42,621,301

Net assets:
Beginning of year	$1,860,060	$3,346,490	$29,938,965	$-	$31,322,058	$-	$1,660,281	$-	$42,621,301	$-
End of year	$1,898,569	$1,860,060	$66,020,259	$29,938,965	$50,681,753	$31,322,058	$14,822,118	$1,660,281	$85,028,589	$42,621,301

Unit Transactions:
Beginning of year	206,097	304,247	2,764,653	-	2,694,865	-	161,628	-	4,171,216	-
Purchased	-	3,691	875,360	106,485	732,435	90,672	390,090	23,469	1,732,232	215,170
Transferred between Sub-Accounts and Fixed Accumulation Account	(16,986)	(49,185)	1,750,483	2,709,968	214,634	2,655,373	1,081,490	139,104	2,854,994	3,992,394
Withdrawn, surrendered and annuitized	(13,717)	(52,656)	(344,071)	(51,800)	(244,235)	(51,180)	(268,660)	(945)	(718,292)	(36,348)
End of year	175,394	206,097	5,046,425	2,764,653	3,397,699	2,694,865	1,364,548	161,628	8,040,150	4,171,216

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	RX1 Sub-Account		RX2 Sub-Account		SB1 Sub-Account		SB2 Sub-Account		SB3 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(17,834)	$8,241	$(36,770)	$(19,012)	$(6,857)	$(8,009)	$222	$(1,398)	$121,434	$116,540
Net realized gains (losses)	140,785	(229,567)	89,152	(758,725)	(36,039)	(23,728)	(15,075)	(7,978)	159,529	58,790
Net unrealized gains (losses)	300,750	(57,323)	775,520	(76,313)	232,965	(213,024)	145,376	(128,733)	83,975	73,445
Increase (Decrease) in net assets from operations	$423,701	$(278,649)	$827,902	$(854,050)	$190,069	$(244,761)	$130,523	$(138,109)	$364,938	$248,775

Participant transactions:
Accumulation activity:
Purchase payments received	$83,381	$180,419	$527,287	$568,349	$-	$334	$-	$1,082	$5,162	$605
Net transfers between Sub-Accounts and Fixed Account	(51,058)	915,223	3,492,985	(254,462)	23,735	(11,007)	44,749	(17,492)	(253,697)	40,295
Withdrawals, surrenders, annuitizations and contract charges	(131,198)	(86,231)	(1,496,391)	(200,536)	(70,637)	(70,550)	(31,318)	(6,139)	(262,797)	(595,288)
Net accumulation activity	$(98,875)	$1,009,411	$2,523,881	$113,351	$(46,902)	$(81,223)	$13,431	$(22,549)	$(511,332)	$(554,388)

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	(1,575)	(1,462)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	-	-	-	-	-	-	(702)	(1,000)
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$(2,277)	$(2,462)
Increase (Decrease) in net assets from participant transactions	$(98,875)	$1,009,411	$2,523,881	$113,351	$(46,902)	$(81,223)	$13,431	$(22,549)	$(513,609)	$(556,850)

Increase (Decrease) in net assets	$324,826	$730,762	$3,351,783	$(740,699)	$143,167	$(325,984)	$143,954	$(160,658)	$(148,671)	$(308,075)

Net assets:
Beginning of year	$937,500	$206,738	$905,669	$1,646,368	$569,133	$895,117	$405,465	$566,123	$3,343,591	$3,651,666
End of year	$1,262,326	$937,500	$4,257,452	$905,669	$712,300	$569,133	$549,419	$405,465	$3,194,920	$3,343,591

Unit Transactions:
Beginning of year	178,307	25,047	184,922	207,526	50,322	58,507	44,173	46,806	266,350	312,493
Purchased	10,643	29,216	70,274	85,382	-	231	-	94	377	64
Transferred between Sub-Accounts and Fixed Accumulation Account	3,284	138,927	412,675	(72,002)	1,095	(2,736)	4,701	(2,136)	(19,266)	3,690
Withdrawn, surrendered and annuitized	(21,501)	(14,883)	(115,666)	(35,984)	(5,484)	(5,680)	(3,009)	(591)	(19,760)	(49,897)
End of year	170,733	178,307	552,205	184,922	45,933	50,322	45,865	44,173	227,701	266,350

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SB4 Sub-Account		SC1 Sub-Account		SC2 Sub-Account		SC3 Sub-Account		SC4 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$10,961	$(4,403)	$(1,147,254)	$(424,605)	$2,326,138	$3,967,217	$(731,974)	$1,347,699	$(72,172)	$(93,524)
Net realized gains (losses)	(17,073)	(97,970)	-	-	486,248	(809,059)	141,200	3,049,161	(347,783)	(609,706)
Net unrealized gains (losses)	411,177	(186,231)	-	-	1,907,179	235,580	14,952,425	(3,894,500)	2,097,307	(1,869,457)
Increase (Decrease) in net assets from operations	$405,065	$(288,604)	$(1,147,254)	$(424,605)	$4,719,565	$3,393,738	$14,361,651	$502,360	$1,677,352	$(2,572,687)

Participant transactions:
Accumulation activity:
Purchase payments received	$1,919	$2,302	$27,858,111	$56,085,331	$1,833,520	$21,071,457	$5,595,421	$6,468,652	$460,159	$1,073,241
Net transfers between Sub-Accounts and Fixed Account	613,428	(217,239)	(32,837,743)	31,322,047	(5,468,600)	(32,198,932)	3,596,879	19,934,315	309,914	(327,848)
Withdrawals, surrenders, annuitizations and contract charges	(374,053)	(755,935)	(38,944,907)	(59,266,468)	(6,079,272)	(8,111,148)	(4,032,113)	(2,901,371)	(732,378)	(558,590)
Net accumulation activity	$241,294	$(970,872)	$(43,924,539)	$28,140,910	$(9,714,352)	$(19,238,623)	$5,160,187	$23,501,596	$37,695	$186,803

Annuitization activity:
Annuitizations	$-	$-	$33,776	$149,023	$4,226	$34,356	$28,042	$13,612	$-	$-
Annuity payments and contract charges	(851)	(881)	(69,863)	(76,969)	(63,742)	(75,113)	(22,898)	(9,781)	(568)	(4,442)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(211)	(21)	(2,603)	(5,210)	(4,260)	(4,441)	(1,321)	2,133	(95)	83
Net annuitization activity	$(1,062)	$(902)	$(38,690)	$66,844	$(63,776)	$(45,198)	$3,823	$5,964	$(663)	$(4,359)
Increase (Decrease) in net assets from participant transactions	$240,232	$(971,774)	$(43,963,229)	$28,207,754	$(9,778,128)	$(19,283,821)	$5,164,010	$23,507,560	$37,032	$182,444

Increase (Decrease) in net assets	$645,297	$(1,260,378)	$(45,110,483)	$27,783,149	$(5,058,563)	$(15,890,083)	$19,525,661	$24,009,920	$1,714,384	$(2,390,243)

Net assets:
Beginning of year	$2,719,538	$3,979,916	$143,088,640	$115,305,491	$64,022,576	$79,912,659	$42,368,386	$18,358,466	$5,839,902	$8,230,145
End of year	$3,364,835	$2,719,538	$97,978,157	$143,088,640	$58,964,013	$64,022,576	$61,894,047	$42,368,386	$7,554,286	$5,839,902

Unit Transactions:
Beginning of year	280,674	377,628	13,525,823	10,787,454	5,494,856	7,089,173	3,241,508	1,408,479	1,023,813	994,748
Purchased	239	244	2,838,039	5,477,772	164,117	1,906,113	460,749	491,134	47,204	174,607
Transferred between Sub-Accounts and Fixed Accumulation Account	60,354	(20,649)	(3,117,487)	3,011,665	(442,528)	(2,770,342)	263,210	1,556,195	34,042	(61,772)
Withdrawn, surrendered and annuitized	(37,289)	(76,549)	(3,837,777)	(5,751,068)	(503,227)	(730,088)	(279,464)	(214,300)	(105,775)	(83,770)
End of year	303,978	280,674	9,408,598	13,525,823	4,713,218	5,494,856	3,686,003	3,241,508	999,284	1,023,813

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SC5 Sub-Account		SC6 Sub-Account		SC7 Sub-Account		SC8 Sub-Account		SC9 Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$(900,855)	$(771,969)	$(24,928)	$(35,512)	$(316,760)	$(471,576)	$(60,756)	$(95,703)	$(21,136)	$(21,688)
Net realized gains (losses)	115,723	(2,548,887)	(304,107)	(337,695)	(695,643)	(1,400,119)	(365,571)	(873,219)	(352,041)	(688,923)
Net unrealized gains (losses)	18,840,399	(5,853,641)	1,237,457	(821,988)	10,385,476	(4,816,324)	1,985,620	(848,167)	1,343,439	(759,086)
Increase (Decrease) in net assets from operations	$18,055,267	$(9,174,524)	$908,422	$(1,195,195)	$9,373,073	$(6,688,019)	$1,559,293	$(1,817,089)	$970,262	$(1,449,697)

Participant transactions:
Accumulation activity:
Purchase payments received	$5,448,217	$6,656,346	$29,596	$643,150	$1,951,849	$5,946,970	$262,259	$988,647	$185,407	$515,521
Net transfers between Sub-Accounts and Fixed Account	1,192,767	6,230,667	153,741	745,564	1,791,171	2,439,064	(917,726)	(287,889)	106,836	197,281
Withdrawals, surrenders, annuitizations and contract charges	(4,524,065)	(3,825,368)	(230,072)	(177,913)	(1,807,692)	(2,079,264)	(504,139)	(788,894)	(247,353)	(404,678)
Net accumulation activity	$2,116,919	$9,061,645	$(46,735)	$1,210,801	$1,935,328	$6,306,770	$(1,159,606)	$(88,136)	$44,890	$308,124

Annuitization activity:
Annuitizations	$29,768	$-	$-	$-	$-	$-	$-	$183	$-	$-
Annuity payments and contract charges	(6,279)	(9,916)	(1,312)	(1,864)	(3,740)	(9,448)	(380)	(952)	-	(516)
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	(3,518)	4,314	(247)	2,983	(12,892)	(50,768)	(169)	2,535	(1)	2,337
Net annuitization activity	$19,971	$(5,602)	$(1,559)	$1,119	$(16,632)	$(60,216)	$(549)	$1,766	$(1)	$1,821
Increase (Decrease) in net assets from participant transactions	$2,136,890	$9,056,043	$(48,294)	$1,211,920	$1,918,696	$6,246,554	$(1,160,155)	$(86,370)	$44,889	$309,945

Increase (Decrease) in net assets	$20,192,157	$(118,481)	$860,128	$16,725	$11,291,769	$(441,465)	$399,138	$(1,903,459)	$1,015,151	$(1,139,752)

Net assets:
Beginning of year	$51,368,231	$51,486,712	$3,586,428	$3,569,703	$31,678,763	$32,120,228	$6,094,129	$7,997,588	$3,390,869	$4,530,621
End of year	$71,560,388	$51,368,231	$4,446,556	$3,586,428	$42,970,532	$31,678,763	$6,493,267	$6,094,129	$4,406,020	$3,390,869

Unit Transactions:
Beginning of year	5,545,133	4,473,960	557,939	399,721	4,409,222	3,692,440	734,726	771,222	449,981	426,871
Purchased	501,256	688,992	3,203	78,622	213,388	731,909	27,355	103,920	18,133	53,474
Transferred between Sub-Accounts and Fixed Accumulation Account	131,790	762,009	8,157	105,028	209,489	251,816	(112,083)	(49,263)	5,020	17,539
Withdrawn, surrendered and annuitized	(413,581)	(379,828)	(32,820)	(25,432)	(238,092)	(266,943)	(60,288)	(91,153)	(30,242)	(47,903)
End of year	5,764,598	5,545,133	536,479	557,939	4,594,007	4,409,222	589,710	734,726	442,892	449,981

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCA Sub-Account		SCB Sub-Account		SCC Sub-Account		SCD Sub-Account		SCE Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	$677,407	$(181,413)	$(797,255)	$(377,029)	$(17,339)	$(13,276)	$-	$(23,421)	$-	$(5,508)
Net realized gains (losses)	302,174	(331,103)	(1,099,020)	(431,400)	(162,631)	(240,791)	1	(1,201,719)	-	(281,006)
Net unrealized gains (losses)	2,806,952	(804,491)	21,621,891	(4,910,400)	844,589	(424,250)	-	107,959	-	17,448
Increase (Decrease) in net assets from operations	$3,786,533	$(1,317,007)	$19,725,616	$(5,718,829)	$664,619	$(678,317)	$1	$(1,117,181)	$-	$(269,066)

Participant transactions:
Accumulation activity:
Purchase payments received	$564,780	$1,754,687	$8,099,562	$7,286,870	$164,918	$443,489	$-	$513,895	$-	$138,623
Net transfers between Sub-Accounts and Fixed Account	193,628	1,115,688	1,935,553	24,156,331	59,184	519,219	-	(1,336,034)	-	(277,503)
Withdrawals, surrenders, annuitizations and contract charges	(1,168,544)	(1,243,236)	(3,956,694)	(2,238,424)	(273,074)	(179,186)	(1)	(41,582)	-	(11,521)
Net accumulation activity	$(410,136)	$1,627,139	$6,078,421	$29,204,777	$(48,972)	$783,522	$(1)	$(863,721)	$-	$(150,401)

Annuitization activity:
Annuitizations	$-	$-	$39,385	$6,757	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(2,298)	(2,382)	(4,581)	(3,057)	-	(147)	-	-	-	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	5,598	5,785	(753)	3,150	-	2,332	-	-	-	-
Net annuitization activity	$3,300	$3,403	$34,051	$6,850	$-	$2,185	$-	$-	$-	$-
Increase (Decrease) in net assets from participant transactions	$(406,836)	$1,630,542	$6,112,472	$29,211,627	$(48,972)	$785,707	$(1)	$(863,721)	$-	$(150,401)

Increase (Decrease) in net assets	$3,379,697	$313,535	$25,838,088	$23,492,798	$615,647	$107,390	$-	$(1,980,902)	$-	$(419,467)

Net assets:
Beginning of year	$13,108,916	$12,795,381	$42,832,704	$19,339,906	$2,580,261	$2,472,871	$-	$1,980,902	$-	$419,467
End of year	$16,488,613	$13,108,916	$68,670,792	$42,832,704	$3,195,908	$2,580,261	$-	$-	$-	$-

Unit Transactions:
Beginning of year	1,323,897	1,179,279	4,469,212	1,560,208	324,332	237,971	-	279,791	-	76,141
Purchased	54,434	172,603	749,184	622,579	19,136	45,211	-	79,839	-	31,995
Transferred between Sub-Accounts and Fixed Accumulation Account	9,968	100,922	345,294	2,499,310	1,074	60,078	-	(350,776)	-	(104,774)
Withdrawn, surrendered and annuitized	(105,568)	(128,907)	(375,606)	(212,885)	(30,702)	(18,928)	-	(8,854)	-	(3,362)
End of year	1,282,731	1,323,897	5,188,084	4,469,212	313,840	324,332	-	-	-	-

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCF Sub-Account		SCG Sub-Account		SCH Sub-Account		SCI Sub-Account		SCJ Sub-Account
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)
Operations:
Net investment income (loss)	$-	$(76,723)	$-	$(26,217)	$(75,064)	$(44,281)	$(53,296)	$(42,025)	$(101,898)	$(30,078)
Net realized gains (losses)	-	(1,545,825)	(1)	(306,876)	(47,485)	(93,940)	(222,771)	(566,365)	(225,369)	(445,030)
Net unrealized gains (losses)	-	(32,833)	-	(13,899)	1,714,455	(409,925)	1,087,370	(518,621)	2,019,222	(419,656)
Increase (Decrease) in net assets from operations	$-	$(1,655,381)	$(1)	$(346,992)	$1,591,906	$(548,146)	$811,303	$(1,127,011)	$1,691,955	$(894,764)

Participant transactions:
Accumulation activity:
Purchase payments received	$-	$1,270,918	$(8)	$384,177	$216,776	$1,132,838	$643,301	$1,275,853	$754,043	$1,388,049
Net transfers between Sub-Accounts and Fixed Account	-	(3,733,354)	22	(734,471)	219,930	3,037,414	833,638	385,892	736,768	5,374,277
Withdrawals, surrenders, annuitizations and contract charges	-	(2,45,506)	(13)	(75,829)	(482,580)	(294,783)	(247,334)	(145,566)	(189,009)	(186,344)
Net accumulation activity	$-	$(2,707,942)	$1	$(426,123)	$(45,874)	$3,875,469	$1,229,605	$1,516,179	$1,301,802	$6,575,982

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$-	$192	$-	$-	$17,976	$-
Annuity payments and contract charges	-	-	-	(155)	(1,832)	(2,251)	(1,350)	(134)	(837)	-
Annuity transfers	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserve	-	-	-	-	(172)	808	1,257	-	63	-
Net annuitization activity	$-	$-	$-	$(155)	$(2,004)	$(1,251)	$(93)	$(134)	$17,202	$-
Increase (Decrease) in net assets from participant transactions	$-	$(2,707,942)	$1	$(426,278)	$(47,878)	$3,874,218	$1,229,512	$1,516,045	$1,319,004	$6,575,982

Increase (Decrease) in net assets	$-	$(43,363,323)	$-	$(773,270)	$1,544,028	$3,326,072	$2,040,815	$389,034	$3,010,959	$5,681,218

Net assets:
Beginning of year	$-	$4,363,323	$-	$773,270	$4,842,702	$1,516,630	$2,818,332	$2,429,298	$5,681,218	$-
End of year	$-	$-	$-	$-	$6,386,730	$4,842,702	$4,859,147	$2,818,332	$8,692,177	$5,681,218

Unit Transactions:
Beginning of year	-	430,414	-	90,980	550,836	154,774	461,060	280,389	760,555	-
Purchased	-	137,679	-	43,592	22,485	117,198	73,252	162,212	72,655	136,250
Transferred between Sub-Accounts and Fixed Accumulation Account	-	(538,768)	-	(125,362)	13,841	311,262	88,835	39,934	57,729	647,050
Withdrawn, surrendered and annuitized	-	(29,325)	-	(9,210)	(48,204)	(32,398)	(35,347)	(21,475)	(21,169)	(22,745)
End of year	-	-	-	-	538,958	550,836	587,800	461,060	869,770	760,555

(c) For the period May 1,2002 (commencement of operations) through December 31,2002.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts

Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCK Sub-Account		SCL Sub-Account		SCM Sub-Account
	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)	Year Ended December 31, 2003	Period Ended December 31, 2002 (c)	Year Ended December 31, 2003	Period Ended December 31, 2002 (e)
Operations:
Net investment income (loss)	$(44,235)	$(16,793)	$(38,927)	$(9,088)	$5,109	$(228)
Net realized gains (losses)	(180,609)	(347,530)	98,217	(116,851)	28,296	(981)
Net unrealized gains (losses)	1,347,207	(246,575)	798,666	(2,739)	273,374	4,217
Increase (Decrease) in net assets from operations	$1,122,363	$(610,898)	$857,956	$(128,678)	$306,779	$3,008

Participant transactions:
Accumulation activity:
Purchase payments received	$1,015,924	$1,467,945	$284,744	$427,351	$112,728	$12,447
Net transfers between Sub-Accounts and Fixed Account	15,811	3,720,135	1,185,935	1,934,020	1,834,214	121,138
Withdrawals, surrenders, annuitizations and contract charges	(359,154)	(153,106)	(163,539)	(71,480)	(17,432)	(350)
Net accumulation activity	$672,581	$5,034,974	$1,307,140	$2,289,891	$1,929,510	$133,235

Annuitization activity:
Annuitizations	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(577)	-	(1,668)	-	(379)	-
Annuity transfers	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserve	(164)	-	(721)	-	(393)	-
Net annuitization activity	$(741)	$-	$(2,389)	$-	$(772)	$-
Increase (Decrease) in net assets from participant transactions	$671,840	$5,034,974	$1,304,751	$2,289,891	$1,928,738	$133,235

Increase (Decrease) in net assets	$1,794,203	$4,424,076	$2,162,707	$2,161.213	$2,235,517	$136,243

Net assets:
Beginning of year	$4,424,076	$-	$2,161,213	$-	$136,243	$-
End of year	$6,218,279	$4,424,076	$4,323,920	$2,161,213	$2,371,760	$136,243

Unit Transactions:
Beginning of year	568,391	-	282,059	-	18,231	-
Purchased	100,573	141,807	24,223	40,533	8,939	1,425
Transferred between Sub-Accounts and Fixed Accumulation Account	(17,442)	445,240	94,772	251,227	176,684	16,854
Withdrawn, surrendered and annuitized	(40,983)	(18,656)	(17,781)	(9,701)	(2,612)	(48)
End of year	610,539	568,391	383,273	282,059	201,242	18,231

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') is a separate account of Sun Life of Assurance Company of Canada (U.S.), (the ''Sponsor''), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts (collectively, the ''Contracts'') and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Salomon Brothers Variable Series Funds, Inc. With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroader Advisers, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, First Eagle Variable Fund, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Templeton Securities Fund. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, First Eagle Variable Fund, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, First Eagle Variable Fund, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, First Eagle Variable Fund, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%	-	-	-	-	-	-	-
Futurity II contracts	1.25%	-	-	-	-	-	-	-
Futurity Focus contracts	1.00%	-	-	-	-	-	-	-
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%	1.85%	-	-	-
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	1.80%	-
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	1.55%	-
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	1.75%	-
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	2.30%	2.50%
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	2.05%	2.20%
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	2.30%	-
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.40%	2.55%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant's account value in Account Years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year. As reimbursement for administrative expenses attributable to contracts which exceed the revenues received from the Account Fees, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such Contracts.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.23% and .65% to 1.25% of the Fund's net assets, respectively.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

For the year ended December 31, 2003, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the Withdrawals, surrenders and annuitizations line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$82	$-
V.I. Core Equity Fund Series 2	80	-
V.I. Capital Appreciation Fund	17,217	9,733
V.I. Growth Fund	23,161	26,445
V.I. Growth and Income Fund	19,611	26,181
V.I. International Equity Fund	14,375	30,941
V.I. Value Fund	2,943	4,725
V.I. Capital Appreciation Fund Series 2	90	21
V.I. International Growth Fund Series 2	55	170
V.I. Premier Equity Fund Series 2	30	-
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	12,791	66,327
The Alger American Fund
Growth Portfolio	23,044	71,351
Income and Growth Portfolio	15,594	25,269
Small Capitalization Portfolio	6,072	11,843
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	3,305	9,935
Technology Fund	1,487	2,396
Growth and Income Fund	11,013	44,022
Worldwide Privatization Fund	1,001	3,190
Quasar Fund	315	61
Credit Suisse Institutional
Emerging Markets Portfolio	722	5,176
International Equity Portfolio	625	745

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Credit Suisse Institutional - continued	Contract Charges	Surrender Charges
Global Post-Venture Capital Portfolio	283	763
Small Company Growth Portfolio	936	1,808
Fidelity Variable Insurance Products Funds
VIP Contrafund	6,910	27,849
VIP Overseas Fund	2,448	8,341
VIP Growth Fund	14,367	44,851
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	227	590
Foreign Securities Fund Class 2	346	198
Goldman Sachs Variable Insurance Trust
VIT CORE Large Cap Growth Fund	-	-
VIT CORE Small Cap Equity Fund	2,135	5,836
VIT CORE US Equity Fund	6,531	10,784
VIT Growth and Income Fund	2,349	6,714
VIT International Equity Fund	3,683	9,015
VIT Internet Tollkeeper Fund	-	-
VIT Capital Growth Fund	720	2,933
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	816	2,862
Small Company Growth Fund	988	1,887
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	5,922	5,807
International Opportunities Portfolio	2,873	5,432
Small Company Portfolio	2,620	2,824
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	44,222	152,469
Mid Cap Value	24,753	63,562
International Portfolio	465	4,336
MFS/Sun Life Series Trust
Capital Appreciation Series	8,550	13,441
Emerging Growth Series	21,458	44,247
Government Securities Series	19,659	114,472
High Yield Series	9,904	24,759
New Discovery S Class	8,883	19,951
Massachusetts Investors Growth Stock S Class	4,232	8,862
High Yield S Class	4,198	20,310
Capital Appreciation S Class	791	2,515
Utilities S Class	1,895	10,064
Emerging Growth S Class	1,083	3,501
Total Return S Class	14,408	56,774
Government Securities S Class	13,051	86,536
Massachusetts Investors Trust S Class	2,793	9,854
Massachusetts Investors Growth Stock Series	16,389	63,067
Massachusetts Investors Trust Series	11,452	27,583
Money Market Series	2,196	25,905
New Discovery Series	16,039	63,969
Total Return Series	16,517	82,808
Utilities Series	12,641	42,033

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
OCC Accumulation Trust
Equity Portfolio	2,995	10,440
Mid Cap Portfolio	3,056	31,439
Small Cap Portfolio	1,692	17,432
Managed Portfolio	715	2,828
PIMCO Variable Insurance Trust
High Yield Portfolio	11,943	30,916
Emerging Markets Bond Portfolio	11,357	38,605
Real Return Portfolio	3,051	10,963
Total Return Portfolio	13,891	14,966
Rydex Variable Trust
Nova Fund	750	2,165
OTC Fund	865	1,803
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	352	1,247
Investors Fund	71	440
Strategic Bond Fund	860	2,097
Total Return Fund	1,072	4,256
Sun Capital Advisers Trust
Sun Capital Money Market Fund	31,301	617,132
Sun Capital Investment Grade Bond Fund	14,749	100,909
Sun Capital Real Estate Fund	21,299	91,084
SC Select Equity Fund	3,244	18,229
SC Blue Chip Mid Cap Fund	23,763	103,418
SC Investors Foundation Fund	1,295	2,792
SC Davis Venture Value Fund	11,851	41,998
SC Davis Financial Fund	2,889	16,112
SC Value Equity Fund	1,839	4,497
SC Value Mid Cap Fund	5,895	26,291
SC Value Small Cap Fund	19,285	71,334
SC Value Managed Fund	892	5,220
SC INVESCO Technology Fund	-	-
SC INVESCO Telecommunications Fund	-	-
SC INVESCO Health Sciences Fund	-	-
SC INVESCO Energy Fund	-	-
SC Neuberger Berman Mid Cap Value Fund	2,313	15,161
SC Neuberger Berman Mid Cap Growth Fund	1,544	6,380
SC Alger Growth Fund	2,079	1,883
SC Alger Income & Growth Fund	1,916	12,409
SC Alger Small Capitalization Fund	1,190	2,415
Sun Capital All Cap Fund	134	352

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity

Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity

Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2003:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$456,226	$81,200
V.I. Core Equity Fund Series 2	298,436	48,503
V.I. Capital Appreciation Fund	4,517,051	6,109,817
V.I. Growth Fund	2,381,260	8,778,034
V.I. Growth and Income Fund	2,807,657	8,242,884
V.I. International Equity Fund	14,856,519	17,369,640
V.I. Value Fund	2,522,554	2,566,810
V.I. Capital Appreciation Fund Series 2	659,395	112,281
V.I. International Growth Fund Series 2	4,902,573	4,395,956
V.I. Premier Equity Fund Series 2	154,059	57,906
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	41,221,742	14,907,168
The Alger American Fund
Growth Portfolio	469,114	9,221,431
Income and Growth Portfolio	688,118	6,733,533
Small Capitalization Portfolio	217,271	2,054,406
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	5,725,656	1,738,941
Technology Fund	2,071,366	1,360,389
Growth and Income Fund	16,523,420	8,234,654
Worldwide Privatization Fund	4,553,176	3,988,875
Quasar Fund	2,103,312	1,780,875
Credit Suisse Institutional
Emerging Markets Portfolio	37,517	310,044
International Equity Portfolio	24,424	108,817
Global Post-Venture Capital Portfolio	21,603	44,903
Small Company Growth Portfolio	203,184	394,455
Fidelity Variable Insurance Products Funds
VIP Contrafund	11,296,844	3,669,719
VIP Overseas Fund	20,594,152	20,238,167
VIP Growth Fund	21,934,774	6,019,803
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,009,247	957,019
Foreign Securities Fund Class 2	19,173,539	17,602,067
Goldman Sachs Variable Insurance Trust
VIT CORE Large Cap Growth Fund	-	-
VIT CORE Small Cap Equity Fund	2,232,968	1,448,779
VIT CORE US Equity Fund	1,388,777	3,678,824
VIT Growth and Income Fund	386,084	887,462
VIT International Equity Fund	1,300,791	1,579,284
VIT Internet Tollkeeper Fund	-	-
VIT Capital Growth Fund	1,338,176	740,236
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	1,202,856	1,802,986
Small Company Growth Fund	3,021,512	1,831,341
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	830,286	2,518,199
International Opportunities Portfolio	344,941	1,108,747
Small Company Portfolio	299,229	710,345
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	34,921,871	22,542,185
Mid Cap Value	27,508,359	7,203,499
International Portfolio	1,496,683	1,020,529

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust
Capital Appreciation Series	1,434,507	3,054,709
Emerging Growth Series	4,654,106	7,966,138
Government Securities Series	17,475,896	35,894,564
High Yield Series	10,196,569	7,996,979
New Discovery S Class	20,092,072	4,598,275
Massachusetts Investors Growth Stock S Class	3,630,259	1,824,123
High Yield S Class	9,244,118	5,890,819
Capital Appreciation S Class	590,999	367,235
Utilities S Class	3,914,536	2,250,514
Emerging Growth S Class	1,879,371	763,102
Total Return S Class	34,231,694	8,303,780
Government Securities S Class	26,546,496	25,644,086
Massachusetts Investors Trust S Class	1,793,555	1,055,323
Massachusetts Investors Growth Stock Series	4,514,236	9,370,582
Massachusetts Investors Trust Series	1,798,647	3,865,921
Money Market Series	3,924,630	6,202,731
New Discovery Series	6,088,851	8,748,838
Total Return Series	11,213,469	11,685,745
Utilities Series	5,475,990	7,456,866
OCC Accumulation Trust
Equity Portfolio	178,280	1,180,324
Mid Cap Portfolio	1,104,007	1,823,616
Small Cap Portfolio	58,847	1,287,193
Managed Portfolio	49,622	326,941
PIMCO Variable Insurance Trust
High Yield Portfolio	48,090,902	17,909,409
Emerging Markets Bond Portfolio	35,107,320	19,988,967
Real Return Portfolio	31,902,541	18,991,365
Total Return Portfolio	70,088,214	28,141,240
Rydex Variable Trust
Nova Fund	2,957,471	3,074,180
OTC Fund	7,863,997	5,376,886
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	83,782	137,541
Investors Fund	73,766	60,113
Strategic Bond Fund	838,946	1,160,202
Total Return Fund	986,247	695,887
Sun Capital Advisers Trust
Sun Capital Money Market Fund	147,690,176	192,798,056
Sun Capital Investment Grade Bond Fund	16,037,126	23,484,852
Sun Capital Real Estate Fund	16,753,716	12,320,359
SC Select Equity Fund	1,891,899	1,926,944
SC Blue Chip Mid Cap Fund	14,578,983	13,339,429
SC Investors Foundation Fund	844,856	917,831
SC Davis Venture Value Fund	6,857,601	5,242,773
SC Davis Financial Fund	1,082,472	2,303,214
SC Value Equity Fund	1,058,428	1,034,673
SC Value Mid Cap Fund	3,892,380	3,627,407
SC Value Small Cap Fund	24,041,784	18,725,814
SC Value Managed Fund	803,694	870,005
SC INVESCO Technology Fund	10,780	10,781
SC INVESCO Telecommunications Fund	11,896	11,896
SC INVESCO Health Sciences Fund	8,004	8,004
SC INVESCO Energy Fund	7,946	7,945
SC Neuberger Berman Mid Cap Value Fund	2,646,574	2,769,344
SC Neuberger Berman Mid Cap Growth Fund	2,097,279	922,320
SC Alger Growth Fund	4,959,303	3,742,260
SC Alger Income & Growth Fund	3,172,397	2,544,628
SC Alger Small Capitalization Fund	3,926,670	2,660,125
Sun Capital All Cap Fund	2,211,051	276,811

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, the investment income ratio and total return for the year ended December 31, 2003 follows.
At December 31			For year ended December 31
	Unit Fair Value	Net	Investment	Expense Ratio	Total Return
Units	lowest to highest	Assets	Income Ratio*	lowest to highest**	lowest to highest***
AG2
	December 31, 2003	47,672	$ 9.0179	to	$ 13.5751	$559,295	- %	1.35%	to	2.30%	22.62%	to	34.98%
	December 31, 2002 (c)	9,933	7.0343	to	10.5140	72,925	-	1.35	to	2.15	(29.66)	to	5.14
AG3
	December 31, 2003	37,791	9.9355	to	12.8547	420,573	1.29	1.35	to	2.25	(0.64)	to	22.48
	December 31, 2002 (c)	11,314	8.1995	to	10.4956	103,888	0.91	1.35	to	2.05	(18.00)	to	4.96
AI1
	December 31, 2003	4,349,721	5.4044	to	10.1966	32,219,547	-	1.15	to	1.85	27.13	to	28.05
	December 31, 2002	4,517,822	4.2491	to	7.9843	26,516,524	-	1.00	to	1.85	(25.76)	to	(25.22)
	December 31, 2001	5,563,655	6.1966	to	11.5712	44,487,725	-	1.15	to	1.85	(24.71)	to	(24.16)
AI2
	December 31, 2003	6,855,680	3.9568	to	7.5127	36,765,991	-	1.00	to	1.85	28.81	to	29.93
	December 31, 2002	8,105,745	3.0701	to	5.8045	34,096,185	-	1.00	to	1.85	(32.50)	to	(31.66)
	December 31, 2001	5,978,099	5.1794	to	9.7277	37,503,852	0.20	1.00	to	1.85	(35.12)	to	(34.55)
AI3
	December 31, 2003	4,977,326	6.0140	to	9.7960	38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
	December 31, 2002	5,737,435	4.9221	to	7.9835	36,108,743	0.29	1.00	to	1.85	(17.15)	to	(16.43)
	December 31, 2001	7,175,804	6.3069	to	10.4760	55,463,593	0.05	1.00	to	1.85	(24.27)	to	(23.61)
AI4
	December 31, 2003	3,910,999	6.1619	to	9.7415	29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
	December 31, 2002	4,224,313	4.8618	to	7.6535	25,474,957	0.36	1.00	to	1.85	(17.24)	to	(16.52)
	December 31, 2001	7,454,026	6.5504	to	10.2443	54,183,196	0.35	1.00	to	1.85	(24.96)	to	(24.30)
AI5
	December 31, 2003	836,085	7.4138	to	7.5558	6,258,571	0.29	1.15	to	1.85	22.77	to	23.64
	December 31, 2002	824,629	6.0388	to	6.1110	5,011,133	0.40	1.15	to	1.85	(31.55)	to	(31.06)
	December 31, 2001 (a)	407,446	7.9492	to	8.9475	3,603,548	0.29	1.15	to	1.85	(11.78)	to	(11.35)
AI7
	December 31, 2003	72,162	9.4277	to	13.4455	816,932	-	1.35	to	2.10	19.18	to	38.45
	December 31, 2002 (c)	14,094	7.4505	to	10.5504	117,551	-	1.10	to	1.90	(25.49)	to	5.50
AI8
	December 31, 2003	60,796	10.2842	to	12.7345	711,484	0.49	1.35	to	2.10	3.21	to	27.34
	December 31, 2002 (c)	4,093	8.1645	to	9.6921	34,395	0.31	1.35	to	2.15	(18.36)	to	(3.08)
AI9
	December 31, 2003	11,352	8.6724	to	12.8355	128,016	0.42	1.35	to	2.10	(12.65)	to	27.99
	December 31, 2002 (c)	2,289	7.0926	to	10.4230	18,018	1.52	1.35	to	2.05	(29.07)	to	4.23
SGI
	December 31, 2003	6,087,549	13.5150	to	16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	66.82
	December 31, 2002 (d)	3,996,990	10.8885	to	11.1493	44,526,797	1.47	1.00	to	2.25	8.88	to	11.49
AL1
	December 31, 2003	6,967,886	5.8495	to	10.7391	51,067,194	-	1.15	to	1.85	32.66	to	33.63
	December 31, 2002	8,205,394	4.4070	to	8.0565	45,485,920	0.04	1.00	to	1.85	(34.20)	to	(33.66)
	December 31, 2001	10,169,607	7.0163	to	12.8134	87,365,194	0.24	1.00	to	1.85	(13.46)	to	(12.70)
AL2
	December 31, 2003	3,733,810	6.4358	to	11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
	December 31, 2002	4,500,052	5.0475	to	9.2993	30,858,383	0.67	1.00	to	1.85	(32.38)	to	(31.79)
	December 31, 2001	5,785,259	7.8053	to	14.2870	59,309,865	0.38	1.00	to	1.85	(15.92)	to	(15.18)
AL3
	December 31, 2003	1,243,757	4.8755	to	8.1817	8,177,252	-	1.15	to	1.85	39.71	to	40.73
	December 31, 2002	1,566,452	3.4879	to	5.8292	7,351,571	-	1.00	to	1.85	(28.52)	to	(27.06)
	December 31, 2001	1,962,751	5.2129	to	8.8215	12,963,425	0.06	1.15	to	1.85	(30.83)	to	(30.32)
AN1
	December 31, 2003	1,617,322	7.0074	to	12.6139	12,001,089	-	1.15	to	2.25	10.44	to	25.69
	December 31, 2002	1,052,237	5.7871	to	10.3646	6,201,326	-	1.15	to	2.25	(32.12)	to	3.65
	December 31, 2001 (a)	601,780	7.6530	to	8.7181	5,144,499	-	1.15	to	1.85	(14.74)	to	(14.33)
AN2
	December 31, 2003	396,141	6.4863	to	14.9298	2,817,763	-	1.15	to	2.10	(14.49)	to	48.87
	December 31, 2002	304,747	4.5958	to	10.5250	1,440,238	-	1.15	to	2.05	(42.89)	to	5.25
	December 31, 2001 (a)	157,358	6.9178	to	8.2622	1,269,256	-	1.15	to	1.85	(19.53)	to	(19.15)
AN3
	December 31, 2003	4,877,794	9.1366	to	13.7258	46,061,707	0.85	1.00	to	2.30	(2.87)	to	36.58
	December 31, 2002	3,865,669	7.0422	to	10.5259	27,536,338	0.58	1.00	to	2.05	(28.86)	to	5.26
	December 31, 2001 (a)	1,689,129	8.4391	to	9.3829	15,672,268	0.05	1.15	to	1.85	(7.70)	to	(7.26)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value			Net	Investment	Expense Ratio			Total Return
		Units	lowest to highest			Assets	Income Ratio*	lowest to highest**			lowest to highest***
AN4
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.14	to	48.59
	December 31, 2002	287,342	8.0044	to	10.2672	2,363,754	2.18	1.15	to	2.05	(10.75)	to	2.67
	December 31, 2001 (a)	37,676	6.7392	to	9.2621	321,781	0.01	1.15	to	1.85	(14.82)	to	(14.41)
AN5
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464	-	1.15	to	2.25	(8.28)	to	52.18
	December 31, 2002	75,132	6.2510	to	10.4054	483,853	-	1.15	to	1.85	(33.32)	to	4.05
	December 31, 2001 (a)	207,369	7.3630	to	9.3784	1,950,541	-	1.15	to	1.85	(6.25)	to	(5.80)
CS1
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211	-	1.15	to	1.40	40.88	to	41.25
	December 31, 2002	107,756	6.9038	to	9.8390	975,201	0.18	1.00	to	1.40	(12.80)	to	(12.57)
	December 31, 2001	124,190	8.3385	to	11.8873	1,308,142	-	1.15	to	1.85	(10.92)	to	(10.68)
CS2
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58
	December 31, 2002	76,619	6.0714	to	6.9377	508,636	-	1.00	to	1.40	(21.03)	to	(20.82)
	December 31, 2001	104,918	8.3953	to	9.5960	883,610	-	1.15	to	1.85	(29.64)	to	(29.45)
CS3
	December 31, 2003	41,071	7.9175	to	9.6439	381,993	-	1.15	to	1.40	45.59	to	45.98
	December 31, 2002	43,870	5.4371	to	6.6239	280,672	-	1.00	to	1.40	(35.08)	to	(34.91)
	December 31, 2001	58,715	9.3337	to	11.3746	576,848	-	1.15	to	1.40	(23.27)	to	(23.16)
CS4
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976	-	1.15	to	1.40	46.47	to	46.86
	December 31, 2002	139,231	6.4522	to	8.0857	1,045,016	-	1.00	to	1.40	(34.62)	to	(34.45)
	December 31, 2001	252,504	9.7884	to	12.2702	2,952,097	-	1.15	to	1.85	(17.19)	to	(16.97)
FL1
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	7.03	to	29.88
	December 31, 2002	1,422,859	8.3687	to	10.3067	12,043,799	0.37	1.15	to	2.25	(13.61)	to	3.07
	December 31, 2001 (a)	301,559	8.2113	to	9.5741	2,851,982	-	1.15	to	1.85	(5.68)	to	(5.23)
FL2
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	(10.68)	to	41.39
	December 31, 2002	923,348	6.2595	to	9.8147	5,872,825	0.73	1.15	to	2.25	(22.98)	to	(1.85)
	December 31, 2001 (a)	2,991,637	7.4421	to	8.5233	24,051,764	-	1.15	to	1.85	(19.82)	to	(19.44)
FL3
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	(21.21)	to	35.94
	December 31, 2002	5,065,258	5.9183	to	10.4634	30,420,886	0.12	1.15	to	2.25	(32.04)	to	4.63
	December 31, 2001 (a)	3,773,079	7.7787	to	8.8778	32,730,723	-	1.15	to	1.85	(13.49)	to	(13.08)
FTG
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.43	to	38.47
	December 31, 2002 (d)	2,357	10.0133	to	10.5995	24,668	-	1.00	to	2.30	0.13	to	5.99
FTI
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.04	to	36.96
	December 31, 2002 (d)	54,719	10.4408	to	10.4595	572,025	-	1.00	to	2.30	4.41	to	4.59
GS1
	December 31, 2003	-	-		-	-	-	-	to	-	-		-
	December 31, 2002	-	-		-	-	-	1.00	to	1.85	-
	December 31, 2001	2,906,746	5.5990	to	9.3984	21,570,379	0.03	1.15	to	1.85	(22.24)	to	(21.67)
GS2
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
	December 31, 2002	505,836	7.9514	to	11.0207	4,909,310	0.23	1.00	to	1.85	(17.12)	to	(15.93)
	December 31, 2001	668,766	9.0737	to	12.4635	7,691,027	0.31	1.15	to	1.85	2.58	to	3.33
GS3
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	23.28	to	36.53
	December 31, 2002	1,993,373	5.7633	to	10.6802	14,150,917	0.55	1.00	to	2.05	(23.34)	to	6.80
	December 31, 2001	2,154,860	7.7804	to	11.1917	20,333,064	0.44	1.15	to	1.85	(13.58)	to	(12.95)
GS4
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
	December 31, 2002	703,658	7.0501	to	8.2167	5,375,072	1.34	1.00	to	1.85	(12.98)	to	(12.35)
	December 31, 2001	887,554	8.2218	to	9.6366	7,760,248	0.45	1.15	to	1.85	(11.03)	to	(10.37)
GS5
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
	December 31, 2002	1,048,203	5.2595	to	7.2798	6,737,841	0.98	1.00	to	1.85	(19.85)	to	(19.27)
	December 31, 2001	1,311,340	7.2538	to	9.9775	10,458,720	1.45	1.15	to	1.85	(23.71)	to	(23.15)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Fair Value			Net	Investment	Expense Ratio			Total Return
		Units	lowest to highest			Assets	Income Ratio*	Lowest to highest**			lowest to highest***
GS6
	December 31, 2003	-	-		-	-	-	1.15	to	1.85	-		-
	December 31, 2002	-	-		-	-	-	1.15	to	1.85	-		-
	December 31, 2001 (a)	46,526	6.545	to	7.6518	335,126	-	1.15	to	1.85	(28.17)	to	(27.82)
GS7
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	15.97	to	29.29
	December 31, 2002	294,424	6.5275	to	10.6221	1,951,108	0.27	1.15	to	2.05	(26.45)	to	6.22
	December 31, 2001 (a)	90,647	8.5073	to	9.0546	798,856	0.23	1.15	to	1.85	(12.08)	to	(11.69)
IV1
	December 31, 2003	265,834	7.2709	to	14.8235	2,049,623	-	1.15	to	2.25	(6.63)	to	47.81
	December 31, 2002	393,726	5.3748	to	10.9025	2,135,358	-	1.15	to	2.05	(34.08)	to	9.02
	December 31, 2001 (a)	170,065	7.2534	to	8.3429	1,371,474	-	1.15	to	1.85	(19.59)	to	(19.20)
IV2
	December 31, 2003	367,540	7.8009	to	14.0319	3,142,310	-	1.15	to	2.30	26.41	to	40.32
	December 31, 2002	227,469	5.9564	to	10.6445	1,374,325	-	1.15	to	2.05	(32.39)	to	6.45
	December 31, 2001 (a)	105,665	7.4813	to	8.7461	933,440	-	1.15	to	1.85	(11.90)	to	(11.48)
JP1
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
	December 31, 2002	1,646,234	5.4944	to	7.1758	11,099,926	0.05	1.00	to	1.85	(26.02)	to	(25.48)
	December 31, 2001	2,063,692	7.7128	to	10.1168	18,832,702	0.48	1.15	to	1.85	(13.55)	to	(12.92)
JP2
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
	December 31, 2002	691,691	5.4639	to	7.5437	4,472,500	0.49	1.00	to	1.85	(19.82)	to	(19.24)
	December 31, 2001	915,732	7.2397	to	10.0974	7,427,975	0.95	1.15	to	1.85	(20.65)	to	(20.07)
JP3
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284	-	1.15	to	1.85	33.46	to	34.43
	December 31, 2002	565,247	5.9300	to	9.4647	4,418,747	0.21	1.00	to	1.85	(23.10)	to	(22.54)
	December 31, 2001	664,931	7.6661	to	12.2520	6,757,718	0.04	1.15	to	1.85	(9.74)	to	(9.08)
LA1
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	(0.18)	to	37.39
	December 31, 2002	12,899,028	7.7730	to	10.7219	116,450,425	0.51	1.00	to	2.25	(22.27)	to	7.22
	December 31, 2001 (a)	11,399,173	9.8977	to	12.8855	130,365,761	0.85	1.00	to	1.85	(8.45)	to	(7.66)
LA2
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	2.51	to	30.31
	December 31, 2002	4,868,436	8.3835	to	10.6794	44,797,324	0.69	1.00	to	2.25	(16.17)	to	6.79
	December 31, 2001 (a)	2,281,117	8.9499	to	9.9510	23,695,759	0.84	1.15	to	1.85	3.44	to	3.90
LA3
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	(10.40)	to	43.17
	December 31, 2002	158,181	6.3410	to	8.2983	1,021,388	1.23	1.00	to	1.85	(19.23)	to	(17.02)
	December 31, 2001	42,292	7.0106	to	8.9279	332,937	0.29	1.15	to	1.85	(21.47)	to	(21.12)
CAS
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670	-	1.15	to	1.85	(45.99)	to	27.25
	December 31, 2002	2,385,864	3.7729	to	6.3834	12,330,965	0.18	1.00	to	1.85	(33.64)	to	(33.06)
	December 31, 2001	3,296,185	6.1469	to	10.5012	25,983,854	0.36	1.00	to	1.85	(26.71)	to	(26.07)
EGS
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648	-	1.15	to	1.85	29.06	to	30.00
	December 31, 2002	4,741,685	3.2150	to	7.0556	23,694,820	-	1.00	to	1.85	(35.40)	to	(34.92)
	December 31, 2001	6,733,222	5.6007	to	12.2101	52,492,438	-	1.15	to	1.85	(35.80)	to	(35.33)
GSS
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	6,101,434	11.8031	to	12.9882	75,660,507	4.17	1.00	to	1.85	7.77	to	8.70
	December 31, 2001	4,640,049	10.7500	to	11.6010	53,198,300	5.16	1.10	to	1.85	5.45	to	6.37
HYS
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	18.80	to	20.34
	December 31, 2002	2,506,679	9.2399	to	9.9067	24,127,067	11.38	1.00	to	1.85	0.85	to	1.53
	December 31, 2001	4,366,787	9.3145	to	9.8965	41,407,521	8.60	1.15	to	1.85	(0.14)	to	0.59
M1A
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153	-	1.00	to	2.55	(11.72)	to	36.28
	December 31, 2002	2,563,610	6.6708	to	10.2978	17,299,280	-	1.00	to	2.25	(34.89)	to	2.98
	December 31, 2001 (b)	234,663	8.0788	to	9.9670	2,417,131	-	1.15	to	1.85	2.86	to	3.12

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Fair Value			Net	Investment	Expense Ratio				Total Return
		Units	lowest to highest			Assets	Income Ratio*	Lowest to highest**				lowest to highest***
M1B
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398	-	1.00	to	2.10	12.04	to	23.65
	December 31, 2002	1,096,685	6.8823	to	10.2544	7,605,453	0.12	1.00	to	2.05	(30.61)	to	2.54
	December 31, 2001 (b)	352,547	8.0479	to	9.8053	3,443,901	-	1.15	to	1.85	(2.45)	to	(2.21)
MFC
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	26.50
	December 31, 2002	1,187,722	9.9081	to	10.6129	11,857,623	9.95	1.15	to	2.25	(0.24)	to	6.13
	December 31, 2001 (b)	375,235	8.4040	to	9.8255	3,706,867	-	1.15	to	1.85	(1.34)	to	(1.09)
MFD
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423	-	1.15	to	2.05	19.50	to	33.68
	December 31, 2002	175,129	6.4212	to	7.0533	1,134,232	0.16	1.15	to	2.05	(35.57)	to	(29.47)
	December 31, 2001 (b)	75,869	7.6216	to	9.8565	737,135	-	1.15	to	1.85	(2.96)	to	(2.75)
MFE
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	5.51	to	48.75
	December 31, 2002	510,083	6.6338	to	11.0756	3,420,665	4.08	1.15	to	2.25	(33.11)	to	10.76
	December 31, 2001 (b)	282,084	7.5521	to	9.2085	2,517,114	-	1.15	to	1.85	(10.89)	to	(10.67)
MFF
	December 31, 2003	334,738	8.0389	to	13.5516	2,853,477	-	1.15	to	2.30	22.18	to	35.13
	December 31, 2002	196,254	6.2456	to	10.4752	1,243,360	-	1.15	to	2.15	(37.03)	to	4.75
	December 31, 2001 (b)	100,216	7.8897	to	9.2854	973,048	-	1.15	to	1.85	(3.06)	to	(2.83)
MFJ
	December 31, 2003	5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	2.50	to	20.93
	December 31, 2002	3,318,943	8.9888	to	10.5296	30,878,557	2.83	1.00	to	2.10	(10.11)	to	5.30
	December 31, 2001 (b)	869,203	8.1437	to	9.7889	8,657,514	-	1.15	to	1.85	(0.53)	to	(0.29)
MFK
	December 31, 2003	3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	10.10
	December 31, 2002	3,416,760	10.2177	to	10.9818	37,239,740	3.48	1.00	to	2.25	2.18	to	8.42
	December 31, 2001 (b)	628,219	8.4902	to	10.2440	6,351,596	-	1.15	to	1.85	0.99	to	1.24
MFL
	December 31, 2003	716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	(9.23)	to	25.84
	December 31, 2002	656,869	7.4454	to	10.4542	4,924,354	0.97	1.15	to	2.05	(23.48)	to	4.54
	December 31, 2001 (b)	276,474	7.8888	to	9.6608	2,671,470	-	1.15	to	1.85	(3.49)	to	(3.26)
MIS
	December 31, 2003	5,040,025	5.3962	to	7.7346	32,510,969	-	1.00	to	1.85	21.11	to	22.15
	December 31, 2002	5,812,738	4.4535	to	6.3607	31,031,630	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	7,310,990	6.8988	to	9.7996	55,294,423	0.11	1.10	to	1.85	(26.29)	to	(25.65)
MIT
	December 31, 2003	3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
	December 31, 2002	3,718,258	6.1229	to	7.2574	24,563,903	1.07	1.00	to	1.85	(22.69)	to	(22.12)
	December 31, 2001	4,731,430	8.3767	to	9.9278	40,259,945	0.77	1.15	to	1.85	(17.30)	to	(16.70)
MMS
	December 31, 2003	298,820	11.2846			3,372,148	0.63		1.40		(0.76)
	December 31, 2002	496,876	11.3710			5,650,249	1.27		1.40		(0.12)
	December 31, 2001	598,302	11.2904			6,809,800	3.44		1.25		2.34
NWD
	December 31, 2003	4,304,375	6.9289	to	12.9631	39,569,126	-	1.00	to	1.85	32.79	to	33.94
	December 31, 2002	4,545,469	5.2153	to	9.6919	31,691,182	-	1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	3,148,941	7.8672	to	14.4709	34,145,689	-	1.00	to	1.85	(6.88)	to	(6.07)
TRS
	December 31, 2003	4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	19.36
	December 31, 2002	4,565,050	9.4901	to	11.0783	47,864,709	3.16	1.00	to	1.85	(7.46)	to	(6.66)
	December 31, 2001	4,188,905	10.2072	to	11.8762	47,271,929	3.01	1.10	to	1.85	(1.36)	to	(0.50)
UTS
	December 31, 2003	3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	3,365,478	5.3699	to	8.0597	23,176,843	3.80	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	5,070,993	8.4643	to	12.6248	46,649,921	3.77	1.15	to	1.85	(25.72)	to	(25.18)
OP1
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.39	to	27.11
	December 31, 2002	687,993	7.8992	to	8.2355	5,675,742	1.01	1.00	to	1.85	(22.87)	to	(22.31)
	December 31, 2001	1,054,691	10.7412	to	11.2525	11,224,190	0.93	1.15	to	1.85	(13.15)	to	(8.08)
OP2
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289	-	1.15	to	1.85	29.98	to	30.92
	December 31, 2002	579,459	13.9078	to	15.2044	8,615,606	-	1.00	to	1.85	(8.85)	to	(8.19)
	December 31, 2001	900,726	14.3036	to	15.6418	14,564,433	0.21	1.15	to	1.85	4.58	to	5.34

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity

Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity

Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value			Net	Investment	Expense Ratio			Total Return
		Units	lowest to highest			Assets	Income Ratio*	Lowest to highest**			lowest to highest***
OP3
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
	December 31, 2002	330,269	9.3830	to	12.6653	3,660,269	0.08	1.00	to	1.85	(23.09)	to	(22.53)
	December 31, 2001	536,606	11.3704	to	15.2911	7,470,840	1.07	1.15	to	1.85	6.32	to	7.09
OP4
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	4.45	to	20.37
	December 31, 2002	206,097	8.6487	to	9.0659	1,860,060	2.18	1.00	to	1.85	(18.42)	to	(17.83)
	December 31, 2001	304,247	10.9367	to	11.5107	3,346,490	2.37	1.15	to	1.85	(6.44)	to	(6.00)
PHY
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	32.51
	December 31, 2002 (d)	2,764,653	10.8107	to	10.9945	29,938,965	10.40	1.00	to	2.30	8.11	to	9.95
PMB
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05	to	51.76
	December 31, 2002 (d)	2,694,865	11.2045	to	11.6365	31,322,058	7.96	1.00	to	2.30	12.04	to	16.37
PRR
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.57	to	11.88
	December 31, 2002 (d)	161,628	10.0645	to	10.0894	1,660,281	3.29	1.00	to	2.30	0.64	to	0.89
PTR
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)	to	7.33
	December 31, 2002 (d)	4,171,216	10.1935	to	10.4195	42,621,301	4.28	1.00	to	2.30	1.93	to	4.20
RX1
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326	-	1.15	to	2.10	(28.93)	to	44.81
	December 31, 2002	178,307	5.1947	to	6.3585	937,500	3.43	1.15	to	2.05	(36.92)	to	(36.42)
	December 31, 2001 (a)	25,047	7.5481	to	9.1202	206,738	3.83	1.40	to	1.85	(17.65)	to	(17.34)
RX2
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452	-	1.15	to	2.10	(31.85)	to	62.00
	December 31, 2002	184,922	4.7490	to	11.2833	905,669	-	1.15	to	1.90	(41.43)	to	12.83
	December 31, 2001 (a)	207,526	6.4472	to	8.2307	1,646,368	-	1.40	to	1.85	(20.84)	to	(20.49)
SB1
	December 31, 2003	45,933	15.5041			712,300	0.26		1.40		37.12
	December 31, 2002	50,322	11.3073			569,133	0.36		1.40		(25.10)
	December 31, 2001	58,507	15.3706			895,117	1.06		1.40		(0.84)
SB2
	December 31, 2003	45,865	11.9790			549,419	1.44		1.40		30.51
	December 31, 2002	44,173	9.1789			405,465	1.10		1.40		(24.11)
	December 31, 2001	46,806	12.4261			566,123	0.77		1.40		(5.48)
SB3
	December 31, 2003	227,701	13.8926			3,194,920	5.04		1.40		11.67
	December 31, 2002	266,350	12.4412			3,343,591	4.55		1.40		7.34
	December 31, 2001	312,493	11.3543			3,651,666	4.01		1.40		5.43
SB4
	December 31, 2003	303,978	11.0262			3,364,835	1.77		1.40		14.32
	December 31, 2002	280,674	9.6453			2,719,538	1.25		1.40		(8.15)
	December 31, 2001	377,628	10.5189			3,979,916	2.50		1.40		(2.18)
SC1
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50	(2.03)	to	(0.46)
	December 31, 2002	13,525,823	9.9092	to	11.0128	143,088,640	1.11	1.00	to	2.25	(0.91)	to	0.11
	December 31, 2001	10,787,454	10.9209	to	10.6595	115,305,491	3.13	1.00	to	1.85	1.66	to	2.55
SC2
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10	7.35	to	22.91
	December 31, 2002	5,494,856	10.3315	to	11.893	64,022,576	5.62	1.00	to	2.25	3.25	to	4.00
	December 31, 2001	7,089,173	10.7052	to	11.2878	79,912,659	6.01	1.15	to	1.85	5.24	to	6.01
SC3
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047	-	1.00	to	2.55	21.37	to	66.01
	December 31, 2002	3,241,508	9.5184	to	15.1589	42,368,386	6.02	1.00	to	2.25	(4.82)	to	6.17
	December 31, 2001	1,408,479	11.0724	to	13.8086	18,358,466	5.46	1.15	to	1.85	10.47	to	11.27
SC4
	December 31, 2003	999,284	6.0621	to	14.1568	7,554,286	0.37	1.15	to	2.10	(4.21)	to	41.57
	December 31, 2002	1,023,813	4.7131	to	10.9474	5,839,902	0.15	1.00	to	2.05	(29.21)	to	9.47
	December 31, 2001	994,748	6.7732	to	10.2515	8,230,145	0.24	1.15	to	1.85	(17.81)	to	(17.20)
SC5
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388	-	1.00	to	2.55	7.18	to	39.73
	December 31, 2002	5,545,133	7.4927	to	13.0085	51,368,231	-	1.00	to	2.25	(19.65)	to	4.75
	December 31, 2001	4,473,960	8.7568	to	15.1331	51,486,712	-	1.00	to	1.85	(5.06)	to	(4.24)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
			Unit Fair Value			Net	Investment	Expense Ratio			Total Return
		Units	lowest to highest			Assets	Income Ratio*	lowest to highest**			lowest to highest***
SC6
	December 31, 2003	536,479	7.5228	to	13.3374	4,446,556	0.80	1.15	to	2.05	(4.08)	to	33.37
	December 31, 2002	557,939	5.8981	to	7.5365	3,586,428	0.49	1.00	to	2.05	(26.23)	to	(24.63)
	December 31, 2001	399,721	8.1455	to	10.3172	3,569,703	0.36	1.15	to	1.85	(9.64)	to	(8.98)
SC7
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30	(5.76)	to	34.96
	December 31, 2002	4,409,222	7.0467	to	10.5355	31,678,763	-	1.00	to	2.15	(17.84)	to	5.35
	December 31, 2001	3,692,440	8.5577	to	9.0832	32,120,228	0.53	1.00	to	1.85	(12.27)	to	(11.51)
SC8
	December 31, 2003	589,710	9.9475	to	14.1380	6,493,267	0.45	1.15	to	2.10	31.67	to	41.38
	December 31, 2002	734,726	7.5318	to	10.6525	6,094,129	0.15	1.00	to	2.05	(19.97)	to	6.53
	December 31, 2001	771,222	9.4147	to	10.4689	7,997,588	-	1.15	to	1.85	(8.33)	to	(7.66)
SC9
	December 31, 2003	442,892	8.5493	to	13.6614	4,406,020	0.87	1.15	to	2.10	30.04	to	36.22
	December 31, 2002	449,981	6.5312	to	10.4313	3,390,869	0.79	1.00	to	2.05	(28.84)	to	4.31
	December 31, 2001	426,871	9.3753	to	11.1956	4,530,621	0.90	1.15	to	1.85	(4.37)	to	(3.68)
SCA
	December 31, 2003	1,282,731	11.4200	to	14.6997	16,488,613	6.31	1.15	to	2.25	14.20	to	46.47
	December 31, 2002	1,323,897	8.8617	to	11.2852	13,108,916	0.06	1.00	to	2.05	(11.38)	to	12.85
	December 31, 2001	1,179,279	9.7186	to	10.2926	12,795,381	0.02	1.15	to	1.85	4.85	to	5.60
SCB
	December 31, 2003	5,188,084	10.0485	to	14.4157	68,670,792	0.06	1.00	to	2.55	0.76	to	44.16
	December 31, 2002	4,469,212	7.2585	to	10.2435	42,832,704	-	1.00	to	2.25	(27.42)	to	1.30
	December 31, 2001	1,560,208	10.1641	to	12.175	19,339,906	0.03	1.15	to	1.85	6.89	to	7.66
SCC
	December 31, 2003	313,840	9.0109	to	12.5597	3,195,908	0.83	1.15	to	2.10	(2.43)	to	27.59
	December 31, 2002	324,332	7.0803	to	9.8556	2,580,261	0.85	1.00	to	2.05	(23.10)	to	(1.44)
	December 31, 2001	237,971	9.3713	to	10.9697	2,472,871	1.12	1.15	to	1.85	(7.81)	to	(7.15)
SCD
	December 31, 2003	-	-		-	-	-	-		-	-		-
	December 31, 2002	-	-		-	-	-	1.15	to	1.85	-		-
	December 31, 2001 (a)	279,791	5.9838	to	8.0371	1,980,902	-	1.15	to	1.85	(85.25)	to	(29.12)
SCE
	December 31, 2003	-	-		-	-	-	-		-	-		-
	December 31, 2002	-	-		-	-	-	1.15	to	1.85	-		-
	December 31, 2001 (a)	76,141	5.2615	to	6.6239	419,467	-	1.15	to	1.85	(45.04)	to	(44.78)
SCF
	December 31, 2003	-	-		-	-	-	-		-	-		-
	December 31, 2002	-	-		-	-	-	1.15	to	2.05	-		-
	December 31, 2001 (a)	430,414	8.7867	to	10.1927	4,363,323	-	1.15	to	1.85	(23.95)	to	1.59
SCG
	December 31, 2003	-	-		-	-	-	-		-	-		-
	December 31, 2002	-	-		-	-	-	1.15	to	2.25	-		-
	December 31, 2001 (a)	90,980	7.4007	to	8.7894	773,270	0.10	1.15	to	1.85	(15.25)	to	(14.84)
SCH
	December 31, 2003	538,958	11.3418	to	13.9570	6,386,730	0.09	1.15	to	2.10	18.04	to	38.78
	December 31, 2002	550,836	8.4919	to	10.3759	4,842,702	0.16	1.15	to	2.25	(15.08)	to	3.76
	December 31, 2001 (a)	154,774	8.1066	to	9.6479	1,516,630	0.63	1.15	to	1.85	(2.28)	to	(1.81)
SCI
	December 31, 2003	587,800	7.5969	to	13.3999	4,859,147	-	1.15	to	2.10	19.12	to	33.24
	December 31, 2002	461,060	5.9962	to	10.5230	2,818,332	-	1.05	to	2.10	(31.29)	to	5.23
	December 31, 2001 (a)	280,389	7.5155	to	9.3302	2,429,298	-	1.15	to	1.85	(13.60)	to	(13.19)
SCJ
	December 31, 2003	869,770	9.1921	to	13.3723	8,692,177	-	1.15	to	2.25	(8.08)	to	33.34
	December 31, 2002 (c)	760,555	7.0143	to	10.0953	5,681,218	0.14	1.00	to	2.05	(29.86)	to	0.95
SCK
	December 31, 2003	610,539	9.2748	to	13.1078	6,218,279	0.57	1.15	to	2.10	0.31	to	30.33
	December 31, 2002 (c)	568,391	7.2646	to	10.1942	4,424,076	0.48	1.00	to	2.05	(27.35)	to	1.94
SCL
	December 31, 2003	383,273	10.4908	to	15.0261	4,323,920	-	1.15	to	2.25	5.29	to	49.83
	December 31, 2002 (c)	282,059	7.4789	to	10.6145	2,161,213	-	1.00	to	2.05	(25.21)	to	6.15
SCM
	December 31, 2003	201,242	11.1994	to	16.8941	2,371,760	2.09	1.15	to	2.30	12.09	to	68.94
	December 31, 2002 (e)	18,231	7.4631	to	7.4912	136,243	0.75	1.30	to	1.85	(25.37)	to	(25.09)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

* Represents the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Independent Auditors' Report

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of Franklin Templeton VIP Mutual Shares Securities Sub-Account, Franklin Templeton VIP International Securities Sub-Account, Franklin Templeton VIP Value Securities Sub-Account, Lord Abbett Growth & Income Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Asset Allocation S Class Sub-Account, MFS/Sun Life Global Asset Allocation Series Sub-Account, MFS/Sun Life Global Government S Class Sub-Account, MFS/Sun Life Global Government Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Telecommunications S Class Sub-Account, MFS/Sun Life Global Telecommunications Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Managed Sectors S Class Sub-Account, MFS/Sun Life Managed Sectors Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS Sun-Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Oppenheimer Main St. Growth & Income Sub-Account, Oppenheimer Main St. Small Cap Growth Sub-Account, PIMCO VIT Real Return Bond Sub-Account, PIMCO VIT Total Return Bond Sub-Account, and Sun Capital Real Estate Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts") as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2003 and the results of their operations for the year then ended, the changes in their net assets for the periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 22, 2004

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003

Assets:
Investment in	Shares	Cost	Value
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	410,392	$5,520,824	$6,110,740
Templeton International Securities Fund (FTI)	1,779,442	19,533,403	21,780,376
Franklin Value Securities Fund (FVS)	431,291	4,706,197	5,464,461
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio (LA1)	1,356,741	30,347,173	33,267,292
Mid-Cap Value (LA2)	333,661	5,061,690	5,685,587
MFS/Sun Life Series Trust
Bond S Class (MF7)	5,336,135	62,590,370	65,794,539
Bond Series (BDS)	15,893,754	181,823,218	196,923,606
Capital Appreciation S Class (MFD)	1,741,819	28,734,581	30,046,389
Capital Appreciation Series (CAS)	35,322,942	959,551,914	612,853,042
Capital Opportunities S Class (CO1)	1,274,708	14,559,744	15,054,297
Capital Opportunities Series (COS)	22,447,248	425,371,285	265,999,893
Emerging Growth S Class (MFF)	1,057,383	13,555,566	14,517,871
Emerging Growth Series (EGS)	29,484,497	716,125,371	407,475,753
Emerging Markets Equity S Class (EM1)	389,641	3,977,478	4,983,507
Emerging Markets Equity Series (EME)	3,596,707	36,036,189	46,217,688
Global Asset Allocation S Class (GA1)	-	-	-
Global Asset Allocation Series (GAA)	-	-	-
Global Governments S Class (GG1)	416,324	4,887,935	5,349,764
Global Governments Series (GGS)	4,780,335	53,576,780	61,761,927
Global Growth S Class (GG2)	637,045	5,771,609	6,778,161
Global Growth Series (GGR)	16,426,829	215,080,402	175,767,069
Global Telecommunications S Class (GT1)	-	-	-
Global Telecommunications Series (GTS)	-	-	-
Global Total Return S Class (GT2)	723,231	9,750,285	11,304,104
Global Total Return Series (GTR)	9,647,437	137,053,738	151,464,762
Government Securities S Class (MFK)	9,857,450	132,237,264	131,892,682
Government Securities Series (GSS)	38,827,910	516,971,844	521,847,109
High Yield S Class (MFC)	11,238,499	75,903,371	81,254,345
High Yield Series (HYS)	41,706,801	292,843,721	303,208,445
International Growth S Class (IG1)	1,316,650	11,864,806	15,049,306
International Growth Series (IGS)	9,306,155	99,381,346	106,648,539
International Investors Trust S Class (MI1)	373,535	3,659,103	4,572,074
International Investors Trust Series (MII)	4,788,321	56,099,444	58,752,692
Managed Sectors S Class (MS1)	174,053	2,598,426	2,863,166
Managed Sectors Series (MSS)	9,004,634	270,487,990	149,026,698
Massachusetts Investors Growth Stock S Class (M1B)	7,245,732	59,581,197	61,951,010
Massachusetts Investors Growth Stock Series (MIS)	54,031,551	692,102,846	464,671,336
Massachusetts Investors Trust S Class (MFL)	2,750,933	65,567,774	69,846,191
Massachusetts Investors Trust Series (MIT)	41,910,135	1,392,376,548	1,069,127,537
Mid Cap Growth S Class (MC1)	7,188,344	33,418,203	36,229,255
Mid Cap Growth Series (MCS)	15,048,301	77,513,526	76,144,402
Mid Cap Value S Class (MCV)	1,500,350	13,854,928	15,678,657
Money Market S Class (MM1)	48,312,701	48,312,701	48,312,701
Money Market Series (MMS)	334,104,906	334,104,906	334,104,906
New Discovery S Class (M1A)	2,288,417	25,754,120	28,856,933
New Discovery Series (NWD)	13,902,820	190,502,115	176,426,782
Research S Class (RE1)	1,157,726	14,895,438	15,941,885
Research Series (RES)	32,458,986	658,861,903	449,232,366
Research Growth and Income S Class (RG1)	708,973	8,007,997	8,883,437
Research Growth and Income Series (RGS)	6,155,547	77,854,271	77,436,784
Research International S Class (RI1)	2,261,690	23,459,718	27,027,192
Research International Series (RIS)	6,099,399	70,494,797	73,253,783
Strategic Growth S Class (SG1)	4,102,368	27,356,123	29,290,904
Strategic Growth Series (SGS)	6,612,650	54,025,956	47,478,827
Strategic Income S Class (SI1)	1,885,814	19,392,537	20,857,105
Strategic Income Series (SIS)	5,961,020	60,665,610	66,286,547
Strategic Value S Class (SVS)	815,445	7,131,319	8,170,754

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003 - continued

Investment in
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Technology S Class (TE1)	1,006,237	$3,693,799	$4,095,386
Technology Series (TEC)	6,915,478	29,086,354	28,353,461
Total Return S Class (MFJ)	12,917,504	217,738,541	231,481,670
Total Return Series (TRS)	81,471,869	1,491,066,619	1,466,493,636
Utilities S Class (MFE)	1,306,445	13,905,451	15,912,502
Utilities Series (UTS)	20,446,509	329,778,733	250,060,803
Value S Class (MV1)	6,127,704	74,414,401	83,091,669
Value Series (MVS)	22,350,719	282,486,769	304,193,286
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	592,267	18,868,571	20,450,971
Main St. Growth and Income (OMG)	333,268	5,738,337	6,365,428
Main St. Small Cap Growth Fund (OMS)	252,534	2,879,592	3,383,961
PIMCO Variable Insurance Trust
Real Return Bond Portfolio (PRR)	907,810	11,158,908	11,220,537
Total Return Bond Portfolio (PTR)	3,481,116	36,060,288	36,064,359
Sun Capital Advisers Trust
Sun Capital Real Estate Fund (SC3)	850,673	11,529,263	12,836,649
		$10,879,303,226	$9,198,929,496
Liability:
Payable to Sponsor			(3,511,101)
Net Assets			$9,195,418,395

Net Assets Applicable to Contract Owners:	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS Consolidated Regatta Contracts:
Franklin Templeton Variable Insurance Products Trust
FMS	489,937	$6,094,914	$15,811	$6,110,725
FTI	1,734,535	21,770,220	10,147	21,780,367
FVS	403,105	5,448,995	15,418	5,464,413
Lord Abbett Series Fund, Inc.
LA1	2,488,679	33,264,059	3,232	33,267,291
LA2	437,574	5,669,706	15,866	5,685,572
MFS/Sun Life Series Trust:
MF7	5,706,413	65,781,596	12,640	65,794,236
BDS	14,515,463	196,373,081	435,824	196,808,905
MFD	3,536,749	30,028,105	17,830	30,045,935
CAS	47,654,629	609,130,700	3,129,095	612,259,795
CO1	1,740,370	15,005,941	47,242	15,053,183
COS	31,162,190	265,664,804	288,246	265,953,050
MFF	1,705,653	14,516,690	1,124	14,517,814
EGS	44,118,674	406,512,383	863,940	407,376,323
EM1	336,533	4,983,507	-	4,983,507
EME	3,765,936	45,969,414	201,549	46,170,963
GA1	-	-	-	-
GAA	-	-	-	-
GG1	408,658	5,335,556	13,877	5,349,433
GGS	3,854,620	61,547,600	191,204	61,738,804
GG2	615,859	6,763,308	14,806	6,778,114
GGR	11,683,281	175,015,729	735,532	175,751,261
GTI	-	-	-	-
GTS	-	-	-	-
GT2	965,835	11,288,876	15,166	11,304,042
GTR	8,836,494	150,347,564	881,698	151,229,262
MFK	12,383,782	131,862,056	30,040	131,892,096
GSS	35,262,145	520,217,696	1,606,277	521,823,973
MFC	6,699,213	81,227,076	26,950	81,254,026

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2003 - continued

Applicable to Owners of			Reserve for
Deferred Variable Annuity Contracts			Variable
Units		Value	Annuities	Total
MFS/Sun Life Series Trust - continued
HYS	21,115,563	$302,123,942	$828,686	$302,952,628
IG1	1,333,889	15,047,623	1,600	15,049,223
IGS	10,442,087	106,372,733	256,456	106,629,189
MI1	399,293	4,572,074	-	4,572,074
MII	4,579,850	58,633,763	90,638	58,724,401
MS1	328,461	2,863,166	-	2,863,166
MSS	12,280,302	148,429,712	519,392	148,949,104
MIB	6,650,621	61,939,960	11,006	61,950,966
MIS	61,247,213	464,091,512	566,670	464,658,182
MFL	7,446,726	69,811,616	34,170	69,845,786
MIT	82,105,319	1,065,420,420	3,416,101	1,068,836,521
MCI	4,289,811	36,217,008	11,944	36,228,952
MCS	15,334,959	75,959,588	182,201	76,141,789
MCV	1,271,769	15,677,570	1,086	15,678,656
MM1	4,896,722	48,213,968	103,399	48,317,367
MMS	27,710,277	331,577,505	2,110,410	333,687,915
M1A	3,069,941	28,817,164	38,975	28,856,139
NWD	17,567,342	176,145,534	289,130	176,434,664
RE1	1,658,552	15,929,871	11,733	15,941,604
RES	34,114,618	447,512,059	1,562,420	449,074,479
RG1	919,450	8,883,437	-	8,883,437
RGS	7,761,504	77,307,448	139,490	77,446,938
RI1	2,221,110	27,027,191	-	27,027,191
RIS	7,413,002	73,220,331	72,439	73,292,770
SG1	2,600,189	29,288,831	2,073	29,290,904
SGS	7,977,749	47,402,519	70,381	47,472,900
SI1	1,775,616	20,832,170	24,652	20,856,822
SIS	5,366,035	66,135,088	146,412	66,281,500
SVS	696,940	8,170,754	-	8,170,754
TE1	547,602	4,095,386	-	4,095,386
TEC	8,298,127	28,326,466	25,807	28,352,273
MFJ	21,048,945	231,429,914	50,548	231,480,462
TRS	77,917,832	1,458,781,804	6,685,323	1,465,467,127
MFE	1,653,827	15,891,372	20,649	15,912,021
UTS	20,380,385	249,357,616	631,778	249,989,394
MV1	7,717,616	83,064,826	26,216	83,091,042
MVS	23,811,669	303,760,751	439,007	304,199,758
Oppenheimer Variable Account Fund
OCA	1,528,490	20,433,024	17,931	20,450,955
OMG	509,155	6,365,427	-	6,365,427
OMS	236,889	3,383,961	-	3,383,961
PIMCO Variable Insurance Trust
PRR	997,936	11,220,537	-	11,220,537
PTR	3,385,657	36,043,676	20,624	36,064,300
Sun Capital Advisers Trust
SC3	960,307	12,827,691	8,950	12,836,641
		$9,168,426,584	$26,991,811	$9,195,418,395

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003

	FMS	FTI	FVS	LA1	LA2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$17,384	$54,395	$3,178	$179,449	$23,954
Mortality and expense risk charges	(33,734)	(105,842)	(31,895)	(150,933)	(38,388)
Distribution and administrative expense charges	(4,048)	(12,701)	(3,827)	(18,112)	(4,607)
Net investment income (loss)	$(20,398)	$(64,148)	$(32,544)	$10,404	$(19,041)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$28,050	$238,285	$45,404	$142,330	$57,460
Realized gain distributions	-	-	-	-	49,523
Net realized gains (losses)	$28,050	$238,285	$45,404	$142,330	$106,983

Net unrealized appreciation (depreciation) on investments:
End of year	$589,916	$2,246,973	$758,264	$2,920,119	$623,897
Beginning of year	1,390	(8,777)	4,174	(6,895)	(29)
Change in unrealized appreciation (depreciation)	$588,526	$2,255,750	$754,090	$2,927,014	$623,926

Realized and unrealized gains (losses)	$616,576	$2,494,035	$799,494	$3,069,344	$730,909
Increase (Decrease) in net assets from operations	$596,178	$2,429,887	$766,950	$3,079,748	$711,868

	MF7	BDS	MFD	CAS	CO1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,115,538	$10,841,409	$-	$-	$17,039
Mortality and expense risk charges	(696,468)	(2,744,286)	(328,247)	(7,099,015)	(165,683)
Distribution and administrative expense charges	(83,576)	(329,314)	(39,390)	(851,882)	(19,882)
Net investment income (loss)	$1,335,494	$7,767,809	$(367,637)	$(7,950,897)	$(168,526)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$660,308	$6,639,020	$(847,905)	$(234,919,917)	$(549,050)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$660,308	$6,639,020	$(847,905)	$(234,919,917)	$(549,050)

Net unrealized appreciation (depreciation) on investments:
End of year	$3,204,169	$15,100,388	$1,311,808	$(346,698,872)	$494,553
Beginning of year	1,659,149	13,030,261	(5,606,791)	(725,057,201)	(3,144,679)
Change in unrealized appreciation (depreciation)	$1,545,020	$2,070,127	$6,918,599	$378,358,329	$3,639,232

Realized and unrealized gains (losses)	$2,205,328	$8,709,147	$6,070,694	$143,438,412	$3,090,182
Increase (Decrease) in net assets from operations	$3,540,822	$16,476,956	$5,703,057	$135,487,515	$2,921,656

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
	COS	MFF	EGS	EM1	EME
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$879,054	$-	$-	$10,961	$195,164
Mortality and expense risk charges	(3,160,023)	(158,991)	(4,835,645)	(38,041)	(417,985)
Distribution and administrative expense charges	(379,203)	(19,079)	(580,277)	(4,565)	(50,158)
Net investment income (loss)	$(2,660,172)	$(178,070)	$(5,415,922)	$(31,645)	$(272,979)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(62,951,165)	$(731,554)	$(101,219,588)	$119,481	$(817,300)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(62,951,165)	$(731,554)	$(101,219,588)	$119,481	$(817,300)

Net unrealized appreciation (depreciation) on investments:
End of year	$(159,371,392)	$962,305	$(308,649,618)	$1,006,029	$10,181,499
Beginning of year	(282,226,703)	(2,888,201)	(513,283,663)	(143,151)	(4,908,257)
Change in unrealized appreciation (depreciation)	$122,855,311	$3,850,506	$204,634,045	$1,149,180	$15,089,756

Realized and unrealized gains (losses)	$59,904,146	$3,118,952	$103,414,457	$1,268,661	$14,272,456
Increase (Decrease) in net assets from operations	$57,243,974	$2,940,882	$97,998,535	$1,237,016	$13,999,477

	GA1	GAA	GG1	GGS	GG2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$70,524	$2,171,054	$292,330	$3,462,517	$12,275
Mortality and expense risk charges	(18,769)	(494,091)	(70,071)	(821,361)	(64,698)
Distribution and administrative expense charges	(2,252)	(59,291)	(8,409)	(98,563)	(7,764)
Net investment income (loss)	$49,503	$1,617,672	$213,850	$2,542,593	$(60,187)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$60,377	$(15,359,513)	$248,122	$3,335,761	$68,400
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$60,377	$(15,359,513)	$248,122	$3,335,761	$68,400

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$461,829	$8,185,147	$1,006,552
Beginning of year	(96,501)	(19,648,223)	274,372	5,822,947	(434,169)
Change in unrealized appreciation (depreciation)	$96,501	$19,648,223	$187,457	$2,362,200	$1,440,721

Realized and unrealized gains (losses)	$156,878	$4,288,710	$435,579	$5,697,961	$1,509,121
Increase (Decrease) in net assets from operations	$206,381	$5,906,382	$649,429	$8,240,554	$1,448,934

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
	GGR	GT1	GTS	GT2	GTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$760,593	$-	$-	$156,917	$2,042,583
Mortality and expense risk charges	(1,978,979)	(3,979)	(12,766)	(101,105)	(1,234,276)
Distribution and administrative expense charges	(237,477)	(477)	(1,532)	(12,133)	(148,113)
Net investment income (loss)	$(1,455,863)	$(4,456)	$(14,298)	$43,679	$660,194

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(42,479,223)	$(13,354)	$(696,575)	$50,082	$(2,050,099)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(42,479,223)	$(13,354)	$(696,575)	$50,082	$(2,050,099)

Net unrealized appreciation (depreciation) on investments:
End of year	$(39,313,333)	$-	$-	$1,553,819	$14,411,024
Beginning of year	(129,154,260)	(112,882)	(1,002,615)	16,506	(9,239,991)
Change in unrealized appreciation (depreciation)	$89,840,927	$112,882	$1,002,615	$1,537,313	$23,651,015

Realized and unrealized gains (losses)	$47,361,704	$99,528	$306,040	$1,587,395	$21,600,916
Increase (Decrease) in net assets from operations	$45,905,841	$95,072	$291,742	$1,631,074	$22,261,110

	MFK	GSS	MFC	HYS	IG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,408,335	$31,253,727	$4,071,579	$24,870,259	$64,615
Mortality and expense risk charges	(1,527,725)	(8,394,011)	(707,578)	(3,506,997)	(162,042)
Distribution and administrative expense charges	(183,327)	(1,007,281)	(84,909)	(420,840)	(19,445)
Net investment income (loss)	$2,697,283	$21,852,435	$3,279,092	$20,942,422	$(116,872)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$39,296	$15,492,380	$118,939	$(14,581,060)	$210,804
Realized gain distributions	882,776	6,069,173	-	-	-
Net realized gains (losses)	$922,072	$21,561,553	$118,939	$(14,581,060)	$210,804

Net unrealized appreciation (depreciation) on investments:
End of year	$(344,582)	$4,875,265	$5,350,974	$10,364,724	$3,184,500
Beginning of year	2,952,873	45,164,198	176,289	(33,035,954)	(824,133)
Change in unrealized appreciation (depreciation)	$(3,297,455)	$(40,288,933)	$5,174,685	$43,400,678	$4,008,633

Realized and unrealized gains (losses)	$(2,375,383)	$(18,727,380)	$5,293,624	$28,819,618	$4,219,437
Increase (Decrease) in net assets from operations	$321,900	$3,125,055	$8,572,716	$49,762,040	$4,102,565

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
	IGS	MI1	MII	MSI	MSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$664,590	$21,505	$504,309	$-	$-
Mortality and expense risk charges	(1,145,063)	(42,810)	(625,679)	(34,976)	(1,784,245)
Distribution and administrative expense charges	(137,408)	(5,137)	(75,081)	(4,197)	(214,109)
Net investment income (loss)	$(617,881)	$(26,442)	$(196,451)	$(39,173)	$(1,998,354)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(7,065,737)	$19,988	$(3,949,195)	$(106,698)	$(47,724,241)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(7,065,737)	$19,988	$(3,949,195)	$(106,698)	$(47,724,241)

Net unrealized appreciation (depreciation) on investments:
End of year	$7,267,193	$912,971	$2,653,248	$264,740	$(121,461,292)
Beginning of year	(29,384,653)	(82,908)	(15,664,122)	(424,796)	(201,062,691)
Change in unrealized appreciation (depreciation)	$36,651,846	$995,879	$18,317,370	$689,536	$79,601,399

Realized and unrealized gains (losses)	$29,586,109	$1,015,867	$14,368,175	$582,838	$31,877,158
Increase (Decrease) in net assets from operations	$28,968,228	$989,425	$14,171,724	$543,665	$29,878,804

	M1B	MIS	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$510,939	$11,395,683	$-
Mortality and expense risk charges	(578,979)	(5,499,703)	(759,613)	(12,652,521)	(301,954)
Distribution and administrative expense charges	(69,477)	(659,964)	(91,154)	(1,518,303)	(36,234)
Net investment income (loss)	$(648,456)	$(6,159,667)	$(339,828)	$(2,775,141)	$(338,188)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,063,171)	$(66,637,079)	$(1,305,227)	$(111,624,541)	$(1,998,796)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(1,063,171)	$(66,637,079)	$(1,305,227)	$(111,624,541)	$(1,998,796)

Net unrealized appreciation (depreciation) on investments:
End of year	$2,369,813	$(227,431,510)	$4,278,417	$(323,249,011)	$2,811,052
Beginning of year	(7,082,003)	(382,418,897)	(8,379,696)	(629,162,261)	(5,742,784)
Change in unrealized appreciation (depreciation)	$9,451,816	$154,987,387	$12,658,113	$305,913,250	$8,553,836

Realized and unrealized gains (losses)	$8,388,645	$88,350,308	$11,352,886	$194,288,709	$6,555,040
Increase (Decrease) in net assets from operations	$7,740,189	$82,190,641	$11,013,058	$191,513,568	$6,216,852

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
	MCS	MCV	MM1	MMS	M1A
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$1,623	$209,228	$3,045,720	$-
Mortality and expense risk charges	(673,248)	(79,706)	(790,464)	(6,000,520)	(293,818)
Distribution and administrative expense charges	(80,790)	(9,565)	(94,856)	(720,062)	(35,258)
Net investment income (loss)	$(754,038)	$(87,648)	$(676,092)	$(3,674,862)	$(329,076)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(11,809,739)	$109,718	$-	$-	$(1,138,363)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(11,809,739)	$109,718	$-	$-	$(1,138,363)

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,369,124)	$1,823,729	$-	$-	$3,102,813
Beginning of year	(28,928,914)	(1,522)	-	-	(4,602,077)
Change in unrealized appreciation (depreciation)	$27,559,790	$1,825,251	$-	$-	$7,704,890

Realized and unrealized gains (losses)	$15,750,051	$1,934,969	$-	$-	$6,566,527
Increase (Decrease) in net assets from operations	$14,996,013	$1,847,321	$(676,092)	$(3,674,862)	$6,237,451

	NWD	RE1	RES	RG1	RGI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$53,615	$3,642,699	$43,039	$499,522
Mortality and expense risk charges	(1,955,922)	(136,629)	(5,353,716)	(98,838)	(838,276)
Distribution and administrative expense charges	(234,711)	(16,396)	(642,446)	(11,861)	(100,593)
Net investment income (loss)	$(2,190,633)	$(99,410)	$(2,353,463)	$(67,660)	$(439,347)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(22,680,045)	$(321,294)	$(81,631,541)	$(199,076)	$(4,201,674)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(22,680,045)	$(321,294)	$(81,631,541)	$(199,076)	$(4,201,674)

Net unrealized appreciation (depreciation) on investments:
End of year	$(14,075,333)	$1,046,447	$(209,629,537)	$875,440	$(417,487)
Beginning of year	(81,782,693)	(1,566,083)	(383,458,912)	(1,103,408)	(20,253,653)
Change in unrealized appreciation (depreciation)	$67,707,360	$2,612,530	$173,829,375	$1,978,848	$19,836,166

Realized and unrealized gains (losses)	$45,027,315	$2,291,236	$92,197,834	$1,779,772	$15,634,492
Increase (Decrease) in net assets from operations	$42,836,682	$2,191,826	$89,844,371	$1,712,112	$15,195,145

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
	RI1	RIS	SG1	SGS	SI1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$30,177	$375,266	$-	$-	$693,885
Mortality and expense risk charges	(165,091)	(804,244)	(175,817)	(528,433)	(235,756)
Distribution and administrative expense charges	(19,811)	(96,509)	(21,098)	(63,412)	(28,291)
Net investment income (loss)	$(154,725)	$(525,487)	$(196,915)	$(591,845)	$429,838

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$373,853	$(5,789,289)	$(240,196)	$(9,877,635)	$246,158
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$373,853	$(5,789,289)	$(240,196)	$(9,877,635)	$246,158

Net unrealized appreciation (depreciation) on investments:
End of year	$3,567,474	$2,758,986	$1,934,781	$(6,547,129)	$1,464,568
Beginning of year	(411,009)	(21,101,812)	(1,070,884)	(26,211,749)	380,532
Change in unrealized appreciation (depreciation)	$3,978,483	$23,860,798	$3,005,665	$19,664,620	$1,084,036

Realized and unrealized gains (losses)	$4,352,336	$18,071,509	$2,765,469	$9,786,985	$1,330,194
Increase (Decrease) in net assets from operations	$4,197,611	$17,546,022	$2,568,554	$9,195,140	$1,760,032

	SIS	SVS	TE1	TEC	MFJ
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,807,003	$3,639	$-	$-	$4,396,487
Mortality and expense risk charges	(807,718)	(62,897)	(33,938)	(263,836)	(2,209,824)
Distribution and administrative expense charges	(96,926)	(7,548)	(4,073)	(31,660)	(265,179)
Net investment income (loss)	$1,902,359	$(66,806)	$(38,011)	$(295,496)	$1,921,484

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$843,234	$69,732	$(230,089)	$(7,240,439)	$(1,057,332)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$843,234	$69,732	$(230,089)	$(7,240,439)	$(1,057,332)

Net unrealized appreciation (depreciation) on investments:
End of year	$5,620,937	$1,039,435	$401,587	$(732,893)	$13,743,129
Beginning of year	1,701,727	(17,654)	(671,051)	(14,975,361)	(9,531,348)
Change in unrealized appreciation (depreciation)	$3,919,210	$1,057,089	$1,072,638	$14,242,468	$23,274,477

Realized and unrealized gains (losses)	$4,762,444	$1,126,821	$842,549	$7,002,029	$22,217,145
Increase (Decrease) in net assets from operations	$6,664,803	$1,060,015	$804,538	$6,706,533	$24,138,629

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
	TRS	MFE	UTS	MV1	MVS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$46,882,191	$330,607	$7,058,129	$775,458	$4,279,739
Mortality and expense risk charges	(17,516,563)	(159,748)	(2,824,622)	(794,738)	(3,379,563)
Distribution and administrative expense charges	(2,101,988)	(19,170)	(338,955)	(95,369)	(405,548)
Net investment income (loss)	$27,263,640	$151,689	$3,894,552	$(114,649)	$494,628

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(60,957,845)	$(349,041)	$(34,868,231)	$(737,209)	$(8,673,684)
Realized gain distributions	-	-	-	-	-
Net realized gains (losses)	$(60,957,845)	$(349,041)	$(34,868,231)	$(737,209)	$(8,673,684)

Net unrealized appreciation (depreciation) on investments:
End of year	$(24,572,983)	$2,007,051	$(79,717,930)	$8,677,268	$21,706,517
Beginning of year	(260,724,769)	(1,776,395)	(176,655,333)	(5,619,268)	(43,091,785)
Change in unrealized appreciation (depreciation)	$236,151,786	$3,783,446	$96,937,403	$14,296,536	$64,798,302

Realized and unrealized gains (losses)	$175,193,941	$3,434,405	$62,069,172	$13,559,327	$56,124,618
Increase (Decrease) in net assets from operations	$202,457,581	$3,586,094	$65,963,724	$13,444,678	$56,619,246

	OCA	OMG	OMS	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,130	$4,265	$-	$92,907	$388,604
Mortality and expense risk charges	(86,581)	(34,486)	(21,863)	(90,554)	(252,558)
Distribution and administrative expense charges	(10,390)	(4,138)	(2,624)	(10,867)	(30,307)
Net investment income (loss)	$(95,841)	$(34,359)	$(24,487)	$(8,514)	$105,739

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$41,956	$21,795	$41,750	$11,365	$(19,905)
Realized gain distributions	-	-	-	208,802	254,936
Net realized gains (losses)	$41,956	$21,795	$41,750	$220,167	$235,031

Net unrealized appreciation (depreciation) on investments:
End of year	$1,582,400	$627,091	$504,369	$61,629	$4,071
Beginning of year	(1,497)	(4,219)	(3,130)	12,367	6,615
Change in unrealized appreciation (depreciation)	$1,583,897	$631,310	$507,499	$49,262	$(2,544)

Realized and unrealized gains (losses)	$1,625,853	$653,105	$549,249	$269,429	$232,487
Increase (Decrease) in net assets from operations	$1,530,012	$618,746	$524,762	$260,915	$338,226

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2003 - continued
SC3
Sub-Account
Income and Expenses:
Dividend income	$-
Mortality and expense risk charges	(66,650)
Distribution and administrative expense charges	(7,998)
Net investment income (loss)	$(74,648)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$76,053
Realized gain distributions	-
Net realized gains (losses)	$76,053

Net unrealized appreciation (depreciation) on investments:
End of year	$1,307,386
Beginning of year	(13,245)
Change in unrealized appreciation (depreciation)	$1,320,631

Realized and unrealized gains (losses)	$1,396,684
Increase (Decrease) in net assets from operations	$1,322,036

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	FMS		FTI		FVS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002 (b)	2003	2002 (b)	2003	2002 (b)
Operations:
Net investment income (loss)	$(20,398)	$(572)	$(64,148)	$(1,359)	$(32,544)	$(376)
Net realized gains (losses)	28,050	218	238,285	53	45,404	194
Net unrealized gains (losses)	588,526	1,390	2,255,750	(8,777)	754,090	4,174
Increase (Decrease) in net assets from operations	$596,178	$1,036	$2,429,887	$(10,083)	$766,950	$3,992

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,647,370	$273,329	$16,524,766	$403,127	$2,932,874	$143,641
Net transfers between Sub-Accounts and Fixed Account	1,585,438	83,594	2,146,624	657,800	1,585,863	64,445
Withdrawals, surrenders, annuitizations and contract charges	(76,205)	-	(373,009)	(855)	(32,864)	(151)
Net accumulation activity	$5,156,603	$356,923	$18,298,381	$1,060,072	$4,485,873	$207,935

Annuitization Activity:
Annuitizations	$-	$-	$2,118	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	(289)	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(15)	-	(8)	-	(48)	-
Net annuitization activity	$(15)	$-	$2,110	$-	$(337)	$-
Increase (Decrease) in net assets from contract owner transactions	$5,156,588	$356,923	$18,300,491	$1,060,072	$4,485,536	$207,935

Increase (Decrease) in net assets	$5,752,766	$357,959	$20,730,378	$1,049,989	$5,252,486	$211,927

Net Assets:
Beginning of year	$357,959	$-	$1,049,989	$-	$211,927	$-
End of year	$6,110,725	$357,959	$21,780,367	$1,049,989	$5,464,413	$211,927

Unit Transactions:
Beginning of year	35,337	-	109,241	-	20,281	-
Purchased	323,635	27,010	1,456,936	41,692	251,869	14,088
Transferred between Sub-Accounts and Fixed Accumulation Account	140,516	8,327	203,272	67,637	138,384	6,207
Withdrawn, Surrendered and Annuitized	(9,551)	-	(34,914)	(88)	(7,429)	(14)
End of year	489,937	35,337	1,734,535	109,241	403,105	20,281

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	LA1		LA2		MF7
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002 (b)	2003	2002 (b)	2003	2002
Operations:
Net investment income (loss)	$10,404	$1,152	$(19,041)	$602	$1,335,494	$488,007
Net realized gains (losses)	142,330	133	106,983	24	660,308	97,317
Net unrealized gains (losses)	2,927,014	(6,895)	623,926	(29)	1,545,020	1,664,976
Increase (Decrease) in net assets from operations	$3,079,748	$(5,610)	$711,868	$597	$3,540,822	$2,250,300

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,571,537	$276,744	$2,989,218	$260,168	$21,926,307	$14,086,132
Net transfers between Sub-Accounts and Fixed Account	5,923,775	87,905	2,851,972	23,567	7,707,102	12,078,989
Withdrawals, surrenders, annuitizations and contract charges	(1,669,622)	(417)	(1,151,652)	(151)	(4,219,442)	(2,051,922)
Net accumulation activity	$29,825,690	$364,232	$4,689,538	$283,584	$25,413,967	$24,113,199

Annuitization Activity:
Annuitizations	$3,232	$-	$-	$-	$-	$14,159
Annuity payments and contract charges	-	-	-	-	(1,786)	(1,612)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(1)	-	(15)	-	(202)	(100)
Net annuitization activity	$3,231	$-	$(15)	$-	$(1,988)	$12,447
Increase (Decrease) in net assets from contract owner transactions	$29,828,921	$364,232	$4,689,523	$283,584	$25,411,979	$24,125,646

Increase (Decrease) in net assets	$32,908,669	$358,622	$5,401,391	$284,181	$28,952,801	$26,375,946

Net Assets:
Beginning of year	$358,622	$-	$284,181	$-	$36,841,435	$10,465,489
End of year	$33,267,291	$358,622	$5,685,572	$284,181	$65,794,236	$36,841,435

Unit Transactions:
Beginning of year	33,508	-	26,664	-	3,399,082	1,039,445
Purchased	2,098,298	25,450	259,611	24,477	1,993,808	1,390,968
Transferred between Sub-Accounts and Fixed Accumulation Account	497,973	8,096	251,182	2,201	692,407	1,174,965
Withdrawn, Surrendered and Annuitized	(141,100)	(38)	(99,883)	(14)	(378,884)	(206,296)
End of year	2,488,679	33,508	437,574	26,664	5,706,413	3,399,082

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	BDS		MFD		CAS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$7,767,809	$4,093,733	$(367,637)	$(240,452)	$(7,950,897)	$(9,176,014)
Net realized gains (losses)	6,639,020	3,654,587	(847,905)	(802,353)	(234,919,917)	(382,909,764)
Net unrealized gains (losses)	2,070,127	7,230,589	6,918,599	(6,112,152)	378,358,329	60,462,435
Increase (Decrease) in net assets from operations	$16,476,956	$14,978,909	$5,703,057	$(7,154,957)	$135,487,515	$(331,623,343)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,904,336	$1,564,689	$3,018,224	$9,979,560	$4,193,618	$7,984,994
Net transfers between Sub-Accounts and Fixed Account	428,448	49,409,135	2,274,790	7,054,616	(7,805,303)	(57,513,980)
Withdrawals, surrenders, annuitizations and contract charges	(31,188,504)	(25,678,851)	(1,421,880)	(870,610)	(79,430,083)	(120,030,608)
Net accumulation activity	$(28,855,720)	$25,294,973	$3,871,134	$16,163,566	$(83,041,768)	$(169,559,594)

Annuitization Activity:
Annuitizations	$-	$-	$3,338	$16,904	$200,175	$153,993
Annuity payments and contract charges	(92,287)	(82,823)	(1,844)	(1,669)	(518,378)	(747,430)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(15,157)	(34,509)	(284)	(170)	(166,472)	81,414
Net annuitization activity	$(107,444)	$(117,332)	$1,210	$15,065	$(484,675)	$(512,023)
Increase (Decrease) in net assets from contract owner transactions	$(28,963,164)	$25,177,641	$3,872,344	$16,178,631	$(83,526,443)	$(170,071,617)

Increase (Decrease) in net assets	$(12,486,208)	$40,156,550	$9,575,401	$9,023,674	$51,961,072	$(501,694,960)

Net Assets:
Beginning of year	$209,295,113	$169,138,563	$20,470,534	$11,446,860	$560,298,723	$1,061,993,683
End of year	$196,808,905	$209,295,113	$30,045,935	$20,470,534	$612,259,795	$560,298,723

Unit Transactions:
Beginning of year	16,672,091	14,562,283	3,163,343	1,178,384	53,276,821	64,553,284
Purchased	227,142	130,651	313,159	1,195,273	415,143	942,516
Transferred between Sub-Accounts and Fixed Accumulation Account	(10,686)	4,129,823	257,127	914,462	(50,073)	(4,262,327)
Withdrawn, Surrendered and Annuitized	(2,373,084)	(2,150,666)	(196,880)	(124,776)	(5,987,262)	(7,956,652)
End of year	14,515,463	16,672,091	3,536,749	3,163,343	47,654,629	53,276,821

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	CO1		COS		MFF
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(168,526)	$(148,131)	$(2,660,172)	$(4,797,605)	$(178,070)	$(136,136)
Net realized gains (losses)	(549,050)	(371,827)	(62,951,165)	(108,712,383)	(731,554)	(652,171)
Net unrealized gains (losses)	3,639,232	(3,573,397)	122,855,311	(29,588,990)	3,850,506	(3,167,964)
Increase (Decrease) in net assets from operations	$2,921,656	$(4,093,355)	$57,243,974	$(143,098,978)	$2,940,882	$(3,956,271)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,628,113	$5,596,537	$2,192,992	$3,474,022	$1,745,526	$6,120,600
Net transfers between Sub-Accounts and Fixed Account	734,234	3,224,381	(14,408,298)	(66,309,026)	933,368	3,111,019
Withdrawals, surrenders, annuitizations and contract charges	(1,092,338)	(636,251)	(27,513,025)	(39,720,495)	(848,036)	(643,652)
Net accumulation activity	$1,270,009	$8,184,667	$(39,728,331)	$(102,555,499)	$1,830,858	$8,587,967

Annuitization Activity:
Annuitizations	$-	$53,623	$6,787	$-	$-	$1,514
Annuity payments and contract charges	-	(5,136)	(84,568)	(117,999)	(87)	(87)
Net transfers between Sub-Accounts	(5,917)	-	-	-	-	-
Adjustments to annuity reserves	(806)	(310)	(15,523)	1,680	(21)	(37)
Net annuitization activity	$(6,723)	$48,177	$(93,304)	$(116,319)	$(108)	$1,390
Increase (Decrease) in net assets from contract owner transactions	$1,263,286	$8,232,844	$(39,821,635)	$(102,671,818)	$1,830,750	$8,589,357

Increase (Decrease) in net assets	$4,184,942	$4,139,489	$17,422,339	$(245,770,796)	$4,771,632	$4,633,086

Net Assets:
Beginning of year	$10,868,241	$6,728,752	$248,530,711	$494,301,507	$9,746,182	$5,113,096
End of year	$15,053,183	$10,868,241	$265,953,050	$248,530,711	$14,517,814	$9,746,182

Unit Transactions:
Beginning of year	1,659,796	707,598	36,579,889	49,296,039	1,550,123	526,836
Purchased	162,114	669,166	345,990	468,094	178,806	736,254
Transferred between Sub-Accounts and Fixed Accumulation Account	71,586	384,672	(2,369,985)	(8,863,967)	97,589	380,778
Withdrawn, Surrendered and Annuitized	(153,126)	(101,640)	(3,393,704)	(4,320,277)	(120,865)	(93,745)
End of year	1,740,370	1,659,796	31,162,190	36,579,889	1,705,653	1,550,123

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	EGS		EM1		EME
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(5,415,922)	$(7,486,903)	$(31,645)	$(7,014)	$(272,979)	$(72,556)
Net realized gains (losses)	(101,219,588)	(171,071,995)	119,481	(114,030)	(817,300)	(1,409,605)
Net unrealized gains (losses)	204,634,045	(68,659,822)	1,149,180	(165,228)	15,089,756	(709,113)
Increase (Decrease) in net assets from operations	$97,998,535	$(247,218,720)	$1,237,016	$(286,272)	$13,999,477	$(2,191,274)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,936,811	$4,533,694	$254,940	$1,264,490	$209,048	$336,047
Net transfers between Sub-Accounts and Fixed Account	(14,283,946)	(81,392,865)	1,804,172	761,872	5,416,603	4,848,897
Withdrawals, surrenders, annuitizations and contract charges	(49,535,582)	(68,678,141)	(349,553)	(80,774)	(3,505,503)	(4,844,186)
Net accumulation activity	$(60,882,717)	$(145,537,312)	$1,709,559	$1,945,588	$2,120,148	$340,758

Annuitization Activity:
Annuitizations	$81,703	$45,741	$-	$-	$10,773	$-
Annuity payments and contract charges	(225,507)	(327,463)	-	-	(18,096)	(15,279)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(33,709)	(3,632)	-	-	(17,971)	(21,052)
Net annuitization activity	$(177,513)	$(285,354)	$-	$-	$(25,294)	$(36,331)
Increase (Decrease) in net assets from contract owner transactions	$(61,060,230)	$(145,822,666)	$1,709,559	$1,945,588	$2,094,854	$304,427

Increase (Decrease) in net assets	$36,938,305	$(393,041,386)	$2,946,575	$1,659,316	$16,094,331	$(1,886,847)

Net Assets:
Beginning of year	$370,438,018	$763,479,404	$2,036,932	$377,616	$30,076,632	$31,963,479
End of year	$407,376,323	$370,438,018	$4,983,507	$2,036,932	$46,170,963	$30,076,632

Unit Transactions:
Beginning of year	50,696,788	65,948,379	204,949	36,622	3,685,145	3,800,561
Purchased	413,759	629,726	23,135	114,419	26,194	37,755
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,949,879)	(9,243,938)	138,188	61,923	429,194	403,000
Withdrawn, Surrendered and Annuitized	(5,041,994)	(6,637,379)	(29,739)	(8,015)	(374,597)	(556,171)
End of year	44,118,674	50,696,788	336,533	204,949	3,765,936	3,685,145

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GA1		GAA		GG1
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$49,503	$18,718	$1,617,672	$1,500,144	$213,850	$(27,218)
Net realized gains (losses)	60,377	(16,733)	(15,359,513)	(6,888,095)	248,122	75,289
Net unrealized gains (losses)	96,501	(106,783)	19,648,223	(1,136,806)	187,457	279,312
Increase (Decrease) in net assets from operations	$206,381	$(104,798)	$5,906,382	$(6,524,757)	$649,429	$327,383

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$212,082	$1,050,377	$301,916	$669,302	$706,993	$2,025,641
Net transfers between Sub-Accounts and Fixed Account	(2,264,878)	556,629	(60,738,729)	(6,033,872)	558,099	1,631,290
Withdrawals, surrenders, annuitizations and contract charges	(27,805)	(129,174)	(6,206,026)	(11,822,887)	(532,878)	(193,294)
Net accumulation activity	$(2,080,601)	$1,477,832	$(66,642,839)	$(17,187,457)	$732,214	$3,463,637

Annuitization Activity:
Annuitizations	$-	$-	$9,381	$108,915	$-	$14,540
Annuity payments and contract charges	-	-	(70,537)	(122,309)	(1,878)	(1,654)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	43,303	(25,069)	(227)	(104)
Net annuitization activity	$-	$-	$(17,853)	$(38,463)	$(2,105)	$12,782
Increase (Decrease) in net assets from contract owner transactions	$(2,080,601)	$1,477,832	$(66,660,692)	$(17,225,920)	$730,109	$3,476,419

Increase (Decrease) in net assets	$(1,874,220)	$1,373,034	$(60,754,310)	$(23,750,677)	$1,379,538	$3,803,802

Net Assets:
Beginning of year	$1,874,220	$501,186	$60,754,310	$84,504,987	$3,969,895	$166,093
End of year	$-	$1,874,220	$-	$60,754,310	$5,349,433	$3,969,895

Unit Transactions:
Beginning of year	210,153	51,398	4,636,581	5,837,945	344,004	17,109
Purchased	22,316	111,138	17,039	61,866	60,171	194,946
Transferred between Sub-Accounts and Fixed Accumulation Account	(229,409)	61,335	(4,199,824)	(441,120)	48,386	149,769
Withdrawn, Surrendered and Annuitized	(3,060)	(13,718)	(453,796)	(822,110)	(43,903)	(17,820)
End of year	-	210,153	-	4,636,581	408,658	344,004

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GGS		GG2		GGR
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$2,542,593	$(694,415)	$(60,187)	$(33,346)	$(1,455,863)	$(2,286,052)
Net realized gains (losses)	3,335,761	96,097	68,400	(96,558)	(42,479,223)	(56,684,239)
Net unrealized gains (losses)	2,362,200	9,240,993	1,440,721	(470,420)	89,840,927	11,234,270
Increase (Decrease) in net assets from operations	$8,240,554	$8,642,675	$1,448,934	$(600,324)	$45,905,841	$(47,736,021)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$371,573	$837,429	$1,067,217	$1,579,033	$1,056,774	$2,197,195
Net transfers between Sub-Accounts and Fixed Account	681,462	20,849,237	809,598	1,559,952	(6,471,189)	(27,098,041)
Withdrawals, surrenders, annuitizations and contract charges	(12,215,073)	(10,404,311)	(260,799)	(182,302)	(22,419,923)	(30,247,996)
Net accumulation activity	$(11,162,038)	$11,282,355	$1,616,016	$2,956,683	$(27,834,338)	$(55,148,842)

Annuitization Activity:
Annuitizations	$33,967	$13,422	$-	$-	$74,318	$6,939
Annuity payments and contract charges	(79,101)	(78,834)	(278)	-	(117,175)	(136,935)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(4,146)	(32,096)	(47)	-	(143)	(13,486)
Net annuitization activity	$(49,280)	$(97,508)	$(325)	$-	$(43,000)	$(143,482)
Increase (Decrease) in net assets from contract owner transactions	$(11,211,318)	$11,184,847	$1,615,691	$2,956,683	$(27,877,338)	$(55,292,324)

Increase (Decrease) in net assets	$(2,970,764)	$19,827,522	$3,064,625	$2,356,359	$18,028,503	$(103,028,345)

Net Assets:
Beginning of year	$64,709,568	$44,882,046	$3,713,489	$1,357,130	$157,722,758	$260,751,103
End of year	$61,738,804	$64,709,568	$6,778,114	$3,713,489	$175,751,261	$157,722,758

Unit Transactions:
Beginning of year	4,610,834	3,647,399	468,329	140,349	13,695,036	17,723,668
Purchased	26,436	70,005	99,074	175,879	92,200	234,808
Transferred between Sub-Accounts and Fixed Accumulation Account	22,631	1,677,469	81,031	175,009	(544,877)	(2,282,798)
Withdrawn, Surrendered and Annuitized	(805,281)	(784,039)	(32,575)	(22,908)	(1,559,078)	(1,980,642)
End of year	3,854,620	4,610,834	615,859	468,329	11,683,281	13,695,036

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GT1		GTS		GT2
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(4,456)	$(4,895)	$(14,298)	$(28,240)	$43,679	$7,504
Net realized gains (losses)	(13,354)	(25,215)	(696,575)	(1,077,797)	50,082	(30,105)
Net unrealized gains (losses)	112,882	(130,300)	1,002,615	(75,505)	1,537,313	3,524
Increase (Decrease) in net assets from operations	$95,072	$(160,410)	$291,742	$(1,181,542)	$1,631,074	$(19,077)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$36,480	$222,175	$8,623	$54,175	$906,887	$2,288,946
Net transfers between Sub-Accounts and Fixed Account	(491,415)	82,773	(1,582,859)	(40,601)	3,755,495	1,869,065
Withdrawals, surrenders, annuitizations and contract charges	(13,119)	(6,571)	(108,394)	(218,548)	(547,443)	(67,406)
Net accumulation activity	$(468,054)	$298,377	$(1,682,630)	$(204,974)	$4,114,939	$4,090,605

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$14,184	$-
Annuity payments and contract charges	-	-	-	-	(419)	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(62)	-
Net annuitization activity	$-	$-	$-	$-	$13,703	$-
Increase (Decrease) in net assets from contract owner transactions	$(468,054)	$298,377	$(1,682,630)	$(204,974)	$4,128,642	$4,090,605

Increase (Decrease) in net assets	$(372,982)	$137,967	$(1,390,888)	$(1,386,516)	$5,759,716	$4,071,528

Net Assets:
Beginning of year	$372,982	$235,015	$1,390,888	$2,777,404	$5,544,326	$1,472,798
End of year	$-	$372,982	$-	$1,390,888	$11,304,042	$5,544,326

Unit Transactions:
Beginning of year	66,336	24,957	555,343	662,983	575,530	151,199
Purchased	4,821	33,670	3,471	17,643	90,639	240,584
Transferred between Sub-Accounts and Fixed Accumulation Account	(68,890)	12,857	(518,984)	(47,757)	353,356	194,806
Withdrawn, Surrendered and Annuitized	(2,267)	(5,148)	(39,830)	(77,526)	(53,690)	(11,059)
End of year	-	66,336	-	555,343	965,835	575,530

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GTR		MFK		GSS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$660,194	$419,406	$2,697,283	$1,395,817	$21,852,435	$20,283,292
Net realized gains (losses)	(2,050,099)	(2,777,769)	922,072	(9,501)	21,561,553	4,528,114
Net unrealized gains (losses)	23,651,015	1,599,601	(3,297,455)	3,096,017	(40,288,933)	27,217,769
Increase (Decrease) in net assets from operations	$22,261,110	$(758,762)	$321,900	$4,482,333	$3,125,055	$52,029,175

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,043,042	$923,510	$48,599,628	$32,428,415	$7,213,527	$19,413,929
Net transfers between Sub-Accounts and Fixed Account	66,204,830	4,646,419	3,419,581	36,864,681	(117,172,529)	189,926,837
Withdrawals, surrenders, annuitizations and contract charges	(14,994,182)	(11,905,476)	(13,740,482)	(4,331,047)	(114,597,485)	(112,973,131)
Net accumulation activity	$52,253,690	$(6,335,547)	$38,278,727	$64,962,049	$(224,556,487)	$96,367,635

Annuitization Activity:
Annuitizations	$-	$22,199	$6,869	$28,565	$114,873	$141,946
Annuity payments and contract charges	(84,741)	(72,879)	(3,484)	(3,252)	(531,760)	(660,933)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(188,144)	(39,313)	(387)	(199)	(47,977)	(69,314)
Net annuitization activity	$(272,885)	$(89,993)	$2,998	$25,114	$(464,864)	$(588,301)
Increase (Decrease) in net assets from contract owner transactions	$51,980,805	$(6,425,540)	$38,281,725	$64,987,163	$(225,021,351)	$95,779,334

Increase (Decrease) in net assets	$74,241,915	$(7,184,302)	$38,603,625	$69,469,496	$(221,896,296)	$147,808,509

Net Assets:
Beginning of year	$76,987,347	$84,171,649	$93,288,471	$23,818,975	$743,720,269	$595,911,760
End of year	$151,229,262	$76,987,347	$131,892,096	$93,288,471	$521,823,973	$743,720,269

Unit Transactions:
Beginning of year	5,490,465	5,780,805	8,558,119	2,355,604	50,577,174	43,557,072
Purchased	81,487	78,902	4,810,403	3,198,551	575,584	1,601,821
Transferred between Sub-Accounts and Fixed Accumulation Account	4,193,301	432,986	344,054	3,497,333	(8,507,621)	12,927,838
Withdrawn, Surrendered and Annuitized	(928,759)	(802,228)	(1,328,794)	(493,369)	(7,382,992)	(7,509,557)
End of year	8,836,494	5,490,465	12,383,782	8,558,119	35,262,145	50,577,174

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MFC		HYS		IG1
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$3,279,092	$1,562,250	$20,942,422	$24,098,474	$(116,872)	$(79,871)
Net realized gains (losses)	118,939	(1,000,412)	(14,581,060)	(33,156,854)	210,804	1,032,560
Net unrealized gains (losses)	5,174,685	72,066	43,400,678	11,817,205	4,008,633	(918,118)
Increase (Decrease) in net assets from operations	$8,572,716	$633,904	$49,762,040	$2,758,825	$4,102,565	$34,571

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,189,010	$13,016,093	$2,933,458	$2,612,480	$828,688	$4,527,332
Net transfers between Sub-Accounts and Fixed Account	22,227,714	12,022,299	32,765,697	(10,818,426)	464,091	4,848,362
Withdrawals, surrenders, annuitizations and contract charges	(3,346,815)	(1,357,205)	(39,589,937)	(38,199,666)	(773,929)	(2,087,732)
Net accumulation activity	$40,069,909	$23,681,187	$(3,890,782)	$(46,405,612)	$518,850	$7,287,962

Annuitization Activity:
Annuitizations	$8,518	$9,671	$57,070	$168,718	$-	$1,534
Annuity payments and contract charges	(1,577)	(470)	(203,576)	(287,181)	(112)	(105)
Net transfers between Sub-Account	-	-	-	-	-	-
Adjustments to annuity reserves	(256)	(63)	(65,957)	(36,001)	(33)	(49)
Net annuitization activity	$6,685	$9,138	$(212,463)	$(154,464)	$(145)	$1,380
Increase (Decrease) in net assets from contract owner transactions	$40,076,594	$23,690,325	$(4,103,245)	$(46,560,076)	$518,705	$7,289,342

Increase (Decrease) in net assets	$48,649,310	$24,324,229	$45,658,795	$(43,801,251)	$4,621,270	$7,323,913

Net Assets:
Beginning of year	$32,604,716	$8,280,487	$257,293,833	$301,095,084	$10,427,953	$3,104,040
End of year	$81,254,026	$32,604,716	$302,952,628	$257,293,833	$15,049,223	$10,427,953

Unit Transactions:
Beginning of year	3,266,770	838,150	20,985,015	24,640,912	1,265,240	326,874
Purchased	1,858,559	1,321,172	275,387	248,178	91,195	501,152
Transferred between Sub-Accounts and Fixed Accumulation Account	1,881,182	1,246,987	2,635,374	(987,124)	63,877	670,533
Withdrawn, Surrendered and Annuitized	(307,298)	(139,539)	(2,780,213)	(2,916,951)	(86,423)	(233,319)
End of year	6,699,213	3,266,770	21,115,563	20,985,015	1,333,889	1,265,240

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IGS		MI1		MII
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002 (a)	2003	2002
Operations:
Net investment income (loss)	$(617,881)	$(900,486)	$(26,442)	$(11,170)	$(196,451)	$(332,754)
Net realized gains (losses)	(7,065,737)	(8,001,430)	19,988	158,321	(3,949,195)	(5,788,484)
Net unrealized gains (losses)	36,651,846	(5,408,492)	995,879	(87,353)	18,317,370	1,710,751
Increase (Decrease) in net assets from operations	$28,968,228	$(14,310,408)	$989,425	$59,798	$14,171,724	$(4,410,487)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$800,258	$1,325,782	$377,907	$1,096,678	$330,336	$421,727
Net transfers between Sub-Accounts and Fixed Account	(277,777)	(5,950,235)	1,274,091	666,775	3,249,607	(1,131,388)
Withdrawals, surrenders, annuitizations and contract charges	(10,119,942)	(10,712,751)	(267,728)	(47,221)	(7,427,403)	(7,941,573)
Net accumulation activity	$(9,597,461)	$(15,337,204)	$1,384,270	$1,716,232	$(3,847,460)	$(8,651,234)

Annuitization Activity:
Annuitizations	$26,319	$7,928	$-	$-	$4,002	$-
Annuity payments and contract charges	(20,951)	(21,548)	-	-	(19,347)	(29,483)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(7,841)	(4,563)	-	-	(7,534)	(12,135)
Net annuitization activity	$(2,473)	$(18,183)	$-	$-	$(22,879)	$(41,618)
Increase (Decrease) in net assets from contract owner transactions	$(9,599,934)	$(15,355,387)	$1,384,270	$1,716,232	$(3,870,339)	$(8,692,852)

Increase (Decrease) in net assets	$19,368,294	$(29,665,795)	$2,373,695	$1,776,030	$10,301,385	$(13,103,339)

Net Assets:
Beginning of year	$87,260,895	$116,926,690	$2,198,379	$422,349	$48,423,016	$61,526,355
End of year	$106,629,189	$87,260,895	$4,572,074	$2,198,379	$58,724,401	$48,423,016

Unit Transactions:
Beginning of year	11,708,342	13,618,628	253,434	45,114	4,845,066	5,653,736
Purchased	103,885	171,778	40,419	117,862	36,979	40,036
Transferred between Sub-Accounts and Fixed Accumulation Account	(146,589)	(759,280)	136,028	95,885	364,275	(114,421)
Withdrawn, Surrendered and Annuitized	(1,223,551)	(1,322,784)	(30,588)	(5,427)	(666,470)	(734,285)
End of year	10,442,087	11,708,342	399,293	253,434	4,579,850	4,845,066

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MS1		MSS		M1B
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(39,173)	$(27,553)	$(1,998,354)	$(2,704,683)	$(648,456)	$(345,415)
Net realized gains (losses)	(106,698)	(84,808)	(47,724,241)	(74,284,868)	(1,063,171)	(798,785)
Net unrealized gains (losses)	689,536	(469,552)	79,601,399	12,808,077	9,451,816	(7,657,729)
Increase (Decrease) in net assets from operations	$543,665	$(581,913)	$29,878,804	$(64,181,474)	$7,740,189	$(8,801,929)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$155,065	$1,275,192	$964,939	$2,123,359	$19,109,076	$15,870,561
Net transfers between Sub-Accounts and Fixed Account	79,351	832,853	(6,148,440)	(28,773,717)	8,324,389	9,667,852
Withdrawals, surrenders, annuitizations and contract charges	(156,342)	(40,892)	(19,674,522)	(27,745,455)	(2,625,362)	(1,208,871)
Net accumulation activity	$78,074	$2,067,153	$(24,858,023)	$(54,395,813)	$24,808,103	$24,329,542

Annuitization Activity:
Annuitizations	$-	$-	$69,527	$17,607	$10,566	$-
Annuity payments and contract charges	-	-	(83,643)	(128,925)	(318)	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(28,648)	49,975	(45)	-
Net annuitization activity	$-	$-	$(42,764)	$(61,343)	$10,203	$-
Increase (Decrease) in net assets from contract owner transactions	$78,074	$2,067,153	$(24,900,787)	$(54,457,156)	$24,818,306	$24,329,542

Increase (Decrease) in net assets	$621,739	$1,485,240	$4,978,017	$(118,638,630)	$32,558,495	$15,527,613

Net Assets:
Beginning of year	$2,241,427	$756,187	$143,971,087	$262,609,717	$29,392,471	$13,864,858
End of year	$2,863,166	$2,241,427	$148,949,104	$143,971,087	$61,950,966	$29,392,471

Unit Transactions:
Beginning of year	320,127	78,580	14,253,338	18,605,449	4,230,272	1,419,642
Purchased	18,534	148,920	115,442	196,173	1,815,023	1,821,934
Transferred between Sub-Accounts and Fixed Accumulation Account	10,573	98,110	(562,001)	(2,525,023)	953,702	1,153,027
Withdrawn, Surrendered and Annuitized	(20,773)	(5,483)	(1,526,477)	(2,023,261)	(348,376)	(164,331)
End of year	328,461	320,127	12,280,302	14,253,338	6,650,621	4,230,272

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MIS		MFL		MIT
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(6,159,667)	$(7,134,480)	$(339,828)	$(209,140)	$(2,775,141)	$(4,880,066)
Net realized gains (losses)	(66,637,079)	(119,932,703)	(1,305,227)	(751,300)	(111,624,541)	(149,023,111)
Net unrealized gains (losses)	154,987,387	(71,931,453)	12,658,113	(8,870,924)	305,913,250	(193,397,289)
Increase (Decrease) in net assets from operations	$82,190,641	$(198,998,636)	$11,013,058	$(9,831,364)	$191,513,568	$(347,300,466)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,884,118	$5,247,825	$7,494,031	$21,868,525	$8,030,314	$13,205,858
Net transfers between Sub-Accounts and Fixed Account	9,564,741	(73,387,309)	7,856,344	17,725,359	(25,737,703)	(131,535,540)
Withdrawals, surrenders, annuitizations and contract charges	(41,024,285)	(54,468,052)	(3,386,317)	(1,865,378)	(132,067,375)	(177,865,737)
Net accumulation activity	$(28,575,426)	$(122,607,536)	$11,964,058	$37,728,506	$(149,774,764)	$(296,195,419)

Annuitization Activity:
Annuitizations	$3,329	$13,393	$28,281	$3,883	$132,708	$123,802
Annuity payments and contract charges	(168,324)	(198,590)	(1,378)	(242)	(793,105)	(1,112,911)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(12,319)	(32,966)	(298)	(108)	(94,307)	(10,444)
Net annuitization activity	$(177,314)	$(218,163)	$26,605	$3,533	$(754,704)	$(999,553)
Increase (Decrease) in net assets from contract owner transactions	$(28,752,740)	$(122,825,699)	$11,990,663	$37,732,039	$(150,529,468)	$(297,194,972)

Increase (Decrease) in net assets	$53,437,901	$(321,824,335)	$23,003,721	$27,900,675	$40,984,100	$(644,495,438)

Net Assets:
Beginning of year	$411,220,281	$733,044,616	$46,842,065	$18,941,390	$1,027,852,421	$1,672,347,859
End of year	$464,658,182	$411,220,281	$69,845,786	$46,842,065	$1,068,836,521	$1,027,852,421

Unit Transactions:
Beginning of year	65,830,913	82,854,696	6,235,850	1,960,395	93,484,847	114,934,813
Purchased	444,048	734,385	751,719	2,467,270	798,958	1,264,050
Transferred between Sub-Accounts and Fixed Accumulation Account	783,949	(10,701,366)	884,967	2,059,574	(2,442,894)	(10,650,348)
Withdrawn, Surrendered and Annuitized	(5,811,697)	(7,056,802)	(425,810)	(251,389)	(9,735,592)	(12,063,668)
End of year	61,247,213	65,830,913	7,446,726	6,235,850	82,105,319	93,484,847

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MC1		MCS		MCV
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002 (c)
Operations:
Net investment income (loss)	$(338,188)	$(183,642)	$(754,038)	$(771,797)	$(87,648)	$(3,114)
Net realized gains (losses)	(1,998,796)	(1,705,465)	(11,809,739)	(21,346,885)	109,718	(1,361)
Net unrealized gains (losses)	8,553,836	(6,212,001)	27,559,790	(16,922,656)	1,825,251	(1,522)
Increase (Decrease) in net assets from operations	$6,216,852	$(8,101,108)	$14,996,013	$(39,041,338)	$1,847,321	$(5,997)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$11,729,361	$9,276,606	$482,263	$577,381	$9,878,735	$320,249
Net transfers between Sub-Accounts and Fixed Account	6,014,607	6,572,293	27,329,950	8,776,726	3,614,888	394,325
Withdrawals, surrenders, annuitizations and contract charges	(1,749,898)	(718,323)	(6,563,851)	(5,828,964)	(366,921)	(5,030)
Net accumulation activity	$15,994,070	$15,130,576	$21,248,362	$3,525,143	$13,126,702	$709,544

Annuitization Activity:
Annuitizations	$1,033	$12,591	$-	$4,156	$1,086	$-
Annuity payments and contract charges	(1,286)	(1,249)	(6,882)	(6,171)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(198)	(105)	(2,169)	(1,302)	-	-
Net annuitization activity	$(451)	$11,237	$(9,051)	$(3,317)	$1,086	$-
Increase (Decrease) in net assets from contract owner transactions	$15,993,619	$15,141,813	$21,239,311	$3,521,826	$13,127,788	$709,544
					14,975,109
Increase (Decrease) in net assets	$22,210,471	$7,040,705	$36,235,324	$(35,519,512)	$	$703,547

Net Assets:
Beginning of year	$14,018,481	$6,977,776	$39,906,465	$75,425,977	$703,547	$-
End of year	$36,228,952	$14,018,481	$76,141,789	$39,906,465	$15,678,656	$703,547

Unit Transactions:
Beginning of year	2,772,461	723,935	10,939,748	10,773,649	86,168	-
Purchased	1,071,503	1,243,210	139,189	115,995	861,442	39,705
Transferred between Sub-Accounts and Fixed Accumulation Account	728,480	939,270	5,776,648	1,306,324	361,070	47,078
Withdrawn, Surrendered and Annuitized	(282,633)	(133,954)	(1,520,626)	(1,256,220)	(36,911)	(615)
End of year	4,289,811	2,772,461	15,334,959	10,939,748	1,271,769	86,168

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MM1		MMS		M1A
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(676,092)	$(215,337)	$(3,674,862)	$(907,959)	$(329,076)	$(217,812)
Net realized gains (losses)	-	-	-	-	(1,138,363)	(731,683)
Net unrealized gains (losses)	-	-	-	-	7,704,890	(5,365,837)
Increase (Decrease) in net assets from operations	$(676,092)	$(215,337)	$(3,674,862)	$(907,959)	$6,237,451	$(6,315,332)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$58,032,607	$78,441,041	$15,907,021	$27,424,518	$3,899,985	$9,269,451
Net transfers between Sub-Accounts and Fixed Account	(37,596,180)	11,644,385	17,199,227	304,930,662	3,028,796	7,331,325
Withdrawals, surrenders, annuitizations and contract charges	(24,301,362)	(57,616,155)	(276,742,358)	(404,066,221)	(1,417,375)	(870,069)
Net accumulation activity	$(3,864,935)	$32,469,271	$(243,636,110)	$(71,711,041)	$5,511,406	$15,730,707

Annuitization Activity:
Annuitizations	$127,011	$13,887	$42,391	$405,606	$-	$35,680
Annuity payments and contract charges	(15,883)	(15,218)	(583,818)	(523,684)	(3,638)	(3,542)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(1,681)	11,950	(30,696)	(188,394)	(553)	(242)
Net annuitization activity	$109,447	$10,619	$(572,123)	$(306,472)	$(4,191)	$31,896
Increase (Decrease) in net assets from contract owner transactions	$(3,755,488)	$32,479,890	$(244,208,233)	$(72,017,513)	$5,507,215	$15,762,603

Increase (Decrease) in net assets	$(4,431,580)	$32,264,553	$(247,883,095)	$(72,925,472)	$11,744,666	$9,447,271

Net Assets:
Beginning of year	$52,748,947	$20,484,394	$581,571,010	$654,496,482	$17,111,473	$7,664,202
End of year	$48,317,367	$52,748,947	$333,687,915	$581,571,010	$28,856,139	$17,111,473

Unit Transactions:
Beginning of year	5,279,063	2,033,294	47,957,226	53,824,814	2,530,871	744,162
Purchased	6,468,798	7,923,676	2,447,802	2,326,155	395,741	1,038,386
Transferred between Sub-Accounts and Fixed Accumulation Account	(3,852,358)	1,163,800	(19,628)	23,907,421	328,344	867,033
Withdrawn, Surrendered and Annuitized	(2,998,781)	(5,841,707)	(22,675,123)	(32,101,164)	(185,015)	(118,710)
End of year	4,896,722	5,279,063	27,710,277	47,957,226	3,069,941	2,530,871

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	NWD		RE1		RES
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(2,190,633)	$(2,714,943)	$(99,410)	$(67,789)	$(2,353,463)	$(5,858,452)
Net realized gains (losses)	(22,680,045)	(30,404,508)	(321,294)	(254,138)	(81,631,541)	(108,793,269)
Net unrealized gains (losses)	67,707,360	(50,324,918)	2,612,530	(1,697,049)	173,829,375	(76,663,943)
Increase (Decrease) in net assets from operations	$42,836,682	$(83,444,369)	$2,191,826	$(2,018,976)	$89,844,371	$(191,315,664)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,665,766	$2,090,760	$5,860,953	$4,242,954	$2,969,474	$5,472,218
Net transfers between Sub-Accounts and Fixed Account	7,246,229	5,369,734	1,349,855	2,140,618	(24,427,338)	(88,792,346)
Withdrawals, surrenders, annuitizations and contract charges	(17,672,636)	(20,081,316)	(583,571)	(358,358)	(61,080,270)	(80,061,036)
Net accumulation activity	$(8,760,641)	$(12,620,822)	$6,627,237	$6,025,214	$(82,538,134)	$(163,381,164)

Annuitization Activity:
Annuitizations	$26,620	$7,955	$-	$14,080	$22,920	$205,089
Annuity payments and contract charges	(61,262)	(53,628)	(1,505)	(1,562)	(309,729)	(443,321)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(1,894)	10,363	(199)	(82)	(20,096)	(11,367)
Net annuitization activity	$(36,536)	$(35,310)	$(1,704)	$12,436	$(306,905)	$(249,599)
Increase (Decrease) in net assets from contract owner transactions	$(8,797,177)	$(12,656,132)	$6,625,533	$6,037,650	$(82,845,039)	$(163,630,763)

Increase (Decrease) in net assets	$34,039,505	$(96,100,501)	$8,817,359	$4,018,674	$6,999,332	$(354,946,427)

Net Assets:
Beginning of year	$142,395,159	$238,495,660	$7,124,245	$3,105,571	$442,075,147	$797,021,574
End of year	$176,434,664	$142,395,159	$15,941,604	$7,124,245	$449,074,479	$442,075,147

Unit Transactions:
Beginning of year	18,934,627	20,720,859	998,378	322,046	40,346,263	52,722,243
Purchased	190,185	233,498	593,782	470,796	324,329	561,796
Transferred between Sub-Accounts and Fixed Accumulation Account	388,361	58,334	144,234	251,596	(1,996,106)	(7,211,797)
Withdrawn, Surrendered and Annuitized	(1,945,831)	(2,078,064)	(77,842)	(46,060)	(4,559,868)	(5,725,979)
End of year	17,567,342	18,934,627	1,658,552	998,378	34,114,618	40,346,263

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RG1		RGS		RI1
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(67,660)	$(45,939)	$(439,347)	$(555,270)	$(154,725)	$(54,322)
Net realized gains (losses)	(199,076)	(230,597)	(4,201,674)	(7,741,158)	373,853	58,965
Net unrealized gains (losses)	1,978,848	(1,218,737)	19,836,166	(12,060,128)	3,978,483	(456,169)
Increase (Decrease) in net assets from operations	$1,712,112	$(1,495,273)	$15,195,145	$(20,356,556)	$4,197,611	$(451,526)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$302,283	$3,010,742	$725,560	$1,048,639	$15,933,874	$2,533,779
Net transfers between Sub-Accounts and Fixed Account	959,349	1,913,779	7,029,371	(2,307,270)	1,653,575	1,350,318
Withdrawals, surrenders, annuitizations and contract charges	(494,876)	(176,671)	(7,272,231)	(8,701,049)	(513,088)	(210,884)
Net accumulation activity	$766,756	$4,747,850	$482,700	$(9,959,680)	$17,074,361	$3,673,213

Annuitization Activity:
Annuitizations	$-	$-	$17,199	$2,713	$-	$-
Annuity payments and contract charges	-	-	(28,605)	(30,608)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(5,011)	9,199	-	-
Net annuitization activity	$-	$-	$(16,417)	$(18,696)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$766,756	$4,747,850	$466,283	$(9,978,376)	$17,074,361	$3,673,213

Increase (Decrease) in net assets	$2,478,868	$3,252,577	$15,661,428	$(30,334,932)	$21,271,972	$3,221,687

Net Assets:
Beginning of year	$6,404,569	$3,151,992	$61,785,510	$92,120,442	$5,755,219	$2,533,532
End of year	$8,883,437	$6,404,569	$77,446,938	$61,785,510	$27,027,191	$5,755,219

Unit Transactions:
Beginning of year	836,210	317,814	7,794,225	8,941,881	688,316	269,147
Purchased	35,282	327,374	106,739	124,729	1,421,520	282,860
Transferred between Sub-Accounts and Fixed Accumulation Account	109,522	213,503	683,863	(338,644)	168,533	160,946
Withdrawn, Surrendered and Annuitized	(61,564)	(22,481)	(823,323)	(933,741)	(57,259)	(24,637)
End of year	919,450	836,210	7,761,504	7,794,225	2,221,110	688,316

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RIS		SG1		SGS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(525,487)	$(863,071)	$(196,915)	$(61,762)	$(591,845)	$(750,149)
Net realized gains (losses)	(5,789,289)	(7,463,512)	(240,196)	(185,417)	(9,877,635)	(20,806,722)
Net unrealized gains (losses)	23,860,798	(1,595,805)	3,005,665	(1,204,502)	19,664,620	(128,140)
Increase (Decrease) in net assets from operations	$17,546,022	$(9,922,388)	$2,568,554	$(1,451,681)	$9,195,140	$(21,685,011)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$481,955	$697,367	$18,766,736	$2,883,270	$250,428	$585,833
Net transfers between Sub-Accounts and Fixed Account	(539,581)	(2,491,157)	3,811,198	1,790,560	3,967,601	(9,899,150)
Withdrawals, surrenders, annuitizations and contract charges	(5,997,849)	(6,390,353)	(854,946)	(210,774)	(4,113,269)	(4,686,831)
Net accumulation activity	$(6,055,475)	$(8,184,143)	$21,722,988	$4,463,056	$104,760	$(14,000,148)

Annuitization Activity:
Annuitizations	$-	$2,014	$2,073	$-	$-	$-
Annuity payments and contract charges	(18,742)	(12,224)	-	-	(17,013)	(18,603)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	1,040	17,684	-	-	(3,048)	184
Net annuitization activity	$(17,702)	$7,474	$2,073	$-	$(20,061)	$(18,419)
Increase (Decrease) in net assets from contract owner transactions	$(6,073,177)	$(8,176,669)	$21,725,061	$4,463,056	$84,699	$14,018,567

Increase (Decrease) in net assets	$11,472,845	$(18,099,057)	$24,293,615	$3,011,375	$9,279,839	$35,703,578

Net Assets:
Beginning of year	$61,819,925	$79,918,982	$4,997,289	$1,985,914	$38,193,061	$73,896,639
End of year	$73,292,770	$61,819,925	$29,290,904	$4,997,289	$47,472,900	$38,193,061

Unit Transactions:
Beginning of year	8,305,636	9,379,991	729,461	204,017	8,056,046	10,760,916
Purchased	55,820	87,486	1,593,753	338,189	51,622	105,257
Transferred between Sub-Accounts and Fixed Accumulation Account	(222,241)	(389,802)	377,518	216,838	629,295	(1,965,055)
Withdrawn, Surrendered and Annuitized	(726,213)	(772,039)	(100,543)	(29,583)	(759,214)	(845,072)
End of year	7,413,002	8,305,636	2,600,189	729,461	7,977,749	8,056,046

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SI1		SIS		SVS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002 (c)
Operations:
Net investment income (loss)	$429,838	$191,974	$1,902,359	$1,554,079	$(66,806)	$(4,896)
Net realized gains (losses)	246,158	(6,301)	843,234	(136,444)	69,732	(14,385)
Net unrealized gains (losses)	1,084,036	373,972	3,919,210	1,673,376	1,057,089	(17,654)
Increase (Decrease) in net assets from operations	$1,760,032	$559,645	$6,664,803	$3,091,011	$1,060,015	$(36,935)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,737,841	$4,963,366	$410,357	$610,153	$3,275,853	$634,920
Net transfers between Sub-Accounts and Fixed Account	4,307,486	5,231,040	11,258,457	12,069,495	3,140,801	477,067
Withdrawals, surrenders, annuitizations and contract charges	(1,866,058)	(440,592)	(8,229,241)	(6,867,834)	(378,017)	(2,950)
Net accumulation activity	$6,179,269	$9,753,814	$3,439,573	$5,811,814	$6,038,637	$1,109,037

Annuitization Activity:
Annuitizations	$14,712	$10,146	$-	$18,058	$-	$-
Annuity payments and contract charges	(1,680)	(495)	(28,026)	(15,382)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(217)	(67)	(7,990)	2,990	-	-
Net annuitization activity	$12,815	$9,584	$(36,016)	$5,666	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$6,192,084	$9,763,398	$3,403,557	$5,817,480	$6,038,637	$1,109,037
Increase (Decrease) in net assets	$7,952,116	$10,323,043	$10,068,360	$8,908,491	$7,098,652	$1,072,102

Net Assets:
Beginning of year	$12,904,706	$2,581,663	$56,213,140	$47,304,649	$1,072,102	$-
End of year	$20,856,822	$12,904,706	$66,281,500	$56,213,140	$8,170,754	$1,072,102

Unit Transactions:
Beginning of year	1,211,192	256,166	5,060,468	4,516,487	131,129	-
Purchased	343,202	487,952	56,543	57,637	298,582	73,782
Transferred between Sub-Accounts and Fixed Accumulation Account	391,838	510,730	954,090	1,128,600	306,034	57,721
Withdrawn, Surrendered and Annuitized	(170,616)	(43,656)	(705,066)	(642,256)	(38,805)	(374)
End of year	1,775,616	1,211,192	5,366,035	5,060,468	696,940	131,129

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	TE1		TEC		MFJ
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(38,011)	$(24,264)	$(295,496)	$(310,004)	$1,921,484	$1,148,316
Net realized gains (losses)	(230,089)	(581,207)	(7,240,439)	(15,007,510)	(1,057,332)	1,739,397
Net unrealized gains (losses)	1,072,638	(740,856)	14,242,468	285,045	23,274,477	(10,314,011)
Increase (Decrease) in net assets from operations	$804,538	$(1,346,327)	$6,706,533	$(15,032,469)	$24,138,629	$(7,426,298)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$412,838	$965,988	$187,720	$326,349	$76,292,905	$59,652,592
Net transfers between Sub-Accounts and Fixed Account	1,524,944	1,013,832	9,251,164	(2,765,518)	21,399,392	42,745,374
Withdrawals, surrenders, annuitizations and contract charges	(154,715)	(69,702)	(1,818,090)	(2,361,729)	(11,071,540)	(4,649,697)
Net accumulation activity	$1,783,067	$1,910,118	$7,620,794	$(4,800,898)	$86,620,757	$97,748,269

Annuitization Activity:
Annuitizations	$-	$-	$-	$4,047	$-	$59,472
Annuity payments and contract charges	-	-	(1,475)	(1,602)	(6,726)	(6,709)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(513)	(1,820)	(831)	(377)
Net annuitization activity	$-	$-	$(1,988)	$625	$(7,557)	$52,386
Increase (Decrease) in net assets from contract owner transactions	$1,783,067	$1,910,118	$7,618,806	$(4,800,273)	$86,613,200	$97,800,655

Increase (Decrease) in net assets	$2,587,605	$563,791	$14,325,339	$(19,832,742)	$110,751,829	$90,374,357

Net Assets:
Beginning of year	$1,507,781	$943,990	$14,026,934	$33,859,676	$120,728,633	$30,354,276
End of year	$4,095,386	$1,507,781	$28,352,273	$14,026,934	$231,480,462	$120,728,633

Unit Transactions:
Beginning of year	292,860	97,036	5,811,547	7,440,220	13,048,289	3,047,596
Purchased	59,244	127,501	81,880	98,644	7,098,199	6,122,165
Transferred between Sub-Accounts and Fixed Accumulation Account	219,682	83,609	3,042,212	(997,372)	2,076,015	4,426,034
Withdrawn, Surrendered and Annuitized	(24,184)	(15,286)	(637,512)	(729,945)	(1,173,558)	(547,506)
End of year	547,602	292,860	8,298,127	5,811,547	21,048,945	13,048,289

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	TRS		MFE		UTS
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$27,263,640	$29,455,337	$151,689	$185,518	$3,894,552	$6,800,573
Net realized gains (losses)	(60,957,845)	259,687	(349,041)	(765,472)	(34,868,231)	(81,991,651)
Net unrealized gains (losses)	236,151,786	(150,961,795)	3,783,446	(1,748,961)	96,937,403	(20,699,790)
Increase (Decrease) in net assets from operations	$202,457,581	$(121,246,771)	$3,586,094	$(2,328,915)	$65,963,724	$(95,890,868)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$12,429,427	$22,336,098	$1,905,667	$3,856,688	$1,624,278	$3,077,015
Net transfers between Sub-Accounts and Fixed Account	40,400,723	66,326,479	2,045,084	2,841,058	(547,273)	(62,977,839)
Withdrawals, surrenders, annuitizations and contract charges	(218,858,960)	(254,641,685)	(952,974)	(455,394)	(27,757,435)	(39,387,069)
Net accumulation activity	$(166,028,810)	$(165,979,108)	$2,997,777	$6,242,352	$(26,680,430)	$(99,287,893)

Annuitization Activity:
Annuitizations	$785,380	$857,592	$-	$19,227	$39,900	$78,444
Annuity payments and contract charges	(1,769,772)	(1,899,909)	(2,495)	(1,626)	(120,896)	(159,469)
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(248,336)	(225,182)	(358)	(123)	(27,322)	(965)
Net annuitization activity	$(1,232,728)	$(1,267,499)	$(2,853)	$17,478	$(108,318)	$(81,990)
Increase (Decrease) in net assets from contract owner transactions	$(167,261,538)	$(167,246,607)	$2,994,924	$6,259,830	$(26,788,748)	$(99,369,883)

Increase (Decrease) in net assets	$35,196,043	$(288,493,378)	$6,581,018	$3,930,915	$39,174,976	$(195,260,751)

Net Assets:
Beginning of year	$1,430,271,084	$1,718,764,462	$9,331,003	$5,400,088	$210,814,418	$406,075,169
End of year	$1,465,467,127	$1,430,271,084	$15,912,021	$9,331,003	$249,989,394	$210,814,418

Unit Transactions:
Beginning of year	86,032,615	92,999,406	1,391,497	605,177	22,902,575	32,768,627
Purchased	861,400	1,571,661	174,904	494,247	182,991	329,869
Transferred between Sub-Accounts and Fixed Accumulation Account	2,604,520	4,835,599	210,153	359,375	(341,093)	(6,709,518)
Withdrawn, Surrendered and Annuitized	(11,580,703)	(13,374,051)	(122,727)	(67,302)	(2,364,088)	(3,486,403)
End of year	77,917,832	86,032,615	1,653,827	1,391,497	20,380,385	22,902,575

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MV1		MVS		OCA
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002 (b)
Operations:
Net investment income (loss)	$(114,649)	$(288,205)	$494,628	$(1,788,447)	$(95,841)	$(462)
Net realized gains (losses)	(737,209)	(445,012)	(8,673,684)	(7,695,407)	41,956	36
Net unrealized gains (losses)	14,296,536	(6,225,586)	64,798,302	(41,295,066)	1,583,897	(1,497)
Increase (Decrease) in net assets from operations	$13,444,678	$(6,958,803)	$56,619,246	$(50,778,920)	$1,530,012	$(1,923)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,313,485	$23,502,723	$2,015,025	$3,408,819	$16,798,971	$156,995
Net transfers between Sub-Accounts and Fixed Account	5,664,245	15,143,367	18,557,744	59,392,114	2,234,379	23,442
Withdrawals, surrenders, annuitizations and contract charges	(3,740,057)	(1,780,238)	(34,154,190)	(34,569,709)	(293,019)	-
Net accumulation activity	$23,237,673	$36,865,852	$(13,581,421)	$28,231,224	$18,740,331	$180,437

Annuitization Activity:
Annuitizations	$-	$30,917	$4,989	$53,981	$2,113	$-
Annuity payments and contract charges	(3,254)	(3,478)	(82,579)	(83,781)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	(444)	(182)	(3,618)	9,520	(15)	-
Net annuitization activity	$(3,698)	$27,257	$(81,208)	$(20,280)	$2,098	$-
Increase (Decrease) in net assets from contract owner transactions	$23,233,975	$36,893,109	$(13,662,629)	$28,210,944	$18,742,429	$180,437

Increase (Decrease) in net assets	$36,678,653	$29,934,306	$42,956,617	$(22,567,976)	$20,272,441	$178,514

Net Assets:
Beginning of year	$46,412,389	$16,478,083	$261,243,141	$283,811,117	$178,514	$-
End of year	$83,091,042	$46,412,389	$304,199,758	$261,243,141	$20,450,955	$178,514

Unit Transactions:
Beginning of year	5,567,204	1,683,747	25,236,732	23,493,630	16,503	-
Purchased	2,046,690	2,487,816	216,673	300,117	1,358,804	14,308
Transferred between Sub-Accounts and Fixed Accumulation Account	538,804	1,606,037	1,444,226	4,497,497	178,172	2,195
Withdrawn, Surrendered and Annuitized	(435,082)	(210,396)	(3,085,962)	(3,054,512)	(24,989)	-
End of year	7,717,616	5,567,204	23,811,669	25,236,732	1,528,490	16,503

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	OMG		OMS		PRR
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002 (b)	2003	2002 (b)	2003	2002 (b)
Operations:
Net investment income (loss)	$(34,359)	$(396)	$(24,487)	$(312)	$(8,514)	$814
Net realized gains (losses)	21,795	(18)	41,750	3	220,167	897
Net unrealized gains (losses)	631,310	(4,219)	507,499	(3,130)	49,262	12,367
Increase (Decrease) in net assets from operations	$618,746	$(4,633)	$524,762	$(3,439)	$260,915	$14,078

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,848,081	$156,268	$1,706,303	$134,786	$6,227,680	$341,636
Net transfers between Sub-Accounts and Fixed Account	1,763,434	29,117	1,059,352	22,872	4,546,111	158,847
Withdrawals, surrenders, annuitizations and contract charges	(45,586)	-	(60,516)	(159)	(325,202)	(3,528)
Net accumulation activity	$5,565,929	$185,385	$2,705,139	$157,499	$10,448,589	$496,955

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$5,565,929	$185,385	$2,705,139	$157,499	$10,448,589	$496,955

Increase (Decrease) in net assets	$6,184,675	$180,752	$3,229,901	$154,060	$10,709,504	$511,033

Net Assets:
Beginning of year	$180,752	$-	$154,060	$-	$511,033	$-
End of year	$6,365,427	$180,752	$3,383,961	$154,060	$11,220,537	$511,033

Unit Transactions:
Beginning of year	17,855	-	15,242	-	48,547	-
Purchased	336,577	15,060	139,812	13,047	573,591	33,401
Transferred between Sub-Accounts and Fixed Accumulation Account	158,717	2,795	86,566	2,210	413,422	15,485
Withdrawn, Surrendered and Annuitized	(3,994)	-	(4,731)	(15)	(37,624)	(339)
End of year	509,155	17,855	236,889	15,242	997,936	48,547

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	PTR		SC3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2003	2002 (b)	2003	2002 (b)
Operations:
Net investment income (loss)	$105,739	$3,165	$(74,648)	$9,406
Net realized gains (losses)	235,031	12,253	76,053	10,623
Net unrealized gains (losses)	(2,544)	6,615	1,320,631	(13,245)
Increase (Decrease) in net assets from operations	$338,226	$22,033	$1,322,036	$6,784

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$24,733,325	$856,459	$9,548,296	$152,857
Net transfers between Sub-Accounts and Fixed Account	10,242,843	621,396	1,921,189	114,892
Withdrawals, surrenders, annuitizations and contract charges	(746,641)	(4,945)	(229,896)	(577)
Net accumulation activity	$34,229,527	$1,472,910	$11,239,589	$267,172

Annuitization Activity:
Annuitizations	$2,025	$-	$1,068	$-
Annuity payments and contract charges	(362)	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(59)	-	(8)	-
Net annuitization activity	$1,604	$-	$1,060	$-
Increase (Decrease) in net assets from contract owner transactions	$34,231,131	$1,472,910	$11,240,649	$267,172

Increase (Decrease) in net assets	$34,569,357	$1,494,943	$12,562,685	$273,956

Net Assets:
Beginning of year	$1,494,943	$-	$273,956	$-
End of year	$36,064,300	$1,494,943	$12,836,641	$273,956

Unit Transactions:
Beginning of year	144,063	-	27,198	-
Purchased	2,361,300	83,697	790,306	15,514
Transferred between Sub-Accounts and Fixed Accumulation Account	960,611	60,923	162,385	11,742
Withdrawn, Surrendered and Annuitized	(80,317)	(557)	(19,582)	(58)
End of year	3,385,657	144,063	960,307	27,198

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts and Regatta Masters Flex contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exist in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds are: MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts and Regatta Masters Flex contracts, the funds are: Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Funds and Sun Capital Advisers Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds values their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Funds shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8

Regatta contracts	1.25%	-	-	-	-	-	-	-
Regatta Gold contracts	1.25%	-	-	-	-	-	-	-
Regatta Classic contracts	1.00%	-	-	-	-	-	-	-
Regatta Platinum contracts	1.25%	-	-	-	-	-	-	-
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Regatta Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Regatta Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%

Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .57% to 1.74% and 1.25% of the funds net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4 a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Choice a withdrawal charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, and Regatta Masters Flex contracts, a withdrawal charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Regatta Masters Extra and Regatta Masters Choice and an effective annual rate of 0.20% of the net assets attributable to Regatta Masters Access and Regatta Masters Flex contracts.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

For the year ended December 31, 2003, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	$ 178	$ 29
Templeton International Securities Fund (FTI)	222	13,640
Franklin Value Securities Fund (FVS)	175	469
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio (LA1)	193	3,906
Mid-Cap Value (LA2)	203	450
MFS/Sun Life Series Trust:
Bond S Class (MF7)	10,301	47,983
Bond Series (BDS)	65,257	155,665
Capital Appreciation S Class (MFD)	9,038	23,497
Capital Appreciation Series (CAS)	374,461	306,606
Capital Opportunities S Class (CO1)	5,360	11,090
Capital Opportunities Series (COS)	158,739	155,248
Emerging Growth S Class (MFF)	5,926	15,468
Emerging Growth Series (EGS)	309,655	61,334
Emerging Markets Equity S Class (EM1)	1,501	10,723
Emerging Markets Equity Series (EME)	21,636	22,182
Global Asset Allocation S Class (GA1)	434	120
Global Asset Allocation Series (GAA)	22,005	21,242
Global Governments S Class (GG1)	1,476	14,966
Global Governments Series (GGS)	33,327	61,823
Global Growth S Class (GG2)	1,686	3,799
Global Growth Series (GGR)	90,434	180,413
Global Telecommunications S Class (GT1)	282	-
Global Telecommunications Series (GTS)	984	43
Global Total Return S Class (GT2)	2,416	15,347
Global Total Return Series (GTR)	42,028	40,030

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Government Securities S Class (MFK)	22,893	211,337
Government Securities Series (GSS)	235,694	923,226
High Yield S Class (MFC)	11,629	52,819
High Yield Series (HYS)	116,593	220,785
International Growth S Class (IG1)	5,157	8,639
International Growth Series (IGS)	53,879	33,989
International Investors Trust S Class (MI1)	1,116	8,968
International Investors Trust Series (MII)	25,816	9,722
Managed Sectors S Class (MS1)	1,214	2,548
Managed Sectors Series (MSS)	112,703	83,729
Massachusetts Investors Growth Stock S Class (M1B)	13,212	50,371
Massachusetts Investors Growth Stock Series (MIS)	253,623	339,687
Massachusetts Investors Trust S Class (MFL)	17,523	69,627
Massachusetts Investors Trust Series (MIT)	535,198	1,252,539
Mid Cap Growth S Class (MC1)	9,040	18,897
Mid Cap Growth Series (MCS)	28,507	11,126
Mid Cap Value S Class (MCV)	408	13,266
Money Market S Class (MM1)	11,818	101,813
Money Market Series (MMS)	223,810	1,992,029
New Discovery S Class (M1A)	9,297	27,758
New Discovery Series (NWD)	78,729	189,005
Research S Class (RE1)	3,519	8,342
Research Series (RES)	290,452	95,318
Research Growth and Income S Class (RG1)	2,817	16,299
Research Growth and Income Series (RGS)	34,230	28,854
Research International S Class (RI1)	2,953	6,129
Research International Series (RSS)	27,596	73,874
Strategic Growth S Class (SG1)	2,775	18,121
Strategic Growth Series (SGS)	25,422	12,554
Strategic Income S Class (SI1)	4,238	27,537
Strategic Income Series (SIS)	19,094	66,020
Strategic Value S Class (SVS)	737	4,053
Technology S Class (TE1)	1,724	2,815
Technology Series (TEC)	16,672	30,418
Total Return S Class (MFJ)	41,561	134,288
Total Return Series (TRS)	559,736	1,255,379
Utilities S Class (MFE)	4,871	28,470
Utilities Series (UTS)	136,132	249,621
Value S Class (MV1)	16,549	77,801
Value Series (MVS)	97,600	209,810
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	97	12,033
Main St. Growth and Income (OMG)	98	352
Main St. Small Cap Growth Fund (OMS)	95	13
PIMCO Variable Insurance Trust
Real Return Bond Portfolio (PRR)	271	1,124
Total Return Bond Portfolio (PTR)	516	16,252
Sun Capital Advisers Trust
Sun Capital Real Estate Fund (SC3)	176	7,081

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table and an assumed rate of 3 % for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Master's Choice, and Regatta Masters Flex. Due to the demographics of Regatta Flex II, Regatta Masters Extra, Regatta Choice II, and Regatta Masters Access, no reserves were required at year-end. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-Account for the year ended December 31, 2003:

	Purchases	Sales
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	$5,373,050	$236,845
Templeton International Securities Fund (FTI)	38,810,862	20,574,510
Franklin Value Securities Fund (FVS)	4,769,698	316,658
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio (LA1)	31,479,761	1,640,435
Mid-Cap Value (LA2)	6,101,899	1,381,879
MFS/Sun Life Series Trust:
Bond S Class (MF7)	39,889,322	13,141,646
Bond Series (BDS)	52,877,986	74,058,184
Capital Appreciation S Class (MFD)	7,865,459	4,360,467
Capital Appreciation Series (CAS)	20,612,051	111,922,920
Capital Opportunities S Class (CO1)	3,262,967	2,167,403
Capital Opportunities Series (COS)	8,193,915	50,660,199
Emerging Growth S Class (MFF)	4,852,985	3,200,284
Emerging Growth Series (EGS)	14,761,721	81,204,165
Emerging Markets Equity S Class (EM1)	3,328,561	1,650,647
Emerging Markets Equity Series (EME)	10,173,828	8,333,983
Global Asset Allocation S Class (GA1)	611,375	2,642,473
Global Asset Allocation Series (GAA)	5,171,210	70,257,533
Global Governments S Class (GG1)	3,736,740	2,792,554
Global Governments Series (GGS)	23,876,617	32,541,196
Global Growth S Class (GG2)	9,440,035	7,884,484
Global Growth Series (GGR)	5,831,211	35,164,270
Global Telecommunications S Class (GT1)	148,909	621,419
Global Telecommunications Series (GTS)	330,191	2,027,119
Global Total Return S Class (GT2)	5,444,153	1,271,770
Global Total Return Series (GTR)	72,605,527	19,776,385
Government Securities S Class (MFK)	85,188,549	43,326,378
Government Securities Series (GSS)	147,408,505	344,460,270
High Yield S Class (MFC)	69,298,020	25,942,078
High Yield Series (HYS)	87,928,863	71,023,728
International Growth S Class (IG1)	13,594,321	13,192,454
International Growth Series (IGS)	11,132,339	21,342,313
International Investors Trust S Class (MI1)	4,917,550	3,559,722
International Investors Trust Series (MII)	7,598,860	11,658,115
Managed Sectors S Class (MS1)	689,822	650,921
Managed Sectors Series (MSS)	4,173,598	31,044,091
Massachusetts Investors Growth Stock S Class (M1B)	29,898,534	5,728,640
Massachusetts Investors Growth Stock Series (MIS)	32,817,960	67,718,049
Massachusetts Investors Trust S Class (MFL)	19,410,091	7,758,959
Massachusetts Investors Trust Series (MIT)	29,614,185	182,824,484
Mid Cap Growth S Class (MC1)	20,802,227	5,146,597
Mid Cap Growth Series (MCS)	33,980,201	13,492,759
Mid Cap Value S Class (MCV)	14,014,362	974,221
Money Market S Class (MM1)	156,742,413	161,172,313
Money Market Series (MMS)	168,366,714	416,219,113
New Discovery S Class (M1A)	9,890,706	4,712,016
New Discovery Series (NWD)	23,688,264	34,674,180
Research S Class (RE1)	8,096,600	1,570,278

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued
Research Series (RES)	$11,082,731	$96,261,137
Research Growth and Income S Class (RG1)	1,996,573	1,297,477
Research Growth and Income Series (RGS)	17,297,098	17,265,153
Research International S Class (RI1)	36,335,633	19,415,996
Research International Series (RSS)	6,623,385	13,223,089
Strategic Growth S Class (SG1)	23,606,059	2,077,913
Strategic Growth Series (SGS)	9,907,455	10,411,552
Strategic Income S Class (SI1)	12,883,488	6,261,350
Strategic Income Series (SIS)	21,945,116	16,631,210
Strategic Value S Class (SVS)	6,676,818	704,987
Technology S Class (TE1)	2,339,652	594,596
Technology Series (TEC)	14,993,138	7,669,315
Total Return S Class (MFJ)	114,106,513	25,570,998
Total Return Series (TRS)	100,515,216	240,264,778
Utilities S Class (MFE)	5,243,993	2,097,022
Utilities Series (UTS)	21,043,179	43,910,053
Value S Class (MV1)	32,146,825	9,027,054
Value Series (MVS)	38,293,753	51,458,137
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	19,054,942	408,338
Main St. Growth and Income (OMG)	5,777,017	245,446
Main St. Small Cap Growth Fund (OMS)	2,945,072	264,420
PIMCO Variable Insurance Trust
Real Return Bond Portfolio (PRR)	13,027,357	2,378,480
Total Return Bond Portfolio (PTR)	38,658,548	4,066,684
Sun Capital Advisers Trust
Sun Capital Real Estate Fund (SC3)	12,243,981	1,077,972

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2003 follows.

		At December 31					For year ended December 31
		Units	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
FMS
	December 31, 2003	489,937	$12.2638	to	12.5282	$6,110,725	0.78%	1.35	to	2.30%	22.52	to	24.84%
	December 31, 2002 (b)	35,337	10.1163	to	10.1476	357,959	-	1.35	to	2.30	1.16	to	1.48
FTI
	December 31, 2003	1,734,535	12.3883	to	12.9673	21,780,367	0.81	1.35	to	2.55	23.88	to	30.42
	December 31, 2002 (b)	109,241	9.5923	to	9.6281	1,049,989	-	1.35	to	2.30	(4.08)	to	(3.72)
FVS
	December 31, 2003	403,105	13.3363	to	13.6440	5,464,413	0.16	1.35	to	2.30	29.35	to	35.96
	December 31, 2002 (b)	20,281	10.4355	to	10.4678	211,927	-	1.35	to	2.30	4.35	to	4.68
LA1
	December 31, 2003	2,488,679	11.9130	to	13.8575	33,267,291	1.89	1.35	to	2.55	19.13	to	38.08
	December 31, 2002 (b)	33,508	10.6887	to	10.7219	358,622	4.77	1.35	to	2.30	6.89	to	7.22
LA2
	December 31, 2003	437,574	12.4540	to	13.1433	5,685,572	1.01	1.35	to	2.30	21.95	to	30.97
	December 31, 2002 (b)	26,664	10.6397	to	10.6794	284,181	3.92	1.35	to	2.30	6.40	to	6.79
MF7
	December 31, 2003	5,706,413	10.1154	to	11.8211	65,794,236	4.22	1.00	to	2.55	1.15	to	17.93
	December 31, 2002	3,399,082	10.5580	to	10.9115	36,841,435	3.50	1.00	to	2.10	5.58	to	8.81
	December 31, 2001 (a)	1,039,445	10.0563	to	10.0810	10,465,489	-	1.15	to	1.85	0.01	to	0.81
BDS
	December 31, 2003	14,515,463	12.7592	to	13.8771	196,808,905	5.07	1.15	to	1.85	2.20	to	31.19
	December 31, 2002	16,672,091	11.8359	to	12.8247	209,295,113	3.62	1.00	to	1.85	7.56	to	8.50
	December 31, 2001	14,562,283	10.9924	to	11.8661	169,138,563	3.26	1.00	to	1.85	5.79	to	6.71
MFD
	December 31, 2003	3,536,749	8.0892	to	13.3964	30,045,935	-	1.00	to	2.30	19.28	to	33.68
	December 31, 2002	3,163,343	6.4212	to	10.5642	20,470,534	0.15	1.00	to	2.10	(33.81)	to	5.64
	December 31, 2001 (a)	1,178,384	9.7010	to	9.7249	11,446,860	-	1.15	to	1.85	(2.99)	to	(2.75)
CAS
	December 31, 2003	47,654,629	5.0044	to	24.7780	612,259,795	-	1.00	to	1.85	(48.81)	to	27.42
	December 31, 2002	53,276,821	3.9494	to	19.5203	560,298,723	0.17	1.00	to	1.85	(80.74)	to	(33.06)
	December 31, 2001	64,553,284	5.9333	to	32.0464	1,061,993,683	0.36	1.00	to	1.85	(26.71)	to	(26.07)
CO1
	December 31, 2003	1,740,370	8.1338	to	13.4434	15,053,183	0.14	1.10	to	2.30	24.90	to	34.15
	December 31, 2002	1,659,796	6.4740	to	10.6299	10,868,241	0.06	1.10	to	2.30	(31.83)	to	6.30
	December 31, 2001 (a)	707,598	9.4967	to	9.5218	6,728,752	-	1.10	to	1.85	(5.03)	to	(4.80)
COS
	December 31, 2003	31,162,190	5.2469	to	15.1086	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
	December 31, 2002	36,579,889	4.1530	to	11.9403	248,530,711	0.09	1.00	to	1.85	(31.68)	to	(31.09)
	December 31, 2001	49,296,039	6.0616	to	17.3945	494,301,507	-	1.00	to	1.85	(26.32)	to	(25.71)
MFF
	December 31, 2003	1,705,653	8.0389	to	13.5806	14,517,814	-	1.15	to	2.25	22.48	to	35.52
	December 31, 2002	1,550,123	6.2456	to	10.4817	9,746,182	-	1.15	to	1.90	(35.57)	to	4.82
	December 31, 2001 (a)	526,836	9.6936	to	9.7174	5,113,096	-	1.15	to	1.85	(3.06)	to	(2.83)
EGS
	December 31, 2003	44,118,674	4.1517	to	17.3125	407,376,323	-	1.00	to	1.85	29.06	to	30.18
	December 31, 2002	50,696,788	3.2151	to	13.3500	370,438,018	-	1.00	to	1.85	(35.40)	to	(34.83)
	December 31, 2001	65,948,379	4.9741	to	20.5656	763,479,404	-	1.00	to	1.85	(35.80)	to	(35.24)
EM1
	December 31, 2003	336,533	12.4202	to	15.2823	4,983,507	0.39	1.15	to	2.05	24.20	to	52.82
	December 31, 2002	204,949	9.8964	to	10.1593	2,036,932	1.18	1.15	to	1.85	(3.93)	to	1.59
	December 31, 2001 (a)	36,622	10.3013	to	10.3266	377,616	-	1.15	to	1.85	3.01	to	3.27
EME
	December 31, 2003	3,765,936	11.4049	to	13.3776	46,170,963	0.59	1.00	to	1.85	18.65	to	51.08
	December 31, 2002	3,685,145	7.6143	to	8.8861	30,076,632	1.24	1.00	to	1.85	(3.75)	to	(2.92)
	December 31, 2001	3,800,561	7.9111	to	9.1857	31,963,479	-	1.00	to	1.85	(2.88)	to	(2.03)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
		Units	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***

GA1
	December 31, 2003	-	$-	to	-	$-	5.19%	-	to	-%	-	to	- %
	December 31, 2002	210,153	7.7172	to	8.9612	1,874,220	2.98	1.15	to	1.85	(8.64)	to	(7.97)
	December 31, 2001 (a)	51,398	9.7382	to	9.7621	501,186	-	1.15	to	1.85	(2.62)	to	(2.38)
GAA
	December 31, 2003	-	-	to	-	-	5.62	-	to	-	-	to	-
	December 31, 2002	4,636,581	7.7172	to	14.6922	60,754,310	3.47	1.15	to	1.85	(8.85)	to	(8.20)
	December 31, 2001	5,837,945	8.4423	to	16.0044	84,504,987	5.02	1.15	to	1.85	(10.61)	to	(9.96)
GG1
	December 31, 2003	408,658	12.0336	to	13.7443	5,349,433	5.62	1.15	to	1.85	13.17	to	37.44
	December 31, 2002	344,004	10.5848	to	11.5577	3,969,895	-	1.15	to	2.05	5.85	to	18.91
	December 31, 2001 (a)	17,109	9.6962	to	9.7200	166,093	-	1.15	to	1.85	(3.04)	to	(2.80)
GGS
	December 31, 2003	3,854,620	13.2874	to	18.6329	61,738,804	5.37	1.00	to	1.85	2.95	to	36.10
	December 31, 2002	4,610,834	11.7112	to	16.3444	64,709,568	-	1.00	to	1.85	18.39	to	19.25
	December 31, 2001	3,647,399	9.8795	to	13.7399	44,882,046	-	1.15	to	1.85	(3.96)	to	(3.11)
GG2
	December 31, 2003	615,859	10.1003	to	13.7376	6,778,114	0.26	1.00	to	2.30	5.11	to	37.38
	December 31, 2002	468,329	7.6154	to	10.2750	3,713,489	0.25	1.00	to	1.85	(21.15)	to	2.75
	December 31, 2001 (a)	140,349	9.6585	to	9.6823	1,357,130	-	1.15	to	1.85	(3.41)	to	(3.18)
GGR
	December 31, 2003	11,683,281	6.9659	to	21.0097	175,751,261	0.49	1.15	to	1.85	32.94	to	33.90
	December 31, 2002	13,695,036	5.2372	to	15.7288	157,722,758	0.28	1.15	to	1.85	(20.86)	to	(20.29)
	December 31, 2001	17,723,668	6.6146	to	19.7806	260,751,103	0.71	1.15	to	1.85	(21.18)	to	(20.61)
GT1
	December 31, 2003	-	-	to	-	-	-	-	to	-	-	to	-
	December 31, 2002	66,336	5.5809	to	6.8170	372,982	-	1.15	to	1.85	(40.69)	to	(31.83)
	December 31, 2001 (a)	24,957	9.4099	to	9.4331	235,015	-	1.15	to	1.85	(5.90)	to	(5.67)
GTS
	December 31, 2003	-	-	to	-	-	-	-	to	-	-	to	-
	December 31, 2002	555,343	2.4709	to	2.6057	1,390,888	-	1.15	to	1.85	(40.61)	to	(40.18)
	December 31, 2001	662,983	4.1415	to	4.3653	2,777,404	0.06	1.15	to	1.85	(42.62)	to	(42.19)
GT2
	December 31, 2003	965,835	11.5294	to	12.6366	11,304,042	2.14	1.15	to	2.05	17.92	to	26.37
	December 31, 2002	575,530	9.5864	to	9.6983	5,544,326	1.70	1.00	to	1.85	(1.45)	to	(0.60)
	December 31, 2001 (a)	151,199	9.7279	to	9.7518	1,472,798	-	1.15	to	1.85	(2.72)	to	(2.48)
GTR
	December 31, 2003	8,836,494	10.9384	to	20.6270	151,229,262	2.10	1.15	to	1.85	11.31	to	21.58
	December 31, 2002	5,490,465	9.0578	to	17.0082	76,987,347	1.91	1.15	to	1.85	(1.26)	to	(0.54)
	December 31, 2001	5,780,805	9.1687	to	17.1432	84,171,649	4.19	1.15	to	1.85	(7.93)	to	(7.26)
MFK
	December 31, 2003	12,383,782	9.8364	to	11.0490	131,892,096	3.98	1.10	to	2.55	(1.64)	to	10.49
	December 31, 2002	8,558,119	10.2092	to	10.9594	93,288,471	3.90	1.00	to	2.30	2.09	to	8.34
	December 31, 2001 (a)	2,355,604	10.0990	to	10.1238	23,818,975	-	1.15	to	1.85	0.99	to	1.24
GSS
	December 31, 2003	35,262,145	11.8457	to	18.6615	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	50,577,174	11.8031	to	18.5247	743,720,269	4.46	1.00	to	1.85	7.77	to	8.71
	December 31, 2001	43,557,072	10.9408	to	20.2862	595,911,760	5.36	1.00	to	1.85	5.45	to	6.37
MFC
	December 31, 2003	6,699,213	10.8910	to	12.6501	81,254,026	8.01	1.10	to	2.55	8.91	to	26.50
	December 31, 2002	3,266,770	9.9081	to	10.6087	32,604,716	9.43	1.00	to	2.25	0.07	to	6.09
	December 31, 2001 (a)	838,150	9.8665	to	9.8907	8,280,487	-	1.15	to	1.85	(1.34)	to	(1.09)
HYS
	December 31, 2003	21,115,563	11.0197	to	21.2473	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
	December 31, 2002	20,985,015	9.2403	to	17.7408	257,293,833	10.19	1.00	to	1.85	0.80	to	1.67
	December 31, 2001	24,640,912	9.1623	to	17.5162	301,095,084	9.61	1.00	to	1.85	(0.14)	to	0.73

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
		Units	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
IG1
	December 31, 2003	1,333,889	$11.1229	to	13.9554	$15,049,223	0.54%	1.15	to	2.05%	16.03	to	39.06%
	December 31, 2002	1,265,240	8.1908	to	10.2091	10,427,953	0.64	1.15	to	1.85	(14.25)	to	2.09
	December 31, 2001	326,874	9.4853	to	9.5087	3,104,040	-	1.15	to	1.85	(5.15)	to	(4.91)
IGS
	December 31, 2003	10,442,087	8.8633	to	11.8829	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
	December 31, 2002	11,708,342	6.5089	to	8.6679	87,260,895	0.56	1.00	to	1.85	(13.52)	to	(12.77)
	December 31, 2001	13,618,628	7.5216	to	9.9505	116,926,690	0.71	1.00	to	1.85	(34.69)	to	(18.28)
MI1
	December 31, 2003	399,293	11.2888	to	13.5336	4,572,074	0.68	1.15	to	1.85	18.45	to	34.95
	December 31, 2002	253,434	8.6349	to	10.2839	2,198,379	0.97	1.15	to	1.85	(7.70)	to	2.84
	December 31, 2001 (a)	45,114	9.3555	to	9.3785	422,349	-	1.15	to	1.85	(6.45)	to	(6.21)
MII
	December 31, 2003	4,579,850	9.7077	to	15.0821	58,724,401	1.02	1.15	to	1.85	31.16	to	32.11
	December 31, 2002	4,845,066	7.3979	to	11.4447	48,423,016	0.81	1.15	to	1.85	(7.68)	to	(7.01)
	December 31, 2001	5,653,736	8.0095	to	12.3381	61,526,355	1.98	1.15	to	1.85	(14.32)	to	(6.98)
MS1
	December 31, 2003	328,461	8.5432	to	13.1598	2,863,166	-	1.00	to	1.85	(6.68)	to	31.60
	December 31, 2002	320,127	6.9685	to	10.6549	2,241,427	-	1.00	to	1.85	(27.52)	to	6.55
	December 31, 2001 (a)	78,580	9.6140	to	9.6377	756,187	-	1.15	to	1.85	(3.86)	to	(3.62)
MSS
	December 31, 2003	12,280,302	4.6761	to	20.8512	148,949,104	-	1.15	to	1.85	22.97	to	23.86
	December 31, 2002	14,253,338	3.8027	to	16.8759	143,971,087	-	1.15	to	1.85	(77.23)	to	(26.83)
	December 31, 2001	18,605,449	5.2351	to	27.4680	262,609,717	-	1.15	to	1.85	(36.72)	to	(36.26)
M1B
	December 31, 2003	6,650,621	8.2983	to	12.4536	61,950,966	-	1.00	to	2.55	(12.58)	to	24.09
	December 31, 2002	4,230,272	6.8823	to	10.2607	29,392,471	0.12	1.00	to	2.10	(29.45)	to	2.61
	December 31, 2001	1,419,642	9.7550	to	9.7807	13,864,858	-	1.10	to	1.85	(2.45)	to	(2.21)
MIS
	December 31, 2003	61,247,213	5.4818	to	9.6165	464,658,182	-	1.00	to	1.85	21.11	to	22.15
	December 31, 2002	65,830,913	4.5242	to	7.8833	411,220,281	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	82,854,696	6.4040	to	11.0839	733,044,616	0.11	1.00	to	1.85	(26.29)	to	(25.65)
MFL
	December 31, 2003	7,446,726	8.9484	to	12.6555	69,845,786	0.92	1.00	to	2.30	(7.58)	to	26.11
	December 31, 2002	6,235,850	7.4454	to	10.4607	46,842,065	0.95	1.00	to	2.10	(22.85)	to	4.61
	December 31, 2001 (a)	1,960,395	9.6506	to	9.6760	18,941,390	-	1.15	to	1.85	(3.49)	to	(3.26)
MIT
	December 31, 2003	82,105,319	7.3861	to	25.8800	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
	December 31, 2002	93,484,847	6.1232	to	21.3640	1,027,852,421	1.03	1.00	to	1.85	(22.69)	to	(22.01)
	December 31, 2001	114,934,813	7.9158	to	27.5009	1,672,347,859	0.81	1.00	to	1.85	(17.30)	to	(16.58)
MC1
	December 31, 2003	4,289,811	6.7284	to	14.4891	36,228,952	-	1.00	to	2.55	(23.84)	to	44.89
	December 31, 2002	2,772,461	4.9917	to	10.6720	14,018,481	-	1.00	to	2.25	(48.15)	to	6.72
	December 31, 2001 (a)	723,935	9.6268	to	9.6505	6,977,776	-	1.15	to	1.85	(3.73)	to	(3.50)
MCS
	December 31, 2003	15,334,959	4.7114	to	5.0019	76,141,789	-	1.15	to	1.85	35.33	to	36.31
	December 31, 2002	10,939,748	3.4780	to	3.6695	39,906,465	-	1.15	to	1.85	(48.14)	to	(47.76)
	December 31, 2001	10,773,649	6.6995	to	7.0246	75,425,977	0.07	1.15	to	1.85	(24.62)	to	(24.06)
MCV
	December 31, 2003	1,271,769	10.1039	to	13.5495	15,678,656	0.03	1.15	to	2.55	1.04	to	35.01
	December 31, 2002 (c)	86,168	7.8310	to	10.3969	703,547	-	1.15	to	2.05	(21.69)	to	3.97
MM1
	December 31, 2003	4,896,722	9.7496	to	9.9778	48,317,367	0.38	1.00	to	2.55	(2.50)	to	(0.63)
	December 31, 2002	5,279,063	9.9247	to	10.0406	52,748,947	1.00	1.00	to	2.10	(0.85)	to	0.01
	December 31, 2001 (a)	2,033,294	10.0094	to	10.0340	20,484,394	0.52	1.15	to	1.85	0.09	to	0.34
MMS
	December 31, 2003	27,710,277	10.1449	to	13.3815	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
	December 31, 2002	47,957,226	10.2453	to	13.4839	581,571,010	1.26	1.00	to	1.85	(55.73)	to	0.26
	December 31, 2001	53,824,814	10.2809	to	15.0699	654,496,482	3.49	1.00	to	1.85	1.85	to	2.74
M1A
	December 31, 2003	3,069,941	8.8358	to	13.7450	28,856,139	-	1.00	to	2.30	(11.64)	to	37.45
	December 31, 2002	2,530,871	6.6917	to	10.2978	17,111,473	-	1.00	to	2.05	(34.89)	to	2.98
	December 31, 2001 (a)	744,162	10.2864	to	10.3117	7,664,202	-	1.15	to	1.85	2.86	to	3.12

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
		Units	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***

NWD
	December 31, 2003	17,567,342	$6.9904	to	13.6762	$176,434,664	-%	1.00	to	1.85%	32.79	to	33.94%
	December 31, 2002	18,934,627	5.2482	to	10.2251	142,395,159	-	1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	20,720,859	8.0117	to	15.5437	238,495,660	-	1.00	to	1.85	(8.76)	to	(6.20)
RE1
	December 31, 2003	1,658,552	8.6571	to	12.8834	15,941,604	0.54	1.10	to	2.15	(10.21)	to	28.38
	December 31, 2002	998,378	7.0555	to	10.4308	7,124,245	0.39	1.10	to	2.05	(26.73)	to	4.31
	December 31, 2001 (a)	322,046	9.6300	to	9.6554	3,105,571	-	1.10	to	1.85	(3.70)	to	(3.46)
RES
	December 31, 2003	34,114,618	5.9499	to	19.4171	449,074,479	0.86	1.15	to	1.85	(39.13)	to	23.89
	December 31, 2002	40,346,263	4.8348	to	15.7110	442,075,147	0.42	1.00	to	1.85	(26.53)	to	(25.99)
	December 31, 2001	52,722,243	6.5771	to	21.2818	797,021,574	0.03	1.15	to	1.85	(22.86)	to	(22.29)
RG1
	December 31, 2003	919,450	9.5333	to	13.1465	8,883,437	0.59	1.10	to	2.05	(4.67)	to	30.72
	December 31, 2002	836,210	7.6204	to	10.4365	6,404,569	0.67	1.10	to	1.85	(23.54)	to	4.37
	December 31, 2001 (a)	317,814	9.9056	to	9.9300	3,151,992	-	1.10	to	1.85	(0.94)	to	(0.70)
RGI
	December 31, 2003	7,761,504	8.2069	to	12.2587	77,446,938	0.77	1.15	to	1.85	25.50	to	26.41
	December 31, 2002	7,794,225	6.5327	to	9.7214	61,785,510	0.71	1.15	to	1.85	(22.86)	to	(22.30)
	December 31, 2001	8,941,881	8.4599	to	12.5421	92,120,442	0.43	1.15	to	1.85	(12.56)	to	(11.92)
RI1
	December 31, 2003	2,221,110	10.6762	to	13.3535	27,027,191	0.26	1.15	to	2.55	12.63	to	33.25
	December 31, 2002	688,316	8.1535	to	10.1312	5,755,219	0.28	1.15	to	2.10	(13.67)	to	1.31
	December 31, 2001 (a)	269,147	9.4009	to	9.4240	2,533,532	-	1.15	to	1.85	(5.99)	to	(5.76)
RIS
	December 31, 2003	7,413,002	8.2779	to	14.4526	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
	December 31, 2002	8,305,636	6.2814	to	10.9211	61,819,925	0.26	1.15	to	1.85	(13.12)	to	(12.49)
	December 31, 2001	9,379,991	7.2078	to	12.4795	79,918,982	0.83	1.15	to	1.85	(19.29)	to	(18.70)
SG1
	December 31, 2003	2,600,189	8.3133	to	13.9839	29,290,904	-	1.00	to	2.55	(10.25)	to	39.84
	December 31, 2002	729,461	6.6667	to	11.1313	4,997,289	-	1.00	to	2.05	(31.44)	to	11.31
	December 31, 2001 (a)	204,017	9.7238	to	9.7478	1,985,914	-	1.15	to	1.85	(2.76)	to	(2.52)
SGS
	December 31, 2003	7,977,749	5.3050	to	6.9772	47,472,900	-	1.00	to	1.85	25.18	to	26.25
	December 31, 2002	8,056,046	4.2359	to	5.5475	38,193,061	-	1.00	to	1.85	(31.40)	to	(30.80)
	December 31, 2001	10,790,691	6.1712	to	9.7341	73,896,639	-	1.00	to	1.85	(26.04)	to	(25.39)
SI1
	December 31, 2003	1,775,616	11.4507	to	11.8921	20,856,822	4.05	1.15	to	2.25	10.17	to	17.28
	December 31, 2002	1,211,192	10.4234	to	10.6959	12,904,706	3.83	1.00	to	2.30	4.23	to	6.23
	December 31, 2001 (a)	256,166	10.0643	to	10.0890	2,581,663	-	1.15	to	1.85	0.64	to	0.89
SIS
	December 31, 2003	5,366,035	11.9144	to	12.5915	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
	December 31, 2002	5,060,468	10.7476	to	11.2823	56,213,140	4.38	1.00	to	1.85	5.50	to	6.26
	December 31, 2001	4,516,487	10.1823	to	10.6172	47,304,649	3.32	1.00	to	1.85	1.43	to	17.49
SVS
	December 31, 2003	696,940	9.6926	to	13.6640	8,170,754	0.09	1.15	to	2.30	(3.07)	to	36.64
	December 31, 2002 (c)	131,129	7.8014	to	10.8817	1,072,102	-	1.15	to	2.10	(21.99)	to	8.82
TE1
	December 31, 2003	547,602	7.2956	to	15.6925	4,095,386	-	1.15	to	2.05	(25.82)	to	56.48
	December 31, 2002	292,860	5.1135	to	10.9267	1,507,781	-	1.15	to	1.85	(47.37)	to	9.27
	December 31, 2001 (a)	97,036	9.7162	to	9.7402	943,990	-	1.15	to	1.85	(2.84)	to	(2.60)
TEC
	December 31, 2003	8,298,127	3.2398	to	3.5893	28,352,273		1.00	to	2.50	42.71	to	43.74
	December 31, 2002	5,811,547	2.2680	to	2.5067	14,026,934	-	1.00	to	1.85	(46.99)	to	(46.53)
	December 31, 2001	7,440,220	4.2737	to	4.6876	33,859,676	0.02	1.00	to	1.85	(40.00)	to	(39.48)
MFJ
	December 31, 2003	21,048,945	10.2866	to	12.1619	231,480,462	2.74	1.00	to	2.50	2.87	to	20.93
	December 31, 2002	13,048,289	9.0028	to	10.5361	120,728,633	2.87	1.00	to	2.30	(9.97)	to	5.36
	December 31, 2001 (a)	3,047,596	9.9469	to	9.9714	30,354,276	-	1.15	to	1.85	(0.53)	to	(0.29)

  For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access and Regatta Masters Flex Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
		Units	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
TRS
	December 31, 2003	77,917,832	$10.9232	to	27.5211	$1,465,467,127	3.35%	1.00	to	1.85%	14.98	to	15.98%
	December 31, 2002	86,032,615	9.4901	to	23.8208	1,430,271,084	3.22	1.00	to	1.85	(68.81)	to	(6.66)
	December 31, 2001	92,999,406	10.2447	to	30.7555	1,718,764,462	3.41	1.00	to	1.85	(1.36)	to	(0.64)
MFE
	December 31, 2003	1,653,827	8.8571	to	14.9068	15,912,021	2.77	1.00	to	2.30	5.51	to	49.07
	December 31, 2002	1,391,497	6.6338	to	11.0847	9,331,003	3.74	1.00	to	2.05	(25.56)	to	10.85
	December 31, 2001 (a)	605,177	8.9110	to	8.9330	5,400,088	-	1.15	to	1.85	(10.89)	to	(10.67)
UTS
	December 31, 2003	20,380,385	7.2490	to	22.6819	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	22,902,575	5.4038	to	16.8792	210,814,418	3.79	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	32,768,627	7.2083	to	22.4771	406,075,169	3.81	1.00	to	1.85	(25.72)	to	(25.18)
MV1
	December 31, 2003	7,717,616	10.0399	to	12.9572	83,091,042	1.35	1.00	to	2.55	0.40	to	29.11
	December 31, 2002	5,567,204	8.2070	to	10.4844	46,412,389	0.75	1.00	to	2.10	(17.93)	to	4.84
	December 31, 2001 (a)	1,683,747	9.7757	to	9.8015	16,478,083	-	1.10	to	1.85	(2.24)	to	(1.98)
MVS
	December 31, 2003	23,811,669	10.0749	to	14.0264	304,199,758	1.63	1.15	to	1.85	23.00	to	23.89
	December 31, 2002	25,236,732	8.1828	to	11.3216	261,243,141	0.83	1.00	to	1.85	(15.18)	to	(14.44)
	December 31, 2001	23,493,630	9.6370	to	13.2508	283,811,117	0.50	1.00	to	1.85	(9.21)	to	8.42
OCA
	December 31, 2003	1,528,490	11.8349	to	13.9752	20,450,955	0.02	1.35	to	2.55	18.35	to	39.26
	December 31, 2002 (b)	16,503	10.8085	to	10.8398	178,514	-	1.35	to	2.05	8.09	to	8.40
OMG
	December 31, 2003	509,155	11.8023	to	12.6618	6,365,427	0.19	1.35	to	2.30	18.02	to	25.99
	December 31, 2002 (b)	17,855	9.5579	to	10.1512	180,752	-	1.35	to	2.25	(4.42)	to	1.51
OMS
	December 31, 2003	236,889	13.7917	to	14.4153	3,383,961	-	1.35	to	2.30	37.92	to	43.64
	December 31, 2002 (b)	15,242	10.0990	to	10.1304	154,060	-	1.35	to	2.10	0.99	to	1.30
PRR
	December 31, 2003	997,936	11.1063	to	11.3288	11,220,537	1.66	1.35	to	2.30	6.57	to	12.97
	December 31, 2002 (b)	48,547	10.5171	to	10.5497	511,033	3.18	1.35	to	2.10	5.17	to	5.50
PTR
	December 31, 2003	3,385,657	9.9532	to	10.7740	36,064,300	2.54	1.35	to	2.55	(0.47)	to	7.59
	December 31, 2002 (b)	144,063	10.3584	to	10.4113	1,494,943	3.71	1.35	to	2.25	3.58	to	4.11
SC3
	December 31, 2003	960,307	12.1371	to	14.1883	12,836,641	-	1.35	to	2.55	21.37	to	41.88
	December 31, 2002 (b)	27,198	10.0602	to	10.0914	273,956	34.66	1.35	to	2.10	0.60	to	0.91

  For the period August 27, 2001 (commencement of operations) through December 31, 2001.
  For the period August 5, 2002 (commencement of operations) through December 31, 2002.

*Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

**Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Appendix A

Futurity III

Condensed Financial Information - Accumulation Unit Values

The following information should be read in conjunction with the Variable Account's Financial Statements appearing the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

		Accumulation	Accumulation	Number of
		Unit Value	Unit Value	Accumulation
		Beginning	End	Units End
	Year	of Year	of Year	of Year

AIM V.I. Capital Appreciation Fund - Level 2
	2003	4.3187	5.5293	470,688
	2002	5.7758	4.3187	271,863
	2001	7.6166	5.7758	379,881
	2000	10.0000	7.6166	155,830

AIM V.I. Capital Appreciation Fund - Level 3
	2003	4.3079	5.5100	24,315
	2002	5.7672	4.3079	42,069
	2001	7.6131	5.7672	39,978
	2000	10.0000	7.6131	24,807

AIM V.I. Capital Appreciation Fund - Level 4
	2003	4.3026	5.5003	512,106
	2002	5.7629	4.3026	580,712
	2001	7.6114	5.7629	669,179
	2000	10.0000	7.6114	233,890

AIM V.I. Capital Appreciation Fund - Level 5
	2003	4.2918	5.4810	626,830
	2002	5.7544	4.2918	670,942
	2001	7.6079	5.7544	820,958
	2000	10.0000	7.6079	333,237

AIM V.I. Growth Fund - Level 2
	2003	3.1205	4.0482	481,179
	2002	4.5732	3.1205	491,581
	2001	6.9982	4.5732	313,354
	2000	10.0000	6.9982	150,681

AIM V.I. Growth Fund - Level 3
	2003	3.1127	0	0
	2002	0.0000	3.1127	22,631
	2001	10.0000	0.0000	0
AIM V.I. Growth Fund - Level 4
	2003	3.1088	4.0270	547,015
	2002	4.5631	3.1088	652,060
	2001	6.9934	4.5631	468,504
	2000	10.0000	6.9934	251,183

AIM V.I. Growth Fund - Level 5
	2003	3.1011	4.0129	942,394
	2002	4.5564	3.1011	1,007,040
	2001	6.9901	4.5564	791,166
	2000	10.0000	6.9901	346,581

AIM V. I. Core Equity Fund - Level 2
	2003	5.0028	6.1529	218,241
	2002	5.9952	5.0028	294,532
	2001	7.8603	5.9952	260,270
	2000	10.0000	7.8603	84,096

AIM V. I. Core Equity Fund - Level 3
	2003	4.9903	6.1314	21,359
	2002	5.9864	4.9903	80,923
	2001	7.8567	5.9864	96,947
	2000	10.0000	7.8567	158,631

AIM V. I. Core Equity Fund - Level 4
	2003	4.9841	6.1207	457,888
	2002	5.9820	4.9841	496,350
	2001	7.8549	5.9820	630,672
	2000	10.0000	7.8549	306,521

AIM V. I. Core Equity Fund - Level 5
	2003	4.9716	6.0992	1,023,078
	2002	5.9731	4.9716	1,093,868
	2001	7.8513	5.9731	1,207,738
	2000	10.0000	7.8513	428,310

AIM V. I. International Growth Fund - Level 2
	2003	4.9414	6.3042	517,157
	2002	5.9282	4.9414	346,633
	2001	7.8434	5.9282	481,488
	2000	10.0000	7.8434	134,233

AIM V. I. International Growth Fund - Level 3
	2003	4.9291	6.2822	31,028
	2002	5.9194	4.9291	31,163
	2001	7.8398	5.9194	31,298
	2000	10.0000	7.8398	31,548

AIM V. I. International Growth Fund - Level 4
	2003	4.9230	6.2712	271,282
	2002	5.9150	4.9230	306,433
	2001	7.8380	5.9150	557,746
	2000	10.0000	7.8380	123,197

AIM V. I. International Growth Fund - Level 5
	2003	4.9107	6.2492	366,417
	2002	5.9063	4.9107	423,306
	2001	7.8344	5.9063	939,317
	2000	10.0000	7.8344	292,546

AIM V. I. Premier Equity Fund - Level 2
	2003	6.1110	7.5558	77,042
	2002	8.8645	6.1110	80,213
	2001	10.0000	8.8645	23,949

AIM V. I. Premier Equity Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

AIM V. I. Premier Equity Fund - Level 4
	2003	6.0955	7.5253	80,139
	2002	8.8555	6.0955	105,842
	2001	10.0000	8.8555	53,149

AIM V. I. Premier Equity Fund - Level 5
	2003	6.0852	7.5049	83,649
	2002	8.8495	6.0852	91,583
	2001	10.0000	8.8495	45,520

Alger American Growth Portfolio - Level 2
	2003	4.4792	5.9846	325,969
	2002	6.7624	4.4792	383,694
	2001	7.7583	6.7624	399,477
	2000	10.0000	7.7583	130,516

Alger American Growth Portfolio - Level 3
	2003	4.4681	5.9637	16,759
	2002	6.7525	4.4681	143,992
	2001	7.7547	6.7525	160,859
	2000	10.0000	7.7547	442,368

Alger American Growth Portfolio - Level 4
	2003	4.4625	5.9532	423,615
	2002	6.7475	4.4625	496,633
	2001	7.7530	6.7475	537,985
	2000	10.0000	7.7530	244,731

Alger American Growth Portfolio - Level 5
	2003	4.4513	5.9323	1,908,091
	2002	6.7375	4.4513	2,059,075
	2001	7.7494	6.7375	2,158,184
	2000	10.0000	7.7494	845,891

Alger American Income and Growth Portfolio - Level 2
	2003	5.1301	6.5844	249,798
	2002	7.5326	5.1301	298,433
	2001	8.8947	7.5326	356,108
	2000	10.0000	8.8947	86,979

Alger American Income and Growth Portfolio - Level 3
	2003	5.1174	6.5614	16,498
	2002	7.5215	5.1174	30,355
	2001	8.8906	7.5215	28,769
	2000	10.0000	8.8906	17,005

Alger American Income and Growth Portfolio - Level 4
	2003	5.1110	6.5499	325,557
	2002	7.5159	5.1110	390,379
	2001	8.8886	7.5159	469,117
	2000	10.0000	8.8886	159,859

Alger American Income and Growth Portfolio - Level 5
	2003	5.0983	6.5269	574,718
	2002	7.5048	5.0983	633,284
	2001	8.8845	7.5048	802,944
	2000	10.0000	8.8845	185,362

Alger American Small Capitalization Portfolio - Level 2
	2003	3.5450	4.9882	84,335
	2002	4.8612	3.5450	92,162
	2001	6.9773	4.8612	94,917
	2000	10.0000	6.9773	34,526

Alger American Small Capitalization Portfolio - Level 3
	2003	3.5362	4.9707	9,377
	2002	4.8540	3.5362	30,286
	2001	6.9741	4.8540	27,594
	2000	10.0000	6.9741	9,377

Alger American Small Capitalization Portfolio - Level 4
	2003	3.5318	4.9620	100,201
	2002	4.8504	3.5318	128,976
	2001	6.9725	4.8504	144,086
	2000	10.0000	6.9725	38,386

Alger American Small Capitalization Portfolio - Level 5
	2003	3.5230	4.9446	149,154
	2002	4.8432	3.5230	174,045
	2001	6.9693	4.8432	183,398
	2000	10.0000	6.9693	63,433

AllianceBernstein VP Premier Growth Portfolio - Level 2
	2003	5.8563	7.1417	363,925
	2002	8.5665	5.8563	144,213
	2001	10.0000	8.5665	87,748

AllianceBernstein VP Premier Growth Portfolio - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

AllianceBernstein VP Premier Growth Portfolio - Level 4
	2003	5.8414	7.1128	89,604
	2002	8.5578	5.8414	85,928
	2001	10.0000	8.5578	52,608

AllianceBernstein VP Premier Growth Portfolio - Level 5
	2003	5.8315	7.0935	124,618
	2002	8.5520	5.8315	135,802
	2001	10.0000	8.5520	67,270

AllianceBernstein VP Technology Portfolio - Level 2
	2003	4.6509	6.6106	14,626
	2002	8.0855	4.6509	16,885
	2001	10.0000	8.0855	7,801

AllianceBernstein VP Technology Portfolio - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

AllianceBernstein VP Technology Portfolio - Level 4
	2003	4.6390	6.5838	22,617
	2002	8.0772	4.6390	22,702
	2001	10.0000	8.0772	14,921

AllianceBernstein VP Technology Portfolio - Level 5
	2003	4.6312	6.5660	32,221
	2002	8.0717	4.6312	51,791
	2001	10.0000	8.0717	12,344

AllianceBernstein VP Growth and Income Portfolio - Level 2
	2003	7.1263	9.3116	457,778
	2002	9.2743	7.1263	316,095
	2001	10.0000	9.2743	134,215

AllianceBernstein VP Growth and Income Portfolio - Level 3
	2003	7.1143	9.2865	54,382
	2002	9.2680	7.1143	56,081
	2001	10.0000	9.2680	18,765

AllianceBernstein VP Growth and Income Portfolio - Level 4
	2003	7.1083	9.2739	406,208
	2002	9.2649	7.1083	402,308
	2001	10.0000	9.2649	212,875

AllianceBernstein VP Growth and Income Portfolio - Level 5
	2003	7.0962	9.2488	390,395
	2002	9.2586	7.0962	469,383
	2001	10.0000	9.2586	143,364

AllianceBernstein VP Worldwide Privatization Portfolio - Level 2
	2003	8.1001	11.4557	52,060
	2002	8.5591	8.1001	38,475
	2001	10.0000	8.5591	8,433

AllianceBernstein VP Worldwide Privatization Portfolio - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

AllianceBernstein VP Worldwide Privatization Portfolio - Level 4
	2003	8.0795	11.4093	23,449
	2002	8.5504	8.0795	22,750
	2001	10.0000	8.5504	5,261

AllianceBernstein VP Worldwide Privatization Portfolio - Level 5
	2003	8.0659	11.3784	58,090
	2002	8.5446	8.0659	64,267
	2001	10.0000	8.5446	565

AllianceBernstein VP Quasar Portfolio - Level 2*
	2003	6.3257	9.2967	5,686
	2002	9.4199	6.3257	8,067
	2001	10.0000	9.4199	44,891

AllianceBernstein VP Quasar Portfolio - Level 3*
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

AllianceBernstein VP Quasar Portfolio - Level 4*
	2003	6.3097	9.2590	3,314
	2002	9.4103	6.3097	3,218
	2001	10.0000	9.4103	23,185

AllianceBernstein VP Quasar Portfolio - Level 5*
	2003	6.2990	9.2340	13,563
	2002	9.4039	6.2990	13,306
	2001	10.0000	9.4039	1,506

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 2
	2003	8.0815	11.6638	22,237
	2002	9.6146	8.0815	23,966
	2001	9.3056	9.6146	39,653
	2000	10.0000	9.3056	9,427

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 3
	2003	8.0614	11.6230	12,386
	2002	9.6004	8.0614	12,386
	2001	9.3014	9.6004	12,386
	2000	10.0000	9.3014	12,386

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 4
	2003	8.0514	11.6027	37,189
	2002	9.5933	8.0514	39,396
	2001	9.2992	9.5933	35,576
	2000	10.0000	9.2992	3,948

Goldman Sachs VIT CORE Small Cap Equity Fund - Level 5
	2003	8.0313	11.5620	35,832
	2002	9.5791	8.0313	39,979
	2001	9.2950	9.5791	48,145
	2000	10.0000	9.2950	12,019

Goldman Sachs VIT CORE U.S. Equity Fund - Level 2
	2003	5.8576	7.4970	59,149
	2002	7.5870	5.8576	66,992
	2001	8.7167	7.5870	92,005
	2000	10.0000	8.7167	7,290

Goldman Sachs VIT CORE U.S. Equity Fund - Level 3
	2003	5.8430	7.4708	31,425
	2002	7.5758	5.8430	31,425
	2001	8.7127	7.5758	26,656
	2000	10.0000	8.7127	17,483

Goldman Sachs VIT CORE U.S. Equity Fund - Level 4
	2003	5.8357	7.4577	100,385
	2002	7.5702	5.8357	137,091
	2001	8.7107	7.5702	126,497
	2000	10.0000	8.7107	26,035

Goldman Sachs VIT CORE U.S. Equity Fund - Level 5
	2003	5.8212	7.4315	194,861
	2002	7.5590	5.8212	202,999
	2001	8.7067	7.5590	179,696
	2000	10.0000	8.7067	59,730

Goldman Sachs VIT Growth and Income Fund - Level 2
	2003	7.1386	8.7755	15,416
	2002	8.1452	7.1386	16,847
	2001	9.0892	8.1452	20,872
	2000	10.0000	9.0892	3,407

Goldman Sachs VIT Growth and Income Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	9.0851	0	0
	2000	10.0000	9.0851	0

Goldman Sachs VIT Growth and Income Fund - Level 4
	2003	7.1119	8.7295	22,903
	2002	8.1272	7.1119	26,191
	2001	9.0830	8.1272	26,366
	2000	10.0000	9.0830	1,375

Goldman Sachs VIT Growth and Income Fund - Level 5
	2003	7.0942	8.6989	22,232
	2002	8.1152	7.0942	24,430
	2001	9.0788	8.1152	27,033
	2000	10.0000	9.0788	7,846

Goldman Sachs VIT International Equity Fund - Level 2
	2003	5.3456	7.1596	28,581
	2002	6.6221	5.3456	35,598
	2001	8.6182	6.6221	49,453
	2000	10.0000	8.6182	19,327

Goldman Sachs VIT International Equity Fund - Level 3
	2003	5.3323	7.1346	30,508
	2002	6.6124	5.3323	45,637
	2001	8.6142	6.6124	43,801
	2000	10.0000	8.6142	31,040

Goldman Sachs VIT International Equity Fund - Level 4
	2003	5.3257	7.1220	59,799
	2002	6.6075	5.3257	79,990
	2001	8.6123	6.6075	104,655
	2000	10.0000	8.6123	38,546

Goldman Sachs VIT International Equity Fund - Level 5
	2003	5.3124	7.0971	56,685
	2002	6.5977	5.3124	66,671
	2001	8.6083	6.5977	93,954
	2000	10.0000	8.6083	31,258

Goldman Sachs VIT Capital Growth Fund - Level 2
	2003	6.6055	8.0795	29,041
	2002	8.8312	6.6055	52,231
	2001	10.0000	8.8312	19,056

Goldman Sachs VIT Capital Growth Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Goldman Sachs VIT Capital Growth Fund - Level 4
	2003	6.5887	8.0468	10,833
	2002	8.8222	6.5887	7,239
	2001	10.0000	8.8222	3,080

Goldman Sachs VIT Capital Growth Fund - Level 5
	2003	6.5776	8.0250	59,038
	2002	8.8162	6.5776	58,210
	2001	10.0000	8.8162	18,588

INVESCO VIF Dynamics Fund - Level 2
	2003	5.4391	7.4103	19,817
	2002	8.0799	5.4391	99,493
	2001	10.0000	8.0799	23,033

INVESCO VIF Dynamics Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

INVESCO VIF Dynamics Fund - Level 4
	2003	5.4253	7.3802	24,082
	2002	8.0717	5.4253	29,809
	2001	10.0000	8.0717	17,852

INVESCO VIF Dynamics Fund - Level 5
	2003	5.4161	7.3603	51,667
	2002	8.0662	5.4161	42,734
	2001	10.0000	8.0662	32,812

INVESCO VIF Small Company Growth Fund - Level 2
	2003	6.0277	7.9505	18,694
	2002	8.8523	6.0277	21,896
	2001	10.0000	8.8523	8,770

INVESCO VIF Small Company Growth Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

INVESCO VIF Small Company Growth Fund - Level 4
	2003	6.0124	7.9183	30,797
	2002	8.8433	6.0124	28,049
	2001	10.0000	8.8433	15,651

INVESCO VIF Small Company Growth Fund - Level 5
	2003	6.0022	7.8969	60,695
	2002	8.8373	6.0022	32,998
	2001	10.0000	8.8373	13,895

J.P. Morgan International Opportunities Portfolio - Level 2
	2003	5.5325	7.2432	23,521
	2002	6.8512	5.5325	25,782
	2001	8.5723	6.8512	29,235
	2000	10.0000	8.5723	8,732

J.P. Morgan International Opportunities Portfolio - Level 3
	2003	5.5187	7.2179	13,244
	2002	6.8411	5.5187	27,963
	2001	8.5684	6.8411	26,080
	2000	10.0000	8.5684	13,244

J.P. Morgan International Opportunities Portfolio - Level 4
	2003	5.5118	7.2052	32,102
	2002	6.8361	5.5118	42,584
	2001	8.5664	6.8361	46,728
	2000	10.0000	8.5664	25,338

J.P. Morgan International Opportunities Portfolio - Level 5
	2003	5.4981	7.1799	47,651
	2002	6.8260	5.4981	49,966
	2001	8.5625	6.8260	57,921
	2000	10.0000	8.5625	26,166

J.P. Morgan Small Company Portfolio - Level 2
	2003	6.0045	8.0709	21,506
	2002	7.7531	6.0045	23,417
	2001	8.5285	7.7531	30,979
	2000	10.0000	8.5285	21,708

J.P. Morgan Small Company Portfolio - Level 3
	2003	5.9895	8.0427	13,334
	2002	7.7417	5.9895	13,334
	2001	8.5246	7.7417	13,334
	2000	10.0000	8.5246	13,334

J.P. Morgan Small Company Portfolio - Level 4
	2003	5.9821	8.0286	46,529
	2002	7.7359	5.9821	46,898
	2001	8.5227	7.7359	52,275
	2000	10.0000	8.5227	16,703

J.P. Morgan Small Company Portfolio - Level 5
	2003	5.9671	8.0005	41,948
	2002	7.7245	5.9671	47,608
	2001	8.5188	7.7245	46,314
	2000	10.0000	8.5188	20,851

J.P. Morgan U.S. Large Cap Core Equity Portfolio - Level 2
	2003	5.5844	7.0735	30,825
	2002	7.4950	5.5844	32,702
	2001	8.6078	7.4950	39,737
	2000	10.0000	8.6078	13,403

J.P. Morgan U.S. Large Cap Core Equity Portfolio - Level 3
	2003	5.5705	7.0487	15,284
	2002	7.4840	5.5705	15,284
	2001	8.6039	7.4840	15,284
	2000	10.0000	8.6039	15,284

J.P. Morgan U.S. Large Cap Core Equity Portfolio - Level 4
	2003	5.5635	7.0364	59,852
	2002	7.4784	5.5635	61,297
	2001	8.6019	7.4784	74,037
	2000	10.0000	8.6019	39,198

J.P. Morgan U.S. Large Cap Core Equity Portfolio - Level 5
	2003	5.5496	7.0117	73,209
	2002	7.4673	5.5496	86,109
	2001	8.5979	7.4673	99,222
	2000	10.0000	8.5979	53,641

Lord Abbett Series Fund Growth and Income Portfolio - Level 2
	2003	8.5348	11.0531	1,155,087
	2002	10.5339	8.5348	1,202,963
	2001	11.4245	10.5339	938,638
	2000	10.0000	11.4245	52,400

Lord Abbett Series Fund Growth and Income Portfolio - Level 3
	2003	8.5136	11.0146	94,104
	2002	10.5183	8.5136	92,965
	2001	11.4193	10.5183	89,640
	2000	10.0000	11.4193	23,743

Lord Abbett Series Fund Growth and Income Portfolio - Level 4
	2003	8.5030	10.9953	1,059,451
	2002	10.5106	8.5030	1,022,031
	2001	11.4167	10.5106	817,059
	2000	10.0000	11.4167	55,535

Lord Abbett Series Fund Growth and Income Portfolio - Level 5
	2003	8.4818	10.9568	1,661,273
	2002	10.4950	8.4818	1,641,320
	2001	11.4115	10.4950	1,464,629
	2000	10.0000	11.4115	125,200

Lord Abbett Series Fund Mid Cap Value Portfolio - Level 2
	2003	9.2652	11.4259	648,163
	2002	10.3895	9.2652	462,335
	2001	10.0000	10.3895	236,647

Lord Abbett Series Fund Mid Cap Value Portfolio - Level 3
	2003	9.2495	11.3951	18,017
	2002	10.3825	9.2495	16,386
	2001	10.0000	10.3825	5,016

Lord Abbett Series Fund Mid Cap Value Portfolio - Level 4
	2003	9.2417	11.3797	545,142
	2002	10.3790	9.2417	461,826
	2001	10.0000	10.3790	222,090

Lord Abbett Series Fund Mid Cap Value Portfolio - Level 5
	2003	9.2260	11.3489	670,655
	2002	10.3719	9.2260	574,298
	2001	10.0000	10.3719	278,605

Lord Abbett Series Fund International Portfolio - Level 2
	2003	6.4168	8.9599	39,265
	2002	7.8879	6.4168	37,732
	2001	10.0000	7.8879	5,865

Lord Abbett Series Fund International Portfolio - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Lord Abbett Series Fund International Portfolio - Level 4
	2003	6.4006	8.9236	20,497
	2002	7.8799	6.4006	17,845
	2001	10.0000	7.8799	2,053

Lord Abbett Series Fund International Portfolio - Level 5
	2003	6.3897	8.8995	35,040
	2002	7.8745	6.3897	35,230
	2001	10.0000	7.8745	17,921

Fidelity VIP Contrafund Portfolio, Service Class 2 - Level 2
	2003	8.4686	10.7317	176,142
	2002	9.4774	8.4686	148,577
	2001	10.0000	9.4774	37,502

Fidelity VIP Contrafund Portfolio, Service Class 2 - Level 3
	2003	8.4543	10.7027	22,135
	2002	9.4710	8.4543	9,216
	2001	10.0000	9.4710	16,279

Fidelity VIP Contrafund Portfolio, Service Class 2 - Level 4
	2003	8.4472	10.6883	182,047
	2002	9.4678	8.4472	132,262
	2001	10.0000	9.4678	31,603

Fidelity VIP Contrafund Portfolio, Service Class 2 - Level 5
	2003	8.4329	10.6594	169,075
	2002	9.4614	8.4329	124,130
	2001	10.0000	9.4614	24,110

Fidelity VIP Growth Portfolio, Service Class 2 - Level 2
	2003	5.9890	7.8467	484,415
	2002	8.6922	5.9890	516,412
	2001	10.0000	8.6922	298,052

Fidelity VIP Growth Portfolio, Service Class 2 - Level 3
	2003	5.9789	7.8256	43,657
	2002	8.6863	5.9789	34,439
	2001	10.0000	8.6863	20,638

Fidelity VIP Growth Portfolio, Service Class 2 - Level 4
	2003	5.9738	7.8150	560,165
	2002	8.6834	5.9738	462,692
	2001	10.0000	8.6834	365,485

Fidelity VIP Growth Portfolio, Service Class 2 - Level 5
	2003	5.9637	7.7938	687,860
	2002	8.6775	5.9637	581,689
	2001	10.0000	8.6775	486,915

Fidelity VIP Overseas Portfolio, Service Class 2 - Level 2
	2003	6.3343	8.9563	100,228
	2002	8.0560	6.3343	111,890
	2001	10.0000	8.0560	287,606

Fidelity VIP Overseas Portfolio, Service Class 2 - Level 3
	2003	6.3236	8.9321	21,386
	2002	0	6.3236	6,556
	2001	10.0000	0	28,489

Fidelity VIP Overseas Portfolio, Service Class 2 - Level 4
	2003	6.3182	8.9201	86,286
	2002	8.0478	6.3182	84,754
	2001	10.0000	8.0478	267,321

Fidelity VIP Overseas Portfolio, Service Class 2 - Level 5
	2003	6.3075	8.8959	88,738
	2002	8.0424	6.3075	99,988
	2001	10.0000	8.0424	363,758

First Eagle Overseas Variable Fund - Level 2
	2003	11.1490	16.6501	436,204
	2002	10.0000	11.1490	349,065

First Eagle Overseas Variable Fund - Level 3
	2003	11.1461	16.6291	33,514
	2002	10.0000	11.1461	29,621

First Eagle Overseas Variable Fund - Level 4
	2003	11.1447	16.6185	419,297
	2002	10.0000	11.1447	337,037

First Eagle Overseas Variable Fund - Level 5
	2003	11.1419	16.5975	562,412
	2002	10.0000	11.1419	477,270

MFS/Sun Life Capital Appreciation S Class - Level 2
	2003	6.4830	8.2253	24,128
	2002	9.7249	6.4830	24,378
	2001	10.0000	9.7249	12,482

MFS/Sun Life Capital Appreciation S Class - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Capital Appreciation S Class - Level 4
	2003	6.4698	8.1960	35,608
	2002	9.7198	6.4698	27,405
	2001	10.0000	9.7198	13,292

MFS/Sun Life Capital Appreciation S Class - Level 5
	2003	6.4609	8.1765	23,036
	2002	9.7164	6.4609	22,198
	2001	10.0000	9.7164	6,533

MFS/Sun Life Capital Appreciation Series - Level 2
	2003	3.8347	4.8790	107,157
	2002	5.7376	3.8347	119,215
	2001	7.7724	5.7376	162,028
	2000	10.0000	7.7724	77,731

MFS/Sun Life Capital Appreciation Series - Level 3
	2003	3.8252	4.8619	31,811
	2002	5.7292	3.8252	31,811
	2001	7.7689	5.7292	31,811
	2000	10.0000	7.7689	31,811

MFS/Sun Life Capital Appreciation Series - Level 4
	2003	3.8204	4.8534	196,111
	2002	5.7249	3.8204	223,557
	2001	7.7671	5.7249	294,659
	2000	10.0000	7.7671	137,695

MFS/Sun Life Capital Appreciation Series - Level 5
	2003	3.8109	4.8363	260,017
	2002	5.7164	3.8109	284,178
	2001	7.7635	5.7164	336,923
	2000	10.0000	7.7635	111,529

MFS/Sun Life Emerging Growth S Class - Level 2
	2003	6.3058	8.1742	99,042
	2002	9.7174	6.3058	31,502
	2001	10.0000	9.7174	22,622

MFS/Sun Life Emerging Growth S Class - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Emerging Growth S Class - Level 4
	2003	6.2929	8.1451	31,807
	2002	9.7123	6.2929	17,045
	2001	10.0000	9.7123	8,995

MFS/Sun Life Emerging Growth S Class - Level 5
	2003	6.2843	8.1257	23,236
	2002	9.7089	6.2843	22,736
	2001	10.0000	9.7089	8,920

MFS/Sun Life Emerging Growth Series - Level 2
	2003	3.2677	4.2474	221,382
	2002	5.0220	3.2677	201,853
	2001	7.7666	5.0220	311,245
	2000	10.0000	7.7666	172,848

MFS/Sun Life Emerging Growth Series - Level 3
	2003	3.2595	4.2326	46,626
	2002	5.0146	3.2595	46,626
	2001	7.7630	5.0146	56,830
	2000	10.0000	7.7630	46,626

MFS/Sun Life Emerging Growth Series - Level 4
	2003	3.2555	4.2252	332,296
	2002	5.0109	3.2555	390,033
	2001	7.7612	5.0109	535,421
	2000	10.0000	7.7612	260,438

MFS/Sun Life Emerging Growth Series - Level 5
	2003	3.2473	4.2103	643,094
	2002	5.0035	3.2473	715,519
	2001	7.7576	5.0035	917,386
	2000	10.0000	7.7576	439,010

MFS/Sun Life Government Securities S Class - Level 2
	2003	10.9594	11.0359	394,959
	2002	10.1238	10.9594	511,102
	2001	10.0000	10.1238	90,021

MFS/Sun Life Government Securities S Class - Level 3
	2003	10.9445	11.0097	17,227
	2002	0	10.9445	18,361
	2001	10.0000	0	0

MFS/Sun Life Government Securities S Class - Level 4
	2003	10.9370	10.9966	325,190
	2002	10.1185	10.9370	421,875
	2001	10.0000	10.1185	57,095

MFS/Sun Life Government Securities S Class - Level 5
	2003	10.9221	10.9705	255,106
	2002	10.1149	10.9221	280,130
	2001	10.0000	10.1149	20,626

MFS/Sun Life Government Securities Series - Level 2
	2003	12.3391	12.4593	294,674
	2002	11.3682	12.3391	345,904
	2001	10.7037	11.3682	270,870
	2000	10.0000	10.7037	30,960

MFS/Sun Life Government Securities Series - Level 3
	2003	12.3085	12.4158	5,178
	2002	0	12.3085	15,741
	2001	10.6988	0	0
	2000	10.0000	10.6988	0

MFS/Sun Life Government Securities Series - Level 4
	2003	12.2931	12.3941	234,748
	2002	11.3431	12.2931	431,106
	2001	10.6963	11.3431	277,396
	2000	10.0000	10.6963	18,410

MFS/Sun Life Government Securities Series - Level 5
	2003	12.2625	12.3507	480,517
	2002	11.3264	12.2625	635,527
	2001	10.6914	11.3264	427,114
	2000	10.0000	10.6914	28,193

MFS/Sun Life High Yield S Class - Level 2
	2003	10.0033	11.9854	123,778
	2002	9.8907	10.0033	117,914
	2001	10.0000	9.8907	39,706

MFS/Sun Life High Yield S Class - Level 3
	2003	9.9897	11.9570	19,211
	2002	0	9.9897	20,475
	2001	10.0000	0	0

MFS/Sun Life High Yield S Class - Level 4
	2003	9.9829	11.9428	174,541
	2002	9.8856	9.9829	151,233
	2001	10.0000	9.8856	44,929

MFS/Sun Life High Yield S Class - Level 5
	2003	9.9693	11.9144	85,996
	2002	9.8821	9.9693	83,942
	2001	10.0000	9.8821	25,151

MFS/Sun Life High Yield Series - Level 2
	2003	9.3909	11.2733	186,208
	2002	9.2504	9.3909	211,310
	2001	9.1972	9.2504	286,880
	2000	10.0000	9.1972	31,852

MFS/Sun Life High Yield Series - Level 3
	2003	9.3676	11.2339	80,215
	2002	9.2367	9.3676	50,184
	2001	9.1930	9.2367	11,033
	2000	10.0000	9.1930	0

MFS/Sun Life High Yield Series - Level 4
	2003	9.3559	11.2142	174,561
	2002	9.2299	9.3559	143,398
	2001	9.1909	9.2299	296,337
	2000	10.0000	9.1909	44,961

MFS/Sun Life High Yield Series - Level 5
	2003	9.3326	11.1750	222,016
	2002	9.2163	9.3326	226,002
	2001	9.1867	9.2163	443,200
	2000	10.0000	9.1867	67,901

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 2
	2003	6.9486	8.4379	159,074
	2002	9.7790	6.9486	142,183
	2001	10.0000	9.7790	65,312

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 4
	2003	6.9344	8.4079	121,456
	2002	9.7739	6.9344	119,890
	2001	10.0000	9.7739	33,764

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 5
	2003	6.9249	8.3879	108,571
	2002	9.7705	6.9249	95,787
	2001	10.0000	9.7705	24,800

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 2
	2003	4.5264	5.5208	451,302
	2002	6.3649	4.5264	504,454
	2001	8.5740	6.3649	616,866
	2000	10.0000	8.5740	129,303

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 3
	2003	4.5152	5.5016	41,225
	2002	6.3556	4.5152	41,225
	2001	8.5701	6.3556	41,225
	2000	10.0000	8.5701	41,225

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 4
	2003	4.5095	5.4919	504,226
	2002	6.3508	4.5095	582,362
	2001	8.5681	6.3508	689,060
	2000	10.0000	8.5681	161,937

MFS/Sun Life Massachusetts Investors Growth Stock Series - Level 5
	2003	4.4983	5.4726	915,058
	2002	6.3414	4.4983	1,006,081
	2001	8.5642	6.3414	1,304,066
	2000	10.0000	8.5642	309,307

MFS/Sun Life Massachusetts Investors Trust S Class - Level 2
	2003	7.5171	9.0989	114,808
	2002	9.6743	7.5171	111,975
	2001	10.0000	9.6743	35,068

MFS/Sun Life Massachusetts Investors Trust S Class - Level 3
	2003	7.5068	9.0773	10,829
	2002	9.6709	7.5068	10,829
	2001	10.0000	9.6709	7,108

MFS/Sun Life Massachusetts Investors Trust S Class - Level 4
	2003	7.5017	9.0665	50,388
	2002	9.6692	7.5017	44,600
	2001	10.0000	9.6692	12,603

MFS/Sun Life Massachusetts Investors Trust S Class - Level 5
	2003	7.4914	9.0449	45,791
	2002	9.6659	7.4914	49,378
	2001	10.0000	9.6659	19,810

MFS/Sun Life Massachusetts Investors Trust Series - Level 2
	2003	6.2231	7.5562	244,006
	2002	7.9920	6.2231	266,985
	2001	9.5949	7.9920	295,421
	2000	10.0000	9.5949	72,001

MFS/Sun Life Massachusetts Investors Trust Series - Level 3
	2003	0	0	0
	2002	7.9802	0	0
	2001	9.5905	7.9802	8,601
	2000	10.0000	9.5905	0

MFS/Sun Life Massachusetts Investors Trust Series - Level 4
	2003	6.1999	7.5166	204,033
	2002	7.9743	6.1999	226,747
	2001	9.5883	7.9743	296,698
	2000	10.0000	9.5883	75,067

MFS/Sun Life Massachusetts Investors Trust Series - Level 5
	2003	6.1844	7.4902	557,092
	2002	7.9625	6.1844	580,255
	2001	9.5839	7.9625	710,653
	2000	10.0000	9.5839	146,370

MFS/Sun Life New Discovery S Class - Level 2
	2003	6.7620	9.0246	411,586
	2002	10.3117	6.7620	305,373
	2001	10.0000	10.3117	38,803

MFS/Sun Life New Discovery S Class - Level 3
	2003	6.7528	9.0033	32,200
	2002	0	6.7528	28,159
	2001	10.0000	0	0

MFS/Sun Life New Discovery S Class - Level 4
	2003	6.7482	8.9925	288,785
	2002	10.3063	6.7482	232,438
	2001	10.0000	10.3063	34,846

MFS/Sun Life New Discovery S Class - Level 5
	2003	6.7390	8.9712	300,630
	2002	10.3027	6.7390	230,446
	2001	10.0000	10.3027	20,876

MFS/Sun Life New Discovery Series - Level 2
	2003	5.3007	7.0889	443,077
	2002	8.0590	5.3007	500,035
	2001	8.5926	8.0590	287,902
	2000	10.0000	8.5926	108,572

MFS/Sun Life New Discovery Series - Level 3
	2003	5.2875	7.0641	74,001
	2002	8.0471	5.2875	74,134
	2001	8.5887	8.0471	74,268
	2000	10.0000	8.5887	74,514

MFS/Sun Life New Discovery Series - Level 4
	2003	5.2809	7.0517	530,406
	2002	8.0411	5.2809	535,192
	2001	8.5867	8.0411	317,109
	2000	10.0000	8.5867	119,748

MFS/Sun Life New Discovery Series - Level 5
	2003	5.2677	7.0270	693,381
	2002	8.0292	5.2677	699,565
	2001	8.5828	8.0292	520,697
	2000	10.0000	8.5828	178,251

MFS/Sun Life Total Return S Class - Level 2
	2003	9.2767	10.7135	391,422
	2002	9.9714	9.2767	443,618
	2001	10.0000	9.9714	113,662

MFS/Sun Life Total Return S Class - Level 3
	2003	9.2641	10.6882	20,171
	2002	0	9.2641	21,499
	2001	10.0000	0	0

MFS/Sun Life Total Return S Class - Level 4
	2003	9.2578	10.6754	433,932
	2002	9.9661	9.2578	388,788
	2001	10.0000	9.9661	131,011

MFS/Sun Life Total Return S Class - Level 5
	2003	9.2451	10.6500	304,717
	2002	9.9626	9.2451	304,688
	2001	10.0000	9.9626	88,166

MFS/Sun Life Total Return Series - Level 2
	2003	10.3432	11.9777	338,639
	2002	11.0978	10.3432	405,747
	2001	11.1705	11.0978	354,901
	2000	10.0000	11.1705	29,963

MFS/Sun Life Total Return Series - Level 3
	2003	0	11.9359	8,272
	2002	11.0814	0	0
	2001	11.1654	11.0814	21,495
	2000	10.0000	11.1654	0

MFS/Sun Life Total Return Series - Level 4
	2003	10.3046	11.9150	352,778
	2002	11.0732	10.3046	376,093
	2001	11.1628	11.0732	340,045
	2000	10.0000	11.1628	27,987

MFS/Sun Life Total Return Series - Level 5
	2003	10.2790	11.8733	731,555
	2002	11.0569	10.2790	750,534
	2001	11.1577	11.0569	608,471
	2000	10.0000	11.1577	58,375

MFS/Sun Life Utilities S Class - Level 2
	2003	6.6976	9.0060	128,774
	2002	8.9330	6.6976	48,119
	2001	10.0000	8.9330	29,888

MFS/Sun Life Utilities S Class - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

MFS/Sun Life Utilities S Class - Level 4
	2003	6.6839	8.9740	126,739
	2002	8.9283	6.6839	99,241
	2001	10.0000	8.9283	74,789

MFS/Sun Life Utilities S Class - Level 5
	2003	6.6748	8.9527	41,863
	2002	8.9252	6.6748	48,007
	2001	10.0000	8.9252	15,720

MFS/Sun Life Utilities Series - Level 2
	2003	5.4577	7.3511	181,859
	2002	7.2508	5.4577	171,363
	2001	9.6919	7.2508	251,743
	2000	10.0000	9.6919	86,311

MFS/Sun Life Utilities Series - Level 3
	2003	5.4442	7.3254	23,829
	2002	7.2401	5.4442	23,829
	2001	9.6874	7.2401	51,498
	2000	10.0000	9.6874	23,829

MFS/Sun Life Utilities Series - Level 4
	2003	5.4374	7.3126	300,754
	2002	7.2347	5.4374	331,406
	2001	9.6852	7.2347	467,748
	2000	10.0000	9.6852	125,061

MFS/Sun Life Utilities Series - Level 5
	2003	5.4238	7.2869	340,194
	2002	7.2240	5.4238	378,852
	2001	9.6808	7.2240	607,648
	2000	10.0000	9.6808	144,204

PIMCO Real Return Portfolio - Level 2
	2003	10.0890	10.8560	168,067
	2002	10.0000	10.0890	34,532

PIMCO Real Return Portfolio - Level 3
	2003	0	0	0
	2002	10.0000	0	0

PIMCO Real Return Portfolio - Level 4
	2003	10.0852	10.8354	63,560
	2002	10.0000	10.0852	10,048

PIMCO Real Return Portfolio - Level 5
	2003	0	10.8217	167,060
	2002	10.0000	0	0

PIMCO Total Return Portfolio - Level 2
	2003	10.2223	10.6145	552,967
	2002	10.0000	10.2223	435,785

PIMCO Total Return Portfolio - Level 3
	2003	10.2197	10.6010	13,451
	2002	10.0000	10.2197	15,596

PIMCO Total Return Portfolio - Level 4
	2003	10.2184	10.5943	449,045
	2002	10.0000	10.2184	341,204

PIMCO Total Return Portfolio - Level 5
	2003	10.2157	10.5808	594,126
	2002	10.0000	10.2157	401,629

PIMCO Emerging Markets Bond Portfolio - Level 2
	2003	11.6361	15.1475	271,202
	2002	10.0000	11.6361	260,289

PIMCO Emerging Markets Bond Portfolio - Level 3
	2003	11.6332	15.1283	9,565
	2002	10.0000	11.6332	16,208

PIMCO Emerging Markets Bond Portfolio - Level 4
	2003	11.6317	15.1187	222,246
	2002	10.0000	11.6317	237,851

PIMCO Emerging Markets Bond Portfolio - Level 5
	2003	11.6287	15.0996	278,531
	2002	10.0000	11.6287	309,006

PIMCO High Yield Portfolio - Level 2
	2003	10.8412	13.1717	379,080
	2002	10.0000	10.8412	262,811

PIMCO High Yield Portfolio - Level 3
	2003	10.8385	13.1550	42,001
	2002	10.0000	10.8385	19,016

PIMCO High Yield Portfolio - Level 4
	2003	10.8371	13.1467	331,901
	2002	10.0000	10.8371	232,740

PIMCO High Yield Portfolio - Level 5
	2003	10.8343	13.1300	426,056
	2002	10.0000	10.8343	313,993

Rydex VT Nova Fund - Level 2
	2003	5.2569	7.2330	10,063
	2002	0	5.2569	6,771
	2001	10.0000	0	0

Rydex VT Nova Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Rydex VT Nova Fund - Level 4
	2003	5.2436	7.2037	7,095
	2002	8.2657	5.2436	11,582
	2001	10.0000	8.2657	5,319

Rydex VT Nova Fund - Level 5
	2003	5.2346	7.1842	35,924
	2002	0	5.2346	41,343
	2001	10.0000	0	5,830

Rydex VT OTC Fund - Level 2
	2003	4.8058	6.9082	29,110
	2002	7.9510	4.8058	15,059
	2001	10.0000	7.9510	3,110

Rydex VT OTC Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

Rydex VT OTC Fund - Level 4
	2003	4.7936	6.8802	17,818
	2002	7.9429	4.7936	16,101
	2001	10.0000	7.9429	12,073

Rydex VT OTC Fund - Level 5
	2003	4.7855	6.8616	38,976
	2002	7.9375	4.7855	53,755
	2001	10.0000	7.9375	112,079

SC Blue Chip Mid Cap Fund - Level 2
	2003	7.7151	10.3792	528,079
	2002	9.1716	7.7151	583,040
	2001	9.5919	9.1716	442,707
	2000	10.0000	9.5919	173,017

SC Blue Chip Mid Cap Fund - Level 3
	2003	7.6959	10.3429	65,366
	2002	9.1581	7.6959	73,399
	2001	9.5875	9.1581	108,912
	2000	10.0000	9.5875	31,687

SC Blue Chip Mid Cap Fund - Level 4
	2003	7.6863	10.3248	671,324
	2002	9.1513	7.6863	687,323
	2001	9.5853	9.1513	582,452
	2000	10.0000	9.5853	165,502

SC Blue Chip Mid Cap Fund - Level 5
	2003	7.6671	10.2886	837,387
	2002	9.1378	7.6671	875,908
	2001	9.5809	9.1378	686,607
	2000	10.0000	9.5809	203,101

SC Davis Financial Fund - Level 2
	2003	8.3931	11.1526	36,566
	2002	10.4134	8.3931	70,455
	2001	11.2787	10.4134	72,996
	2000	10.0000	11.2787	9,476

SC Davis Financial Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	11.2735	0	0
	2000	10.0000	11.2735	9,476

SC Davis Financial Fund - Level 4
	2003	8.3618	11.0941	75,369
	2002	10.3904	8.3618	132,533
	2001	11.2709	10.3904	134,726
	2000	10.0000	11.2709	41,572

SC Davis Financial Fund - Level 5
	2003	8.3409	11.0553	73,825
	2002	10.3750	8.3409	79,742
	2001	11.2658	10.3750	107,062
	2000	10.0000	11.2658	8,334

SC Davis Venture Value Fund - Level 2
	2003	7.1710	9.2509	500,359
	2002	8.6631	7.1710	497,481
	2001	9.8045	8.6631	427,069
	2000	10.0000	9.8045	101,048

SC Davis Venture Value Fund - Level 3
	2003	7.1532	9.2185	40,912
	2002	8.6503	7.1532	27,902
	2001	9.8000	8.6503	28,030
	2000	10.0000	9.8000	28,266

SC Davis Venture Value Fund - Level 4
	2003	7.1443	9.2024	442,469
	2002	8.6439	7.1443	441,340
	2001	9.7978	8.6439	335,924
	2000	10.0000	9.7978	86,152

SC Davis Venture Value Fund - Level 5
	2003	7.1265	9.1701	841,421
	2002	8.6311	7.1265	862,211
	2001	9.7933	8.6311	841,886
	2000	10.0000	9.7933	200,187

Sun Capital Investment Grade Bond Fund - Level 2
	2003	11.6578	12.6359	345,127
	2002	11.2106	11.6578	508,676
	2001	10.5760	11.2106	534,772
	2000	10.0000	10.5760	24,924

Sun Capital Investment Grade Bond Fund - Level 3
	2003	0	0	0
	2002	11.1940	0	0
	2001	10.5712	11.1940	22,984
	2000	10.0000	10.5712	0

Sun Capital Investment Grade Bond Fund - Level 4
	2003	11.6144	12.5698	495,556
	2002	11.1858	11.6144	543,428
	2001	10.5688	11.1858	677,168
	2000	10.0000	10.5688	74,085

Sun Capital Investment Grade Bond Fund - Level 5
	2003	11.5855	12.5258	446,916
	2002	11.1693	11.5855	515,557
	2001	10.5639	11.1693	712,079
	2000	10.0000	10.5639	74,451

SC Investors Foundation Fund - Level 2
	2003	5.9946	7.6560	72,274
	2002	8.0683	5.9946	71,482
	2001	8.8657	8.0683	45,364
	2000	10.0000	8.8657	356

SC Investors Foundation Fund - Level 3
	2003	5.9797	0	0
	2002	8.0564	5.9797	12,871
	2001	8.8616	8.0564	11,266
	2000	10.0000	8.8616	0

SC Investors Foundation Fund - Level 4
	2003	5.9722	7.6158	44,075
	2002	8.0505	5.9722	59,741
	2001	8.8596	8.0505	29,371
	2000	10.0000	8.8596	15,627

SC Investors Foundation Fund - Level 5
	2003	5.9573	7.5891	42,138
	2002	8.0385	5.9573	57,325
	2001	8.8555	8.0385	44,573
	2000	10.0000	8.8555	11,148

Sun Capital Money Market Fund - Level 2
	2003	10.4646	10.4011	983,164
	2002	10.4686	10.4646	1,930,816
	2001	10.2240	10.4686	1,065,639
	2000	10.0000	10.2240	157,296

Sun Capital Money Market Fund - Level 3
	2003	10.4387	0	0
	2002	10.4532	10.4387	57,279
	2001	10.2193	10.4532	18,208
	2000	10.0000	10.2193	0

Sun Capital Money Market Fund - Level 4
	2003	10.4257	10.3467	571,525
	2002	10.4455	10.4257	971,091
	2001	10.2169	10.4455	703,047
	2000	10.0000	10.2169	27,989

Sun Capital Money Market Fund - Level 5
	2003	10.3997	10.3105	975,068
	2002	10.4300	10.3997	1,718,801
	2001	10.2123	10.4300	1,364,951
	2000	10.0000	10.2123	145,304

Sun Capital Real Estate Fund - Level 2
	2003	12.2884	16.5138	354,192
	2002	11.9422	12.2884	382,230
	2001	10.7336	11.9422	168,551
	2000	10.0000	10.7336	58,623

Sun Capital Real Estate Fund - Level 3
	2003	12.2579	16.4562	18,592
	2002	11.9247	12.2579	18,840
	2001	10.7287	11.9247	2,594
	2000	10.0000	10.7287	0

Sun Capital Real Estate Fund - Level 4
	2003	12.2426	16.4273	290,882
	2002	11.9158	12.2426	314,174
	2001	10.7263	11.9158	165,018
	2000	10.0000	10.7263	46,344

Sun Capital Real Estate Fund - Level 5
	2003	12.2122	16.3698	353,496
	2002	11.8982	12.2122	353,609
	2001	10.7214	11.8982	156,630
	2000	10.0000	10.7214	40,664

SC Select Equity Fund - Level 2
	2003	4.7903	6.2021	77,471
	2002	6.6886	4.7903	70,138
	2001	8.0795	6.6886	64,010
	2000	10.0000	8.0795	36,473

SC Select Equity Fund - Level 3
	2003	4.7784	6.1804	16,111
	2002	6.6787	4.7784	31,807
	2001	8.0758	6.6787	24,368
	2000	10.0000	8.0758	0

SC Select Equity Fund - Level 4
	2003	4.7724	6.1696	185,678
	2002	6.6738	4.7724	166,628
	2001	8.0740	6.6738	60,773
	2000	10.0000	8.0740	39,843

SC Select Equity Fund - Level 5
	2003	4.7605	6.1479	118,682
	2002	6.6639	4.7605	129,903
	2001	8.0702	6.6639	148,827
	2000	10.0000	8.0702	126,576

SC Value Equity Fund - Level 2
	2003	7.7842	10.2153	51,363
	2002	10.8615	7.7842	42,709
	2001	11.2764	10.8615	27,578
	2000	10.0000	11.2764	2,611

SC Value Equity Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	11.2712	0	0
	2000	10.0000	11.2712	0

SC Value Equity Fund - Level 4
	2003	7.7552	10.1618	78,705
	2002	10.8375	7.7552	88,012
	2001	11.2687	10.8375	72,920
	2000	10.0000	11.2687	3,087

SC Value Equity Fund - Level 5
	2003	7.7359	10.1262	49,089
	2002	10.8215	7.7359	51,036
	2001	11.2635	10.8215	56,309
	2000	10.0000	11.2635	8,870

SC Value Managed Fund - Level 2
	2003	8.1703	10.4245	40,303
	2002	10.5134	8.1703	49,596
	2001	11.3227	10.5134	47,493
	2000	10.0000	11.3227	3,151

SC Value Managed Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	11.3175	0	0
	2000	10.0000	11.3175	0

SC Value Managed Fund - Level 4
	2003	8.1399	10.3699	46,914
	2002	10.4902	8.1399	48,602
	2001	11.3149	10.4902	35,885
	2000	10.0000	11.3149	712

SC Value Managed Fund - Level 5
	2003	8.1196	10.3336	21,369
	2002	10.4747	8.1196	28,803
	2001	11.3098	10.4747	14,747
	2000	10.0000	11.3098	3,796

SC Value Mid Cap Fund - Level 2
	2003	10.0915	13.1715	124,617
	2002	10.8616	10.0915	160,041
	2001	10.2856	10.8616	135,022
	2000	10.0000	10.2856	59,661

SC Value Mid Cap Fund - Level 3
	2003	10.0665	13.1256	11,156
	2002	10.8456	10.0665	11,156
	2001	10.2809	10.8456	11,156
	2000	10.0000	10.2809	11,156

SC Value Mid Cap Fund - Level 4
	2003	10.0539	13.1026	138,659
	2002	10.8376	10.0539	147,664
	2001	10.2785	10.8376	166,943
	2000	10.0000	10.2785	47,213

SC Value Mid Cap Fund - Level 5
	2003	10.0289	13.0567	178,227
	2002	10.8216	10.0289	182,854
	2001	10.2738	10.8216	201,210
	2000	10.0000	10.2738	99,042

SC Value Small Cap Fund - Level 2
	2003	10.2435	14.3402	413,905
	2002	13.0549	10.2435	446,910
	2001	12.1260	13.0549	169,141
	2000	10.0000	12.1260	27,336

SC Value Small Cap Fund - Level 3
	2003	10.2181	14.2902	30,358
	2002	13.0357	10.2181	28,628
	2001	12.1204	13.0357	13,236
	2000	10.0000	12.1204	9,948

SC Value Small Cap Fund - Level 4
	2003	10.2053	14.2651	406,711
	2002	13.0260	10.2053	429,231
	2001	12.1177	13.0260	180,163
	2000	10.0000	12.1177	30,580

SC Value Small Cap Fund - Level 5
	2003	10.1799	14.2152	471,019
	2002	13.0068	10.1799	496,050
	2001	12.1121	13.0068	183,767
	2000	10.0000	12.1121	30,730

SC Neuberger Berman Mid Cap Value Fund - Level 2
	2003	8.7811	11.8356	61,339
	2002	9.8191	8.7811	101,083
	2001	10.0000	9.8191	13,372

SC Neuberger Berman Mid Cap Value Fund - Level 3
	2003	0	11.8038	10,655
	2002	0	0	0
	2001	10.0000	0	0

SC Neuberger Berman Mid Cap Value Fund - Level 4
	2003	8.7588	11.7878	43,409
	2002	9.8091	8.7588	46,621
	2001	10.0000	9.8091	10,077

SC Neuberger Berman Mid Cap Value Fund - Level 5
	2003	8.7440	11.7559	52,384
	2002	9.8024	8.7440	59,671
	2001	10.0000	9.8024	20,082

SC Neuberger Berman Mid Cap Growth Fund - Level 2
	2003	6.0680	7.7425	62,098
	2002	8.6811	6.0680	71,608
	2001	10.0000	8.6811	48,241

SC Neuberger Berman Mid Cap Growth Fund - Level 3
	2003	0	0	0
	2002	0	0	0
	2001	10.0000	0	0

SC Neuberger Berman Mid Cap Growth Fund - Level 4
	2003	6.0526	7.7112	48,526
	2002	8.6723	6.0526	26,537
	2001	10.0000	8.6723	19,765

SC Neuberger Berman Mid Cap Growth Fund - Level 5
	2003	6.0423	7.6903	33,766
	2002	8.6664	6.0423	34,867
	2001	10.0000	8.6664	12,453

SC Alger Growth Fund - Level 2
	2003	7.5142	9.9735	48,840
	2002	10.0000	7.5142	48,548

SC Alger Growth Fund - Level 3
	2003	0	0	0
	2002	10.0000	0	0

SC Alger Growth Fund - Level 4
	2003	7.5065	9.9482	58,603
	2002	10.0000	7.5065	80,823

SC Alger Growth Fund - Level 5
	2003	7.5014	9.9313	62,395
	2002	10.0000	7.5014	81,551

SC Alger Income & Growth Fund - Level 2
	2003	7.7990	10.0483	47,268
	2002	10.0000	7.7990	55,144

SC Alger Income & Growth Fund - Level 3
	2003	0	10.0313	11,971
	2002	10.0000	0	0

SC Alger Income & Growth Fund - Level 4
	2003	7.7910	10.0228	39,751
	2002	10.0000	7.7910	58,436

SC Alger Income & Growth Fund - Level 5
	2003	7.7857	10.0059	74,969
	2002	10.0000	7.7857	101,951

SC Alger Small Capitalization Fund - Level 2
	2003	7.6816	10.8962	12,454
	2002	10.0000	7.6816	7,093

SC Alger Small Capitalization Fund - Level 3
	2003	0	10.8778	8,149
	2002	10.0000	0	0

SC Alger Small Capitalization Fund - Level 4
	2003	7.6737	10.8686	28,077
	2002	10.0000	7.6737	26,323

SC Alger Small Capitalization Fund - Level 5
	2003	7.6685	10.8501	28,319
	2002	10.0000	7.6685	27,430

Sun Capital All Cap Fund - Level 2
	2003	0	11.3331	40,534
	2002	10.0000	0	0

Sun Capital All Cap Fund - Level 3
	2003	0	0	0
	2002	10.0000	0	0

Sun Capital All Cap Fund - Level 4
	2003	7.4912	11.3044	3,388
	2002	10.0000	7.4912	500

Sun Capital All Cap Fund - Level 5
	2003	7.4861	11.2853	8,284
	2002	10.0000	7.4861	839

Templeton Growth Securities Fund, Class 2 - Level 2
	2003	10.5995	13.8447	2,282
	2002	10.0000	10.5995	158

Templeton Growth Securities Fund, Class 2 - Level 3
	2003	0	0	0
	2002	10.0000	0	0

Templeton Growth Securities Fund, Class 2 - Level 4
	2003	0	0	0
	2002	10.0000	0	0

Templeton Growth Securities Fund, Class 2 - Level 5
	2003	10.5927	13.8010	11,111
	2002	10.0000	10.5927	1,119

Templeton Foreign Securities Fund, Class 2 - Level 2
	2003	10.4595	13.6698	10,033
	2002	10.0000	10.4595	22,607

Templeton Foreign Securities Fund, Class 2 - Level 3
	2003	0	0	0
	2002	10.0000	0	0

Templeton Foreign Securities Fund, Class 2 - Level 4
	2003	10.4555	13.6439	9,499
	2002	10.0000	10.4555	2,868

Templeton Foreign Securities Fund, Class 2 - Level 5
	2003	0	13.6266	32,566
	2002	10.0000	0	0
* AllianceBernstein Quasar fund will be changing its name to AllianceBernstein Small Cap Growth effective 5/1/2004.

Appendix B

Regatta Choice

Condensed Financial Information - Accumulation Unit Values

The following information should be read in conjunction with the Variable Account's Financial Statements appearing the Statement of Additional Information. All of the Variable Account's Financial Statements have been audited by Deloitte & Touche LLP, independent auditors.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Year	of Year	of Year	of Year
Bond S Class - Level 2
2003	10.8892	11.7791	364,889
2002	10.0810	10.8892	388,977
2001	10.0000	10.0810	73,400

Bond S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Bond S Class - Level 4
2003	10.8670	11.7373	282,989
2002	10.0757	10.8670	268,843
2001	10.0000	10.0757	106,644

Bond S Class - Level 5
2003	10.8522	11.7094	274,796
2002	10.0722	10.8522	251,676
2001	10.0000	10.0722	87,054

Bond Series - Level 2
2003	12.1594	13.1879	652,106
2002	11.2243	12.1594	675,415
2001	10.5347	11.2243	518,393
2000	10.0000	10.5347	62,271

Bond Series - Level 3
2003	12.1295	13.1422	92,957
2002	11.2080	12.1295	125,087
2001	10.5300	11.2080	115,086
2000	10.0000	10.5300	29,888

Bond Series - Level 4
2003	12.1144	13.1192	608,045
2002	11.1998	12.1144	584,110
2001	10.5277	11.1998	568,948
2000	10.0000	10.5277	41,361

Bond Series - Level 5
2003	12.0844	13.0735	908,050
2002	11.1834	12.0844	1,083,642
2001	10.5230	11.1834	977,136
2000	10.0000	10.5230	128,272

Capital Appreciation S Class - Level 2
2003	6.4830	8.2253	455,595
2002	9.7249	6.4830	418,181
2001	10.0000	9.7249	102,569

Capital Appreciation S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Capital Appreciation S Class - Level 4
2003	6.4698	8.1960	270,347
2002	9.7198	6.4698	243,518
2001	10.0000	9.7198	55,862

Capital Appreciation S Class - Level 5
2003	6.4609	8.1765	362,711
2002	9.7164	6.4609	393,716
2001	10.0000	9.7164	109,690

Capital Appreciation Series - Level 2
2003	3.9889	5.0751	1,508,505
2002	5.9683	3.9889	1,738,596
2001	8.0848	5.9683	1,733,022
2000	10.0000	8.0848	358,590

Capital Appreciation Series - Level 3
2003	3.9790	5.0574	135,385
2002	5.9595	3.9790	162,378
2001	8.0813	5.9595	157,726
2000	10.0000	8.0813	144,013

Capital Appreciation Series - Level 4
2003	3.9741	5.0486	1,767,147
2002	5.9551	3.9741	1,664,301
2001	8.0795	5.9551	2,062,595
2000	10.0000	8.0795	621,987

Capital Appreciation Series - Level 5
2003	3.9642	5.0309	3,475,330
2002	5.9464	3.9642	3,632,175
2001	8.0759	5.9464	3,780,049
2000	10.0000	8.0759	1,152,866

Capital Opportunities S Class - Level 2
2003	6.5364	8.2706	221,647
2002	9.5201	6.5364	224,433
2001	10.0000	9.5201	79,372

Capital Opportunities S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Capital Opportunities S Class - Level 4
2003	6.5230	8.2412	173,237
2002	9.5151	6.5230	181,435
2001	10.0000	9.5151	71,945

Capital Opportunities S Class - Level 5
2003	6.5141	8.2216	149,913
2002	9.5118	6.5141	164,551
2001	10.0000	9.5118	53,288

Capital Opportunities Series - Level 2
2003	4.1954	5.3211	1,185,398
2002	5.9683	4.1954	1,312,032
2001	8.2203	5.9683	1,733,022
2000	10.0000	8.2203	542,845

Capital Opportunities Series - Level 3
2003	4.1850	5.3025	252,475
2002	5.9595	4.1850	305,821
2001	8.2166	5.9595	157,726
2000	10.0000	8.2166	168,372
Capital Opportunities Series - Level 4
2003	4.1798	5.2932	1,602,225
2002	5.9551	4.1798	1,877,831
2001	8.2147	5.9551	2,062,595
2000	10.0000	8.2147	974,321

Capital Opportunities Series - Level 5
2003	4.1694	5.2746	3,336,441
2002	5.9464	4.1694	3,952,860
2001	8.2110	5.9464	3,780,049
2000	10.0000	8.2110	2,057,010

Emerging Growth S Class - Level 2
2003	6.3058	8.1742	188,328
2002	9.7174	6.3058	174,754
2001	10.0000	9.7174	43,745

Emerging Growth S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Emerging Growth S Class - Level 4
2003	6.2929	8.1451	153,525
2002	9.7123	6.2929	134,393
2001	10.0000	9.7123	46,297

Emerging Growth S Class - Level 5
2003	6.2843	8.1257	157,538
2002	9.7089	6.2843	187,281
2001	10.0000	9.7089	80,752

Emerging Growth Series - Level 2
2003	3.2678	4.2476	1,522,639
2002	5.0222	3.2678	1,691,153
2001	7.7668	5.0222	1,966,299
2000	10.0000	7.7668	564,969

Emerging Growth Series - Level 3
2003	3.2596	4.2327	565,405
2002	5.0148	3.2596	625,165
2001	7.7632	5.0148	648,448
2000	10.0000	7.7632	167,798

Emerging Growth Series - Level 4
2003	3.2556	4.2253	1,574,638
2002	5.0111	3.2556	1,742,717
2001	7.7615	5.0111	2,326,131
2000	10.0000	7.7615	913,512

Emerging Growth Series - Level 5
2003	3.2475	4.2105	4,112,743
2002	5.0037	3.2475	4,492,842
2001	7.7579	5.0037	5,444,437
2000	10.0000	7.7579	2,170,423

Emerging Markets Equity S Class - Level 2
2003	9.9916	15.0252	40,714
2002	10.3266	9.9916	14,532
2001	10.0000	10.3266	2,009

Emerging Markets Equity S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Emerging Markets Equity S Class - Level 4
2003	9.9711	14.9718	12,844
2002	10.3212	9.9711	8,036
2001	10.0000	10.3212	2,101

Emerging Markets Equity S Class - Level 5
2003	9.9575	14.9362	14,159
2002	10.3176	9.9575	8,678
2001	10.0000	10.3176	1,144

Emerging Markets Equity Series - Level 2
2003	7.7369	11.6711	88,849
2002	7.9816	7.7369	97,610
2001	8.1595	7.9816	90,757
2000	10.0000	8.1595	16,933

Emerging Markets Equity Series - Level 3
2003	7.7178	11.6306	15,573
2002	7.9699	7.7178	16,685
2001	8.1559	7.9699	25,552
2000	10.0000	8.1559	20,014

Emerging Markets Equity Series - Level 4
2003	7.7082	11.6102	100,907
2002	7.9640	7.7082	95,419
2001	8.1540	7.9640	108,814
2000	10.0000	8.1540	50,636

Emerging Markets Equity Series - Level 5
2003	7.6891	11.5697	238,617
2002	7.9524	7.6891	236,222
2001	8.1504	7.9524	250,796
2000	10.0000	8.1504	105,050

Global Asset Allocation S Class - Level 2
2003	8.9612	0	0
2002	9.7621	8.9612	41,605
2001	10.0000	9.7621	13,530

Global Asset Allocation S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Global Asset Allocation S Class - Level 4
2003	8.9429	0	0
2002	9.7570	8.9429	12,983
2001	10.0000	9.7570	1,910

Global Asset Allocation S Class - Level 5
2003	8.9307	0	0
2002	9.7536	8.9307	15,455
2001	10.0000	9.7536	4,902

Global Asset Allocation Series - Level 2
2003	7.9293	0	0
2002	8.6173	7.9293	47,798
2001	9.5718	8.6173	52,318
2000	10.0000	9.5718	11,274

Global Asset Allocation Series - Level 3
2003	7.9101	0	0
2002	8.6052	7.9101	19,687
2001	9.5681	8.6052	19,687
2000	10.0000	9.5681	9,347

Global Asset Allocation Series - Level 4
2003	7.9005	0	0
2002	8.5991	7.9005	89,624
2001	9.5662	8.5991	76,487
2000	10.0000	9.5662	15,475

Global Asset Allocation Series - Level 5
2003	7.8813	0	0
2002	8.5869	7.8813	133,488
2001	9.5625	8.5869	140,266
2000	10.0000	9.5625	38,826

Global Governments S Class - Level 2
2003	11.5577	13.1730	39,284
2002	9.7200	11.5577	43,653
2001	10.0000	9.7200	2,392

Global Governments S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Global Governments S Class - Level 4
2003	11.5342	13.1262	30,466
2002	9.7149	11.5342	13,639
2001	10.0000	9.7149	2,495

Global Governments S Class - Level 5
2003	11.5184	13.0950	9,559
2002	9.7115	11.5184	9,489
2001	10.0000	9.7115	1,446

Global Governments Series - Level 2
2003	11.8488	13.5394	74,678
2002	9.9375	11.8488	76,123
2001	10.2736	9.9375	45,747
2000	10.0000	10.2736	10,314

Global Governments Series - Level 3
2003	11.8196	13.4924	19,691
2002	9.9230	11.8196	31,292
2001	10.2690	9.9230	51,450
2000	10.0000	10.2690	12,317

Global Governments Series - Level 4
2003	11.8050	13.4688	64,758
2002	9.9157	11.8050	78,782
2001	10.2667	9.9157	37,377
2000	10.0000	10.2667	12,672

Global Governments Series - Level 5
2003	11.7757	13.4219	153,707
2002	9.9012	11.7757	160,783
2001	10.2622	9.9012	129,687
2000	10.0000	10.2622	54,231

Global Growth S Class - Level 2
2003	7.6887	10.2701	38,677
2002	9.6823	7.6887	45,968
2001	10.0000	9.6823	8,845

Global Growth S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Global Growth S Class - Level 4
2003	7.6729	10.2336	49,465
2002	9.6772	7.6729	41,531
2001	10.0000	9.6772	6,914

Global Growth S Class - Level 5
2003	7.6624	10.2093	64,737
2002	9.6738	7.6624	67,839
2001	10.0000	9.6738	29,671

Global Growth Series - Level 2
2003	5.6383	7.5489	359,578
2002	7.0742	5.6383	408,379
2001	8.9115	7.0742	428,637
2000	10.0000	8.9115	155,157

Global Growth Series - Level 3
2003	5.6244	7.5228	9,071
2002	7.0639	5.6244	20,123
2001	8.9077	7.0639	25,432
2000	10.0000	8.9077	4,354

Global Growth Series - Level 4
2003	5.6175	7.5097	365,891
2002	7.0588	5.6175	425,714
2001	8.9058	7.0588	548,663
2000	10.0000	8.9058	201,984

Global Growth Series - Level 5
2003	5.6037	7.4836	586,270
2002	7.0486	5.6037	634,629
2001	8.9020	7.0486	784,293
2000	10.0000	8.9020	376,659

Global Telecommunications S Class - Level 2
2003	5.6347	0	0
2002	9.4331	5.6347	6,951
2001	10.0000	9.4331	1,023

Global Telecommunications S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Global Telecommunications S Class - Level 4
2003	5.6231	0	0
2002	9.4282	5.6231	7,328
2001	10.0000	9.4282	4,120

Global Telecommunications S Class - Level 5
2003	5.6154	0	0
2002	9.4248	5.6154	7,097
2001	10.0000	9.4248	2,758

Global Telecommunications Series - Level 2
2003	2.5197	0	0
2002	4.2126	2.5197	55,883
2001	7.2886	4.2126	74,165
2000	10.0000	7.2886	11,107

Global Telecommunications Series - Level 3
2003	2.5138	0	0
2002	4.2071	2.5138	3,780
2001	7.2865	4.2071	17,956
2000	10.0000	7.2865	9,402

Global Telecommunications Series - Level 4
2003	2.5109	0	0
2002	4.2043	2.5109	41,917
2001	7.2854	4.2043	34,566
2000	10.0000	7.2854	3,533

Global Telecommunications Series - Level 5
2003	2.5050	0	0
2002	4.1987	2.5050	44,697
2001	7.2832	4.1987	59,757
2000	10.0000	7.2832	14,516

Global Total Return S Class - Level 2
2003	9.6785	11.7232	135,471
2002	9.7518	9.6785	80,006
2001	10.0000	9.7518	32,456

Global Total Return S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Global Total Return S Class - Level 4
2003	9.6588	11.6815	73,404
2002	9.7467	9.6588	44,498
2001	10.0000	9.7467	21,317

Global Total Return S Class- Level 5
2003	9.6456	11.6537	47,182
2002	9.7433	9.6456	31,335
2001	10.0000	9.7433	7,957

Global Total Return Series - Level 2
2003	9.1922	11.1741	150,507
2002	9.2435	9.1922	100,244
2001	9.9684	9.2435	86,849
2000	10.0000	9.9684	6,315

Global Total Return Series - Level 3
2003	9.1702	11.1361	17,906
2002	0	9.1702	12,864
2001	9.9648	0	0
2000	10.0000	9.9648	0

Global Total Return Series - Level 4
2003	9.1592	11.1171	212,311
2002	9.2244	9.1592	129,638
2001	9.9630	9.2244	121,257
2000	10.0000	9.9630	25,601

Global Total Return Series - Level 5
2003	9.1372	11.0792	392,672
2002	9.2116	9.1372	199,870
2001	9.9593	9.2116	124,339
2000	10.0000	9.9593	20,862

Government Securities S Class - Level 2
2003	10.9594	11.0359	974,838
2002	10.1238	10.9594	1,072,889
2001	10.0000	10.1238	226,581

Government Securities S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Government Securities S Class - Level 4
2003	10.9370	10.9966	679,618
2002	10.1185	10.9370	862,933
2001	10.0000	10.1185	187,842

Government Securities S Class - Level 5
2003	10.9221	10.9705	586,861
2002	10.1149	10.9221	679,375
2001	10.0000	10.1149	208,275

Government Securities Series - Level 2
2003	12.2492	12.3686	1,208,076
2002	11.2855	12.2492	1,535,010
2001	10.6258	11.2855	1,306,150
2000	10.0000	10.6258	173,385

Government Securities Series - Level 3
2003	12.2190	12.3256	131,415
2002	11.2690	12.2190	215,756
2001	10.6210	11.2690	124,911
2000	10.0000	10.6210	20,304

Government Securities Series - Level 4
2003	12.2039	12.3041	1,363,351
2002	11.2608	12.2039	1,913,473
2001	10.6187	11.2608	1,359,479
2000	10.0000	10.6187	209,319

Government Securities Series - Level 5
2003	12.1737	12.2612	2,261,410
2002	11.2443	12.1737	2,825,612
2001	10.6140	11.2443	2,413,267
2000	10.0000	10.6140	370,992

High Yield S Class - Level 2
2003	10.0033	11.9854	380,188
2002	9.8907	10.0033	335,353
2001	10.0000	9.8907	82,530

High Yield S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

High Yield S Class - Level 4
2003	9.9829	11.9428	230,237
2002	9.8856	9.9829	213,922
2001	10.0000	9.8856	56,208

High Yield S Class - Level 5
2003	9.9693	11.9144	297,600
2002	9.8821	9.9693	268,307
2001	10.0000	9.8821	81,594

High Yield Series - Level 2
2003	9.3779	11.2576	663,799
2002	9.2375	9.3779	649,634
2001	9.1845	9.2375	734,017
2000	10.0000	9.1845	112,132

High Yield Series - Level 3
2003	9.3547	11.2185	72,234
2002	9.2241	9.3547	50,292
2001	9.1804	9.2241	47,866
2000	10.0000	9.1804	25,020

High Yield Series - Level 4
2003	9.3431	11.1989	683,551
2002	9.2173	9.3431	666,543
2001	9.1784	9.2173	713,877
2000	10.0000	9.1784	143,301

High Yield Series - Level 5
2003	9.3200	11.1599	1,227,232
2002	9.2038	9.3200	1,190,722
2001	9.1743	9.2038	1,345,131
2000	10.0000	9.1743	278,253

International Growth S Class - Level 2
2003	8.2696	11.3099	147,002
2002	9.5087	8.2696	134,517
2001	10.0000	9.5087	32,328

International Growth S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

International Growth S Class - Level 4
2003	8.2527	11.2697	114,783
2002	9.5037	8.2527	112,015
2001	10.0000	9.5037	30,439

International Growth S Class - Level 5
2003	8.2414	11.2429	110,935
2002	9.5004	8.2414	139,637
2001	10.0000	9.5004	30,821

International Growth Series - Level 2
2003	6.5897	9.0327	401,649
2002	9.5087	6.5897	493,324
2001	9.5954	9.5087	32,328
2000	10.0000	9.5954	36,126

International Growth Series - Level 3
2003	6.5734	9.0013	63,607
2002	0	6.5734	82,389
2001	9.5915	0	0
2000	10.0000	9.5915	0

International Growth Series - Level 4
2003	6.5653	8.9856	451,383
2002	9.5037	6.5653	520,364
2001	9.5895	9.5037	30,439
2000	10.0000	9.5895	31,240

International Growth Series - Level 5
2003	6.5490	8.9542	1,067,930
2002	9.5004	6.5490	1,180,521
2001	9.5855	9.5004	30,821
2000	10.0000	9.5855	72,137

International Investors Trust S Class- Level 2
2003	8.7180	11.4786	34,052
2002	9.3785	8.7180	27,488
2001	10.0000	9.3785	936

International Investors Trust S Class- Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

International Investors Trust S Class- Level 4
2003	8.7002	11.4378	15,234
2002	9.3736	8.7002	8,018
2001	10.0000	9.3736	1,282

International Investors Trust S Class- Level 5
2003	8.6883	11.4106	14,544
2002	9.3703	8.6883	6,025
2001	10.0000	9.3703	442

International Investors Trust Series - Level 2
2003	7.5324	#N/A	#N/A
2002	8.1014	7.5324	92,940
2001	9.1002	8.1014	103,771
2000	10.0000	9.1002	75,354

International Investors Trust Series - Level 3
2003	7.5140	#N/A	#N/A
2002	0	7.5140	554
2001	9.0962	0	27,836
2000	10.0000	9.0962	19,952

International Investors Trust Series - Level 4
2003	7.5048	#N/A	#N/A
2002	8.0840	7.5048	92,400
2001	9.0941	8.0840	90,372
2000	10.0000	9.0941	143,533

International Investors Trust Series - Level 5
2003	7.4865	#N/A	#N/A
2002	8.0724	7.4865	230,238
2001	9.0901	8.0724	236,598
2000	10.0000	9.0901	395,096

Managed Sectors S Class - Level 2
2003	7.0356	8.6869	19,534
2002	9.6377	7.0356	24,300
2001	10.0000	9.6377	8,262

Managed Sectors S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Managed Sectors S Class - Level 4
2003	7.0212	8.6560	23,553
2002	9.6326	7.0212	19,600
2001	10.0000	9.6326	4,450

Managed Sectors S Class - Level 5
2003	7.0116	8.6354	26,124
2002	9.6292	7.0116	24,251
2001	10.0000	9.6292	2,195

Managed Sectors Series - Level 2
2003	4.1345	5.1203	350,608
2002	5.6514	4.1345	380,499
2001	8.8670	5.6514	435,641
2000	10.0000	8.8670	160,500

Managed Sectors Series - Level 3
2003	4.1243	5.1026	11,201
2002	5.6433	4.1243	40,787
2001	8.8633	5.6433	40,787
2000	10.0000	8.8633	40,787

Managed Sectors Series - Level 4
2003	4.1193	5.0938	272,922
2002	5.6392	4.1193	321,889
2001	8.8615	5.6392	419,332
2000	10.0000	8.8615	145,449

Managed Sectors Series - Level 5
2003	4.1092	5.0761	542,420
2002	5.6311	4.1092	570,979
2001	8.8577	5.6311	680,652
2000	10.0000	8.8577	318,263

Massachusetts Investors Growth Stock S Class - Level 2
2003	6.9486	8.4379	484,851
2002	9.7790	6.9486	474,378
2001	10.0000	9.7790	127,984

Massachusetts Investors Growth Stock S Class- Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Massachusetts Investors Growth Stock S Class - Level 4
2003	6.9344	8.4079	420,037
2002	9.7739	6.9344	398,429
2001	10.0000	9.7739	136,910

Massachusetts Investors Growth Stock S Class - Level 5
2003	6.9249	8.3879	400,408
2002	9.7705	6.9249	392,837
2001	10.0000	9.7705	119,151

Massachusetts Investors Growth Stock Series - Level 2
2003	4.5979	5.6081	2,091,078
2002	6.4655	4.5979	2,228,096
2001	8.7095	6.4655	2,636,140
2000	10.0000	8.7095	825,447

Massachusetts Investors Growth Stock Series - Level 3
2003	4.6357	5.6483	460,873
2002	6.5251	4.6357	444,541
2001	8.7988	6.5251	494,984
2000	10.0000	8.7988	147,610

Massachusetts Investors Growth Stock Series - Level 4
2003	4.5809	5.5787	3,412,410
2002	6.4513	4.5809	3,545,908
2001	8.7036	6.4513	4,369,839
2000	10.0000	8.7036	1,222,281

Massachusetts Investors Growth Stock Series - Level 5
2003	4.5695	5.5592	7,039,271
2002	6.4418	4.5695	7,600,872
2001	8.6997	6.4418	8,975,003
2000	10.0000	8.6997	3,410,945

Massachusetts Investors Trust S Class - Level 2
2003	7.5171	9.0989	746,877
2002	9.6743	7.5171	723,445
2001	10.0000	9.6743	208,907

Massachusetts Investors Trust S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Massachusetts Investors Trust S Class - Level 4
2003	7.5017	9.0665	608,075
2002	9.6692	7.5017	600,013
2001	10.0000	9.6692	153,154

Massachusetts Investors Trust S Class - Level 5
2003	7.4914	9.0449	615,935
2002	9.6659	7.4914	662,684
2001	10.0000	9.6659	209,645

Massachusetts Investors Trust Series - Level 2
2003	6.3064	7.6573	2,500,230
2002	8.0990	6.3064	2,738,808
2001	9.7233	8.0990	2,859,591
2000	10.0000	9.7233	662,105

Massachusetts Investors Trust Series - Level 3
2003	6.2908	7.6307	196,419
2002	8.0871	6.2908	251,705
2001	9.7190	8.0871	287,353
2000	10.0000	9.7190	106,576

Massachusetts Investors Trust Series - Level 4
2003	6.2830	7.6173	2,710,296
2002	8.0812	6.2830	2,993,672
2001	9.7168	8.0812	3,238,309
2000	10.0000	9.7168	744,449

Massachusetts Investors Trust Series - Level 5
2003	6.2674	7.5907	5,757,625
2002	8.0693	6.2674	6,256,339
2001	9.7125	8.0693	7,010,803
2000	10.0000	9.7125	1,982,246

Mid Cap Growth S Class - Level 2
2003	5.0398	6.8417	365,969
2002	9.6505	5.0398	334,570
2001	10.0000	9.6505	68,341

Mid Cap Growth S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Mid Cap Growth S Class - Level 4
2003	5.0295	6.8173	223,376
2002	9.6454	5.0295	218,225
2001	10.0000	9.6454	58,437

Mid Cap Growth S Class - Level 5
2003	5.0226	6.8011	289,553
2002	9.6420	5.0226	296,163
2001	10.0000	9.6420	73,830

Mid Cap Growth Series - Level 2
2003	3.6684	4.9998	480,684
2002	7.0234	3.6684	395,586
2001	9.2503	7.0234	432,824
2000	10.0000	9.2503	34,282

Mid Cap Growth Series - Level 3
2003	3.6599	4.9831	178,259
2002	7.0142	3.6599	86,131
2001	9.2475	7.0142	166,380
2000	10.0000	9.2475	32,880

Mid Cap Growth Series - Level 4
2003	3.6556	4.9747	991,837
2002	7.0095	3.6556	765,488
2001	9.2461	7.0095	759,585
2000	10.0000	9.2461	135,289

Mid Cap Growth Series - Level 5
2003	3.6471	4.9581	1,359,098
2002	7.0003	3.6471	1,074,028
2001	9.2434	7.0003	1,086,103
2000	10.0000	9.2434	257,499

Mid Cap Value S Class - Level 2
2003	7.8685	10.2596	23,832
2002	0.0000	7.8685	11,064

Mid Cap Value S Class - Level 3
2003	0	0	0
2002	0.0000	0	0

Mid Cap Value S Class - Level 4
2003	7.8605	10.2336	6,335
2002	0.0000	7.8605	380

Mid Cap Value S Class - Level 5
2003	7.8551	10.2163	13,380
2002	0.0000	7.8551	4,031

Money Market S Class - Level 2
2003	10.0201	9.9423	271,380
2002	10.0340	10.0201	418,389
2001	10.0000	10.0340	191,268

Money Market S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Money Market S Class - Level 4
2003	9.9996	9.9069	164,910
2002	10.0287	9.9996	218,883
2001	10.0000	10.0287	49,529

Money Market S Class - Level 5
2003	9.9860	9.8834	279,831
2002	10.0252	9.9860	218,587
2001	10.0000	10.0252	141,648

Money Market Series - Level 2
2003	10.4998	10.4444	686,478
2002	10.4884	10.4998	993,215
2001	10.2243	10.4884	1,040,145
2000	10.0000	10.2243	156,253

Money Market Series - Level 3
2003	10.4739	10.4081	34,522
2002	10.4730	10.4739	36,713
2001	10.2197	10.4730	123,279
2000	10.0000	10.2197	0

Money Market Series - Level 4
2003	10.4609	10.3899	641,289
2002	10.4653	10.4609	1,204,431
2001	10.2174	10.4653	960,392
2000	10.0000	10.2174	136,521

Money Market Series - Level 5
2003	10.4349	10.3536	1,435,344
2002	10.4499	10.4349	2,229,770
2001	10.2128	10.4499	1,927,332
2000	10.0000	10.2128	324,280

New Discovery S Class - Level 2
2003	6.7620	9.0246	308,151
2002	10.3117	6.7620	300,895
2001	10.0000	10.3117	61,550

New Discovery S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

New Discovery S Class - Level 4
2003	6.7482	8.9925	196,676
2002	10.3063	6.7482	185,652
2001	10.0000	10.3063	54,539

New Discovery S Class - Level 5
2003	6.7390	8.9712	207,765
2002	10.3027	6.7390	228,753
2001	10.0000	10.3027	55,437

New Discovery Series - Level 2
2003	5.3009	7.0891	822,990
2002	8.0592	5.3009	901,138
2001	8.5929	8.0592	831,361
2000	10.0000	8.5929	228,703

New Discovery Series - Level 3
2003	5.2877	7.0644	206,314
2002	8.0474	5.2877	182,505
2001	8.5890	8.0474	152,692
2000	10.0000	8.5890	96,431

New Discovery Series - Level 4
2003	5.2811	7.0520	813,037
2002	8.0414	5.2811	834,640
2001	8.5870	8.0414	944,750
2000	10.0000	8.5870	333,331

New Discovery Series - Level 5
2003	5.2679	7.0272	1,960,188
2002	8.0295	5.2679	2,151,270
2001	8.5831	8.0295	2,219,925
2000	10.0000	8.5831	830,845

Research S Class - Level 2
2003	7.1234	8.8027	150,723
2002	9.6537	7.1234	135,115
2001	10.0000	9.6537	49,444

Research S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Research S Class - Level 4
2003	7.1088	8.7714	59,931
2002	9.6487	7.1088	55,571
2001	10.0000	9.6487	13,838

Research S Class - Level 5
2003	7.0991	8.7506	88,135
2002	9.6453	7.0991	91,700
2001	10.0000	9.6453	34,917

Research Series - Level 2
2003	5.1078	6.3274	717,775
2002	6.9027	5.1078	795,645
2001	8.8839	6.9027	861,345
2000	10.0000	8.8839	287,774

Research Series - Level 3
2003	5.0952	6.3055	148,142
2002	6.8927	5.0952	148,701
2001	8.8800	6.8927	147,430
2000	10.0000	8.8800	136,123

Research Series - Level 4
2003	5.0889	6.2945	874,613
2002	6.8877	5.0889	982,768
2001	8.8781	6.8877	1,230,427
2000	10.0000	8.8781	474,565

Research Series - Level 5
2003	5.0763	6.2726	1,880,715
2002	6.8776	5.0763	2,050,835
2001	8.8742	6.8776	2,382,899
2000	10.0000	8.8742	1,097,956

Research Growth and Income S Class - Level 2
2003	7.6938	9.6964	114,440
2002	9.9300	7.6938	116,190
2001	10.0000	9.9300	27,660

Research Growth and Income S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Research Growth and Income S Class - Level 4
2003	7.6780	9.6619	72,429
2002	9.9248	7.6780	61,732
2001	10.0000	9.9248	18,805

Research Growth and Income S Class - Level 5
2003	7.6675	9.6389	77,578
2002	9.9213	7.6675	78,770
2001	10.0000	9.9213	10,756

Research Growth and Income Series - Level 2
2003	6.8846	8.7018	170,427
2002	8.8614	6.8846	191,207
2001	10.0616	8.8614	195,186
2000	10.0000	10.0616	41,097

Research Growth and Income Series - Level 3
2003	6.8678	8.6718	12,020
2002	8.8488	6.8678	12,495
2001	10.0574	8.8488	11,466
2000	10.0000	10.0574	11,505

Research Growth and Income Series - Level 4
2003	6.8594	8.6568	233,007
2002	8.8424	6.8594	241,575
2001	10.0554	8.8424	313,472
2000	10.0000	10.0554	70,162

Research Growth and Income Series - Level 5
2003	6.8425	8.6268	465,972
2002	8.8297	6.8425	432,027
2001	10.0512	8.8297	459,458
2000	10.0000	10.0512	127,800

Research International S Class - Level 2
2003	8.2320	10.8557	63,566
2002	9.4240	8.2320	66,801
2001	10.0000	9.4240	19,725

Research International S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Research International S Class - Level 4
2003	8.2152	10.8171	47,960
2002	9.4191	8.2152	51,543
2001	10.0000	9.4191	16,136

Research International S Class - Level 5
2003	8.2040	10.7914	44,321
2002	9.4158	8.2040	42,071
2001	10.0000	9.4158	20,121

Research International Series - Level 2
2003	6.3443	8.3947	313,117
2002	7.2505	6.3443	344,106
2001	8.9190	7.2505	350,771
2000	10.0000	8.9190	147,311

Research International Series - Level 3
2003	6.3285	8.3654	108,984
2002	7.2399	6.3285	137,859
2001	8.9150	7.2399	140,166
2000	10.0000	8.9150	75,847

Research International Series - Level 4
2003	6.3206	8.3507	289,102
2002	7.2345	6.3206	313,175
2001	8.9129	7.2345	421,744
2000	10.0000	8.9129	160,450

Research International Series - Level 5
2003	6.3049	8.3215	891,768
2002	7.2238	6.3049	1,037,328
2001	8.9089	7.2238	1,130,011
2000	10.0000	8.9089	459,368

Strategic Growth S Class - Level 2
2003	6.7309	8.4532	80,261
2002	9.7478	6.7309	66,771
2001	10.0000	9.7478	21,986

Strategic Growth S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Strategic Growth S Class - Level 4
2003	6.7172	8.4231	64,115
2002	9.7427	6.7172	55,272
2001	10.0000	9.7427	19,053

Strategic Growth S Class - Level 5
2003	6.7080	8.4031	78,869
2002	9.7393	6.7080	71,839
2001	10.0000	9.7393	23,520

Strategic Growth Series - Level 2
2003	4.3627	5.4999	303,662
2002	6.3140	4.3627	303,300
2001	8.4758	6.3140	422,409
2000	10.0000	8.4758	135,296

Strategic Growth Series - Level 3
2003	4.3520	5.4809	50,247
2002	6.3049	4.3520	51,927
2001	8.4721	6.3049	53,513
2000	10.0000	8.4721	25,507

Strategic Growth Series - Level 4
2003	4.3466	5.4713	500,309
2002	6.3003	4.3466	449,572
2001	8.4703	6.3003	569,841
2000	10.0000	8.4703	261,952

Strategic Growth Series - Level 5
2003	4.3359	5.4523	957,362
2002	6.2911	4.3359	1,022,810
2001	8.4666	6.2911	1,322,478
2000	10.0000	8.4666	599,690

Strategic Income S Class - Level 2
2003	10.6959	11.8921	150,240
2002	10.0890	10.6959	122,527
2001	10.0000	10.0890	39,804

Strategic Income S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Strategic Income S Class - Level 4
2003	10.6740	11.8498	100,899
2002	10.0838	10.6740	91,947
2001	10.0000	10.0838	28,064

Strategic Income S Class - Level 5
2003	10.6595	11.8216	62,544
2002	10.0802	10.6595	69,454
2001	10.0000	10.0802	23,560

Strategic Income Series - Level 2
2003	10.9008	12.1641	166,495
2002	10.2595	10.9008	153,378
2001	10.0431	10.2595	162,361
2000	10.0000	10.0431	28,461

Strategic Income Series - Level 3
2003	10.8740	12.1221	83,759
2002	10.2447	10.8740	97,924
2001	10.0388	10.2447	28,891
2000	10.0000	10.0388	26,165

Strategic Income Series - Level 4
2003	10.8607	12.1010	239,679
2002	10.2373	10.8607	229,679
2001	10.0366	10.2373	189,969
2000	10.0000	10.0366	65,392

Strategic Income Series - Level 5
2003	10.8340	12.0590	439,995
2002	10.2225	10.8340	389,997
2001	10.0324	10.2225	338,348
2000	10.0000	10.0324	91,957

Strategic Value S Class - Level 2
2003	7.8388	9.8420	47,299
2002	0.0000	7.8388	5,294

Strategic Value S Class - Level 3
2003	0	0	0
2002	0.0000	0	0

Strategic Value S Class - Level 4
2003	0	9.8170	10,000
2002	0.0000	0	0

Strategic Value S Class - Level 5
2003	7.8254	9.8003	16,462
2002	0.0000	7.8254	6,704

Strategic Value Series - Level 2
2003	0.0000	9.9495	89,268
2002	0.0000	0.0000	0

Strategic Value Series - Level 3
2003	0.0000	9.9153	6,936
2002	0.0000	0.0000	0

Strategic Value Series - Level 4
2003	0.0000	9.8981	101,023
2002	0.0000	0.0000	0

Strategic Value Series - Level 5
2003	0.0000	9.8639	265,678
2002	0.0000	0.0000	0

Technology S Class - Level 2
2003	5.1628	7.4183	30,157
2002	9.7402	5.1628	23,128
2001	10.0000	9.7402	12,839

Technology S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Technology S Class - Level 4
2003	5.1522	7.3919	30,969
2002	9.7350	5.1522	19,643
2001	10.0000	9.7350	5,304

Technology S Class - Level 5
2003	5.1451	7.3743	36,286
2002	9.7316	5.1451	26,130
2001	10.0000	9.7316	11,096

Technology Series - Level 2
2003	2.4974	3.5893	361,176
2002	4.6773	2.4974	332,028
2001	7.7398	4.6773	443,520
2000	10.0000	7.7398	141,204

Technology Series - Level 3
2003	2.4912	3.5768	34,337
2002	4.6705	2.4912	44,676
2001	7.7365	4.6705	46,369
2000	10.0000	7.7365	41,719

Technology Series - Level 4
2003	2.4881	3.5706	417,202
2002	4.6671	2.4881	391,228
2001	7.7348	4.6671	546,351
2000	10.0000	7.7348	183,811

Technology Series - Level 5
2003	2.4820	3.5581	1,063,824
2002	4.6603	2.4820	1,106,441
2001	7.7314	4.6603	1,328,675
2000	10.0000	7.7314	644,712

Total Return S Class - Level 2
2003	9.2767	10.7135	1,685,029
2002	9.9714	9.2767	1,631,384
2001	10.0000	9.9714	374,067

Total Return S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Total Return S Class - Level 4
2003	9.2578	10.6754	1,216,754
2002	9.9661	9.2578	1,116,531
2001	10.0000	9.9661	280,852

Total Return S Class - Level 5
2003	9.2451	10.6500	1,099,716
2002	9.9626	9.2451	1,071,308
2001	10.0000	9.9626	350,484

Total Return Series - Level 2
2003	10.3732	12.0125	1,931,209
2002	11.1300	10.3732	1,996,722
2001	11.2029	11.1300	1,814,986
2000	10.0000	11.2029	219,370

Total Return Series - Level 3
2003	10.3477	11.9709	99,853
2002	11.1139	10.3477	80,814
2001	11.1981	11.1139	87,756
2000	10.0000	11.1981	10,625

Total Return Series - Level 4
2003	10.3350	11.9501	2,197,856
2002	11.1058	10.3350	2,203,585
2001	11.1957	11.1058	1,975,555
2000	10.0000	11.1957	325,729

Total Return Series - Level 5
2003	10.3095	11.9086	3,689,076
2002	11.0897	10.3095	3,762,588
2001	11.1909	11.0897	3,267,013
2000	10.0000	11.1909	556,497

Utilities S Class - Level 2
2003	6.6976	9.0060	186,540
2002	8.9330	6.6976	184,744
2001	10.0000	8.9330	84,371

Utilities S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Utilities S Class - Level 4
2003	6.6839	8.9740	170,444
2002	8.9283	6.6839	171,535
2001	10.0000	8.9283	80,157

Utilities S Class - Level 5
2003	6.6748	8.9527	197,553
2002	8.9252	6.6748	166,263
2001	10.0000	8.9252	63,193

Utilities Series - Level 2
2003	5.4579	7.3513	914,416
2002	11.1038	5.4579	1,041,506
2001	9.6922	11.1038	761,810
2000	10.0000	9.6922	348,917

Utilities Series - Level 3
2003	5.4443	7.3257	120,772
2002	11.0877	5.4443	139,608
2001	9.6878	11.0877	201,491
2000	10.0000	9.6878	95,664

Utilities Series - Level 4
2003	5.4376	7.3128	1,075,912
2002	11.0796	5.4376	1,235,629
2001	9.6856	11.0796	1,045,431
2000	10.0000	9.6856	487,384

Utilities Series - Level 5
2003	5.4240	7.2872	1,991,221
2002	11.0635	5.4240	2,028,333
2001	9.6812	11.0635	2,162,825
2000	10.0000	9.6812	985,298

Value S Class - Level 2
2003	8.3510	10.3259	593,073
2002	9.7998	8.3510	539,530
2001	10.0000	9.7998	151,651

Value S Class - Level 3
2003	0	0	0
2002	0	0	0
2001	10.0000	0	0

Value S Class - Level 4
2003	8.3339	10.2892	417,138
2002	9.7947	8.3339	355,618
2001	10.0000	9.7947	112,398

Value S Class - Level 5
2003	8.3225	10.2647	474,717
2002	9.7912	8.3225	488,034
2001	10.0000	9.7912	146,165

Value Series - Level 2
2003	9.4859	11.7506	728,481
2002	11.1038	9.4859	798,403
2001	12.1428	11.1038	761,810
2000	10.0000	12.1428	112,270

Value Series - Level 3
2003	9.4626	11.7098	196,432
2002	11.0877	9.4626	209,708
2001	12.1376	11.0877	201,491
2000	10.0000	12.1376	20,757

Value Series - Level 4
2003	9.4509	11.6895	1,096,910
2002	11.0796	9.4509	1,076,900
2001	12.1349	11.0796	1,045,431
2000	10.0000	12.1349	131,403

Value Series - Level 5
2003	9.4275	11.6488	2,237,046
2002	11.0635	9.4275	2,289,774
2001	12.1296	11.0635	2,162,825
2000	10.0000	12.1296	329,803

* From commencement of operations on July 17, 2000 to December 31, 2000.
** From commencement of operations on September 11, 2000 to December 31, 2000.